                               AEGON/TRANSAMERICA
                                SERIES FUND, INC.
                         Formerly, WRL Series Fund, Inc.

                         Annual Report|December 31, 2001

TABLE OF CONTENTS

AEGON/Transamerica Series Fund, Inc.

CHAIRMAN'S LETTER...........................................    2

AGGRESSIVE EQUITY PORTFOLIOS
  Munder Net50..............................................    3
  Van Kampen Emerging Growth................................   13
  T. Rowe Price Small Cap...................................   24
  Pilgrim Baxter Mid Cap Growth.............................   38
  Alger Aggressive Growth...................................   48
  Third Avenue Value........................................   58
  Value Line Aggressive Growth..............................   69
WORLD EQUITY PORTFOLIOS
  International Equity......................................   79
  Janus Global..............................................   91
  Gabelli Global Growth.....................................  103
  Great Companies - Global(2)...............................  114
  American Century International............................  123
  BlackRock Global Science & Technology....................   134
GROWTH EQUITY PORTFOLIOS
  Great Companies - Technology(SM)..........................  144
  Janus Growth..............................................  153
  LKCM Capital Growth.......................................  163
  Goldman Sachs Growth......................................  173
  GE U.S. Equity............................................  184
  Great Companies - America(SM).............................  195
  Salomon All Cap...........................................  204
  C.A.S.E. Growth...........................................  216
  Dreyfus Mid Cap...........................................  225
  NWQ Value Equity..........................................  237
  BlackRock Large Cap Value................................   247
  BlackRock Mid Cap Growth.................................   257
BALANCED PORTFOLIOS
  T. Rowe Price Dividend Growth.............................  268
  Transamerica Value Balanced...............................  280
  LKCM Strategic Total Return...............................  292
  J.P. Morgan Real Estate Securities........................  303
  Federated Growth & Income.................................  312
  AEGON Balanced............................................  323
  American Century Income & Growth..........................  333
FIXED-INCOME PORTFOLIOS
  AEGON Bond................................................  345
CAPITAL PRESERVATION PORTFOLIOS
  J.P. Morgan Money Market..................................  356

 The portfolios of the AEGON/Transamerica Series Fund, Inc. are made available through variable life insurance,
   variable annuity, and group annuity products. The availability of certain portfolios may vary from product to product.


                   AEGON/Transamerica Series Fund, Inc.  1

FELLOW CONTRACT AND POLICY OWNERS:

Resilience \ri-`zil-yen(t)s\ n : an ability to recover from or adjust to misfortune or change.

Given the outsized events of the last few months, the market's -- indeed the nation's -- ability to recover or adjust has been seriously tested. All of us have struggled a little. Some of us have struggled a lot.

But we are recovering. And we are adjusting.

                                    [PHOTOS]
 Shown is John R. Kenney, Chairman of the Board and Patrick S. Baird, President

Take Morgan Stanley. Within a week of the September 11th disaster, the firm, dispossessed from its mammoth operations at what used to be Two World Trade, was fully operational. Or Salomon Brothers. Within days, the company, suddenly out of a home at Seven World Trade, was ready for business in Rutherford. Or Fred Alger Management, perhaps the noblest of them all. Within hours of losing its 93rd floor office at One World Trade and several key employees, including our great friend David Alger, the remaining Alger employees were regrouping in Jersey City.

It's this indestructible spirit that makes the markets so resilient. It's this resilience that will lead the markets to find their trends in the long term. And it's this long-term trend that makes the story of the markets so compelling.

Those who take their cues from history know the market is a good place to be, and has been for a very long time. Outside the past 15 years, an exceptional stretch by any standard, the market's historical averages are 12.8 % a year over 50 years and 11.1 % over 75 years. Although 2000 and 2001 have been disappointments -- huge disappointments -- they represent the first back-to-back losing years for stocks since the 1970s.

As fate would have it, the events of September 11th were heaped on top of an already problematic market. The U.S. economy was slowing and a secular contraction was under way in the businesses and stock prices of the technology industry. The tragedy, in other words, only accelerated the decline we were already experiencing. In the days and weeks following the attack, the economy most likely slipped from a slowdown into a recession and the equity market fell correspondingly.

Rest assured that all the portfolio managers of the AEGON/Transamerica Series Fund, Inc. are working harder than ever to stick to their investment disciplines. We urge you to examine their individual comments contained in this Report. Understanding how these experts dealt with this complex market can only make it easier for you to stick to your own investment strategy. We encourage you, too, to sit down with your financial advisor. In these chaotic times, they can help impose order. While you can't control the market, you can carefully control your portfolio, by setting target allocations for different market sectors and then making sure you don't stray too far from those percentages.

Our nation has always been able to overcome adversity, and we will again. The economic future of this country is highly promising. Its vast supplies of human and physical capital, and its innovative skills can propel the economy to new heights. Consumer confidence will rebound. Together with the combination of monetary and fiscal stimuli, we've every reason to think this recession will end as quickly as it began.

Meanwhile, even if the external terrorist threat remains fixed over time, our ability to deal with it in an effective and efficient manner will improve, perhaps greatly. And in the absence of further incidents, the psychological impact of the attacks will also wane. Already air travel has recovered to about 80 % of its pre-attack level, after falling to 50 % in the first week after air travel resumed. The country will recover. The country will adjust.

Across the months ahead, a great deal will turn on our optimism and resilience. We ask you to remember that while your task of financial planning is formidable right now, so too is your potential for reward. We appreciate the opportunity to help you with both.



Sincerely yours,



/s/ John R. Kenney

JOHN R. KENNEY
Chairman of the Board


                    AEGON/Transamerica Series Fund, Inc.  2

MUNDER NET50
....seeks long-term capital appreciation.

MARKET ENVIRONMENT

The fourth quarter of 2001 was particularly strong for technology and Internet stocks, with the NASDAQ Composite Index rebounding 30.13 % - a welcome change in an otherwise challenging year. Fundamentals, as well as investor anticipation of an economic recovery and higher technology capital spending in 2002, fueled the quarter's gain. The events of September 11th served to reemphasize the growing need for data redundancy, backup and security.

PERFORMANCE

For the year ended December 31, 2001, Munder Net50 returned (25.42)%, as compared to its benchmarks, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), which returned (11.89)%, the Inter@ctive Week Internet Index ("IIX") which returned (47.81)% and the Russell 2000 which returned 2.49 %. On May 29, 2001, the investment restrictions, strategy and investment objective were changed. From May 29, 2001 through December 31, 2001, Munder Net50 returned (28.44)%, as compared to its benchmarks, the S&P 500, which returned (9.42)%, and IIX, which returned (32.89)%.

STRATEGY REVIEW

We continue to seek companies that will benefit from the build-out of the Internet, leading to our consistent strategy of investing in three broad categories. The Internet component in the portfolio represents companies that were born on the Web. Traditionally miscast as technology companies, they are better classified as non-technology sectors, including retail, media and finance. The technology component of the portfolio comprises companies that either help build the Web or enable other businesses to leverage the Web for their own businesses - the "arms dealers" of the Internet. We believe that the successful deployment of Internet tools and strategies will help cleave the market leaders from the followers. Offline companies are the final component of our strategy. These enterprises typically use the Web to expand traditional businesses. Among the first offline companies to find new opportunities through the Internet were media companies, financial institutions and job-placement services.

Among our top holdings, Check Point Software Technologies, Ltd., which helps build the Web by providing software security, has benefited from other businesses' need to protect data.

Another holding, eBay Inc. ("e-Bay"), has built a tremendous business by providing an online auction platform for companies and consumers. Last year eBay-listed items topped $10 billion in sales. The company operates profitably and continues to develop new categories for sales and new markets internationally. AOL Time Warner Inc. ("AOL"), meanwhile, has emerged as the first true new-media company by combining traditional Time Warner Inc. publishing and cable television businesses with Internet services. We believe that as the Web matures, AOL will continue to develop its subscription base and cross-promote its cable systems, publishing and film entertainment operations by way of the Internet.

OUTLOOK

We continue to believe that the economy is poised for recovery in 2002, providing investors with the opportunity to capitalize on strong trends in the Internet sector. Among them is the move toward wireless Internet access. While Internet-attached wireless devices are relatively few today, the convenience they offer will spur greater demand for them over time. Another trend we continue to like is broadband. A recent study shows that once users have a broadband Internet connection, they spend 27 % more time online. Broadband subscribers are changing their media habits as well, a point illustrated by a Fletcher Advisory survey showing that broadband users have cut their TV viewing by an average of five hours a week. Further, 61 % of those surveyed said they would rather have an Internet connection than a television. Clearly, broadband has great potential to drive Internet usage. This potential translates into opportunities for pure-play media companies, software producers and hardware manufacturers of servers and routers. We remain optimistic about the Internet-related area of the market and are committed to our long-term strategy.



/s/ Paul T. Cook
PAUL T. COOK
Munder Net50
Portfolio Manager

Prior to November 2001, Alan H. Harris was the portfolio manager.

The views expressed in this commentary on Munder Net50 reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers dis-claims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  3

MUNDER NET50

We remain optimistic about the Internet-related area of the market and are committed to our long-term strategy.

                                                            [MUNDERCAPITAL LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Munder Net50, the Standard and Poor's 500 Composite Stock Index, the Inter@active Week Internet Index, and the Russell 2000 Index.

[_] Munder Net50                       $  8,733

[_] S&P 500                            $  8,890

[_] IIX                                $  4,393

[_] Russell 2000                       $ 11,696

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
 (25.42)%          N/A               N/A               (4.96)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P), the Inter@active Week Internet Index and the Russell 2000 Index over the same time frame.

                                                                       Inter@active       Russell
                                        Munder Net50     S&P Index         Week         2000 Index
           Inception 5/3/99               $10,000         $10,000        $10,000         $10,000
           Period Ended 12/31/99          $11,782         $11,100        $17,260         $11,767
           FYE 12/31/00                   $11,709         $10,089        $ 8,417         $11,412
           FYE 12/31/01                   $ 8,733         $ 8,890        $ 4,393         $11,696

* Inception

On May 1, 2001, the portfolio changed its name from WRL Goldman Sachs Small Cap to Munder Net50. On May 29, 2001, the investment restrictions, strategy and investment objective were also changed. From May 29, 2001 through December 31, 2001, Munder Net50 returned (28.44)%, the S&P returned (9.42)%, and IIX returned (32.89)%.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Cisco Systems, Inc.                             5.23%
DoubleClick Inc.                                5.09%
VERITAS Software Corporation                    4.94%
AOL Time Warner Inc.                            4.91%
VeriSign, Inc.                                  4.74%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services            48.92%
Business Services                              14.34%
Computer & Office Equipment                    11.41%
Security & Commodity Brokers                    4.16%
Telecommunications                              3.96%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc.  4

     MUNDER NET50

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
COMMON STOCKS (93.55 %) (D)

   BUSINESS SERVICES (14.34 %)

 DoubleClick Inc. (a)........................    50,400    $    572
 eBay Inc. (a)...............................     7,200         482
 Hotel Reservations Network, Inc. -
   Class A (a)...............................     1,600          74
 Overture Services, Inc. (a).................    10,900         386
 Register.com, Inc. (a)......................     1,900          22
 TMP Worldwide Inc. (a)......................     1,200          51
 WebEx Communications, Inc. (a)..............     1,000          25

   COMMUNICATION (2.32 %)

 Charter Communications, Inc. (a)............     5,300          87
 NDS Group PLC - ADR (a).....................     8,700         174

   COMMUNICATIONS EQUIPMENT (2.72 %)

 Comverse Technology, Inc. (a)...............     1,000          22
 Gilat Satellite Networks, Ltd. (a)..........     7,759          43
 Nokia Oyj - ADR.............................     4,300         105
 QUALCOMM Incorporated (a)...................     2,700         136

   COMPUTER & DATA PROCESSING SERVICES (48.92 %)

 AOL Time Warner Inc. (a)....................    17,200         552
 Check Point Software
   Technologies, Ltd. (a)....................    13,000         519
 Genuity Inc. (a)............................    14,200          22
 InfoSpace, Inc. (a).........................    70,000         144
 Inktomi Corporation (a).....................    18,500         124
 Internet Security Systems, Inc. (a).........    10,000         321
 Intuit Inc. (a).............................     9,000         385
 Micromuse Inc. (a)..........................    16,900         254
 Microsoft Corporation (a)...................     8,000         530
 Multex.com, Inc. (a)........................     8,700          39
 Oracle Corporation (a)......................    38,500         532
 Riverdeep Group PLC - ADR (a)...............     9,900         166
 SportsLine.com, Inc. (a)....................     9,700          28
 TIBCO Software Inc. (a).....................    11,400         170
 Ticketmaster - Class B (a)..................     6,200         102
 TriZetto Group, Inc. (The) (a)..............     1,200          16
 VeriSign, Inc. (a)..........................    14,000         533
 VERITAS Software Corporation (a)............    12,400         556
 Yahoo! Inc. (a).............................    28,600         507

   COMPUTER & OFFICE EQUIPMENT (11.41 %)

 Brocade Communications Systems, Inc. (a)....     4,900         162
 Cisco Systems, Inc. (a).....................    32,400         588
 Dell Computer Corporation (a)...............     9,000         245
 EMC Corporation (a).........................    17,100         230
 Sun Microsystems, Inc. (a)..................     4,700          58

   ELECTRONIC COMPONENTS & ACCESSORIES (0.97 %)

 Applied Micro Circuits Corporation (a)......     3,500          40
 Broadcom Corporation - Class A (a)..........     1,700          69

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
COMMON STOCKS (CONTINUED)

   MANAGEMENT SERVICES (0.46 %)

 DiamondCluster International, Inc. -
   Class A (a)...............................     4,000    $     52

   MOTION PICTURES (2.39 %)

 CNET Networks, Inc. (a).....................    30,000         269

   REAL ESTATE (0.41 %)

 Homestore.com, Inc. (a) (c).................    20,600          46

   RETAIL TRADE (0.30 %)

 1-800-FLOWERS.COM, Inc. (a).................     2,200          34

   SECURITY & COMMODITY BROKERS (4.16 %)

 E*TRADE Group, Inc. (a).....................     7,200          74
 Schwab (Charles) Corporation (The)..........    25,500         394

   TELECOMMUNICATIONS (3.96 %)

 AT&T Corp...................................     7,400         134
 Digex, Incorporated (a).....................     5,400          16
 Qwest Communications International Inc......     9,300         131
 Vodafone Group PLC - ADR....................     6,400         164

   TRANSPORTATION & PUBLIC UTILITIES (1.19 %)

 Expedia, Inc. - Class A (a).................     1,600          65
 Travelocity.com Inc. (a)....................     2,400          69
                                                           --------
 Total Common Stocks
 (cost: $ 12,358).......................................     10,519
                                                           --------

                                               PRINCIPAL    MARKET
                                                AMOUNT      VALUE
                                               ---------   --------
SHORT-TERM OBLIGATIONS (11.86 %)

 Investors Bank & Trust Company (b)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 1,334 on
   01/02/2002................................  $  1,334    $  1,334
                                                           --------
 Total Short-Term Obligations
 (cost: $ 1,334)........................................      1,334
                                                           --------
 Total Investment Securities
 (cost: $ 13,692).......................................   $ 11,853
                                                           ========

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  5

     MUNDER NET50

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)


SUMMARY:

 Investments, at market value................  105.41 %    $ 11,853
 Liabilities in excess of other assets.......   (5.41)%        (608)
                                               --------    --------
 Net assets..................................  100.00 %    $ 11,245
                                               ========    ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, the repurchase agreement is collateralized by $ 2,340 Fannie Mae Floating Rate
     Note - Series 1993-186 - Class F (4.43 %, due 09/25/2008)
     with a market value and accrued interest of $ 1,403.
(c) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.
(d) The Common Stock - Savings Institutions category has been omitted since its percentage of net assets is less than 0.01
     %. The security in this category, Bank United
     Corp. - litigation rights has a cost and market value of less than $ 1.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  6

     MUNDER NET50

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 13,692
                                                           ========
 Investments in securities, at market value..............  $ 11,853
 Cash....................................................        50
 Receivables:
   Securities sold.......................................         0
   Interest..............................................         0
   Dividends.............................................         0
   Other.................................................         0
                                                           --------
     Total assets........................................    11,903
                                                           --------
LIABILITIES:
 Securities purchased....................................       650
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         7
   Dividends to shareholders.............................         0
   Other accrued liabilities.............................         1
                                                           --------
     Total liabilities...................................       658
                                                           --------
       Net assets........................................  $ 11,245
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     14
 Additional paid-in capital..............................    15,630
 Accumulated net investment income (loss)................         5
 Accumulated net realized gain (loss) on investment
   securities and futures contracts......................    (2,565)
 Net unrealized appreciation (depreciation) on:
   Investment securities.................................    (1,839)
   Futures contracts.....................................         0
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 11,245
                                                           ========
 Shares outstanding......................................     1,393
                                                           ========
 Net asset value and offering price per share............  $   8.07
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $     33
 Dividends...............................................        84
                                                           --------
     Total investment income.............................       117
                                                           --------
EXPENSES:
 Investment advisory fees................................        99
 Printing and shareholder reports........................         9
 Custody fees............................................        69
 Administrative service fees.............................         2
 Legal fees..............................................         1
 Auditing fees...........................................        10
 Directors fees..........................................         0
 Registration fees.......................................         0
 Other fees..............................................         1
                                                           --------
     Total expenses......................................       191
LESS:
 Advisory fee waiver and expense reimbursement...........        80
                                                           --------
     Net expenses........................................       111
                                                           --------
 Net investment income (loss)............................         6
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities.................................    (2,290)
   Futures contracts.....................................      (258)
                                                           --------
     Total net realized gain (loss)......................    (2,548)
                                                           --------
 Change in unrealized appreciation (depreciation) on:
   Investment securities.................................    (1,808)
   Futures contracts.....................................         0
                                                           --------
     Total change in unrealized appreciation
       (depreciation)....................................    (1,808)
                                                           --------
 Net gain (loss) on investment securities and futures
   contracts.............................................    (4,356)
                                                           --------
     Net increase (decrease) in net assets resulting from
       operations........................................  $ (4,350)
                                                           ========

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  7

     MUNDER NET50

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $       6   $      35
 Net realized gain (loss) on investment securities and
   futures contracts........................................     (2,548)         25
 Change in unrealized appreciation (depreciation) on
   investment securities and futures contracts..............     (1,808)       (273)
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (4,350)       (213)
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................        (61)       (119)
 In excess of net investment income.........................          0           0
 Net realized gains.........................................          0         (23)
 In excess of net realized gains............................          0           0
                                                              ---------   ---------
   Total distributions......................................        (61)       (142)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     16,759       6,394
 Dividends and distributions reinvested.....................         61         142
 Cost of shares redeemed....................................     (7,615)     (2,513)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................      9,205       4,023
                                                              ---------   ---------
 Net increase (decrease) in net assets......................      4,794       3,668
NET ASSETS:
 Beginning of year..........................................      6,451       2,783
                                                              ---------   ---------
 End of year................................................  $  11,245   $   6,451
                                                              =========   =========
 Accumulated net investment income..........................  $       5   $      63
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                          DECEMBER 31,
                                                              ------------------------------------
                                                                 2001         2000       1999(1)
                                                              ----------   ----------   ----------
Net asset value, beginning of year..........................  $    10.88   $    11.25   $    10.00
                                                              ----------   ----------   ----------
 Income from operations:
   Net investment income (loss).............................        0.00         0.08         0.03
   Net realized and unrealized gain (loss) on investments...       (2.76)       (0.14)        1.74
                                                              ----------   ----------   ----------
     Net income (loss) from operations......................       (2.76)       (0.06)        1.77
                                                              ----------   ----------   ----------
 Distributions:
   Dividends from net investment income.....................       (0.05)       (0.26)       (0.04)
   Dividends in excess of net investment income.............        0.00         0.00        (0.48)
   Distributions from net realized gains on investments.....        0.00        (0.05)        0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00         0.00         0.00
                                                              ----------   ----------   ----------
     Total distributions....................................       (0.05)       (0.31)       (0.52)
                                                              ----------   ----------   ----------
Net asset value, end of year................................  $     8.07   $    10.88   $    11.25
                                                              ==========   ==========   ==========
Total return................................................    (25.42)%      (0.62)%      17.82 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $   11,245   $    6,451   $    2,783
   Ratio of total expenses to average net assets............      1.72 %       2.44 %       5.57 %
   Ratio of net expenses to average net assets..............      1.00 %       1.00 %       1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................      0.05 %       0.71 %       0.50 %
   Portfolio turnover rate..................................    208.04 %     110.38 %     340.66 %

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  8

     MUNDER NET50

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Munder Net50 (the "portfolio", formerly known as WRL Goldman Sachs Small Cap) a portfolio within the AEGON/ Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 3, 1999.

On May 1, 2001, the portfolio changed its name from WRL Goldman Sachs Small Cap to Munder Net50. Also, effective May 1, 2001, Munder Capital Management replaced Goldman Sachs Asset Management as sub-adviser to the portfolio. At a special shareholder meeting held on May 29, 2001, the investment restrictions, strategy and investment objective were also changed. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FUTURES CONTRACTS

The portfolio is authorized to enter into futures contracts to manage exposure to market fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts is imperfect correlation between the change in the value of the futures contracts and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. There were no open futures contracts at December 31, 2001.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ (3) and Accumulated net realized gain (loss) for $ 3 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as


                    AEGON/Transamerica Series Fund, Inc.  9

     MUNDER NET50

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 28 of short-term capital gains are included in distributions of net investment income.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.90 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Munder Capital Management ("Munder") to provide investment services to the portfolio and compensates Munder as described in the Fund's Statement of Additional Information.

Munder may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Munder. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or Munder during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any


                    AEGON/Transamerica Series Fund, Inc.  10

     MUNDER NET50

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 29,436
  U.S. Government securities..................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    21,110
  U.S. Government securities..................         0

NOTE 4-- SHARE TRANSACTIONS
Capital stock share transactions are as follows for the year ended:

                                             DECEMBER 31,
                                             ------------
                                             2001    2000
                                             -----   ----
Shares issued..............................  1,693    562
Shares issued - reinvestment of dividends
  and distributions........................      7     13
Shares redeemed............................   (900)  (229)
                                             -----   ----
Net increase (decrease) in shares
  outstanding..............................    800    346
                                             =====   ====

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 246 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
    $ 2,066        December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 13,944
                                                ========
Unrealized appreciation.......................  $    507
Unrealized (depreciation).....................    (2,598)
                                                --------
Net unrealized appreciation (depreciation)....  $ (2,091)
                                                ========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                    AEGON/Transamerica Series Fund, Inc.  11

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Munder Net50

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Munder Net50 (previously WRL Goldman Sachs Small Cap) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                    AEGON/Transamerica Series Fund, Inc.  12

VAN KAMPEN EMERGING GROWTH
....seeks capital appreciation.

MARKET ENVIRONMENT

Overall, the past year was tremendously frustrating for stock investors. There were no trends or patterns in the market, and the correlation between stock prices and fundamental trends was at a six-year low. The rapid sector rotation, volatility and sentiment-driven stock price movements have made for an enormously challenging backdrop. However, toward the end of the year, we began to see some encouraging trends of a bottoming in the markets and more stable economic data. Fundamentals also seemed to be stabilizing, and investors and company management teams appeared to have renewed hope for continued improvement.

PERFORMANCE

The past 12 months have been disappointing for the emerging growth discipline. For the year ended December 31, 2001, Van Kampen Emerging Growth returned (33.23)%. By comparison, its benchmark, the Standard and Poor's 500 Composite Stock Index returned (11.89)%.

STRATEGY REVIEW

During the past year, the portfolio's strategy, which seeks stocks with rising earnings expectations and rising valuations, did not work as well as it has over longer time periods. Our investment criteria are designed to seek stocks that exhibit improving fundamentals and are currently being rewarded by the market. But, given the deterioration in the U.S. economy and the subsequent decline in corporate earnings, investor sentiment - more so than fundamentals - appeared to drive the market. In this environment, the portfolio struggled.

In addition, the deteriorating fundamentals during 2001 led us to position the portfolio relatively defensively. The portfolio was more broadly diversified across sectors, with a lower weighting in technology. This positioning generally helped the portfolio, except during three significant cyclical rallies - January, April and early October - that followed surprise rate cuts by the Federal Reserve Board ("Fed"). After these rate cuts, investors' hopes for economic recovery seemed to soar, and the portfolio was not positioned to fully take advantage of the market's gains.

Our investment discipline remains the same: We look to invest in stocks with rising earnings expectations and rising valuations. However, during particularly unstable economic and market conditions, most stocks experience diminished or declining earnings. These conditions prevailed during the year, and therefore we favored companies whose valuations were falling the least. Because of the added risk brought on by the recent economic downturn, we looked to both increase the number of portfolio holdings and increase diversification. Given the extraordinarily volatile market conditions, we had difficulty identifying areas of the market with sustainable strength.

OUTLOOK

We are cautiously optimistic that the Fed's rate cuts may help bring about a long-term recovery and an improvement in fundamentals. From a macro standpoint, many factors could point to a better market environment going forward, including the anticipated fiscal stimulus package, the ongoing monetary stimulus, more positive news from the war front, and most encouragingly, more optimistic news from the companies themselves. We hope these conditions can help to restore a stock market driven by fundamentals, not by sentiment.



/s/ Gary M. Lewis

GARY M. LEWIS
Van Kampen Emerging Growth
Portfolio Manager

The views expressed in this commentary on Van Kampen Emerging Growth reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  13

VAN KAMPEN EMERGING GROWTH

We are cautiously optimistic that the Fed's rate cuts may help bring about a long-term recovery and an improvement in fundamentals.

                                                 [VAN KAMPEN INVESTMENTS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Van Kampen Emerging Growth and the Standard and Poor's 500 Composite Stock Index.

[_] Van Kampen Emerging Growth        $ 40,575

[_] S&P 500                           $ 30,686

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
    1 Year          5 Years          10 Years          From Inception
-----------------------------------------------------------------------------
   (33.23)%         15.01 %            N/A                 17.18 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                         Portfolio       S&P Index
           Inception 3/1/93               $10,000         $10,000
           Period Ended 12/31/93          $12,471         $10,770
           FYE 12/31/94                   $11,553         $10,912
           FYE 12/31/95                   $16,960         $15,012
           FYE 12/31/96                   $20,162         $18,459
           FYE 12/31/97                   $24,488         $24,618
           FYE 12/31/98                   $33,629         $31,654
           FYE 12/31/99                   $68,993         $38,314
           FYE 12/31/00                   $60,769         $34,827
           FYE 12/31/01                   $40,575         $30,686

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Concord EFS, Inc.                                 2.25%
Lowe's Companies, Inc.                            2.13%
Intel Corporation                                 2.03%
Dell Computer Corporation                         1.75%
International Business Machines Corporation       1.68%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services              12.29%
Electronic Components & Accessories              12.20%
Pharmaceuticals                                  10.67%
Computer & Office Equipment                       6.43%
Business Services                                 4.77%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc.  14

     VAN KAMPEN EMERGING GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF     MARKET
                                             SHARES        VALUE
                                            ---------   -----------
COMMON STOCKS (92.91 %)

   AEROSPACE (1.17 %)

 Lockheed Martin Corporation..............   270,000    $    12,601

   AIR TRANSPORTATION (0.91 %)

 FedEx Corporation (a)....................   100,000          5,188
 Southwest Airlines Co. ..................   250,000          4,620

   APPAREL & ACCESSORY STORES (0.82 %)

 Ross Stores, Inc. (b)....................   150,000          4,812
 TJX Companies, Inc. (The)................   100,000          3,986

   AUTOMOTIVE (0.87 %)

 Harley-Davidson, Inc. (b)................   150,000          8,147
 Magna International Inc. - Class A.......    20,000          1,269

   AUTOMOTIVE DEALERS & SERVICE STATIONS (0.67 %)

 AutoZone, Inc. (a) (b)...................   100,000          7,180

   BEVERAGES (0.67 %)

 Pepsi Bottling Group, Inc. (The).........   150,000          3,525
 PepsiCo, Inc. ...........................    75,000          3,652

   BUSINESS SERVICES (4.77 %)

 Accenture Ltd. (a).......................   150,000          4,038
 Clear Channel Communications, Inc. (a)...   100,000          5,091
 eBay Inc. (a) (b)........................   250,000         16,724
 First Data Corporation...................   210,000         16,474
 Omnicom Group, Inc. .....................    30,000          2,681
 TMP Worldwide Inc. (a) (b)...............   150,000          6,435

   CHEMICALS & ALLIED PRODUCTS (0.73 %)

 Procter & Gamble Company (The)...........   100,000          7,913

   COMMERCIAL BANKS (4.54 %)

 Bank of America Corporation..............   100,000          6,295
 Concord EFS, Inc. (a) (b)................   740,000         24,256
 Fifth Third Bancorp......................   100,000          6,133
 First Tennessee National Corporation
   (b)....................................    70,000          2,538
 MBNA Corporation.........................    65,000          2,288
 North Fork Bancorporation, Inc. .........    70,000          2,239
 SouthTrust Corporation (b)...............   210,000          5,181

   COMMUNICATION (1.01 %)

 Viacom, Inc. - Class B (a)...............   247,000         10,905

   COMMUNICATIONS EQUIPMENT (1.46 %)

 L-3 Communications Holdings, Inc. (a)
   (b)....................................    40,000          3,600
 Nokia Oyj - ADR..........................   495,000         12,142

                                            NUMBER OF     MARKET
                                             SHARES        VALUE
                                            ---------   -----------
COMMON STOCKS (CONTINUED)

   COMPUTER & DATA PROCESSING SERVICES (12.29 %)

 Affiliated Computer Services, Inc. -
   Class A (a) (b)........................    75,000    $     7,960
 Cerner Corporation (a) (b)...............   100,000          4,993
 Check Point Software Technologies, Ltd.
   (a) (b)................................   300,000         11,967
 Computer Associates International,
   Inc. ..................................   250,000          8,623
 Electronic Arts Inc. (a).................   175,000         10,491
 Electronic Data Systems Corp. (b)........   150,000         10,283
 Fiserv, Inc. (a).........................   100,000          4,232
 Intuit Inc. (a)..........................   200,000          8,552
 Microsoft Corporation (a)................   250,000         16,562
 Network Associates, Inc. (a) (b).........   345,000          8,918
 PeopleSoft, Inc. (a).....................   350,000         14,069
 Rational Software Corporation (a)........   250,000          4,875
 Siebel Systems, Inc. (a).................   250,000          6,995
 SunGard Data Systems Inc. (a)............   100,000          2,893
 VERITAS Software Corporation (a).........   245,000         10,983

   COMPUTER & OFFICE EQUIPMENT (6.43 %)

 Brocade Communications Systems, Inc. (a)
   (b)....................................   175,000          5,796
 Cisco Systems, Inc. (a)..................   595,000         10,775
 Dell Computer Corporation (a)............   695,000         18,889
 Emulex Corporation (a)...................    50,000          1,976
 International Business Machines
   Corporation............................   150,000         18,143
 Polycom, Inc. (a) (b)....................   225,000          7,666
 Sun Microsystems, Inc. (a)...............   495,000          6,089

   CONSTRUCTION (0.40 %)

 Centex Corporation.......................    75,000          4,282

   DEPARTMENT STORES (1.14 %)

 Kohl's Corporation (a)...................   175,000         12,327

   EDUCATIONAL SERVICES (0.42 %)

 Apollo Group, Inc. - Class A (a) (b).....   100,000          4,501

   ELECTRIC SERVICES (0.48 %)

 Calpine Corporation (a) (b)..............   310,000          5,205

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.64 %)

 Gemstar-TV Guide International, Inc.
   (a)....................................   250,000          6,925

   ELECTRONIC COMPONENTS & ACCESSORIES (12.20 %)

 Analog Devices, Inc. (a).................   105,000          4,661
 Broadcom Corporation - Class A (a) (b)...   150,000          6,131
 Genesis Microchip Incorporated (a) (b)...    75,000          4,959

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  15

     VAN KAMPEN EMERGING GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF     MARKET
                                             SHARES        VALUE
                                            ---------   -----------
COMMON STOCKS (CONTINUED)

   ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)

 Intel Corporation........................   695,000    $    21,857
 Intersil Corporation - Class A (a).......   125,000          4,031
 Linear Technology Corporation............   100,000          3,904
 Maxim Integrated Products (a)............   175,000          9,189
 Microchip Technology Incorporated (a)....   305,000         11,816
 Micron Technology, Inc. (a)..............   300,000          9,300
 National Semiconductor Corporation (a)...   250,000          7,698
 NVIDIA Corporation (a) (b)...............   150,000         10,035
 RF Micro Devices, Inc. (a) (b)...........   250,000          4,808
 Sanmina Corporation (a)..................   195,000          3,881
 Semtech Corporation (a) (b)..............   125,000          4,461
 Texas Instruments Incorporated...........   175,000          4,900
 Tyco International Ltd. .................   205,000         12,075
 Xilinx, Inc. (a).........................   200,000          7,810

   ENVIRONMENTAL SERVICES (0.59 %)

 Waste Management, Inc. ..................   200,000          6,382

   FOOD & KINDRED PRODUCTS (0.63 %)

 General Mills, Inc. .....................   130,000          6,761

   FOOD STORES (0.20 %)

 Whole Foods Market, Inc. (a) (b).........    50,000          2,178

   FURNITURE & FIXTURES (0.37 %)

 Johnson Controls, Inc. ..................    50,000          4,038

   FURNITURE & HOME FURNISHINGS STORES (1.24 %)

 Bed Bath & Beyond Inc. (a)...............   395,000         13,390

   HEALTH SERVICES (1.96 %)

 HCA Inc. ................................    95,000          3,661
 Quest Diagnostics Incorporated (a) (b)...   100,000          7,171
 Tenet Healthcare Corporation (a).........   175,000         10,276

   INDUSTRIAL MACHINERY & EQUIPMENT (0.85 %)

 Baker Hughes Incorporated (b)............   250,000          9,118

   INSTRUMENTS & RELATED PRODUCTS (1.14 %)

 Cytyc Corporation (a)....................    55,000          1,436
 KLA-Tencor Corporation (a) (b)...........   175,000          8,673
 Waters Corporation (a)...................    55,000          2,131

   INSURANCE (2.53 %)

 American International Group, Inc. ......   100,000          7,940
 UnitedHealth Group Incorporated..........   125,000          8,846
 WellPoint Health Networks Inc. (a).......    90,000         10,517

   INSURANCE AGENTS, BROKERS & SERVICE (0.30 %)

 Gallagher (Arthur J.) & Co. .............    95,000          3,277

                                            NUMBER OF     MARKET
                                             SHARES        VALUE
                                            ---------   -----------
COMMON STOCKS (CONTINUED)
   LUMBER & OTHER BUILDING MATERIALS (3.76 %)
 Home Depot, Inc. (The)...................   345,000    $    17,597
 Lowe's Companies, Inc. ..................   495,000         22,972

   MANUFACTURING INDUSTRIES (0.98 %)

 International Game Technology (a)........   100,000          6,830
 Mattel, Inc. ............................   215,000          3,698

   MEDICAL INSTRUMENTS & SUPPLIES (3.04 %)

 Baxter International Inc. ...............   150,000          8,045
 Biomet, Incorporated.....................   150,000          4,635
 Guidant Corporation (a)..................   200,000          9,960
 St. Jude Medical, Inc. (a)...............   130,000         10,095

   METAL CANS & SHIPPING CONTAINERS (0.26 %)

 Ball Corporation.........................    40,000          2,828

   MOTION PICTURES (0.18 %)

 Blockbuster Inc. - Class A (b)...........    75,000          1,890

   OIL & GAS EXTRACTION (0.87 %)

 BJ Services Company (a)..................   175,000          5,679
 GlobalSantaFe Corporation................    40,000          1,141
 Halliburton Company......................   192,000          2,515

   PERSONAL CREDIT INSTITUTIONS (0.47 %)

 USA Education, Inc. .....................    60,000          5,041

   PERSONAL SERVICES (1.61 %)

 Block, (H & R) Inc. (b)..................   170,000          7,599
 Cendant Corp. (a) (b)....................   495,000          9,707

   PETROLEUM REFINING (0.56 %)

 Phillips Petroleum Company...............   100,000          6,026

   PHARMACEUTICALS (10.67 %)

 Abbott Laboratories......................   200,000         11,150
 Allergan, Inc. (b).......................    75,000          5,629
 American Home Products
   Corporation............................    75,000          4,602
 AmerisourceBergen Corporation............    70,000          4,449
 Amgen Inc. (a)...........................   125,000          7,055
 Barr Laboratories, Inc. (a)..............    45,000          3,571
 Biovail Corporation (a) (b)..............    75,000          4,219
 Cephalon, Inc. (a).......................    30,000          2,268
 Forest Laboratories, Inc. (a)............    75,000          6,146
 Genzyme Corporation - General Division
   (a) (b)................................   200,000         11,972
 Gilead Sciences, Inc. (a) (b)............   155,000         10,187
 IDEC Pharmaceuticals Corporation (a)
   (b)....................................   175,000         12,063
 Immunex Corporation (a)..................   150,000          4,157
 Johnson & Johnson........................   150,000          8,865

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  16

     VAN KAMPEN EMERGING GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF     MARKET
                                             SHARES        VALUE
                                            ---------   -----------
COMMON STOCKS (CONTINUED)
   PHARMACEUTICALS (CONTINUED)
 King Pharmaceuticals, Inc. (a)...........   150,000    $     6,320
 McKesson HBOC, Inc. .....................   170,000          6,358
 Pfizer Inc. .............................   150,000          5,978

   RADIO & TELEVISION BROADCASTING (0.51 %)

 USA Networks, Inc. (a)...................   200,000          5,462

   RADIO, TELEVISION, & COMPUTER STORES (1.46 %)
 Best Buy Co., Inc. (a)...................   170,000         12,661
 Circuit City Stores, Inc. - Circuit City
   Group (b)..............................   120,000          3,114

   RESIDENTIAL BUILDING CONSTRUCTION (0.22 %)

 Lennar Corporation.......................    50,000          2,341
   RESTAURANTS (0.33 %)

 Darden Restaurants, Inc. ................   100,000          3,540

   RETAIL TRADE (0.51 %)

 Office Depot, Inc. (a)...................   295,000          5,469

   RUBBER & MISC. PLASTIC PRODUCTS (0.78 %)
 NIKE, Inc. - Class B.....................   150,000          8,436

   SAVINGS INSTITUTIONS (0.33 %)

 Dime Bancorp, Inc. (b)...................   100,000          3,608

   SECURITY & COMMODITY BROKERS (0.97 %)

 Lehman Brothers Holdings Inc. ...........    75,000          5,010
 Schwab (Charles) Corporation (The).......   350,000          5,415

   TELECOMMUNICATIONS (0.93 %)

 Sprint Corporation (PCS Group) (a) (b)...   200,000          4,882
 Vodafone Group PLC - ADR.................   200,000          5,136

   U.S. GOVERNMENT AGENCIES (0.64 %)

 Freddie Mac..............................   105,000          6,867

                                            NUMBER OF     MARKET
                                             SHARES        VALUE
                                            ---------   -----------
COMMON STOCKS (CONTINUED)

   VARIETY STORES (2.40 %)

 Costco Wholesale Corporation (a).........   250,000    $    11,095
 Target Corporation.......................   150,000          6,158
 Wal-Mart Stores, Inc. ...................   150,000          8,633
                                                        -----------
 Total Common Stocks
 (cost: $ 930,536)...................................     1,001,268
                                                        -----------
                                            PRINCIPAL     MARKET
                                             AMOUNT        VALUE
                                            ---------   -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (7.12 %)

 Fannie Mae
   1.50%, due 01/02/2002..................  $  76,720   $    76,717
                                                        -----------
 Total Short-Term U.S. Government Obligations
 (cost: $ 76,717)....................................        76,717
                                                        -----------
 Total Investment Securities
 (cost: $ 1,007,253).................................   $ 1,077,985
                                                        ===========

SUMMARY:

 Investments, at market value.............  100.03 %    $ 1,077,985
 Liabilities in excess of other assets....   (0.03)%           (308)
                                            ---------   -----------
 Net assets...............................  100.00 %    $ 1,077,677
                                            =========   ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 180,662. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  17

     VAN KAMPEN EMERGING GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost....................  $ 1,007,253
                                                         ===========
 Investments in securities, at market value............  $ 1,077,985
 Cash..................................................           59
 Cash collateral for securities on loan................      189,244
 Receivables:
   Securities sold.....................................        7,274
   Interest............................................            9
   Dividends...........................................          371
   Other...............................................          319
                                                         -----------
     Total assets......................................    1,275,261
                                                         -----------
LIABILITIES:
 Securities purchased..................................        7,045
 Accounts payable and accrued liabilities:
   Investment advisory fees............................          731
   Dividends to shareholders...........................            0
   Deposits for securities on loan.....................      189,244
   Other accrued liabilities...........................          564
                                                         -----------
     Total liabilities.................................      197,584
                                                         -----------
       Net assets......................................  $ 1,077,677
                                                         ===========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.......................       75,000
                                                         ===========
 Capital stock ($ .01 par value).......................    $     554
 Additional paid-in capital............................    1,485,793
 Accumulated net investment income (loss)..............          748
 Accumulated net realized gain (loss) on investment
   securities..........................................     (480,150)
 Net unrealized appreciation (depreciation) on
   investment securities...............................       70,732
                                                         -----------
 Net assets applicable to outstanding shares of
   capital.............................................  $ 1,077,677
                                                         ===========
 Shares outstanding....................................       55,431
                                                         ===========
 Net asset value and offering price per share..........   $    19.44
                                                         ===========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...............................................   $   8,052
 Dividends..............................................       4,682
 Foreign tax withheld...................................          (8)
                                                          ----------
     Total investment income............................      12,726
                                                          ----------
EXPENSES:
 Investment advisory fees...............................      10,394
 Printing and shareholder reports.......................         920
 Custody fees...........................................         222
 Administrative service fees............................         247
 Legal fees.............................................          74
 Auditing fees..........................................          19
 Directors fees.........................................          46
 Registration fees......................................           0
 Other fees.............................................          55
                                                          ----------
     Total expenses.....................................      11,977
                                                          ----------
 Net investment income (loss)...........................         749
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities......    (478,041)
 Change in unrealized appreciation (depreciation) on
   investment securities................................    (119,167)
                                                          ----------
 Net gain (loss) on investment securities...............    (597,208)
                                                          ----------
     Net increase (decrease) in net assets resulting
       from operations..................................  $ (596,459)
                                                          ==========

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  18

     VAN KAMPEN EMERGING GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------   ------------
OPERATIONS:
 Net investment income (loss)...............................   $      749    $     (6,044)
 Net realized gain (loss) on investment securities..........     (478,041)        526,295
 Change in unrealized appreciation (depreciation) on
   investment securities....................................     (119,167)       (802,158)
                                                               ----------    ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (596,459)       (281,907)
                                                               ----------    ------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................         (984)        (12,923)
 In excess of net investment income.........................            0          (6,044)
 Net realized gains.........................................            0        (533,053)
 In excess of net realized gains............................      (20,926)              0
                                                               ----------    ------------
   Total distributions......................................      (21,910)       (552,020)
                                                               ----------    ------------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................      450,962       1,383,309
 Dividends and distributions reinvested.....................       21,910         552,020
 Cost of shares redeemed....................................     (617,674)     (1,176,579)
                                                               ----------    ------------
   Increase (decrease) in net assets from capital share
     transactions...........................................     (144,802)        758,750
                                                               ----------    ------------
 Net increase (decrease) in net assets......................     (763,171)        (75,177)
NET ASSETS:
 Beginning of year..........................................    1,840,848       1,916,025
                                                               ----------    ------------
 End of year................................................   $1,077,677    $  1,840,848
                                                               ==========    ============
 Accumulated net investment income..........................   $      748    $        983
                                                               ==========    ============

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                       DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                                 2001          2000          1999         1998        1997
                                                              -----------   -----------   -----------   ---------   ---------
Net asset value, beginning of year..........................  $     29.66   $     46.01   $     26.92   $   20.37   $   18.46
                                                              -----------   -----------   -----------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................         0.01         (0.13)        (0.15)      (0.08)      (0.05)
   Net realized and unrealized gain (loss) on investments...        (9.84)        (4.55)        26.83        7.56        4.03
                                                              -----------   -----------   -----------   ---------   ---------
     Net income (loss) from operations......................        (9.83)        (4.68)        26.68        7.48        3.98
                                                              -----------   -----------   -----------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................        (0.02)        (0.28)         0.00        0.00        0.00
   Dividends in excess of net investment income.............         0.00         (0.13)        (0.21)       0.00        0.00
   Distributions from net realized gains on investments.....         0.00        (11.26)        (7.38)      (0.93)      (2.07)
   Distributions in excess of net realized gains on
     investments............................................        (0.37)         0.00          0.00        0.00        0.00
                                                              -----------   -----------   -----------   ---------   ---------
     Total distributions....................................        (0.39)       (11.67)        (7.59)      (0.93)      (2.07)
                                                              -----------   -----------   -----------   ---------   ---------
Net asset value, end of year................................  $     19.44   $     29.66   $     46.01   $   26.92   $   20.37
                                                              ===========   ===========   ===========   =========   =========
Total return................................................     (33.23)%      (11.92)%      105.16 %     37.33 %     21.45 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 1,077,677   $ 1,840,848   $ 1,916,025   $ 853,440   $ 592,003
   Ratio of expenses to average net assets..................       0.92 %        0.85 %        0.87 %      0.89 %      0.93 %
   Ratio of net investment income (loss) to average net
     assets.................................................       0.06 %       (0.26)%       (0.44)%     (0.36)%     (0.27)%
   Portfolio turnover rate..................................     178.14 %      120.78 %      117.72 %     99.50 %     99.78 %

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  19

     VAN KAMPEN EMERGING GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth (the "portfolio", formerly known as WRL VKAM Emerging Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 286 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 7,027 of short-term capital gains are included in distributions of net investment income.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.


                    AEGON/Transamerica Series Fund, Inc.  20

     VAN KAMPEN EMERGING GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Van Kampen Asset Management, Inc. ("Van Kampen") to provide investment services to the portfolio and compensates Van Kampen as described in the Fund's Statement of Additional Information.

Van Kampen may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Van Kampen. The Fund has been informed that brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or Van Kampen during the year ended December 31, 2001, in the amount of $ 43.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 34. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.....  $  2,014,971
  U.S. Government securities..............    33,789,414

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.....     2,091,075
  U.S. Government securities..............    33,914,920


                    AEGON/Transamerica Series Fund, Inc.  21

     VAN KAMPEN EMERGING GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                          DECEMBER 31,
                                        -----------------
                                         2001      2000
                                        -------   -------
Shares issued.........................   18,762    27,426
Shares issued - reinvestment of
  dividends and distributions.........    1,063    16,991
Shares redeemed.......................  (26,466)  (23,992)
                                        -------   -------
Net increase (decrease) in shares
  outstanding.........................   (6,641)   20,425
                                        =======   =======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 28,151 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

  NET CAPITAL LOSS
    CARRYFORWARD       AVAILABLE THROUGH
  ----------------     -----------------
      $ 435,452        December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, are as follows:

Federal tax cost basis.....................  $ 1,023,800
                                             ===========
Unrealized appreciation....................  $    91,954
Unrealized (depreciation)..................      (37,769)
                                             -----------
Net unrealized appreciation
  (depreciation)...........................  $    54,185
                                             ===========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less fees paid indirectly.


                    AEGON/Transamerica Series Fund, Inc.  22

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Van Kampen Emerging Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Emerging Growth (previously WRL VKAM Emerging Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                    AEGON/Transamerica Series Fund, Inc.  23

T. ROWE PRICE SMALL CAP
....seeks long-term growth of capital.

MARKET ENVIRONMENT

Economic news was discouraging all year. Consumer spending decelerated, unemployment rose to 5.8 % in December, and GDP shrank at an annualized rate of
1.1 % in the third quarter. In addition, the National Bureau of Economic Research - a group of economists that tracks U.S. business cycles - reported that the economy slipped into a recession in March. The fragile economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve Board ("Fed") to reduce short-term rates to their lowest levels in 40 years. Since the end of 2000, the Fed cut the federal funds target rate - a benchmark for various lending rates - eleven times, from 6.50 % to 1.75 %. Stocks fell sharply in the first nine months of the year, particularly after the September 11th terrorist attacks on the United States. However, losses were significantly pared by a powerful fourth-quarter rebound that lifted major indexes more than 20 % above their September 21st nadir. This could signal the beginning of a new bull market. However, a sustained rally in stock prices will occur only if the outlook for the economy and corporate profits continues to improve.

PERFORMANCE

For the year ended December 31, 2001, T. Rowe Price Small Cap returned (9.71)%. In comparison, its benchmark, the Russell 2000 Index returned 2.49 % for the same period. Our broad diversification helped temper the portfolio's negative returns through September while our commitment to staying fully invested allowed us to participate in the strong fourth-quarter rally.

STRATEGY REVIEW

Technology remained our largest sector allocation, as the sector offers many companies with strong growth prospects, such as those in the software and semiconductor industries. Despite a powerful rebound in the last three months, most underlying technology industries posted poor 6- and 12-month returns. Health care stocks, at 22 % of assets, represented our second-largest commit-ment. Providers of health care equipment and supplies posted good returns for the year, but biotechnology shares declined, and pharmaceuticals were lackluster. The consumer discretionary sector - businesses that depend on consumer spending, such as retailers and restaurants - accounted for 17 % of portfolio assets at the end of December. Deep discount retailers performed well all year, as well as companies that provide home furnishings. Specialty retailers also posted solid returns for the year, but six-month results were flat.

The remainder of the portfolio's assets were spread across sectors such as industrials and energy. Diversification is important, especially for small-cap growth portfolios, as sectors rotate in and out of favor. We believe that an economic recovery starting in 2002 should lift the fortunes of these market segments, so we believe it is important to keep them well represented.

OUTLOOK

We believe the economy will emerge from recession in 2002 and strengthen over the next few years. In addition, we are optimistic that small-cap and growth stocks will extend their recent outperformance into 2002 and beyond. Historically, smaller companies have enjoyed greater earnings acceleration than larger companies following a recession, so small-cap valuations - despite the powerful fourth-quarter rally - have the potential to expand as business con-ditions improve.



/s/ Paul W. Wojcik
PAUL W. WOJCIK
T. Rowe Price Small Cap
Portfolio Manager

The views expressed in this commentary on T. Rowe Price Small Cap reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc.  24

T. ROWE PRICE SMALL CAP

Our broad diversification helped temper the portfolio's negative returns through September while our commitment to staying fully invested allowed us to participate in the strong fourth-quarter rally.

                                                            [T. ROWE PRICE LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Small Cap and the Russell 2000 Index.

[_] T. Rowe Price Small Cap            $ 11,448

[_] Russell 2000                       $ 11,696

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
   1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
   (9.71)%          N/A               N/A                 5.20 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                          Russell
                                         Portfolio       2000 Index
           Inception 5/3/99               $10,000         $10,000
           Period Ended 12/31/99          $13,849         $11,767
           FYE 12/31/00                   $12,679         $11,412
           FYE 12/31/01                   $11,448         $11,696

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Corporate Executive Board Company (The)         0.87%
Techne Corporation                              0.85%
Forward Air Corporation                         0.70%
Iron Mountain Incorporated                      0.69%
Patterson-UTI Energy, Inc.                      0.69%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                10.16%
Computer & Data Processing Services             9.52%
Electronic Components & Accessories             6.05%
Health Services                                 5.22%
Business Services                               5.19%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

SMALL CAPITALIZATION: Smallest 80 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.


                    AEGON/Transamerica Series Fund, Inc.  25

     T. ROWE PRICE SMALL CAP

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (94.93 %)

   AEROSPACE (0.11 %)

 Triumph Group, Inc. (a)..................     1,900     $     62

   AGRICULTURE (0.07 %)

 Delta and Pine Land Company..............     1,700           38

   AIR TRANSPORTATION (0.40 %)

 Mesaba Holdings, Inc. (a)................     1,100            8
 SkyWest, Inc.............................     8,900          227

   AMUSEMENT & RECREATION SERVICES (0.84 %)

 International Speedway Corporation -
   Class A................................     3,900          152
 Six Flags, Inc. (a) (b)..................     9,300          143
 Westwood One, Inc. (a)...................     6,500          195

   APPAREL & ACCESSORY STORES (1.53 %)

 Abercrombie & Fitch Co. - Class A (a)
   (b)....................................     2,900           77
 American Eagle Outfitters, Inc. (a)
   (b)....................................     8,400          220
 AnnTaylor, Inc. (a)......................     1,700           60
 Men's Wearhouse, Inc. (The) (a)..........     6,500          134
 Pacific Sunwear of California, Inc.
   (a)....................................     6,875          140
 Ross Stores, Inc.........................     2,400           77
 Talbots, Inc. (The)......................     5,000          181

   APPAREL PRODUCTS (0.98 %)

 Quiksilver, Inc. (a).....................    16,600          286
 Too, Inc. (a)............................    10,300          283

   AUTOMOTIVE (0.20 %)

 Gentex Corporation (a)...................     4,300          115

   AUTOMOTIVE DEALERS & SERVICE STATIONS (1.86 %)

 Casey's General Stores, Inc..............     9,500          142
 Copart, Inc. (a).........................     9,000          327
 Group 1 Automotive, Inc. (a).............     8,300          237
 O'Reilly Automotive, Inc. (a) (b)........    10,200          372

   BUSINESS SERVICES (5.19 %)

 BISYS Group, Inc. (The) (a)..............     5,000          320
 Catalina Marketing Corporation (a).......     6,500          226
 ChoicePoint Inc. (a).....................     7,250          368
 Digital Insight Corporation (a)..........    16,100          360
 F.Y.I. Incorporated (a)..................     7,700          258
 Fair, Isaac and Company, Incorporated....     4,650          293
 Getty Images, Inc. (a) (b)...............     9,600          221
 Keynote Systems, Inc. (a)................     2,000           19
 Lamar Advertising Company (a) (b)........     2,800          119
 On Assignment, Inc. (a)..................     3,300           76
 Professional Staff PLC - ADR (a).........     7,900           17
 Register.com, Inc. (a)...................    14,100          162
 SonicWALL, Inc. (a) (b)..................     9,200          179
 Teletech Holdings, Inc. (a)..............     5,300           76

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)
   BUSINESS SERVICES (CONTINUED)
 Valassis Communications, Inc. (a)........     3,600     $    128
 Websense, Inc. (a).......................     6,000          192

   CHEMICALS & ALLIED PRODUCTS (1.28 %)

 ATMI, Inc. (a) (b).......................    16,300          389
 Cabot Corporation........................     1,800           64
 OM Group, Inc............................     3,200          212
 Smith International, Inc. (a)............     1,500           80

   COMMERCIAL BANKS (2.97 %)

 Boston Private Financial Holdings,
   Inc....................................     3,000           66
 City National Corporation................     3,300          155
 Commerce Bancorp, Inc....................     7,784          306
 Community First Bankshares, Inc..........     6,000          154
 East West Bancorp, Inc...................     3,100           80
 National Commerce Financial Corporation..     5,400          137
 Silicon Valley Bancshares (a)............     7,400          198
 Southwest Bancorporation of Texas, Inc.
   (a)....................................     6,100          185
 Sterling Bancshares, Inc.................    16,550          207
 UCBH Holdings, Inc.......................     8,400          239

   COMMUNICATION (0.19 %)

 Global Payments Inc......................     1,860           64
 Insight Communications Company, Inc.
   (a)....................................     2,000           48

   COMMUNICATIONS EQUIPMENT (2.11 %)

 Anaren Microwave, Inc. (a)...............     5,400           94
 AudioCodes Ltd. (a)......................     5,700           32
 CommScope, Inc. (a)......................     5,300          113
 DMC Stratex Networks, Inc. (a)...........     7,800           61
 Harmonic Inc. (a)........................     6,734           81
 Inter-Tel, Incorporated..................     8,300          160
 L-3 Communications Holdings, Inc. (a)
   (b)....................................     1,300          117
 Plantronics, Inc. (a) (b)................    11,000          282
 Powerwave Technologies, Inc. (a).........     6,400          111
 SeaChange International, Inc. (a) (b)....     1,900           65
 Turnstone Systems, Inc. (a)..............     8,100           32
 ViaSat, Inc. (a).........................     4,200           66
 Western Multiplex Corporation (a)........     1,900           10

   COMPUTER & DATA PROCESSING SERVICES (9.52 %)

 Actuate Corporation (a) (b)..............    17,700           93
 Advent Software, Inc. (a) (b)............     2,600          130
 Affiliated Computer Services, Inc. -
   Class A (a) (b)........................     3,000          318
 Aspen Technology, Inc. (a)...............     2,500           42
 BARRA, Inc. (a)..........................     6,800          320
 Concord Communications, Inc. (a).........     7,300          151
 Dendrite International, Inc. (a).........     6,700           94
 EarthLink, Inc. (a)......................    10,900          133
 Eclipsys Corporation (a).................     6,700          112
 Electronic Arts Inc. (a).................     1,700          102

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  26

     T. ROWE PRICE SMALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)


                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)
   COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
 eLoyalty Corporation - rights (e)........     1,800     $     (d)
 Embarcadero Technologies, Inc. (a) (b)...    10,100          244
 FactSet Research Systems Inc.............    10,800          377
 Henry (Jack) & Associates, Inc...........     3,300           72
 HNC Software Inc. (a)....................     4,400           91
 Hyperion Solutions Corporation (a).......     5,000           99
 Informatica Corporation (a)..............    10,400          151
 Internet Security Systems, Inc. (a)
   (b)....................................     2,300           74
 Interwoven, Inc. (a).....................     2,900           28
 Liberate Technologies (a)................     7,700           88
 Macromedia, Inc. (a).....................     3,600           64
 MatrixOne, Inc. (a)......................    12,200          158
 Mercury Interactive Corporation (a)......     2,100           71
 Micromuse Inc. (a) (b)...................     3,100           47
 National Instruments Corporation (a).....     7,700          288
 Netegrity, Inc. (a) (b)..................     7,200          139
 Openwave Systems, Inc. (a) (b)...........     6,905           68
 Packeteer, Inc. (a)......................    13,400           99
 Peregrine Systems, Inc. (a)..............    14,958          222
 Precise Software Solutions Ltd. (a)......     6,300          130
 Radiant Systems, Inc. (a)................     9,950          114
 Retek Inc. (a)...........................     2,600           78
 SERENA Software, Inc. (a)................     9,800          213
 SmartForce PLC - ADR (a) (b).............     5,300          131
 Stellent, Inc. (a) (b)...................     5,600          166
 Sybase, Inc. (a).........................    12,200          192
 Symantec Corporation (a) (b).............     2,700          179
 THQ Inc. (a) (b).........................     3,700          179
 Titan Corporation (The) (a) (b)..........     2,200           55
 Verity, Inc. (a).........................    10,700          217

   COMPUTER & OFFICE EQUIPMENT (1.60 %)

 Avocent Corporation (a) (b)..............     6,950          169
 Echelon Corporation (a) (b)..............       500            7
 Optimal Robotics Corp. (a) (b)...........     3,100          110
 Polycom, Inc. (a) (b)....................    11,312          385
 Proxim, Inc. (a) (b).....................    11,200          111
 RSA Security, Inc. (a) (b)...............     2,750           48
 SanDisk Corporation (a)..................     5,500           79
 SONICblue Incorporated (a)...............     5,400           22

   CONSTRUCTION (1.48 %)

 D.R. Horton, Inc. (b)....................     1,400           45
 Dycom Industries, Inc. (a) (b)...........    13,900          232
 Insituform Technologies, Inc. - Class A
   (a)....................................    11,400          292
 KB Home..................................     1,300           52
 Quanta Services, Inc. (a) (b)............     6,750          104
 Schuler Homes, Inc. (a)..................     2,800           56
 Toll Brothers, Inc. (a)..................     1,800           79

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)
   DRUG STORES & PROPRIETARY STORES (0.65 %)

 Duane Reade Inc. (a) (b).................     3,000     $     91
 Omnicare, Inc............................    11,600          289

   EDUCATIONAL SERVICES (0.86 %)

 Career Education Corporation (a).........     2,900           99
 DeVRY Inc. (a)...........................     8,200          233
 Education Management Corporation (a).....     1,200           44
 University of Phoenix Online (a).........     3,800          124

   ELECTRIC SERVICES (0.14 %)

 Calpine Corporation (a) (b)..............     4,700           79

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.50% )

 Harman International Industries,
   Incorporated...........................     6,100          275
 Zomax Incorporated (a)...................     2,300           18

   ELECTRONIC COMPONENTS & ACCESSORIES (6.05 %)

 Alliance Semiconductor Corp. (a).........     2,100           25
 Alpha Industries, Inc. (a)...............    10,200          222
 Artesyn Technologies, Inc. (a)...........     2,100           20
 AXT, Inc. (a)............................     3,400           49
 Cree, Inc. (a) (b).......................     5,200          153
 CTS Corporation..........................     2,600           41
 DDi Corp. (a)............................     5,400           53
 Exar Corporation (a).....................     5,600          117
 GlobeSpan Virata, Inc. (a)...............     1,020           13
 hi/fn, inc. (a)..........................     1,100           16
 Integrated Silicon Solution, Inc. (a)....    15,400          188
 Intersil Corporation - Class A (a).......     5,600          181
 KEMET Corporation (a)....................     5,900          105
 Kopin Corporation (a)....................     2,900           41
 Lattice Semiconductor Corporation (a)....    11,200          230
 Maxim Integrated Products (a)............     1,421           75
 Mercury Computer Systems, Inc. (a) (b)...     4,400          172
 Micrel, Incorporated (a) (b).............     8,900          233
 Microchip Technology Incorporated (a)....     1,425           55
 NVIDIA Corporation (a) (b)...............     3,200          214
 Oak Technology, Inc. (a).................     5,700           78
 Pericom Semiconductor Corporation (a)....     9,200          133
 Pixelworks, Inc. (a).....................     8,700          140
 Plexus Corp. (a) (b).....................    10,100          268
 QuickLogic Corporation (a)...............     5,700           29
 REMEC, Inc. (a)..........................     7,600           76
 Semtech Corporation (a) (b)..............     3,300          118
 Silicon Storage Technology, Inc. (a).....    10,600          102
 Technitrol, Inc. ........................     9,300          257
 TranSwitch Corporation (a)...............     8,150           37
 TriQuint Semiconductor, Inc. (a).........     6,061           74

   ENGINEERING & MANAGEMENT SERVICES (0.40 %)

 SBA Communications Corporation (a) (b)...     3,900           51
 Tetra Tech, Inc. (a).....................     9,218          184

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  27

     T. ROWE PRICE SMALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)
FABRICATED METAL PRODUCTS (0.79 %)

 Mobile Mini Inc. (a).....................     3,300     $    129
 Shaw Group Inc. (The) (a)................     6,300          148
 Simpson Manufacturing Co., Inc. (a)......     3,200          183

   FOOD & KINDRED PRODUCTS (0.77 %)

 American Italian Pasta Company - Class A
   (a)....................................     1,800           76
 Dreyer's Grand Ice Cream, Inc. (b).......     5,800          223
 Smithfield Foods, Inc. (a)...............     2,400           53
 Tootsie Roll Industries Incorporated.....     2,500           98

   FOOD STORES (0.22 %)

 Whole Foods Market, Inc. (a) (b).........     2,900          126

   FURNITURE & FIXTURES (0.08 %)

 Ethan Allen Interiors Inc................     1,100           46

   FURNITURE & HOME FURNISHINGS STORES (0.76 %)

 Cost Plus, Inc. (a) (b)..................    10,150          269
 Linens 'n Things, Inc. (a)...............     3,450           88
 Williams-Sonoma, Inc. (a)................     1,900           82

   HEALTH SERVICES (5.22 %)

 Accredo Health, Incorporated (a).........    10,000          397
 AmeriPath, Inc. (a)......................     7,000          224
 Caremark Rx, Inc. (a) (b)................    12,400          202
 DaVita Inc. (a)..........................     2,600           64
 Hooper Holmes, Inc.......................    23,600          211
 LifePoint Hospitals, Inc. (a) (b)........     9,900          337
 Lincare Holdings Inc. (a)................     8,200          235
 Manor Care, Inc. (a).....................     3,500           83
 Province Healthcare Company (a) (b)......    10,000          309
 Specialty Laboratories, Inc. (a).........     6,200          170
 Triad Hospitals, Inc. (a)................     3,800          112
 Unilab Corporation (a)...................     8,100          203
 United Surgical Partners International,
   Inc. (a)...............................     8,300          176
 Universal Health Services, Inc. - Class B
   (a)....................................     7,200          308

   HOLDING & OTHER INVESTMENT OFFICES (0.21 %)

 Apartment Investment & Management
   Co. - Class A..........................     2,700          123

   INDUSTRIAL MACHINERY & EQUIPMENT (2.48 %)

 Asyst Technologies, Inc. (b).............     2,100           27
 Brooks Automation, Inc. (a) (b)..........     6,000          244
 Catalytica Energy Systems, Inc. (a)......     2,020            9
 Cooper Cameron Corporation (a)...........     2,300           93
 Cymer, Inc. (a)..........................     9,400          251
 National-Oilwell, Inc. (a)...............     5,600          115
 PRI Automation, Inc. (a).................     5,200          106
 Terex Corporation (a)....................     3,000           53

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)
   INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)
 Varian Semiconductor Equipment
   Associates, Inc. (a)...................     4,600     $    159
 Zebra Technologies Corporation - Class A
   (a)....................................     6,900          383

   INSTRUMENTS & RELATED PRODUCTS (3.50 %)

 Bruker Daltonics Inc. (a) (b)............     1,700           28
 Cognex Corporation (a)...................     8,200          210
 Coherent, Inc. (a).......................     4,800          148
 Cohu, Inc................................     6,600          130
 Cytyc Corporation (a)....................     8,000          209
 Dionex Corporation (a)...................     5,250          134
 Fossil, Inc. (a) (b).....................     2,050           43
 LTX Corporation (a) (b)..................     5,400          113
 Mettler-Toledo International Inc. (a)....     6,700          347
 MKS Instruments, Inc. (a)................     2,966           80
 Newport Corporation......................     4,400           85
 SBS Technologies, Inc. (a)...............     4,500           66
 Varian, Inc. (a).........................     7,600          247
 Waters Corporation (a)...................     5,000          194

   INSURANCE (2.11 %)

 First Health Group Corp. (a).............    13,900          344
 PMI Group, Inc. (The)....................     2,300          154
 Radian Group, Inc........................     5,746          247
 StanCorp Financial Group, Inc............     5,200          246
 Triad Guaranty Inc. (a)..................     6,400          232

   INSURANCE AGENTS, BROKERS & SERVICE (1.08 %)

 AdvancePCS (a) (b).......................     7,700          226
 Brown & Brown, Inc.......................     4,200          115
 Express Scripts, Inc. - Class A (a)......     3,800          178
 Gallagher (Arthur J.) & Co...............     3,200          110

   LEATHER & LEATHER PRODUCTS (0.47 %)

 Skechers U.S.A., Inc. - Class A (a)......     8,600          126
 Timberland Company (The) - Class A (a)...     3,900          145

   LIFE INSURANCE (0.06 %)

 Annuity and Life Re (Holdings), Ltd......     1,300           33

   MACHINERY, EQUIPMENT & SUPPLIES (0.14 %)

 MSC Industrial Direct Co., Inc. - Class A
   (a)....................................     4,100           81

   MANAGEMENT SERVICES (1.24 %)

 Corporate Executive Board Company (The)
   (a) (b)................................    13,800          505
 Exult, Inc. (a) (b)......................    13,400          215

   MANUFACTURING INDUSTRIES (0.28 %)

 JAKKS Pacific, Inc. (a)..................     8,600          163

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  28

     T. ROWE PRICE SMALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)

   MEDICAL INSTRUMENTS & SUPPLIES (1.88 %)

 American Medical Systems Holdings, Inc.
   (a)....................................     1,100     $     23
 Apogent Technologies, Inc. (a)...........     5,600          144
 Cyberonics, Inc. (a) (b).................     2,500           66
 Datascope Corp...........................     1,600           54
 DENTSPLY International Inc...............     3,600          181
 ICU Medical, Inc. (a)....................     5,300          236
 Mentor Corporation.......................     3,000           86
 ResMed Inc. (a) (b)......................     5,600          302

   METAL MINING (0.12 %)

 Stillwater Mining Company (a)............     3,800           70

   MOTION PICTURES (0.33 %)

 Macrovision Corporation (a)..............     5,400          190

   OIL & GAS EXTRACTION (4.59 %)

 BJ Services Company (a)..................     4,300          140
 Brown (Tom), Inc. (a)....................     8,300          224
 Cabot Oil & Gas Corporation - Class A....    12,000          289
 Cal Dive International, Inc. (a).........     5,100          126
 Core Laboratories NV (a).................    10,700          150
 Global Industries, Ltd. (a)..............    10,600           94
 Grey Wolf, Inc. (a)......................    13,200           39
 Key Energy Services, Inc. (a)............    11,400          105
 Patterson-UTI Energy, Inc. (a)...........    17,100          399
 Pride International, Inc. (a)............    22,200          335
 Spinnaker Exploration Company (a)........     6,100          251
 Stone Energy Corporation (a).............     5,100          201
 Veritas DGC, Inc. (a) (b)................     6,000          111
 XTO Energy, Inc..........................    11,500          201

   PERSONAL CREDIT INSTITUTIONS (0.22 %)

 Metris Companies Inc. (b)................     5,050          130

   PERSONAL SERVICES (0.16 %)

 G&K Services, Inc. - Class A.............     2,850           92

   PHARMACEUTICALS (10.16 %)

 Abgenix, Inc. (a) (b)....................     5,100          172
 Albany Molecular Research, Inc. (a)......     5,600          148
 Alkermes, Inc. (a) (b)...................     6,400          169
 Aviron (a)...............................     2,400          119
 Celgene Corporation (a)..................     2,600           83
 Cell Genesys, Inc. (a)...................     2,400           56
 Cephalon, Inc. (a) (b)...................     4,614          349
 CIMA LABS INC. (a).......................     3,900          141
 COR Therapeutics, Inc. (a) (b)...........     3,300           79
 Cubist Pharmaceuticals, Inc. (a) (b).....     3,500          126
 Enzon, Inc. (a) (b)......................     4,600          259
 Gilead Sciences, Inc. (a)................     3,400          223

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)
   PHARMACEUTICALS (CONTINUED)
 Human Genome Sciences, Inc. (a)..........     3,200     $    108
 IDEXX Laboratories, Inc. (a).............     2,500           71
 ImClone Systems Incorporated (a) (b).....     1,071           50
 Inhale Therapeutic Systems, Inc. (a)
   (b)....................................     5,100           95
 Invitrogen Corporation (a) (b)...........     4,300          266
 King Pharmaceuticals, Inc. (a)...........     2,356           99
 K-V Pharmaceutical Company - Class A
   (a)....................................     6,800          201
 Ligand Pharmaceuticals Incorporated (a)..     3,200           57
 Medarex, Inc. (a)........................     5,800          104
 Medicis Pharmaceutical Corporation -
   Class A (a)............................     4,900          316
 Myriad Genetics, Inc. (a)................     1,600           84
 Neose Technologies, Inc. (a).............     1,000           37
 Neurocrine Biosciences, Inc. (a) (b).....     6,800          349
 Noven Pharmaceuticals, Inc. (a)..........     2,000           36
 NPS Pharmaceuticals, Inc. (a)............     4,700          180
 OSI Pharmaceuticals, Inc. (a)............     1,500           69
 Priority Healthcare Corporation - Class B
   (a)....................................     6,200          218
 Protein Design Labs, Inc. (a) (b)........     4,000          131
 Regeneron Pharmaceuticals, Inc. (a) (b)..     1,700           48
 Serologicals Corporation (a).............    11,500          247
 Shire Pharmaceuticals Group PLC - ADR (a)
   (b)....................................     5,496          201
 SICOR Inc. (a)...........................     3,800           60
 Techne Corporation (a)...................    13,400          493
 Triangle Pharmaceuticals, Inc. (a).......    11,400           46
 Trimeris, Inc. (a).......................     2,100           94
 Vertex Pharmaceuticals Incorporated (a)..     5,850          144
 Vical Incorporated (a)...................     7,300           89
 ViroPharma Incorporated (a) (b)..........     3,800           87

   PRIMARY METAL INDUSTRIES (0.31 %)

 Lone Star Technologies, Inc. (a).........     5,800          102
 Maverick Tube Corporation (a)............     6,000           78

   PRINTING & PUBLISHING (0.68 %)

 Scholastic Corporation (a) (b)...........     6,200          312
 Topps Company, Inc. (The) (a)............     7,000           85

   RADIO & TELEVISION BROADCASTING (2.10 %)

 Cox Radio, Inc. - Class A (a)............     7,400          189
 Emmis Communications Corporation - Class
   A (a)..................................     4,300          102
 Entercom Communications Corp. (a)........     5,200          260
 Hispanic Broadcasting Corporation (a)....     2,700           69
 Price Communications Corporation (a).....     7,100          136
 Radio One, Inc. - Class A (a)............     2,600           48
 Radio One, Inc. - Class D (a) (b)........    16,200          292
 Regent Communications, Inc. (a)..........    11,900           80
 Spanish Broadcasting System, Inc. (a)....     4,300           43

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  29

     T. ROWE PRICE SMALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)

   RADIO, TELEVISION, & COMPUTER STORES (0.78 %)

 Tweeter Home Entertainment Group, Inc.
 (a)......................................    11,900     $    345
 Ultimate Electronics, Inc. (a)...........     3,600          108

   REAL ESTATE (0.31 %)

 Catellus Development Corporation (a).....     7,100          131
 Trammell Crow Company (a)................     4,000           47

   RESEARCH & TESTING SERVICES (1.64 %)

 Affymetrix, Inc. (a).....................     2,500           94
 Deltagen, Inc. (a).......................    10,900          100
 Exelixis, Inc. (a) (b)...................     2,100           35
 Forrester Research, Inc. (a).............    13,900          280
 Incyte Genomics, Inc. (a)................     9,000          176
 META Group, Inc. (a).....................    12,450           27
 Symyx Technologies, Inc. (a).............    11,200          238

   RESTAURANTS (2.23 %)

 AFC Enterprises, Inc. (a) (b)............       900           26
 BUCA, Inc. (a)...........................     4,700           76
 CEC Entertainment Inc. (a)...............     8,500          369
 Cheesecake Factory Incorporated (The)
   (a)....................................     6,750          235
 P.F. Chang's China Bistro, Inc. (a)
   (b)....................................     4,000          189
 RARE Hospitality International, Inc.
   (a)....................................     6,550          148
 Sonic Corp. (a)..........................     7,050          254

   RETAIL TRADE (0.61 %)

 Insight Enterprises, Inc. (a)............     5,900          145
 Michaels Stores, Inc. (a)................     6,400          211
   RUBBER & MISC. PLASTIC PRODUCTS (0.41 %)
 Carlisle Companies Incorporated..........     2,600           96
 VANS, INC. (a) (b).......................    11,100          141

   SECURITY & COMMODITY BROKERS (2.75 %)

 Affiliated Managers Group, Inc. (a) (b)..     5,200          366
 AmeriCredit Corp. (a) (b)................     7,700          243
 Eaton Vance Corp.........................     4,300          153
 Investment Technology Group, Inc. (a)....     7,650          299
 Investors Financial Services Corp........     3,500          232
 Legg Mason, Inc. ........................     4,400          220
 Waddell & Reed Financial, Inc. - Class
   A......................................     2,650           85
   SOCIAL SERVICES (0.33 %)
 Bright Horizons Family Solutions, Inc.
   (a)....................................     6,900          193
   STONE, CLAY & GLASS PRODUCTS (0.65 %)

 Cabot Microelectronics Corporation (a)
   (b)....................................     4,781          379

                                            NUMBER OF     MARKET
                                             SHARES       VALUE
                                            ---------    --------
COMMON STOCKS (CONTINUED)

   TELECOMMUNICATIONS (0.88 %)

 AirGate PCS, Inc. (a)....................     3,800     $    173
 Millicom International Cellular SA (a)...     5,300           64
 Triton PCS Holdings, Inc. (a)............     3,500          103
 Western Wireless Corporation - Class A
   (a)....................................     6,100          172

   TEXTILE MILL PRODUCTS (0.39 %)

 Mohawk Industries, Inc. (a) (b)..........     4,150          228

   TRANSPORTATION & PUBLIC UTILITIES (1.81 %)

 C.H. Robinson Worldwide, Inc.............     7,900          228
 Expeditors International of Washington,
   Inc....................................     4,000          228
 Forward Air Corporation (a) (b)..........    12,100          409
 UTI Worldwide, Inc.......................     9,500          186

   TRUCKING & WAREHOUSING (0.69 %)

 Iron Mountain Incorporated (a) (b).......     9,200          403

   VARIETY STORES (0.52 %)

 Dollar Tree Stores, Inc. (a) (b).........     4,850          150
 Family Dollar Stores, Inc. ..............     5,100          153

   WHOLESALE TRADE DURABLE GOODS (1.55 %)

 Patterson Dental Company (a).............     7,700          315
 SCP Pool Corporation (a).................    14,050          386
 Watsco, Inc. ............................    14,100          200

   WHOLESALE TRADE NONDURABLE GOODS (0.49 %)

 Performance Food Group Company (a) (b)...     8,100          285
                                                         --------
 Total Common Stocks
 (cost: $ 55,249)....................................      55,152
                                                         --------
                                            PRINCIPAL     MARKET
                                             AMOUNT       VALUE
                                            ---------    --------
COMMERCIAL PAPER (3.95 %)

 Falcon Asset Securitization Corporation -
   144A (c) 1.92 %, due 01/28/2002........   $   800     $    799
 Toyota Motor Credit Corporation - 144A
   (c) 1.75 %, due 02/07/2002.............     1,000          998
 Yale University
   1.91 %, due 01/22/2002.................       500          499
                                                         --------
 Total Commercial Paper (cost: $2,296)...............       2,296
                                                         --------
 Total Investment Securities (cost: $ 57,545)........    $ 57,448
                                                         ========

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  30

     T. ROWE PRICE SMALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)


SUMMARY:

 Investments, at market value.............   98.88 %     $ 57,448
 Other assets in excess of liabilities....    1.12 %          651
                                            ---------    --------
 Net assets...............................  100.00 %     $ 58,099
                                            =========    ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 12,330. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(d)  Market value is less than $ 1.
(e) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  31

     T. ROWE PRICE SMALL CAP

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 57,545
                                                           ========
 Investments in securities, at market value..............  $ 57,448
 Cash....................................................     1,254
 Cash collateral for securities on loan..................    12,975
 Receivables:
   Securities sold.......................................         8
   Interest..............................................         1
   Dividends.............................................         4
   Other.................................................        19
                                                           --------
     Total assets........................................    71,709
                                                           --------
LIABILITIES:
 Securities purchased....................................       574
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        33
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................    12,975
   Other accrued liabilities.............................        28
                                                           --------
     Total liabilities...................................    13,610
                                                           --------
       Net assets........................................  $ 58,099
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     53
 Additional paid-in capital..............................    62,449
 Accumulated net investment income (loss)................         0
 Accumulated net realized gain (loss) on investment
   securities............................................    (4,306)
 Net unrealized appreciation (depreciation) on investment
   securities............................................       (97)
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 58,099
                                                           ========
 Shares outstanding......................................     5,297
                                                           ========
 Net asset value and offering price per share............  $  10.97
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $     51
 Dividends...............................................        50
                                                           --------
     Total investment income.............................       101
                                                           --------
EXPENSES:
 Investment advisory fees................................       278
 Printing and shareholder reports........................        26
 Custody fees............................................        63
 Administrative service fees.............................         5
 Legal fees..............................................         2
 Auditing fees...........................................        10
 Directors fees..........................................         1
 Registration fees.......................................         0
 Other fees..............................................         2
                                                           --------
     Total expenses......................................       387
LESS:
 Advisory fee waiver and expense reimbursement...........        18
                                                           --------
     Net expenses........................................       369
                                                           --------
 Net investment income (loss)............................      (268)
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......    (3,709)
 Change in unrealized appreciation (depreciation) on
   investment securities.................................     1,189
                                                           --------
 Net gain (loss) on investment securities................    (2,520)
                                                           --------
     Net increase (decrease) in net assets resulting from
       operations........................................  $ (2,788)
                                                           ========

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  32

     T. ROWE PRICE SMALL CAP

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $    (268)  $    (126)
 Net realized gain (loss) on investment securities..........     (3,709)       (460)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................      1,189      (3,323)
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (2,788)     (3,909)
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................          0        (134)
 In excess of net investment income.........................          0        (125)
 Net realized gains.........................................          0          (1)
 In excess of net realized gains............................          0           0
                                                              ---------   ---------
   Total distributions......................................          0        (260)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     61,518      32,552
 Dividends and distributions reinvested.....................          0         260
 Cost of shares redeemed....................................    (30,655)     (8,443)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................     30,863      24,369
                                                              ---------   ---------
 Net increase (decrease) in net assets......................     28,075      20,200
NET ASSETS:
 Beginning of year..........................................     30,024       9,824
                                                              ---------   ---------
 End of year................................................  $  58,099   $  30,024
                                                              =========   =========
 Accumulated net investment income..........................  $       0   $       1
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                      DECEMBER 31,
                                                              ----------------------------
                                                               2001      2000      1999(1)
                                                              -------   -------   --------
Net asset value, beginning of year..........................  $ 12.15   $ 13.41    $ 10.00
                                                              -------   -------   --------
 Income from operations:
   Net investment income (loss).............................    (0.08)    (0.08)     (0.03)
   Net realized and unrealized gain (loss) on investments...    (1.10)    (1.04)      3.87
                                                              -------   -------   --------
     Net income (loss) from operations......................    (1.18)    (1.12)      3.84
                                                              -------   -------   --------
 Distributions:
   Dividends from net investment income.....................     0.00     (0.07)      0.00
   Dividends in excess of net investment income.............     0.00     (0.07)     (0.43)
   Distributions from net realized gains on investments.....     0.00      0.00       0.00
   Distributions in excess of net realized gains on
     investments............................................     0.00      0.00       0.00
                                                              -------   -------   --------
   Total distributions......................................     0.00     (0.14)     (0.43)
                                                              -------   -------   --------
Net asset value, end of year................................  $ 10.97   $ 12.15    $ 13.41
                                                              =======   =======   ========
Total return................................................  (9.71)%   (8.45)%    38.49 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $58,099   $30,024     $9,824
   Ratio of total expenses to average net assets............   1.05 %    1.14 %     2.46 %
   Ratio of net expenses to average net assets..............   1.00 %    1.00 %     1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................  (0.73)%   (0.57)%    (0.44)%
   Portfolio turnover rate..................................  42.09 %   64.53 %   159.02 %

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  33

     T. ROWE PRICE SMALL CAP

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small Cap (the "portfolio", formerly known as WRL T. Rowe Price Small Cap) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 19 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $ (267) and Accumulated net investment income (loss) for $ 267 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and


                   AEGON/Transamerica Series Fund, Inc.  34

     T. ROWE PRICE SMALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE  EXPENSE LIMIT
------------  -------------
      0.75 %     1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe") to provide investment services to the portfolio and compensates T. Rowe as described in the Fund's Statement of Additional Information.

T. Rowe may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or T. Rowe. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or T. Rowe during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to


                   AEGON/Transamerica Series Fund, Inc.  35

     T. ROWE PRICE SMALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

the Directors under the plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 43,920
  U.S. Government securities..................         0
Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    15,543
  U.S. Government securities..................         0

NOTE 4-- SHARE TRANSACTIONS
Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                           --------------
                                            2001    2000
                                           ------   -----
Shares issued............................   5,726   2,386
Shares issued - reinvestment of dividends
  and distributions......................       0      19
Shares redeemed..........................  (2,901)   (665)
                                           ------   -----
Net increase (decrease) in shares
  outstanding............................   2,825   1,740
                                           ======   =====

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 671 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
    $    11        December 31, 2008
      2,730        December 31, 2009
    -------
    $ 2,741
    =======

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 58,440
                                                ========
Unrealized appreciation.......................  $  5,431
Unrealized (depreciation).....................    (6,423)
                                                --------
Net unrealized appreciation (depreciation)....  $   (992)
                                                ========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc.  36

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
T. Rowe Price Small Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small Cap (previously WRL T. Rowe Price Small Cap) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  37

PILGRIM BAXTER MID CAP GROWTH
....seeks capital appreciation.

MARKET ENVIRONMENT

In a year marked by tragedy and economic distress, many investors will be only too happy to bid farewell to 2001. During the year, the markets generally suffered from a business slowdown, slumping economic conditions and overall uncertainty. Based on data released throughout the year, investors expected to see markets bottom and turn the corner toward more positive trends. Month after month, however, markets floundered between positive and negative news. While downward pressure had previously been limited to the technology sector, investors lost interest in equities of all kinds as earnings disappointments and layoffs weighed on markets.

Just when more consistent signs of recovery were beginning to emerge, the devastating terrorist attacks of September 11th undermined markets and dashed the hopes for a turnaround in 2001. With help from a fourth quarter surge, most major indexes regained the losses sustained immediately following the attacks, although the staying power of this rally remained in question as the year drew to a close. While usually working in favor of economic stabilization, low inflation, aggressive monetary easing, tax rebates and low energy prices did little to sway the stubborn downtrend that dominated equity markets during 2001.

PERFORMANCE

For the year ended December 31, 2001, Pilgrim Baxter Mid Cap Growth returned (35.92)%. By comparison the Russell MidCap Growth Index ("Russell") returned (20.15)%.

STRATEGY REVIEW

While most of the past year has been spent trying to manage a difficult economic environment, the past few months have featured an effort to capture the turnaround in stock market activity. While our large exposure to the defensive health care sector helped cushion losses during the trying times throughout the year, it worked against us later in the year, as these issues did not perform as favorably as more economically sensitive stocks, such as those in the technology sector. While we spent the better part of the year working to reduce our exposure to stocks with significant earnings risk, we had to work quickly toward the end of the year to reposition the portfolio to benefit from the improving economic climate. This partly explains why the portfolio lagged the Russell benchmark for the year ended December 31, 2001. Additionally, while our investment strategy focuses on higher growth rate companies that typically carry higher P/E ratios, these issues underperformed lower valuation stocks during the year, an unusual occurrence given the market climate. In response to a more optimistic outlook for market dynamics in the months ahead, we reduced our holdings in the health care sector, while adding names in the technology area.

OUTLOOK

While a great deal of uncertainty remains regarding the economic outlook, we are encouraged by the resilience of U.S. markets, which have rebounded since the terrorist attacks and held their own despite weakening economic conditions and the war in Afghanistan. Although it is difficult to determine if the recession has run its full course, some encouraging signs have emerged, including decreasing initial jobless claims and rising stock prices. Furthermore, a recent report from the Conference Board showed the Index of Leading Economic Indicators posting better-than-expected results. This may indicate that the recession is winding down and we could be seeing an increase in economic activity as early as the first half of next year. Going forward, we believe there must be an increase in business and consumer spending, a revival of new hiring and positive earnings reports to start the economy on a more sustained road to recovery. We look ahead to 2002 with optimism that the worst is behind us and signs of renewed growth will soon return to the marketplace.



/s/ Gary L. Pilgrim
---------------------------------
GARY L. PILGRIM
Pilgrim Baxter Mid Cap Growth
Portfolio Manager

The views expressed in this commentary on Pilgrim Baxter Mid Cap Growth reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  38

PILGRIM BAXTER MID CAP GROWTH

In a year marked by tragedy and economic distress, many investors will be only too happy to bid farewell to 2001.

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Pilgrim Baxter Mid Cap Growth and the Russell Midcap Growth Index.

[ ] Pilgrim Baxter
    Mid Cap Growth                  $ 9,765

[ ] Russell Midcap Growth           $ 9,860

PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
1 Year         5 Years         10 Years         From Inception
--------------------------------------------------------------------------------
(35.92)%       N/A               N/A                (0.89)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Growth Index over the same time frame.

                                                          Russell
                                         Portfolio     Midcap Growth
           Inception 5/3/99               $10,000         $10,000
           Period Ended 12/31/99          $17,799         $13,992
           FYE 12/31/00                   $15,239         $12,348
           FYE 12/31/01                   $ 9,765         $ 9,860

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
NVIDIA Corporation                              2.62%
Apollo Group, Inc. - Class A                    2.19%
Varian Medical Systems, Inc.                    2.13%
Polycom, Inc.                                   2.12%
Bed Bath & Beyond Inc.                          1.97%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services            14.67%
Electronic Components & Accessories             9.93%
Instruments & Related Products                  8.11%
Pharmaceuticals                                 6.34%
Business Services                               5.60%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  39

     PILGRIM BAXTER MID CAP GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------   ---------
COMMON STOCKS (86.85 %)

   APPAREL PRODUCTS (0.76 %)

 Too, Inc. (a).............................    38,400    $   1,056

   AUTOMOTIVE DEALERS & SERVICE STATIONS (1.36 %)

 Copart, Inc. (a)..........................    52,000        1,891

   BUSINESS SERVICES (5.60 %)

 BISYS Group, Inc. (The) (a)...............    37,900        2,425
 ChoicePoint Inc. (a)......................    20,400        1,034
 Hanover Compressor Company (a) (b)........    73,000        1,844
 Overture Services, Inc. (a) (b)...........    33,200        1,176
 SonicWALL, Inc. (a) (b)...................    51,600        1,003
 WebEx Communications, Inc. (a) (b)........    12,600          313

   COMMUNICATIONS EQUIPMENT (3.46 %)

 Advanced Fibre Communications, Inc. (a)...    33,300          588
 L-3 Communications Holdings, Inc. (a)
   (b).....................................    22,000        1,980
 Powerwave Technologies, Inc. (a)..........    44,200          764
 UTStarcom, Inc. (a).......................    52,200        1,488

   COMPUTER & DATA PROCESSING SERVICES (14.67 %)

 Agile Software Corporation (a)............    45,200          778
 CACI International Inc. - Class A (a).....    21,300          841
 Check Point Software
   Technologies, Ltd. (a) (b)..............     7,800          311
 Citrix Systems, Inc. (a)..................    83,700        1,897
 EarthLink, Inc. (a).......................    57,800          703
 Electronic Arts Inc. (a)..................    30,800        1,846
 Internet Security Systems, Inc. (a) (b)...    31,700        1,016
 JDA Software Group, Inc. (a)..............    15,700          351
 NetIQ Corporation (a).....................    42,500        1,499
 Numerical Technologies, Inc. (a) (b)......    46,400        1,633
 Quest Software, Inc. (a) (b)..............    85,300        1,886
 Retek Inc. (a)............................    77,700        2,321
 Stellent, Inc. (a) (b)....................    33,500          990
 THQ Inc. (a) (b)..........................    19,100          926
 TIBCO Software Inc. (a)...................    53,700          802
 Vastera, Inc. (a).........................    21,300          354
 VeriSign, Inc. (a) (b)....................    60,421        2,298

   COMPUTER & OFFICE EQUIPMENT (5.26 %)

 Brocade Communications Systems, Inc.
   (a).....................................    62,700        2,077
 Emulex Corporation (a)....................    39,200        1,549
 Polycom, Inc. (a) (b).....................    86,800        2,958
 Riverstone Networks, Inc. (a) (b).........    44,900          745

   CONSTRUCTION (0.72 %)

 Jacobs Engineering Group Inc. (a) (b).....    15,200        1,003

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------   ---------
COMMON STOCKS (CONTINUED)

   EDUCATIONAL SERVICES (4.79 %)

 Apollo Group, Inc. - Class A (a) (b)......    67,700    $   3,048
 Career Education Corporation (a)..........    61,000        2,091
 Corinthian Colleges, Inc. (a).............    37,500        1,533

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.91 %)

 Gemstar-TV Guide International, Inc.
   (a).....................................    95,900        2,656

   ELECTRONIC COMPONENTS & ACCESSORIES (9.93 %)

 Broadcom Corporation - Class A (a)........    32,600        1,332
 Finisar Corporation (a) (b)...............    77,500          788
 Intersil Corporation - Class A (a)........    31,100        1,003
 Microchip Technology Incorporated (a).....    68,200        2,642
 NVIDIA Corporation (a) (b)................    54,600        3,654
 QLogic Corporation (a) (b)................    42,400        1,887
 RF Micro Devices, Inc. (a) (b)............    41,800          804
 Semtech Corporation (a) (b)...............    48,200        1,720

   ENVIRONMENTAL SERVICES (0.68 %)

 Waste Connections, Inc. (a)...............    30,800          954

   FABRICATED METAL PRODUCTS (1.31 %)

 Alliant Techsystems Inc. (a)..............    18,600        1,436
 Shaw Group Inc. (The) (a).................    16,400          385

   FOOD STORES (0.79 %)

 Whole Foods Market, Inc. (a) (b)..........    25,400        1,106

   FURNITURE & HOME FURNISHINGS STORES (1.97 %)

 Bed Bath & Beyond Inc. (a)................    80,900        2,743

   HEALTH SERVICES (4.04 %)

 Accredo Health, Incorporated (a)..........    34,500        1,370
 Community Health Systems, Inc. (a) (b)....    65,100        1,660
 Laboratory Corporation of America Holdings
   (a) (b).................................    18,600        1,504
 Pediatrix Medical Group, Inc. (a) (b).....    32,200        1,092

   INDUSTRIAL MACHINERY & EQUIPMENT (1.61 %)

 Kulicke and Soffa Industries, Inc. (a)
   (b).....................................    43,900          753
 Lam Research Corporation (a)..............    30,600          711
 Novellus Systems, Inc. (a) (b)............    19,800          781

   INSTRUMENTS & RELATED PRODUCTS (8.11 %)

 Bruker Daltonics Inc. (a) (b).............    43,800          716
 Cytyc Corporation (a).....................    98,200        2,563
 Mettler-Toledo International Inc. (a).....    49,400        2,561
 PerkinElmer, Inc. ........................    77,000        2,697
 Teradyne, Inc. (a) (b)....................    23,800          717
 Waters Corporation (a)....................    52,600        2,038

   INSURANCE (1.20 %)

 WellPoint Health Networks Inc. (a)........    14,300        1,671

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  40

     PILGRIM BAXTER MID CAP GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------   ---------
COMMON STOCKS (CONTINUED)

   INSURANCE AGENTS, BROKERS & SERVICE (1.69 %)

 AdvancePCS (a) (b)........................    38,600     $  1,133
 Express Scripts, Inc. - Class A (a).......    26,000        1,216

   MANAGEMENT SERVICES (1.62 %)

 Corporate Executive Board
   Company (The) (a) (b)...................    61,500        2,257

   MEDICAL INSTRUMENTS & SUPPLIES (3.21 %)

 Biomet, Incorporated......................    48,350        1,494
 Varian Medical Systems, Inc. (a)..........    41,700        2,973

   MOTION PICTURES (0.94 %)

 Macrovision Corporation (a)...............    37,200        1,310

   PHARMACEUTICALS (6.34 %)

 Abgenix, Inc. (a).........................    19,500          656
 Celgene Corporation (a)...................    45,800        1,462
 Cephalon, Inc. (a) (b)....................    12,600          952
 Enzon, Inc. (a) (b).......................    15,500          872
 Invitrogen Corporation (a)................    16,100          997
 Medicis Pharmaceutical Corporation - Class
   A (a)...................................    24,100        1,557
 Protein Design Labs, Inc. (a) (b).........    27,400          899
 Techne Corporation (a)....................    39,100        1,441

   RESEARCH & TESTING SERVICES (1.30 %)

 Pharmaceutical Product
   Development, Inc. (a)...................    55,900        1,806

   RESTAURANTS (1.05 %)

 Cheesecake Factory
   Incorporated (The) (a)..................    42,000        1,460

   TELECOMMUNICATIONS (1.77 %)

 Alomosa Holdings, Inc. (a) (b)............    43,100          514
 Triton PCS Holdings, Inc. (a).............    66,400        1,949

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------   ---------
COMMON STOCKS (CONTINUED)

   VARIETY STORES (0.76 %)

 99 Cents Only Stores (a)..................    27,900     $  1,063
                                                         ---------
 Total Common Stocks
 (cost: $ 111,524)....................................     120,973
                                                         ---------
                                             PRINCIPAL    MARKET
                                              AMOUNT       VALUE
                                             ---------   ---------
SHORT-TERM OBLIGATIONS (12.04 %)

 Investors Bank & Trust Company (c)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $16,769 on
   01/02/2002..............................  $  16,768   $  16,768
                                                         ---------
 Total Short-Term Obligations
 (cost: $ 16,768).....................................      16,768
                                                         ---------
 Total Investment Securities
 (cost: $ 128,292)....................................   $ 137,741
                                                         =========

SUMMARY:

 Investments, at market value..............   98.89 %    $ 137,741
 Other assets in excess of liabilities.....    1.11 %        1,552
                                             ---------   ---------
 Net assets................................  100.00 %    $ 139,293
                                             =========   =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 26,087. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) At December 31, 2001, the repurchase agreement is collateralized by $ 24,740 Freddie Mac Floating Rate
     Note - 2299 (2.35 %, due 01/15/2029) with a market value and accrued interest of $ 17,606.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  41

     PILGRIM BAXTER MID CAP GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost.....................  $  128,292
                                                          ==========
 Investments in securities, at market value.............  $  137,741
 Cash...................................................          50
 Cash collateral for securities on loan.................      27,681
 Receivables:
   Securities sold......................................       1,701
   Interest.............................................           2
   Dividends............................................           0
   Other................................................          59
                                                          ----------
     Total assets.......................................     167,234
                                                          ----------
LIABILITIES:
 Securities purchased...................................         113
 Accounts payable and accrued liabilities:
   Investment advisory fees.............................         101
   Dividends to shareholders............................           0
   Deposits for securities on loan......................      27,681
   Other accrued liabilities............................          46
                                                          ----------
     Total liabilities..................................      27,941
                                                          ----------
       Net assets.......................................  $  139,293
                                                          ==========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized........................      50,000
                                                          ==========
 Capital stock ($ .01 par value)........................  $      144
 Additional paid-in capital.............................     297,148
 Accumulated net investment income (loss)...............           0
 Accumulated net realized gain (loss) on investment
   securities...........................................    (167,448)
 Net unrealized appreciation (depreciation) on
   investment securities................................       9,449
                                                          ----------
 Net assets applicable to outstanding shares of
   capital..............................................  $  139,293
                                                          ==========
 Shares outstanding.....................................      14,429
                                                          ==========
 Net asset value and offering price per share...........  $     9.65
                                                          ==========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...............................................  $      757
 Dividends..............................................          56
                                                          ----------
     Total investment income............................         813
                                                          ----------
EXPENSES:
 Investment advisory fees...............................       1,319
 Printing and shareholder reports.......................         186
 Custody fees...........................................          54
 Administrative service fees............................          44
 Legal fees.............................................          13
 Auditing fees..........................................          10
 Directors fees.........................................           8
 Registration fees......................................           0
 Other fees.............................................          10
                                                          ----------
     Total expenses.....................................       1,644
LESS:
 Advisory fee waiver and expense reimbursement..........         118
                                                          ----------
     Net expenses.......................................       1,526
                                                          ----------
 Net investment income (loss)...........................        (713)
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities......    (150,397)
 Change in unrealized appreciation (depreciation) on
   investment securities................................      68,972
                                                          ----------
 Net gain (loss) on investment securities...............     (81,425)
                                                          ----------
     Net increase (decrease) in net assets resulting
       from operations..................................  $  (82,138)
                                                          ==========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  42

     PILGRIM BAXTER MID CAP GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001         2000
                                                              ----------   ----------
OPERATIONS:
 Net investment income (loss)...............................  $     (713)  $     (259)
 Net realized gain (loss) on investment securities..........    (150,397)     (16,971)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................      68,972      (69,320)
                                                              ----------   ----------
 Net increase (decrease)in net assets resulting from
   operations...............................................     (82,138)     (86,550)
                                                              ----------   ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................           0       (1,753)
 In excess of net investment income.........................           0         (291)
 Net realized gains.........................................           0            0
 In excess of net realized gains............................           0            0
                                                              ----------   ----------
   Total distributions......................................           0       (2,044)
                                                              ----------   ----------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................      97,114      310,357
 Dividends and distributions reinvested.....................           0        2,044
 Cost of shares redeemed....................................     (92,990)     (43,701)
                                                              ----------   ----------
   Increase (decrease) in net assets from capital share
     transactions...........................................       4,124      268,700
                                                              ----------   ----------
 Net increase (decrease) in net assets......................     (78,014)     180,106
NET ASSETS:
 Beginning of year..........................................     217,307       37,201
                                                              ----------   ----------
 End of year................................................  $  139,293   $  217,307
                                                              ==========   ==========
 Accumulated net investment income..........................  $        0   $        0
                                                              ==========   ==========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                              DECEMBER 31,
                                                              --------------------------------------------
                                                                  2001            2000          1999(1)
                                                              ------------    ------------    ------------
Net asset value, beginning of year..........................  $      15.06    $      17.75    $      10.00
                                                              ------------    ------------    ------------
 Income from operations:
   Net investment income (loss).............................         (0.05)          (0.03)          (0.03)
   Net realized and unrealized gain (loss) on investments...         (5.36)          (2.46)           7.83
                                                              ------------    ------------    ------------
     Net income (loss) from operations......................         (5.41)          (2.49)           7.80
                                                              ------------    ------------    ------------
 Distributions:
   Dividends from net investment income.....................          0.00           (0.17)           0.00
   Dividends in excess of net investment income.............          0.00           (0.03)          (0.05)
   Distributions from net realized gains on investments.....          0.00            0.00            0.00
   Distributions in excess of net realized gains on
     investments............................................          0.00            0.00            0.00
                                                              ------------    ------------    ------------
     Total distributions....................................          0.00           (0.20)          (0.05)
                                                              ------------    ------------    ------------
Net asset value, end of year................................  $       9.65    $      15.06    $      17.75
                                                              ============    ============    ============
Total return................................................      (35.92)%        (14.39)%          78.00%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $    139,293    $    217,307    $     37,201
   Ratio of total expenses to average net assets............        1.08 %          0.92 %          1.40 %
   Ratio of net expenses to average net assets..............        1.00 %          0.92 %          1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................       (0.47)%         (0.14)%         (0.30)%
   Portfolio turnover rate..................................      177.19 %        132.70 %        155.71 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  43

     PILGRIM BAXTER MID CAP GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pilgrim Baxter Mid Cap Growth (the "portfolio", formerly known as WRL Pilgrim Baxter Mid Cap Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 64 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $ (713) and Accumulated net investment income (loss) for $ 713 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.


                   AEGON/Transamerica Series Fund, Inc.  44

     PILGRIM BAXTER MID CAP GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.90 %         1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") to provide investment services to the portfolio and compensates Pilgrim Baxter as described in the Fund's Statement of Additional Information.

Pilgrim Baxter may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Pilgrim Baxter. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Pilgrim Baxter during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing such portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the


                   AEGON/Transamerica Series Fund, Inc.  45

     PILGRIM BAXTER MID CAP GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 6. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS
Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 250,248
  U.S. Government securities..................          0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    240,148
  U.S. Government securities..................          0

NOTE 4-- SHARE TRANSACTIONS
Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................   8,874   14,702
Shares issued - reinvestment of
  dividends and distributions...........       0       94
Shares redeemed.........................  (8,878)  (2,459)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................      (4)  12,337
                                          ======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 623 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

  NET CAPITAL LOSS
    CARRYFORWARD     AVAILABLE THROUGH
  ----------------   -----------------
     $   4,987       December 31, 2008
       159,472       December 31, 2009
     ---------
     $ 164,459
     =========

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 130,659
                                                =========
Unrealized appreciation.......................  $  13,486
Unrealized (depreciation).....................     (6,404)
                                                ---------
Net unrealized appreciation (depreciation)....  $   7,082
                                                =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc.  46

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Pilgrim Baxter Mid Cap Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pilgrim Baxter Mid Cap Growth (previously WRL Pilgrim Baxter Mid Cap Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  47

ALGER AGGRESSIVE GROWTH
....seeks long-term capital appreciation.

MARKET ENVIRONMENT

2001 was the second consecutive year of extraordinary difficulties for equity markets. At the start of the year, the economy had already slowed dramatically and technology stocks were in a free fall. On January 3, 2001 the Federal Reserve Board ("Fed") slashed interest rates by 50 basis points in an unprecedented emergency move aimed at stimulating the rapidly slowing economy. Shortly thereafter, President Bush's new administration pressed for a signif-icant tax cut, also aimed at the slowing economy. The Fed then proceeded to cut interest rates by an additional 50 basis points on January 31. Most stocks acted positively to these events and moved upward during January.

Unfortunately, February and March proved to be a disaster for equity markets. Ongoing earnings disappointments and weak economic reports created renewed pessimism among investors, causing share prices to collapse to new lows. When the Fed cut interest rates by another 50 basis points after its March 20th meeting, the market failed to respond. On April 4th, the NASDAQ Composite Index ("NASDAQ") bottomed at 1,620, and proceeded to bounce strongly off this low over the following two weeks.

Yet the market failed to maintain its positive direction during May and June despite further rate cuts. Losses accelerated during July, August and the first part of September, with value stocks holding up better than growth stocks.

On September 11th, the horrific terrorist attacks in New York, Washington, D.C. and Pennsylvania shook the world, as well as global markets. When markets re-opened on September 17th, a widespread sell-off took place, despite an emergency 50 basis point rate cut by the Fed and other measures aimed at adding liquidity to the system. The NASDAQ bottomed on September 21st at 1,387, compared with the high of 5,133 set 18 and a half months earlier.

However, the market rallied by year-end as initial panic selling wore off and investors scooped up bargains. On October 2nd the Fed produced a 50 basis point rate cut, which brought the federal funds rate to 2.50 percent, its lowest level since 1962. By the end of October, the NASDAQ had already rallied 21.9 % off its September 21st low. The market continued its recovery during November and December. The NASDAQ closed the year 40.6 % above its September 21st low, and equity markets headed toward the New Year with strong momentum.

PERFORMANCE

For the year ended December 31, 2001, Alger Aggressive Growth returned (16.45)%, while its benchmark, the Standard and Poor's 500 Composite Stock Index returned (11.89)%. However, the portfolio outperformed the Russell 3000 Growth Index, which returned (19.63)% for the same period.

STRATEGY REVIEW

An overweighting in weak technology stocks early in the year hurt the portfolio's returns, while an inherent growth bias negatively affected the portfolio throughout. As of December 31, 2001, the portfolio held 73 stocks and had a cash and short-term obligation position of 5.7 %. The portfolio is well diversified, as evidenced by top holdings Citigroup Inc., Wal-Mart Stores Inc., eBay Inc., Microsoft Corporation and Tyco International Ltd.

OUTLOOK

There is an emerging consensus among leading economists that 2002 will see an end to this brief recession. Furthermore, as the clouds that descended on September 11th lift, the fundamental strengths of the American economy will come into focus once again. The United States has less than 5 % of the world's population but accounts for 25 % of GDP. Americans work longer hours and produce more innovations than any other culture. At Alger Aggressive Growth, we expect the threat of terrorism will be turned back, that the Euro will trigger growth in the European Union and that the further integration of China and Russia into the international system will have a dramatic and positive effect on the world economy. The next months will remain bumpy, but after that, the sky is the limit.



/s/ Frederick M. Alger                             /s/ David Hyun
---------------------------                        -----------------------------
FREDERICK M. ALGER                                 DAVID HYUN
                             Alger Aggressive Growth
                               Portfolio Managers

The views expressed in this commentary on Alger Aggressive Growth reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  48

ALGER AGGRESSIVE GROWTH

As the clouds that descended on September 11th lift, the fundamental strengths of the American economy will come into focus once again.

                                                                   [ALGER LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Alger Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.

[_] Alger Aggressive Growth           $ 26,965

[_] S&P 500                           $ 28,326

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
   1 Year          5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
   (16.45)%        12.37 %             N/A                 13.50 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                         Portfolio       S&P Index
           Inception 3/1/94               $10,000         $10,000
           Period Ended 12/31/94          $ 9,874         $10,072
           FYE 12/31/95                   $13,628         $13,857
           FYE 12/31/96                   $15,052         $17,039
           FYE 12/31/97                   $18,702         $22,724
           FYE 12/31/98                   $27,807         $29,218
           FYE 13/31/99                   $46,999         $35,366
           FYE 12/31/00                   $32,274         $32,148
           FYE 12/31/01                   $26,965         $28,326

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                  4.74%
Wal-Mart Stores, Inc.                           3.63%
eBay Inc.                                       3.44%
Microsoft Corporation                           3.27%
Tyco International Ltd.                         3.09%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                20.07%
Computer & Data Processing Services             9.26%
Electronic Components & Accessories             7.13%
Business Services                               6.79%
Commercial Banks                                6.43%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  49

     ALGER AGGRESSIVE GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
COMMON STOCKS (94.38 %)

   APPAREL & ACCESSORY STORES (1.62 %)

 Abercrombie & Fitch Co. -
 Class A (a) (b)............................  284,200      $ 7,540
 Chico's FAS, Inc. (a) (b)..................   88,300        3,506

   BUSINESS SERVICES (6.79 %)

 BISYS Group, Inc. (The) (a) (b)............    72,550        4,642
 eBay Inc. (a) (b)..........................   350,600       23,455
 First Data Corporation.....................   172,300       13,517
 Moody's Corporation........................    89,800        3,579
 TMP Worldwide Inc. (a).....................    26,000        1,115

   COMMERCIAL BANKS (6.43 %)

 Citigroup Inc. ............................   640,316       32,323
 Commerce Bancorp, Inc. ....................    89,000        3,501
 Concord EFS, Inc. (a) (b)..................   245,350        8,043

   COMMUNICATION (0.50 %)

 Viacom, Inc. - Class B (a).................    77,600        3,426

   COMMUNICATIONS EQUIPMENT (4.85 %)

 Nokia Oyj - ADR............................   807,850       19,817
 QUALCOMM Incorporated (a)..................   134,550        6,795
 UTStarcom, Inc. (a) (b)....................   227,400        6,481

   COMPUTER & DATA PROCESSING SERVICES (9.26 %)

 Affiliated Computer Services, Inc. - Class
   A (a) (b)................................    59,300        6,294
 AOL Time Warner Inc. (a)...................   215,600        6,921
 Intuit Inc. (a)............................   402,550       17,213
 Microsoft Corporation (a)..................   336,700       22,306
 Siebel Systems, Inc. (a)...................   122,500        3,428
 THQ Inc. (a) (b)...........................   144,600        7,009

   COMPUTER & OFFICE EQUIPMENT (2.60 %)

 Brocade Communications Systems, Inc. (a)...   209,100        6,925
 Emulex Corporation (a) (b).................   181,600        7,175
 Polycom, Inc. (a) (b)......................   106,500        3,628

   CONSTRUCTION (0.63 %)

 D.R. Horton, Inc. .........................   132,900        4,314

   EDUCATIONAL SERVICES (0.53 %)

 Career Education Corporation (a)...........   105,000        3,599

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.94 %)

 General Electric Company...................   160,650        6,439

   ELECTRONIC COMPONENTS & ACCESSORIES (7.13 %)

 Intersil Corporation - Class A (a).........   137,300        4,428
 Marvell Technology Group Ltd. (a)..........    85,700        3,070
 Maxim Integrated Products (a)..............    64,000        3,361

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
COMMON STOCKS (CONTINUED)
   ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
 Micron Technology, Inc. (a)................   350,000    $  10,850
 NVIDIA Corporation (a) (b).................    88,200        5,901
 Tyco International Ltd. ...................   357,700       21,069

   FURNITURE & HOME FURNISHINGS STORES (0.60 %)

 Bed Bath & Beyond Inc. (a).................   120,000        4,068

   HEALTH SERVICES (1.78 %)

 Laboratory Corporation of America Holdings
   (a) (b)..................................    39,100        3,161
 Tenet Healthcare Corporation (a)...........   153,350        9,005

   INSTRUMENTS & RELATED PRODUCTS (0.32 %)

 Waters Corporation (a).....................    56,500        2,189

   INSURANCE (3.00 %)

 American International Group, Inc. ........   233,380       18,530
 Anthem, Inc. (a) (b).......................    39,800        1,970

   LUMBER & OTHER BUILDING MATERIALS (4.06 %)

 Home Depot, Inc. (The).....................   209,850       10,704
 Lowe's Companies, Inc. ....................   365,960       16,984

   MANUFACTURING INDUSTRIES (0.69 %)

 Mattel, Inc. (b)...........................   273,700        4,708

   MEDICAL INSTRUMENTS & SUPPLIES (4.28 %)

 Baxter International Inc. .................   170,900        9,165
 Boston Scientific Corporation (a)..........   145,100        3,500
 Guidant Corporation (a)....................   241,000       12,002
 St. Jude Medical, Inc. (a).................    58,000        4,504

   PERSONAL CREDIT INSTITUTIONS (1.24 %)

 Capital One Financial Corporation (b)......   157,400        8,492

   PHARMACEUTICALS (20.07 %)

 American Home Products Corporation.........   130,800        8,026
 AmerisourceBergen Corporation (b)..........   280,100       17,800
 Amgen Inc. (a).............................   143,650        8,108
 Biogen, Inc. (a)...........................    62,300        3,573
 Cardinal Health, Inc. .....................    75,500        4,882
 Cephalon, Inc. (a) (b).....................    56,500        4,271
 Genentech, Inc. (a)........................   183,700        9,966
 Genzyme Corporation - General Division
   (a)......................................   227,800       13,636
 ICOS Corporation (a) (b)...................    72,700        4,176
 IDEC Pharmaceuticals Corporation (a) (b)...   170,450       11,749
 Immunex Corporation (a)....................   463,900       12,855
 Johnson & Johnson..........................   172,600       10,201
 King Pharmaceuticals, Inc. (a).............   310,700       13,090
 McKesson HBOC, Inc. .......................   129,450        4,841

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  50

     ALGER AGGRESSIVE GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
COMMON STOCKS (CONTINUED)
   PHARMACEUTICALS (CONTINUED)
 Pfizer Inc. ...............................   156,600     $  6,241
 Protein Design Labs, Inc. (a) (b)..........   107,600        3,529
   RADIO, TELEVISION, & COMPUTER STORES (1.87 %)

 Best Buy Co., Inc. (a).....................   171,650       12,784

   RESIDENTIAL BUILDING CONSTRUCTION (0.62 %)

 Lennar Corporation.........................    89,750        4,202

   RESTAURANTS (1.44 %)

 Brinker International, Inc. (a) (b)........   331,300        9,859

   RETAIL TRADE (3.44 %)

 Barnes & Noble, Inc. (a) (b)...............   259,500        7,681
 Michaels Stores, Inc. (a)..................   250,400        8,251
 Office Depot, Inc. (a).....................   216,100        4,006
 Toys "R" Us, Inc. (a)......................   169,200        3,509

   SECURITY & COMMODITY BROKERS (5.59 %)

 Merrill Lynch & Co., Inc. .................   385,000       20,066
 Morgan Stanley Dean Witter & Co. ..........   322,950       18,066

   VARIETY STORES (4.10 %)

 Family Dollar Stores, Inc. ................   106,300        3,187
 Wal-Mart Stores, Inc. .....................   430,500       24,774
                                                          ---------
 Total Common Stocks
 (cost: $ 612,172).....................................     643,981
                                                          ---------

                                              PRINCIPAL    MARKET
                                               AMOUNT       VALUE
                                              ---------   ---------
SHORT-TERM OBLIGATIONS (5.65 %)

 Investors Bank & Trust Company (c)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 38,567 on
   01/02/2002...............................  $  38,564    $ 38,564
                                                          ---------
 Total Short-Term Obligations
 (cost: $ 38,564)......................................      38,564
                                                          ---------
 Total Investment Securities
 (cost: $ 650,736).....................................   $ 682,545
                                                          =========


SUMMARY:

 Investments, at market value...............  100.03 %    $ 682,545
 Liabilities in excess of other assets......   (0.03)%         (190)
                                              ---------   ---------
 Net assets.................................  100.00 %    $ 682,355
                                              =========   =========

NOTES TO THE SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 89,625. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) At December 31, 2001, the collateral for the repurchase agreement is as follows:

                                                    MARKET VALUE
                    COLLATERAL                  AND ACCRUED INTEREST
                    ----------                  --------------------
     $ 14,896 Fannie Mae - Series 382393
      3.87 %, due 05/01/2007..................        $ 14,242
     $ 1,910 Freddie Mac Floating Rate Note -
      Series 1642 - Class FA
      3.09 % due 11/15/2023...................           1,610
     $ 25,000 Fannie Mae Floating Rate Note -
      Series 2001-50 - Class F
      2.43 % due, 04/25/2029..................          24,646

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  51

     ALGER AGGRESSIVE GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost.....................  $  650,736
                                                          ==========
 Investments in securities, at market value.............  $  682,545
 Cash...................................................          50
 Cash collateral for securities on loan.................      94,002
 Receivables:
   Securities sold......................................       8,270
   Interest.............................................           6
   Dividends............................................         183
   Other................................................         159
                                                          ----------
     Total assets.......................................     785,215
                                                          ----------
LIABILITIES:
 Securities purchased...................................       8,030
 Accounts payable and accrued liabilities:
   Investment advisory fees.............................         459
   Dividends to shareholders............................           0
   Deposits for securities on loan......................      94,002
   Other accrued liabilities............................         369
                                                          ----------
     Total liabilities..................................     102,860
                                                          ----------
       Net assets.......................................  $  682,355
                                                          ==========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized........................      75,000
                                                          ==========
 Capital stock ($ .01 par value)........................  $      418
 Additional paid-in capital.............................     865,153
 Accumulated net investment income (loss)...............           0
 Accumulated net realized gain (loss) on investment
   securities...........................................    (215,025)
 Net unrealized appreciation (depreciation) on
   investment securities................................      31,809
                                                          ----------
 Net assets applicable to outstanding shares of
   capital..............................................  $  682,355
                                                          ==========
 Shares outstanding.....................................      41,763
                                                          ==========
 Net asset value and offering price per share...........  $    16.34
                                                          ==========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...............................................  $    2,110
 Dividends..............................................       3,925
 Foreign tax withheld...................................         (31)
                                                          ----------
     Total investment income............................       6,004
                                                          ----------
EXPENSES:
 Investment advisory fees...............................       5,908
 Printing and shareholder reports.......................         752
 Custody fees...........................................         116
 Administrative service fees............................         205
 Legal fees.............................................          62
 Auditing fees..........................................          16
 Directors fees.........................................          38
 Registration fees......................................           0
 Other fees.............................................          46
                                                          ----------
     Total expenses.....................................       7,143
                                                          ----------
 Net investment income (loss)...........................      (1,139)
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities......    (199,977)
 Change in unrealized appreciation (depreciation) on
   investment securities................................      47,696
                                                          ----------
 Net gain (loss) on investment securities...............    (152,281)
                                                          ----------
     Net increase (decrease) in net assets resulting
       from operations..................................  $ (153,420)
                                                          ==========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  52

     ALGER AGGRESSIVE GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 2001         2000
                                                              ----------   -----------
OPERATIONS:
 Net investment income (loss)...............................  $   (1,139)  $    (3,583)
 Net realized gain (loss) on investment securities..........    (199,977)      108,555
 Change in unrealized appreciation (depreciation) on
   investment securities....................................      47,696      (520,535)
                                                              ----------   -----------
 Net increase (decrease) in net assets resulting from
   operations...............................................    (153,420)     (415,563)
                                                              ----------   -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................           0       (12,774)
 In excess of net investment income.........................           0        (3,843)
 Net realized gains.........................................           0      (114,000)
 In excess of net realized gains............................         (79)      (14,709)
                                                              ----------   -----------
   Total distributions......................................         (79)     (145,326)
                                                              ----------   -----------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     112,309       300,431
 Dividends and distributions reinvested.....................          79       145,326
 Cost of shares redeemed....................................    (184,230)      (94,683)
                                                              ----------   -----------
   Increase (decrease) in net assets from capital share
     transactions...........................................     (71,842)      351,074
                                                              ----------   -----------
 Net increase (decrease) in net assets......................    (225,341)     (209,815)
NET ASSETS:
 Beginning of year..........................................     907,696     1,117,511
                                                              ----------   -----------
 End of year................................................  $  682,355   $   907,696
                                                              ==========   ===========
 Accumulated net investment income..........................  $        0   $         0
                                                              ==========   ===========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                      DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                 2001         2000         1999         1998        1997
                                                              ----------   ----------   -----------   ---------   ---------
Net asset value, beginning of year..........................  $    19.56   $    33.28   $     22.44   $   16.04   $   14.18
                                                              ----------   ----------   -----------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................       (0.03)       (0.09)        (0.15)      (0.04)      (0.01)
   Net realized and unrealized gain (loss) on investments...       (3.19)      (10.03)        14.95        7.68        3.44
                                                              ----------   ----------   -----------   ---------   ---------
     Net income (loss) from operations......................       (3.22)      (10.12)        14.80        7.64        3.43
                                                              ----------   ----------   -----------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................        0.00        (0.32)        (0.16)       0.00        0.00
   Dividends in excess of net investment income.............        0.00        (0.10)        (1.38)      (0.05)      (0.42)
   Distributions from net realized gains on investments.....        0.00        (2.82)        (2.42)      (1.19)      (1.15)
   Distributions in excess of net realized gains on
     investments............................................        0.00        (0.36)         0.00        0.00        0.00
                                                              ----------   ----------   -----------   ---------   ---------
     Total distributions....................................        0.00        (3.60)        (3.96)      (1.24)      (1.57)
                                                              ----------   ----------   -----------   ---------   ---------
Net asset value, end of year................................  $    16.34   $    19.56   $     33.28   $   22.44   $   16.04
                                                              ==========   ==========   ===========   =========   =========
Total return................................................    (16.45)%     (31.33)%       69.02 %     48.69 %     24.25 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $  682,355   $  907,696   $ 1,117,511   $ 574,164   $ 336,166
   Ratio of expenses to average net assets..................      0.97 %       0.86 %        0.89 %      0.91 %      0.96 %
   Ratio of net investment income (loss) to average net
     assets.................................................     (0.15)%      (0.31)%       (0.56)%     (0.21)%     (0.06)%
   Portfolio turnover rate..................................    104.17 %     122.70 %      101.71 %    117.44 %    136.18 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  53

     ALGER AGGRESSIVE GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alger Aggressive Growth (the "portfolio", formerly known as WRL Alger Aggressive Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 80 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $ (1,139), and accumulated net investment income (loss) for $ 1,139 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.


                   AEGON/Transamerica Series Fund, Inc.  54

     ALGER AGGRESSIVE GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund portfolio expenses.

G. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Fred Alger Management, Inc. ("Alger") to provide investment services to the portfolio and compensates Alger as described in the Fund's Statement of Additional Information.

Alger may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Alger. The Fund has been informed that brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Alger during the year ended December 31, 2001, in the amount of $ 1,364.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 28. Invested plan amounts and the total liability for deferred compensation to the Directors under the


                   AEGON/Transamerica Series Fund, Inc.  55

     ALGER AGGRESSIVE GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

Plan at December 31, 2001 are included in Net assets in the accompanying Statements of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government........  $ 713,893
  U.S. Government securities.................          0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government........    737,580
  U.S. Government securities.................          0

NOTE 4-- SHARE TRANSACTIONS
Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                         ----------------
                                          2001      2000
                                         -------   ------
Shares issued..........................    6,721    9,465
Shares issued - reinvestment of
  dividends and distributions..........        5    6,678
Shares redeemed........................  (11,381)  (3,309)
                                         -------   ------
Net increase (decrease) in shares
  outstanding..........................   (4,655)  12,834
                                         =======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

   NET CAPITAL LOSS
     CARRYFORWARD         AVAILABLE THROUGH
   ----------------       -----------------
      $ 212,950           December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 652,810
                                                =========
Unrealized appreciation.......................  $  65,109
Unrealized (depreciation).....................    (35,374)
                                                ---------
Net unrealized appreciation (depreciation)....  $  29,735
                                                =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less fees paid indirectly.


                   AEGON/Transamerica Series Fund, Inc.  56

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Alger Aggressive Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alger Aggressive Growth (previously WRL Alger Aggressive Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  57

THIRD AVENUE VALUE

....seeks long-term capital appreciation.

MARKET ENVIRONMENT

For long-term fundamental investors like Third Avenue Value, the general market is relatively unimportant. In the long run, the performance of the portfolio will be driven by the merits of the investments not by general market considerations.

PERFORMANCE

For the year ended December 31, 2001, Third Avenue Value returned 6.17 %. By comparison, its benchmark, the Standard and Poor's 500 Composite Stock Index returned (11.89)% and the Russell 2000 Value Index returned 14.03 % for the same period. Performance benefited from market appreciation in selected technology, financial services and real estate issues, offset by volatility in Japanese blue chip companies and a difficult overall environment for equities. Japan continues to struggle under the burden of bad loans held by the banks, and massive sales of common stocks held in cross-shareholding relationships further depressed the Japanese stock market.

STRATEGY REVIEW

In keeping with our investment mantra of buying "what is safe and cheap," common stocks acquired during the year were all issues of companies that are extremely well capitalized. The companies involved were of two types: earnings companies, i.e., either strict going concerns; or wealth-creation companies, i.e., businesses seeking to increase underlying intrinsic values by means other than having operating - and therefore taxable - earnings. These other methods of wealth creation activities include having realized, or unrealized, appreciation; benefits from refinancing and other access to capital markets; and benefits from asset re-deployments such as mergers, spin-offs or liquidations.

The pricing criteria we used in acquiring the common stocks of the earnings companies revolved around the fact that these issues were priced at under 10 times peak earnings. Third Avenue Value acquired only those issues where we believed that prospects were pretty good that the next peak, whenever that might occur, would be better than the last peak. Common stocks that met this standard included passive component manufacturers AVX Corporation, KEMET Corporation and Vishay Intertechnology, Inc.; semiconductor equipment suppliers Credence
Systems Corporation and Electro Scientific Industries, Inc.; and land driller Nabors Industries, Inc.

The pricing criteria we used in acquiring the common stocks of wealth-creation companies was based on our assessment that these issues seemed to be available at discounts of at least 20 to 40 % from readily estimable net asset values. In addition, we believe there are reasonably good prospects for regular increases in net asset value over the long term. Common stocks that met this standard included life insurers MONY Group Inc. (The) and Phoenix Companies, Inc. (The); diversified holding company Brascan Corporation - Class A; real estate operating companies Catellus Development Corporation and Forest City Enterprises, Inc. - Class A; and asset manager Legg Mason, Inc.

Resource conversion activities among some of our holdings take the form of mergers and acquisitions, contests for control, leveraged buyouts, restructuring troubled companies, spin-offs, liquidations, massive securities repurchases, and acquiring securities in bulk through cash tender offers or exchange offers. Within the Third Avenue Value portfolio, it appears that in almost every quarter, at least one of the common stocks held was subject to a takeover bid of some sort by control investors. During the fourth quarter of 2001, one of our larger holdings, Liberty Financial Companies, Inc., completed the sale of its asset management and annuity businesses and completed a going private transaction in which shareholders received cash. Arch Capital Group Inc. raised $ 763 million to capitalize on recent opportunities in the insurance market.

OUTLOOK

We believe the quality of the Third Avenue Value portfolio continues to be solid and that the common stocks held in the portfolio appear priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth in the portfolio. Looking forward to 2002, we continue to focus on finding additional investment opportunities that meet our "safe and cheap" criteria for achieving long-term growth. Continued resource conversion activity among the portfolio's holdings is also likely.


/s/ MARTIN J. WHITMAN                               /s/ YANG LIE
---------------------                               ------------
MARTIN J. WHITMAN                                     YANG LIE

                               Third Avenue Value
                               Portfolio Managers

The views expressed in this commentary on Third Avenue Value reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  58

THIRD AVENUE VALUE

For long-term fundamental investors like Third Avenue Value, the general market is relatively unimportant.

                                                      [THIRD AVENUE FUNDS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Third Avenue Value and the Standard and Poor's 500 Composite Stock Index.

[_] Third Avenue Value                $ 15,505

[_] S&P 500                           $ 12,465

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
   1 Year          5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
   6.17 %            N/A               N/A                 11.61 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                          Portfolio       S&P Index
             Inception 1/2/98              $10,000        $10,000
             Period Ended 12/31/98         $ 9,316        $12,858
             FYE 12/31/99                  $10,780        $15,563
             FYE 12/31/00                  $14,604        $14,147
             FYE 12/31/01                  $15,505        $12,465

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Arch Capital Group Inc.                              4.49%
Electro Scientific Industries, Inc.                  4.32%
KEMET Corporation                                    3.88%
AVX Corporation                                      3.35%
Forest City Enterprises, Inc. - Class A              3.33%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Insurance                                           16.94%
Electronic Components & Accessories                 10.98%
Industrial Machinery & Equipment                     8.19%
Electronic & Other Electric Equipment                7.05%
Holding & Other Investment Offices                   5.44%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

SMALL CAPITALIZATION: Smallest 80 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.


                   AEGON/Transamerica Series Fund, Inc.  59

     THIRD AVENUE VALUE

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF     MARKET
                                                SHARES       VALUE
                                              ----------   ---------
CONVERTIBLE PREFERRED STOCKS (0.47 %)

   HOTELS & OTHER LODGING PLACES (0.47 %)

 Lodgian Capital Trust I..................       90,000    $     776
                                                           ---------
 Total Convertible Preferred Stocks
 (cost: $ 946).........................................          776
                                                           ---------
COMMON STOCKS (78.32 %)

   AGRICULTURE (2.00 %)

 Tejon Ranch Co. (a)........................    137,305        3,283

   AUTOMOTIVE (2.38 %)

 Toyota Industries Corporation (b)..........    267,000        3,896

   COMPUTER & DATA PROCESSING SERVICES (0.02 %)

 Clarent Corporation (a) (d)................      8,941           33

   COMPUTER & OFFICE EQUIPMENT (0.40 %)

 NCR Corporation (a)........................     17,600          649

   CONSTRUCTION (0.05 %)

 Avatar Holdings Inc. (a)...................      3,500           82

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (7.05 %)

 American Power Conversion Corporation
   (a)......................................    251,700        3,640
 Electro Scientific Industries, Inc. (a)....    235,800        7,076
 Energizer Holdings, Inc. (a)...............     43,900          836

   ELECTRONIC COMPONENTS & ACCESSORIES (10.98 %)

 AVX Corporation (b)........................    232,600        5,487
 Bel Fuse Inc. - Class A (a)................     11,900          285
 Bel Fuse Inc. - Class B....................     39,400          987
 KEMET Corporation (a) (b)..................    358,000        6,355
 Vishay Intertechnology, Inc. (a)...........    250,000        4,875

   HEALTH SERVICES (0.07 %)

 Prime Medical Services, Inc. (a)...........     23,000          111

   HOLDING & OTHER INVESTMENT OFFICES (5.44 %)

 Capital Southwest Corporation..............     19,741        1,303
 Hutchison Whampoa Limited..................    250,000        2,413
 Investor AB - Class A......................    180,000        1,955
 Koger Equity, Inc. ........................    199,000        3,244

   INDUSTRIAL MACHINERY & EQUIPMENT (8.19 %)

 Alamo Group Inc. ..........................     92,900        1,324
 Applied Materials, Inc. (a)................     20,000          802
 ASM Lithography Holding NV - NY Registered
   Shares (a)...............................     92,720        1,581
 Brooks Automation, Inc. (a) (b)............     25,000        1,017
 Electroglas, Inc. (a)......................    266,500        3,936
 FSI International, Inc. (a)................    262,400        2,419

                                              NUMBER OF     MARKET
                                                SHARES       VALUE
                                              ----------   ---------
COMMON STOCKS (CONTINUED)

   INDUSTRIAL MACHINERY & EQUIPMENT (CONTINUED)

 Lindsay Manufacturing Co. .................    113,900    $   2,204
 SpeedFam-IPEC, Inc. (a)....................     45,300          135

   INSTRUMENTS & RELATED PRODUCTS (3.36 %)

 Analogic Corporation.......................     31,100        1,198
 Credence Systems Corporation (a) (b).......    161,200        2,993
 CyberOptics Corporation (a)................     99,000        1,312

   INSURANCE (16.94 %)

 Aioi Insurance Company, Limited............    761,400        1,251
 Arch Capital Group Inc. (a)................    285,900        7,362
 First American Corporation (The) (b).......     97,600        1,829
 Leucadia National Corporation..............     17,900          517
 MBIA, Inc. ................................     47,500        2,547
 Mitsui Marine & Fire Insurance Co.,
   Ltd. ....................................    307,000        1,443
 Phoenix Companies, Inc. (The) (a)..........    150,000        2,775
 Radian Group, Inc. ........................     57,464        2,468
 Stewart Information Services Corporation
   (a)......................................    112,900        2,230
 Tokio Marine & Fire Insurance Company,
   Limited (The) - ADR (b)..................    116,000        4,246
 Trenwick Group Ltd. .......................    105,600        1,074

   LIFE INSURANCE (2.82 %)

 MONY Group Inc. (The)......................    133,800        4,625

   METAL MINING (1.66 %)

 Brascan Corporation - Class A..............    151,000        2,727

   OIL & GAS EXTRACTION (2.65 %)

 Nabors Industries, Inc. (a) (b)............    126,500        4,343

   PAPER & ALLIED PRODUCTS (1.31 %)

 St. Joe Company (The)......................     77,400        2,148

   RAILROADS (0.26 %)

 Florida East Coast Industries, Inc. .......     20,429          427

   REAL ESTATE (5.01 %)

 Catellus Development Corporation (a).......    149,500        2,751
 Forest City Enterprises, Inc. - Class A....    140,850        5,451
 HomeFed Corporation (a)....................     14,182           13

   RESEARCH & TESTING SERVICES (1.53 %)

 PAREXEL International Corporation (a)......    147,300        2,114
 Pharmaceutical Product
   Development, Inc. (a)....................     12,400          401

   SECURITY & COMMODITY BROKERS (3.39 %)

 Legg Mason, Inc. ..........................     71,200        3,559
 SWS Group, Inc. (b)........................     78,700        2,003

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  60

     THIRD AVENUE VALUE

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF     MARKET
                                                SHARES       VALUE
                                              ----------   ---------
COMMON STOCKS (CONTINUED)

   STONE, CLAY & GLASS PRODUCTS (0.06 %)

 USG Corporation (b).......................     18,500     $     106

   TRANSPORTATION EQUIPMENT (2.13 %)

 Trinity Industries, Inc. (b)..............    128,800         3,499

   WATER TRANSPORTATION (0.62 %)

 Alexander & Baldwin, Inc..................     38,100         1,017
                                                           ---------
 Total Common Stocks
 (cost: $ 117,934)......................................     128,357
                                                           ---------
                                              PRINCIPAL     MARKET
                                                AMOUNT       VALUE
                                              ----------   ---------
SHORT-TERM OBLIGATIONS (20.77 %)

 Investors Bank & Trust Company (c) 1.40 %,
   Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $34,038 on
   01/02/2002...............................  $   34,035   $  34,035
                                                           ---------
 Total Short-Term Obligations
 (cost: $ 34,035).......................................      34,035
                                                           ---------
 Total Investment Securities
 (cost: $ 152,915)......................................   $ 163,168
                                                           =========

SUMMARY:

Investments, at market value................    99.56 %    $ 163,168
Other assets in excess of liabilities.......     0.44 %          727
                                              ----------   ---------
Net assets..................................   100.00 %    $ 163,895
                                              ==========   =========
                                                            MARKET
                                              PERCENTAGE     VALUE
                                              ----------   ---------
INVESTMENTS BY COUNTRY:

 Hong Kong..................................     1.48 %    $   2,413
 Japan......................................     4.04 %        6,590
 Sweden.....................................     1.20 %        1,955
 United States..............................    93.28 %      152,210
                                              ----------   ---------
 Investments, at market value...............   100.00 %    $ 163,168
                                              ==========   =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1E). The market value at December 31, 2001 of all securities on loan is $ 19,683. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) At December 31, 2001, the collateral for the repurchase agreement is as follows:

                                                   MARKET VALUE
                    COLLATERAL                 AND ACCRUED INTEREST
                    ----------                 --------------------
     $ 23,100 Fannie Mae ARM - 368886
      7.00 %, due 07/01/2025.................        $  2,340
     $ 10,960 Fannie Mae ARM - 572470
      7.17 %, due 06/01/2030.................           9,488
     $ 24,840 Freddie Mac Floating Rate
      Note - Series 2295 - Class F
      2.35 %, due 03/15/2031.................          23,910

(d) Security valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS:

ADR  American Depositary Receipt
ARM  Adjustable Rate Mortgage

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  61

     THIRD AVENUE VALUE

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost.....................  $ 152,915
                                                          =========
 Investments in securities, at market value.............  $ 163,168
 Cash...................................................         50
 Cash collateral for securities on loan.................     20,779
 Receivables:
   Securities sold......................................        355
   Interest.............................................          2
   Dividends............................................        459
   Foreign currency contracts...........................          0
   Other................................................         40
                                                          ---------
     Total assets.......................................    184,853
                                                          ---------
LIABILITIES:
 Securities purchased...................................          0
 Accounts payable and accrued liabilities:
   Investment advisory fees.............................        108
   Dividends to shareholders............................          0
   Deposits for securities on loan......................     20,779
   Foreign currency contracts...........................          0
   Other accrued liabilities............................         71
                                                          ---------
     Total liabilities..................................     20,958
                                                          ---------
       Net assets.......................................  $ 163,895
                                                          =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized........................     50,000
                                                          =========
 Capital stock ($ .01 par value)........................  $     113
 Additional paid-in capital.............................    147,543
 Accumulated net investment income (loss)...............      3,519
 Accumulated net realized gain (loss) on investment
   securities and foreign currency transactions.........      2,468
 Net unrealized appreciation (depreciation) on:
   Investment securities................................     10,253
   Foreign currency transactions........................         (1)
                                                          ---------
 Net assets applicable to outstanding shares of
   capital..............................................  $ 163,895
                                                          =========
 Shares outstanding.....................................     11,290
                                                          =========
 Net asset value and offering price per share...........  $   14.52
                                                          =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest..................................................  $ 1,010
 Dividends.................................................    1,251
 Foreign tax withheld......................................      (23)
                                                             -------
     Total investment income...............................    2,238
                                                             -------
EXPENSES:
 Investment advisory fees..................................    1,063
 Printing and shareholder reports..........................       73
 Custody fees..............................................       43
 Administrative service fees...............................       18
 Legal fees................................................        6
 Auditing fees.............................................       10
 Directors fees............................................        4
 Registration fees.........................................        0
 Other fees................................................        5
                                                             -------
     Total expenses........................................    1,222
                                                             -------
 Net investment income (loss)..............................    1,016
                                                             -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities...................................    4,973
   Foreign currency transactions...........................       (1)
                                                             -------
     Total net realized gain (loss)........................    4,972
                                                             -------
 Change in unrealized appreciation (depreciation) on:
   Investment securities...................................       28
   Foreign currency transactions...........................       (1)
                                                             -------
     Total change in unrealized appreciation
       (depreciation)......................................       27
                                                             -------
 Net gain (loss) on investment securities and foreign
   currency transactions...................................    4,999
                                                             -------
     Net increase (decrease) in net assets resulting from
       operations..........................................  $ 6,015
                                                             =======

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  62

     THIRD AVENUE VALUE

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              --------------------
                                                                2001        2000
                                                              ---------   --------
OPERATIONS:
 Net investment income (loss)...............................  $   1,016   $    805
 Net realized gain (loss) on investment securities and
   foreign currency transactions............................      4,972      2,769
 Change in unrealized appreciation (depreciation) on
   investment securities and foreign currency
   transactions.............................................         27      8,846
                                                              ---------   --------
 Net increase (decrease) in net assets resulting from
   operations...............................................      6,015     12,420
                                                              ---------   --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (156)      (771)
 In excess of net investment income.........................          0          0
 Net realized gains.........................................       (228)    (2,000)
 In excess of net realized gains............................          0          0
                                                              ---------   --------
   Total distributions......................................       (384)    (2,771)
                                                              ---------   --------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     96,962     85,047
 Dividends and distributions reinvested.....................        384      2,771
 Cost of shares redeemed....................................    (31,824)   (23,942)
                                                              ---------   --------
   Increase (decrease) in net assets from capital share
     transactions...........................................     65,522     63,876
                                                              ---------   --------
 Net increase (decrease) in net assets......................     71,153     73,525
NET ASSETS:
 Beginning of year..........................................     92,742     19,217
                                                              ---------   --------
 End of year................................................  $ 163,895   $ 92,742
                                                              =========   ========
 Accumulated net investment income..........................  $   3,519   $    155
                                                              =========   ========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                               DECEMBER 31,
                                                              ----------------------------------------------
                                                                2001        2000        1999       1998(1)
                                                              ---------   ---------   ---------   ----------
Net asset value, beginning of year..........................  $   13.71   $   10.45   $    9.29   $    10.00
                                                              ---------   ---------   ---------   ----------
 Income from operations:
   Net investment income (loss).............................       0.11        0.20        0.16         0.06
   Net realized and unrealized gain (loss) on investments...       0.73        3.50        1.28        (0.74)
                                                              ---------   ---------   ---------   ----------
     Net income (loss) from operations......................       0.84        3.70        1.44        (0.68)
                                                              ---------   ---------   ---------   ----------
 Distributions:
   Dividends from net investment income.....................      (0.01)      (0.12)      (0.28)       (0.03)
   Dividends in excess of net investment income.............       0.00        0.00        0.00         0.00
   Distributions from net realized gains on investments.....      (0.02)      (0.32)       0.00         0.00
   Distributions in excess of net realized gains on
     investments............................................       0.00        0.00        0.00         0.00
                                                              ---------   ---------   ---------   ----------
     Total distributions....................................      (0.03)      (0.44)      (0.28)       (0.03)
                                                              ---------   ---------   ---------   ----------
Net asset value, end of year................................  $   14.52   $   13.71   $   10.45   $     9.29
                                                              =========   =========   =========   ==========
Total return................................................     6.17 %     35.47 %     15.72 %      (6.84)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 163,895   $  92,742   $  19,217   $   18,206
   Ratio of total expenses to average net assets............     0.92 %      0.92 %      1.06 %       1.13 %
   Ratio of net expenses to average net assets..............     0.92 %      0.92 %      1.00 %       1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................     0.76 %      1.56 %      1.76 %       0.63 %
   Portfolio turnover rate..................................    18.13 %     24.05 %      9.56 %       4.35 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  63

     THIRD AVENUE VALUE

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Third Avenue Value (the "portfolio", formerly known as WRL Third Avenue Value) a portfolio within the AEGON/ Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame. The inception date of the portfolio was January 2, 1998.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2001.

E. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 50 is included in interest income.


                   AEGON/Transamerica Series Fund, Inc.  64

     THIRD AVENUE VALUE

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

F. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ 2,504 and Accumulated net realized gain (loss) for $ (2,504) are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

G. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

H. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

I. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with EQSF Advisers, Inc. ("EQSF") to provide investment services to the portfolio and compensates EQSF as described in the Fund's Statement of Additional Information.


                   AEGON/Transamerica Series Fund, Inc.  65

     THIRD AVENUE VALUE

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

EQSF may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or EQSF. The Fund has been informed that brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or EQSF during the year ended December 31, 2001, in the amount of $ 170.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.
D. PLAN OF DISTRIBUTION
Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund.

These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 83,103
  U.S. Government securities..................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    18,745
  U.S. Government securities..................         0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................   6,920    6,608
Shares issued - reinvestment of
  dividends and distributions...........      27      204
Shares redeemed.........................  (2,422)  (1,885)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................   4,525    4,927
                                          ======   ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................  $ 152,915
                                               =========
Unrealized appreciation......................  $  18,083
Unrealized (depreciation)....................     (7,830)
                                               ---------
Net unrealized appreciation (depreciation)...  $  10,253
                                               =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

                    AEGON/Transamerica Series Fund, Inc. 66

     THIRD AVENUE VALUE

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 6--(CONTINUED)

For the years ended December 31, 2001, 2000 and 1999, ratios of net expenses to average net assets are calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.


                    AEGON/Transamerica Series Fund, Inc. 67

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Third Avenue Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value (previously WRL Third Avenue Value) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                    AEGON/Transamerica Series Fund, Inc. 68

VALUE LINE AGGRESSIVE GROWTH

....seeks to realize capital growth.

MARKET ENVIRONMENT

2001 saw a continuation of the negative equity environment that got rolling in the third quarter of 2000. Several factors contributed to this long slide, including a drastic slowdown in corporate capital expenditures, a pickup in layoffs and the overall rate of unemployment, and the collapse of profitability across the business spectrum. All of this folded into the current recession, which began in March. The climax, of course, occurred with the terrorist attacks on September 11th, when the future of several economic sectors (including the transportation, leisure, insurance and financial industries) was thrown into question. Since late September, the market has been discounting an acceleration in economic activity, given the aggressive easy-money policy engineered by the Federal Reserve Board ("Fed") over the course of 2001, and the stock market has performed quite nicely since then.

PERFORMANCE

Given the challenging equity-market platform we faced last year, we're gratified that Value Line Aggressive Growth outperformed its benchmark. For the year ended December 31, 2001, Value Line Aggressive Growth returned (10.41)%, while the Standard and Poor's 500 Composite Index returned (11.89)%.

STRATEGY REVIEW

Value Line Aggressive Growth's investment philosophy during 2001 did not waver from the guidelines we have followed over decades of institutional money management: We buy stocks that rank highly within the Value Line Timeliness Ranking System ("Timeliness Ranking System"), and we sell those stocks that drop in rank because of price or earnings deterioration. This discipline resulted in a few notable factors during 2001. First, while the Timeliness Ranking System has an estimable 36-year track record, last year was one of the few periods when it performed out of phase, with the lower-ranked stocks beating those ranked 1 or 2. This was largely a function of the markets favoring "value" stocks, rather than the "growth" names that the Timeliness Ranking System excels at identifying. The problem was compounded by the fact that small-capitalization stocks were in favor during 2001, while the Value Line Aggressive Growth portfolio is a large-cap vehicle by design.

A second result of our discipline had to do with the composition of the portfolio. As a growth portfolio, we typically steer toward stocks with expanding sales and earnings, and usually a hefty portion of our holdings is in the information technology arena. Starting in 2000 and continuing throughout 2001, that didn't work, as one technology company after another reported disappointing results. During the year, we reduced our technology exposure from more than 30 % of assets to less than 18 %, vastly altering the complex- ion of the portfolio. In place of the tech stocks, we have bolstered our exposure to retail, financial and health-care equities, and we're confident that they'll perform well going forward.

OUTLOOK

Strategists at Value Line Aggressive Growth are convinced that 2002 will be a good year for stocks. By "good," we're looking for market returns in the historical range of 10 % to 15 %, much better than the losses suffered in the past two years, but short of the 30 % and 40 % gains we enjoyed in the late 1990s. The basis for our optimism, simply, is that the Fed has piloted monetary policy in exactly the right direction, with the eleven interest rate cuts of 2001 slowly trickling into the economic gears and forming a basis for GDP growth in the second or third quarters. Importantly, inflationary pressures in the economy remain benign. Against this back-drop, we expect growth stocks, with visible potential for rising sales and profits, to return to investors' horizons.


/s/ ALAN N. HOFFMAN
-------------------
ALAN N. HOFFMAN
Value Line Aggressive Growth
Portfolio Manager

The views expressed in this commentary on Value Line Aggressive Growth reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc. 69

VALUE LINE AGGRESSIVE GROWTH

Strategists at Value Line Aggressive Growth are convinced that 2002 will be a good year for stocks.

                                                               [VALUE LINE LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Value Line Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.


[_] Value Line Aggressive Growth      $ 8,090

[_] S&P 500                           $ 8,072

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
   1 Year          5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
 (10.41)%            N/A               N/A               (11.93)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                          Portfolio      S&P Index
             Inception 5/1/00              $10,000        $10,000
             Period Ended 12/31/00         $ 9,030        $ 9,161
             FYE 12/31/01                  $ 8,090        $ 8,072

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Harley-Davidson, Inc.                             4.06%
Fifth Third Bancorp                               3.09%
Kohl's Corporation                                3.00%
Citigroup Inc.                                    2.68%
Omnicom Group, Inc.                               2.66%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services               9.73%
Commercial Banks                                  9.19%
Pharmaceuticals                                   8.81%
Insurance                                         4.70%
Automotive                                        4.06%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

There are risks associated with the use of the Value Line ranking systems ("systems"). The stocks selected using the systems may not perform as well as their ranking within the system may suggest.


                    AEGON/Transamerica Series Fund, Inc. 70

     VALUE LINE AGGRESSIVE GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (89.83 %)
   APPAREL & ACCESSORY STORES (3.30 %)

 Abercrombie & Fitch Co. - Class A (a).......     3,200    $   85
 American Eagle Outfitters, Inc. (a).........     3,000        79
 AnnTaylor, Inc. (a).........................     2,600        91

   AUTOMOTIVE (4.06 %)

 Harley-Davidson, Inc. ......................     5,800       314

   BEVERAGES (0.50 %)

 PepsiCo, Inc. ..............................       800        39

   BUSINESS SERVICES (2.66 %)

 Omnicom Group, Inc..........................     2,300       206

   CHEMICALS & ALLIED PRODUCTS (1.97 %)

 Colgate-Palmolive Company...................     1,200        69
 International Flavors & Fragrances Inc......     2,800        83

   COMMERCIAL BANKS (9.19 %)

 BB&T Corporation............................     1,400        51
 Citigroup Inc...............................     4,100       207
 Fifth Third Bancorp.........................     3,900       239
 State Street Corporation....................     1,800        94
 U.S. Bancorp................................     2,500        52
 Zions Bancorporation........................     1,300        68

   COMMUNICATIONS EQUIPMENT (1.05 %)

 QUALCOMM Incorporated (a)...................     1,600        81

   COMPUTER & DATA PROCESSING SERVICES (9.73 %)

 Adobe Systems Incorporated..................     2,000        62
 AOL Time Warner Inc. (a)....................     5,000       161
 Fiserv, Inc. (a)............................     2,850       121
 Microsoft Corporation (a)...................     2,300       152
 Network Associates, Inc. (a)................     4,000       103
 Oracle Corporation (a)......................     4,800        66
 PeopleSoft, Inc. (a)........................     2,200        88

   COMPUTER & OFFICE EQUIPMENT (1.57 %)

 International Business Machines
   Corporation...............................     1,000       121

   CONSTRUCTION (0.83 %)

 KB Home.....................................     1,600        64

   DEPARTMENT STORES (3.00 %)

 Kohl's Corporation (a)......................     3,300       232

   EDUCATIONAL SERVICES (0.84 %)

 Education Management Corporation (a)........     1,800        65

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (CONTINUED)

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.81 %)

 General Electric Company....................     3,500    $  140

   ELECTRONIC COMPONENTS & ACCESSORIES (2.46 %)

 Flextronics International Ltd. (a)..........     2,300        55
 Tyco International Ltd......................     2,300       135

   FOOD STORES (1.02 %)

 Safeway Inc. (a)............................     1,900        79

   FURNITURE & HOME FURNISHINGS STORES (1.32 %)

 Bed Bath & Beyond Inc. (a)..................     3,000       102

   GAS PRODUCTION & DISTRIBUTION (1.15 %)

 El Paso Corporation.........................     2,000        89

   HEALTH SERVICES (3.84 %)

 HCA Inc.....................................     3,200       123
 Laboratory Corporation of America
   Holdings (a)..............................     1,000        81
 Tenet Healthcare Corporation (a)............     1,000        59
 Universal Health Services, Inc. - Class B
   (a).......................................       800        34

   INSTRUMENTS & RELATED PRODUCTS (0.88 %)

 Raytheon Company............................     2,100        68

   INSURANCE (4.70 %)

 American International Group, Inc. .........     2,300       183
 MGIC Investment Corporation.................     1,600        99
 Oxford Health Plans, Inc. (a)...............     1,200        36
 UnumProvident Corporation...................     1,700        45

   INSURANCE AGENTS, BROKERS & SERVICE (0.82 %)

 Hartford Financial Services
   Group, Inc. (The).........................     1,000        63

   LUMBER & OTHER BUILDING MATERIALS (3.04 %)

 Home Depot, Inc. (The)......................     1,500        77
 Lowe's Companies, Inc.......................     3,400       158

   MANAGEMENT SERVICES (0.45 %)

 Paychex, Inc. ..............................     1,000        35

   MANUFACTURING INDUSTRIES (0.56 %)

 Mattel, Inc.................................     2,500        43

   MEDICAL INSTRUMENTS & SUPPLIES (3.73 %)

 Biomet, Incorporated........................     3,000        93
 Medtronic, Inc. ............................     3,800       195

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc. 71

     VALUE LINE AGGRESSIVE GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
 COMMON STOCKS (CONTINUED)

   OIL & GAS EXTRACTION (0.82 %)

 BJ Services Company (a).....................     1,200    $   39
 Noble Drilling Corporation (a)..............       700        24

   PERSONAL CREDIT INSTITUTIONS (1.67 %)

 Capital One Financial Corporation...........     1,000        54
 Household International, Inc................     1,300        75

   PHARMACEUTICALS (8.81 %)

 Amgen Inc. (a)..............................     1,300        73
 Biogen, Inc. (a)............................       800        46
 Biovail Corporation (a).....................     1,200        68
 Cardinal Health, Inc. ......................     1,050        68
 Genzyme Corporation - General Division (a)..     1,200        72
 Immunex Corporation (a).....................     2,000        55
 Johnson & Johnson...........................     2,400       142
 Medimmune, Inc. (a).........................     1,400        65
 Pfizer Inc..................................     2,300        92

   PRIMARY METAL INDUSTRIES (0.32 %)

 Alcoa Inc...................................       700        25

   RADIO, TELEVISION, & COMPUTER STORES (1.06 %)

 Best Buy Co., Inc. (a)......................     1,100        82

   RESTAURANTS (0.82 %)

 Cheesecake Factory
   Incorporated (The) (a)....................     1,800        63

   SAVINGS INSTITUTIONS (0.50 %)

 Washington Mutual, Inc......................     1,200        39

   SECURITY & COMMODITY BROKERS (0.87 %)

 Lehman Brothers Holdings Inc................     1,000        67

   STONE, CLAY & GLASS PRODUCTS (1.20 %)

 Dal-Tile International Inc. (a).............     4,000        93

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (CONTINUED)

   TELECOMMUNICATIONS (0.47 %)

 Telephone and Data Systems, Inc.............       400    $   36

   TOBACCO PRODUCTS (0.94 %)

 Philip Morris Companies Inc. ...............     1,600        73

   TRANSPORTATION EQUIPMENT (1.03 %)

 General Dynamics Corporation................     1,000        80

   U.S. GOVERNMENT AGENCIES (1.88 %)

 Fannie Mae..................................     1,000        80
 Freddie Mac.................................     1,000        65

   VARIETY STORES (3.05 %)

 Costco Wholesale Corporation (a)............     1,400        62
 Target Corporation..........................     2,400        99
 Wal-Mart Stores, Inc........................     1,300        75

   WHOLESALE TRADE DURABLE GOODS (0.91 %)

 Fisher Scientific International Inc. (a)....     2,400        70

   WHOLESALE TRADE NONDURABLE GOODS (1.00 %)

 SUPERVALU INC. .............................     3,500        77
                                                           ------
 Total Common Stocks
 (cost: $ 6,740)........................................    6,944
                                                           ------
 Total Investment Securities
 (cost: $ 6,740)........................................   $6,944
                                                           ======

SUMMARY:

 Investments, at market value................   89.83 %    $6,944
 Other assets in excess of liabilities.......   10.17 %       786
                                               --------    ------
 Net assets..................................  100.00 %    $7,730
                                               ========    ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc. 72

     VALUE LINE AGGRESSIVE GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $  6,740
                                                           ========
 Investments in securities, at market value..............  $  6,944
 Cash....................................................       750
 Receivables:
   Securities sold.......................................        36
   Interest..............................................         1
   Dividends.............................................         6
   Other.................................................         0
                                                           --------
     Total assets........................................     7,737
                                                           --------
LIABILITIES:
 Securities purchased....................................         0
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         6
   Dividends to shareholders.............................         0
   Other accrued liabilities.............................         1
                                                           --------
       Total liabilities.................................         7
                                                           --------
       Net assets........................................  $  7,730
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     10
 Additional paid-in capital..............................     9,311
 Accumulated net investment income (loss)................         0
 Accumulated net realized gain (loss) on investment
   securities............................................    (1,795)
 Net unrealized appreciation (depreciation) on investment
   securities............................................       204
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $  7,730
                                                           ========
 Shares outstanding......................................       956
                                                           ========
 Net asset value and offering price per share............  $   8.09
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $     15
 Dividends...............................................        34
                                                           --------
     Total investment income.............................        49
                                                           --------
EXPENSES:
 Investment advisory fees................................        51
 Printing and shareholder reports........................         6
 Custody fees............................................        32
 Administrative service fees.............................         2
 Legal fees..............................................         0
 Auditing fees...........................................         7
 Directors fees..........................................         0
 Registration fees.......................................         0
 Other fees..............................................         0
                                                           --------
     Total expenses......................................        98
LESS:
 Advisory fee waiver and expense reimbursement...........        35
                                                           --------
     Net expenses........................................        63
                                                           --------
 Net investment income (loss)............................       (14)
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......    (1,444)
 Change in unrealized appreciation (depreciation) on
   investment securities.................................       858
                                                           --------
 Net gain (loss) on investment securities................      (586)
                                                           --------
     Net increase (decrease) in net assets resulting from
       operations........................................  $   (600)
                                                           ========

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc. 73

     VALUE LINE AGGRESSIVE GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001        2000(1)
                                                              ----------    ---------
OPERATIONS:
 Net investment income (loss)...............................  $      (14)   $       0
 Net realized gain (loss) on investment securities..........      (1,444)        (351)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................         858         (654)
                                                              ----------    ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................        (600)      (1,005)
                                                              ----------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................           0            0
 In excess of net investment income.........................           0            0
 Net realized gains.........................................           0            0
 In excess of net realized gains............................           0            0
                                                              ----------    ---------
       Total distributions..................................           0            0
                                                              ----------    ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................       6,590        7,110
 Dividends and distributions reinvested.....................           0            0
 Cost of shares redeemed....................................      (3,981)        (384)
                                                              ----------    ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................       2,609        6,726
                                                              ----------    ---------
 Net increase (decrease) in net assets......................       2,009        5,721
NET ASSETS:
 Beginning of year..........................................       5,721            0
                                                              ----------    ---------
 End of year................................................  $    7,730    $   5,721
                                                              ==========    =========
 Accumulated net investment income..........................  $        0    $       0
                                                              ==========    =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001       2000(1)
                                                              ---------    --------
Net asset value, beginning of year..........................  $    9.03    $  10.00
                                                              ---------    --------
 Income from operations:
   Net investment income (loss).............................      (0.02)       0.00
   Net realized and unrealized gain (loss) on investments...      (0.92)      (0.97)
                                                              ---------    --------
     Net income (loss) from operations......................      (0.94)      (0.97)
                                                              ---------    --------
 Distributions:
   Dividends from net investment income.....................       0.00        0.00
   Dividends in excess of net investment income.............       0.00        0.00
   Distributions from net realized gains on investments.....       0.00        0.00
   Distributions in excess of net realized gains on
     investments............................................       0.00        0.00
                                                              ---------    --------
     Total distributions....................................       0.00        0.00
                                                              ---------    --------
Net asset value, end of year................................  $    8.09    $   9.03
                                                              =========    ========
Total return................................................   (10.41)%     (9.70)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $   7,730    $  5,721
   Ratio of total expenses to average net assets............     1.56 %      1.86 %
   Ratio of net expenses to average net assets..............     1.00 %      1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................    (0.21)%     (0.01)%
   Portfolio turnover rate..................................    38.30 %     26.13 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  74

     VALUE LINE AGGRESSIVE GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Value Line Aggressive Growth (the "portfolio", formerly known as WRL Value Line Aggressive Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $ (14) and Accumulated net investment income (loss) for $ 14 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

D. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

E. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

F. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount


                     AEGON/Transamerica Series Fund, Inc. 75

     VALUE LINE AGGRESSIVE GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Value Line, Inc. ("Value Line") to provide investment services to the portfolio and compensates Value Line as described in the Fund's Statement of Additional Information.

Value Line may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Value Line. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or Value Line during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government..........  $ 3,949
  U.S. Government securities...................      144

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government..........    2,183
  U.S. Government securities...................        0


                    AEGON/Transamerica Series Fund, Inc. 76

     VALUE LINE AGGRESSIVE GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                           -------------
                                           2001     2000
                                           ----     ----
Shares issued............................   821     674
Shares issued - reinvestment of dividends
  and distributions......................     0       0
Shares redeemed..........................  (498)    (41)
                                           ----     ---
Net increase (decrease) in shares
  outstanding............................   323     633
                                           ====     ===

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001, of $ 30 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

  NET CAPITAL LOSS
    CARRYFORWARD     AVAILABLE THROUGH
  ----------------   -----------------
      $   195        December 31, 2008
        1,569        December 31, 2009
      -------
      $ 1,764
      =======

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.........................  $ 6,741
                                                 =======
Unrealized appreciation........................  $   670
Unrealized (depreciation)......................     (467)
                                                 -------
Net unrealized appreciation (depreciation).....  $   203
                                                 =======

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                    AEGON/Transamerica Series Fund, Inc. 77

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Value Line Aggressive Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Aggressive Growth (previously WRL Value Line Aggressive Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                    AEGON/Transamerica Series Fund, Inc. 78

INTERNATIONAL EQUITY

....seeks long-term growth of capital.

MARKET ENVIRONMENT

Despite weak business conditions, International Equity continued to follow its "bottom-up" investment process of searching for individual businesses with improving earnings. The quest led the team to take a greater representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, and firms that make and sell consumer products. In addition, we reduced investments in financial and health care companies, although they remain among the portfolio's largest investments.

Finally, toward the end of the fiscal year, with interest rates declining in many countries, we found opportunities in areas that are more economically sensitive, particularly select technology and media companies.

PERFORMANCE

The year was marked by a global economic slowdown and disappointing corporate profits. For the year ended December 31, 2001, International Equity returned (23.44)%. By comparison its benchmark, the Morgan Stanley Capital International
(EAFE) Index, returned (21.21)% for the same period.

STRATEGY REVIEW

The financial sector, our largest stake, endured a difficult period. The year left little doubt that the slowdown of the U.S. economy was having a deeper and more prolonged impact on international markets than many corporate officials originally anticipated. As a result, holdings in the bank, insurance and financial services industries all retreated in the face of declining markets and overly ambitious earnings targets.

International Equity maintained a significant exposure to health care, with pharmaceuticals ending the year as one of the portfolio's largest industry stakes. But while health care stocks were among the few showing sustainable earnings growth, they were also vulnerable to profit taking as their valuations rose. On top of that, declining interest rates affected these companies, as investors responded to rate cuts by moving money out of health care into more economically sensitive sectors.

International Equity's search for growing companies led to an increased representation in the consumer cyclical sector, a diverse group that includes motor vehicles and department stores.

Early in the year, we found earnings acceleration among car makers in Japan and Korea that were experiencing strong sales at home and in the United States. As the year progressed, though, consumers began to reel in their discretionary spending. In contrast, companies that make and sell non-cyclical consumer goods, such as those involved in food and beverages, held up reasonably well.

As we said above, our investment process led us to examine our stake in technology, media and telecommunications. After a protracted struggle, we are starting to see some improvement in the fundamentals in these segments, including evidence of acceleration among some wireless and semiconductor companies. For example, the United Kingdom's Vodafone Group PLC, the world's largest provider of mobile phone service, became a top-5 holding.

OUTLOOK

Regardless of the economic environment, we will continue to look for companies that are showing improving growth in any sector, any industry and any country.

We follow a long-held investment process. Our disciplined approach, coupled with extensive research and analysis, is designed to lead us to strong, growing companies. Our strategy underscores International Equity's belief that investing in successful businesses showing accelerating growth is the best way to generate superior results over time.

/s/ HENRIK STRABO                            /s/ MARK S. KOPINSKI
-----------------                            --------------------
HENRIK STRABO                                   MARK S. KOPINSKI

                              International Equity
                               Portfolio Managers

Prior to October, 2001, International Equity was named GE International Equity and was sub-advised by GE Asset Management Incorporated. International Equity is now managed by American Century Investment Management, Inc.

The views expressed in this commentary on International Equity reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON\Transamerica Series Fund, Inc.  79

INTERNATIONAL EQUITY

Regardless of the economic environment, we will continue to look for companies that are showing improving growth in any sector, any industry and any country.

                                                         [AMERICAN CENTURY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON\Transamerica Series Fund, Inc. International Equity, and the Morgan Stanley Capital International (EAFE) Index.

[_] International Equity         $  9,866

[_] MSCI (EAFE)                  $ 10,598

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
1 Year         5 Years         10 Years         From Inception
--------------------------------------------------------------------------------
(23.44)%         N/A              N/A              (0.27)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International (EAFE) Index over the same time frame.

                                                            MSCI
                                          Portfolio        (EAFE)
             Inception 1/2/97              $10,000        $10,000
             Period Ended 12/31/97         $10,750        $10,206
             FYE 12/31/98                  $12,131        $12,281
             FYE 12/31/99                  $15,158        $15,633
             FYE 12/31/00                  $12,886        $13,451
             FYE 12/31/01                  $ 9,866        $10,598

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Nintendo Co., Ltd.                                3.04%
Koninklijke Ahold NV                              2.75%
Novo Nordisk A/S - Class B                        2.56%
Tyco International Ltd.                           2.55%
Vodafone Group PLC                                2.49%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                 11.65%
Pharmaceuticals                                   8.66%
Telecommunications                                8.37%
Electronic & Other Electric Equipment             7.51%
Insurance                                         4.49%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.


                    AEGON\Transamerica Series Fund, Inc.  80

     INTERNATIONAL EQUITY

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF     MARKET
                                                 SHARES      VALUE
                                               ----------   --------
COMMON STOCKS (95.16 %)(D)

   AEROSPACE (1.06 %)

 BAE Systems PLC.............................     37,519    $    169
 Bombardier Inc. - Class B...................     14,535         150

   APPAREL & ACCESSORY STORES (0.47 %)

 H & M Hennes & Mauritz AB...................      6,883         142

   AUTOMOTIVE (1.68 %)

 Bayerische Motoren Werke AG (BMW)...........      4,721         166
 Honda Motor Co., Ltd. ......................      5,379         215
 Hyundai Motor Company Limited...............      6,020         124

   BEVERAGES (2.33 %)

 Diageo PLC..................................     43,670         499
 Heineken N.V. ..............................      5,281         200

   BUSINESS SERVICES (2.70 %)

 Adecco SA - Registered Shares...............      1,560          85
 Altran Technologies SA......................      2,831         128
 Capita Group PLC (The)......................     13,184          94
 Securitas AB - Class B......................     10,530         200
 Vivendi Universal...........................      1,998         109
 WPP Group PLC...............................     17,549         194

   CHEMICALS & ALLIED PRODUCTS (3.86 %)

 Air Liquide.................................      1,174         165
 Aventis SA..................................      8,466         602
 Kao Corporation.............................      6,592         137
 Reckitt Benckiser PLC.......................     17,486         254

   COMMERCIAL BANKS (11.65 %)

 Banco Bilbao Vizcaya Argentaria, SA.........     18,300         227
 Barclays PLC................................     15,041         498
 Credit Suisse Group (a).....................     15,800         674
 Danske Bank A/S.............................     28,923         464
 Dexia.......................................      4,415          64
 HSBC Holdings PLC...........................     16,033         188
 Julius Baer Holding Ltd. - Class B..........        327         110
 Kookmin Bank (a)............................      9,705         371
 Lloyds TSB Group PLC........................     19,134         208
 Royal Bank of Scotland Group PLC (The)......     10,542         256
 UBS AG - Registered Shares (a)..............      6,058         306
 UniCredito Italiano SpA.....................     30,800         123

   COMMUNICATION (0.85 %)

 Telecom Italia SpA - RNC....................     47,650         255

   COMMUNICATIONS EQUIPMENT (1.33 %)

 Alcatel - Class A...........................      3,335          57
 Nokia Oyj - ADR.............................     13,900         341

                                               NUMBER OF     MARKET
                                                 SHARES      VALUE
                                               ----------   --------
COMMON STOCKS (CONTINUED)
   COMPUTER & DATA PROCESSING SERVICES (1.31 %)
 Amadeus Global Travel Distribution SA.......     13,552    $     78
 Cap Gemini SA...............................      1,980         143
 Misys PLC...................................     19,676          93
 SAP AG......................................        600          79

   COMPUTER & OFFICE EQUIPMENT (1.36 %)

 Canon Inc. .................................      8,850         305
 NEC Corporation.............................     10,000         102

   CONSTRUCTION (2.51 %)

 Autostrade SpA..............................     54,031         376
 Lafarge SA..................................      1,509         141
 Vinci SA....................................      4,018         236

   DEPARTMENT STORES (0.84 %)

 KarstadtQuelle AG...........................      3,740         148
 Kingfisher PLC..............................     17,800         104

   ELECTRIC SERVICES (1.35 %)

 E.ON AG.....................................      4,799         250
 Korea Electric Power Corporation............      9,300         155

   ELECTRIC, GAS & SANITARY SERVICES (1.20 %)

 Centrica PLC................................     52,951         171
 Suez........................................      6,229         189

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (7.51 %)

 Koninklijke Philips Electronics NV - NY
   Registered Shares.........................     11,010         321
 Nintendo Co., Ltd. .........................      5,196         912
 Samsung Electronics Co., Ltd. ..............      1,810         387
 SANYO Electric Co., Ltd. ...................     28,000         132
 Sharp Corporation...........................     17,000         199
 Sony Corporation............................      6,500         297

   ELECTRONIC COMPONENTS & ACCESSORIES (3.68 %)

 Celestica Inc. (U.S.) (a)...................      1,457          59
 Infineon Technologies AG (b)................      3,053          62
 LG Electronics, Inc. .......................      3,400          65
 Murata Manufacturing Company, Ltd. .........      1,600          96
 STMicroelectronics NV.......................      1,800          58
 Tyco International Ltd. ....................     12,979         764
 United Microelectronics Corporation - ADR
   (a).......................................          1          (c)

   FOOD & KINDRED PRODUCTS (2.02 %)

 Nestle SA - Registered Shares...............      2,053         438
 Unilever NV - CVA...........................      2,881         169

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  81

     INTERNATIONAL EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF     MARKET
                                                 SHARES      VALUE
                                               ----------   --------
COMMON STOCKS (CONTINUED)

   FOOD STORES (3.58 %)

 Carrefour SA................................      1,647    $     86
 Koninklijke Ahold NV........................     28,300         825
 Tesco PLC...................................     44,578         162

   HOLDING & OTHER INVESTMENT OFFICES (0.15 %)

 Canary Wharf Group PLC (a)..................      7,077          46

   HOTELS & OTHER LODGING PLACES (0.97 %)

 Accor SA....................................      6,528         237
 Fairmont Hotels & Resorts Inc. .............      2,300          55

   INDUSTRIAL MACHINERY & EQUIPMENT (0.91 %)

 Sandvik AB..................................      3,433          73
 Siemens AG - Registered Shares..............      3,000         199

   INSTRUMENTS & RELATED PRODUCTS (0.27 %)

 Swatch Group AG (The) (a)...................      4,100          81

   INSURANCE (4.49 %)

 AFLAC Incorporated..........................      4,521         111
 Allianz AG - Registered Shares..............      1,534         364
 Fortis......................................      4,300         111
 Muenchener Rueckversicherungs - Gesellschaft
   AG........................................        992         270
 Riunione Adriatica di Sicurta SpA...........     17,108         201
 Royal & Sun Alliance Insurance Group PLC....     26,466         152
 Swiss Reinsurance Company -
   Registered Shares.........................      1,371         138

   LIFE INSURANCE (1.43 %)

 Alleanza Assicurazioni SpA (b)..............     15,768         173
 ING Groep NV................................      4,778         122
 Prudential PLC..............................     11,533         134

   LUMBER & CONSTRUCTION MATERIALS (0.46 %)

 CRH PLC.....................................      7,809         138

   MEDICAL INSTRUMENTS & SUPPLIES (0.59 %)

 Smith & Nephew PLC..........................     29,542         178

   MOTION PICTURES (0.64 %)

 News Corporation Limited (The) - ADR........      6,000         191

   OIL & GAS EXTRACTION (2.86 %)

 ENI - Ente Nazionale Idrocarburi............     28,588         358
 Talisman Energy Inc. .......................      3,475         132
 Total Fina Elf SA...........................      2,565         367

   PERSONAL SERVICES (0.83 %)

 Rentokil Initial PLC........................     62,096         249

                                               NUMBER OF     MARKET
                                                 SHARES      VALUE
                                               ----------   --------
COMMON STOCKS (CONTINUED)
   PETROLEUM REFINING (2.18 %)
 BP Amoco PLC................................     57,294    $    445
 Suncor Energy Inc. .........................      6,385         210

   PHARMACEUTICALS (8.66 %)

 Altana AG...................................      2,823         141
 Biovail Corporation (a) (b).................      4,168         234
 Glaxo Wellcome PLC - ADR....................      8,070         402
 Novartis AG.................................      8,143         294
 Novo Nordisk A/S - Class B..................     18,734         767
 Sanofi-Synthelabo...........................      5,737         428
 Shionogi & Co., Ltd. .......................     10,206         175
 Takeda Chemical Industries, Ltd. ...........      3,429         155

   PRINTING & PUBLISHING (1.86 %)

 Pearson PLC.................................      7,725          89
 Reed International PLC......................     46,160         383
 Wolters Kluwer N.V. ........................      3,801          87

   RADIO & TELEVISION BROADCASTING (1.52 %)

 British Sky Broadcasting Group PLC (a)......     15,099         166
 Grupo Televisa SA de CV - ADR (a)...........      2,300          99
 Mediaset SpA ...............................     26,297         192

   RAILROADS (0.30 %)

 Canadian Pacific Railway Limited............      4,550          89

   REAL ESTATE (0.80 %)

 Cheung Kong (Holdings) Limited..............     13,000         135
 Sun Hung Kai Properties Limited.............     13,000         105

   RESTAURANTS (1.52 %)

 Compass Group PLC...........................     52,710         395
 Granada PLC.................................     28,724          60

   RETAIL TRADE (2.56 %)

 Dixons Group PLC............................     42,800         146
 GUS PLC.....................................     22,457         211
 Marks & Spencer PLC.........................     34,100         179
 Next PLC....................................     17,900         233

   SECURITY & COMMODITY BROKERS (0.88 %)

 AMVESCAP PLC................................     12,000         173
 Nomura Securities Co., Ltd. (The)...........      7,000          90

   TELECOMMUNICATIONS (8.37 %)

 BT Group PLC (a)............................     43,064         159
 Cable & Wireless PLC........................     28,734         138
 China Mobile (Hong Kong) Limited (a)........    130,000         458
 Koninklijke KPN NV (a)......................     16,585          84
 NTT DoCoMo, Inc. ...........................         16         188
 SK Telecom Co., Ltd. - ADR..................      5,600         121

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  82

     INTERNATIONAL EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF     MARKET
                                                 SHARES      VALUE
                                               ----------   --------
COMMON STOCKS (CONTINUED)
   TELECOMMUNICATIONS (CONTINUED)
 Sonera Oyj..................................     11,938    $     61
 Swisscom AG - Registered Shares.............        654         181
 Telefonica SA (a)...........................     11,600         155
 Telefonos de Mexico SA de CV - ADR (b)......      6,183         217
 Vodafone Group PLC..........................    285,313         746

   TRANSPORTATION & PUBLIC UTILITIES (0.95 %)

 Exel PLC....................................     17,035         195
 Yamato Transport Co., Ltd. .................      4,793          90

   TRUCKING & WAREHOUSING (0.67 %)

 TPG NV......................................      9,324         202
                                                            --------
 Total Common Stocks
 (cost: $ 27,572)........................................     28,535
                                                            --------
 Total Investment Securities
 (cost: $ 27,572)........................................   $ 28,535
                                                            ========

SUMMARY:

 Investments, at market value................    95.16 %    $ 28,535
 Other assets in excess of liabilities.......     4.84 %       1,450
                                               ----------   --------
 Net assets..................................   100.00 %    $ 29,985
                                               ==========   ========
                                                             MARKET
                                               PERCENTAGE    VALUE
                                               ----------   --------
INVESTMENTS BY COUNTRY:

 Belgium.....................................     0.61 %    $    175
 Canada......................................     1.72 %         492
 Denmark.....................................     4.31 %       1,231
 Finland.....................................     0.21 %          61
 France......................................    10.12 %       2,888
 Germany.....................................     5.88 %       1,678
 Hong Kong...................................     2.45 %         698
 Ireland.....................................     0.48 %         138
 Italy.......................................     5.88 %       1,678
 Japan.......................................    10.86 %       3,095
 Korea.......................................     3.86 %       1,102
 Netherlands.................................     5.92 %       1,688
 Spain.......................................     1.61 %         460
 Sweden......................................     1.45 %         415
 Switzerland.................................     8.29 %       2,366
 United Kingdom..............................    25.83 %       7,367
 United States...............................    10.52 %       3,003
                                               ----------   --------
   Investments, at market value..............   100.00 %    $ 28,535
                                               ==========   ========

FORWARD FOREIGN CURRENCY CONTRACTS:

                                                AMOUNT IN          NET
                                               U.S. DOLLARS     UNREALIZED
                        BOUGHT    SETTLEMENT      BOUGHT       APPRECIATION
CURRENCY                (SOLD)       DATE         (SOLD)      (DEPRECIATION)
--------               --------   ----------   ------------   --------------
British Pound                17   01/02/2002      $   25           $ 0
British Pound                (6)  01/03/2002          (9)            0
Canadian Dollar              39   01/02/2002          25             0
Euro Dollar                  69   01/03/2002          61             1
Euro Dollar                  49   01/04/2002          43             0
Euro Dollar                 (14)  01/02/2002         (12)            0
Japanese Yen             (1,472)  01/07/2002         (11)            0
Japanese Yen            (13,231)  01/04/2002        (102)            0
Swiss Franc                 131   01/04/2002          79             1
                                                  ------           ---
 Total......................................      $   99           $ 2
                                                  ======           ===

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1E). The market value at December 31, 2001 of all securities on loan is $ 598. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c)  Market value is less than $ 1.
(d) The Common Stock - Environmental Services category has been omitted since its percentage of net assets is less than 0.01
     %. The security in this category, Vivendi
     Environnement - warrants has a cost of less than $ 1 and a market value of $ 1.

DEFINITIONS:

ADR  American Depositary Receipt
CVA  Certificaaten van aandelen (share certificates)
RNC  Saving Non-Convertible Shares

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  83

     INTERNATIONAL EQUITY

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001
(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $  27,572
                                                           =========
 Foreign cash, at cost...................................  $     107
                                                           =========
 Investments in securities, at market value..............  $  28,535
 Cash....................................................      1,661
 Foreign cash............................................        109
 Cash collateral for securities on loan..................        624
 Receivables:
   Securities sold.......................................        142
   Interest..............................................          1
   Dividends.............................................         13
   Dividend reclaims receivable..........................          7
   Foreign currency contracts............................          2
   Other.................................................          3
                                                           ---------
     Total assets........................................     31,097
                                                           ---------
LIABILITIES:
 Securities purchased....................................        455
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         25
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................        624
   Foreign currency contracts............................          0
   Other accrued liabilities.............................          8
                                                           ---------
     Total liabilities...................................      1,112
                                                           ---------
       Net assets........................................  $  29,985
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................     50,000
                                                           =========
 Capital stock ($ .01 par value).........................  $      39
 Additional paid-in capital..............................     42,107
 Accumulated net investment income (loss)................        156
 Accumulated realized gain (loss) on investment
   securities and foreign currency transactions..........    (13,282)
 Net unrealized appreciation (depreciation) on:
   Investment securities.................................        963
   Foreign currency transactions.........................          2
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $  29,985
                                                           =========
 Shares outstanding......................................      3,918
                                                           =========
 Net asset value and offering price per share............  $    7.65
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $     138
 Dividends...............................................        603
 Foreign tax withheld....................................        (69)
                                                           ---------
     Total investment income.............................        672
                                                           ---------
EXPENSES:
 Investment advisory fees................................        339
 Printing and shareholder reports........................         40
 Custody fees............................................        145
 Administrative service fees.............................         11
 Legal fees..............................................          3
 Auditing fees...........................................         10
 Directors fees..........................................          2
 Registration fees.......................................          0
 Other fees..............................................          2
                                                           ---------
     Total expenses......................................        552
LESS:
 Advisory fee waiver and expense reimbursement...........        146
                                                           ---------
     Net expenses........................................        406
                                                           ---------
 Net investment income (loss)............................        266
                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities.................................    (12,857)
   Foreign currency transactions.........................       (106)
                                                           ---------
     Total net realized gain (loss)......................    (12,963)
                                                           ---------
 Change in unrealized appreciation (depreciation) on:
   Investment securities.................................      3,961
   Foreign currency transactions.........................          1
                                                           ---------
     Total change in unrealized appreciation
       (depreciation)....................................      3,962
                                                           ---------
 Net gain (loss) on investment securities and foreign
   currency transactions.................................     (9,001)
                                                           ---------
     Net increase (decrease) in net assets resulting from
       operations........................................  $  (8,735)
                                                           =========

The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  84

     INTERNATIONAL EQUITY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $     266   $     101
 Net realized gain (loss) on investment securities and
   foreign currency transactions............................    (12,963)      5,271
 Change in unrealized appreciation (depreciation) on
   investment securities and foreign currency
   transactions.............................................      3,962     (10,867)
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (8,735)     (5,495)
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................     (1,098)       (236)
 In excess of net investment income.........................          0        (397)
 Net realized gains.........................................          0      (4,786)
 In excess of net realized gains............................       (106)          0
                                                              ---------   ---------
   Total distributions......................................     (1,204)     (5,419)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................    100,138      20,324
 Dividends and distributions reinvested.....................      1,204       5,419
 Cost of shares redeemed....................................    (98,069)    (11,757)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................      3,273      13,986
                                                              ---------   ---------
 Net increase (decrease) in net assets......................     (6,666)      3,072
NET ASSETS:
 Beginning of year..........................................     36,651      33,579
                                                              ---------   ---------
 End of year................................................  $  29,985   $  36,651
                                                              =========   =========
 Accumulated net investment income..........................  $     156   $   1,094
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                    DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                 2001          2000        1999       1998     1997(1)
                                                              ----------    ----------   --------   --------   --------
Net asset value, beginning of year..........................      $10.34        $14.28   $  12.07   $  10.70   $  10.00
                                                              ----------    ----------   --------   --------   --------
 Income from operations:
   Net investment income (loss).............................        0.07          0.04       0.04       0.03       0.02
   Net realized and unrealized gain (loss) on investments...       (2.45)        (2.15)      2.90       1.35       0.73
                                                              ----------    ----------   --------   --------   --------
     Net income (loss) from operations......................       (2.38)        (2.11)      2.94       1.38       0.75
                                                              ----------    ----------   --------   --------   --------
 Distributions:
   Dividends from net investment income.....................       (0.28)        (0.07)     (0.05)     (0.01)     (0.01)
   Dividends in excess of net investment income.............        0.00         (0.12)      0.00       0.00      (0.04)
   Distributions from net realized gains on investments.....        0.00         (1.64)     (0.68)      0.00       0.00
   Distributions in excess of net realized gains on
     investments............................................       (0.03)         0.00       0.00       0.00       0.00
                                                              ----------    ----------   --------   --------   --------
     Total distributions....................................       (0.31)        (1.83)     (0.73)     (0.01)     (0.05)
                                                              ----------    ----------   --------   --------   --------
Net asset value, end of year................................       $7.65        $10.34   $  14.28   $  12.07   $  10.70
                                                              ==========    ==========   ========   ========   ========
Total return................................................    (23.44)%      (14.99)%    24.95 %    12.85 %     7.50 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................     $29,985       $36,651   $ 33,579   $ 32,149   $ 19,795
   Ratio of total expenses to average net assets............      1.63 %        1.66 %     1.84 %     1.96 %     3.14 %
   Ratio of net expenses to average net assets..............      1.20 %        1.30 %     1.50 %     1.50 %     1.50 %
   Ratio of net investment income (loss) to average net
     assets.................................................      0.78 %        0.29 %     0.31 %     0.30 %     0.18 %
   Portfolio turnover rate..................................    154.25 %      111.83 %    99.77 %    71.74 %    54.33 %

The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  85

     INTERNATIONAL EQUITY

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

International Equity (the "portfolio", formerly known as GE International Equity) a portfolio within the AEGON/ Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame. The inception date of the portfolio was January 2, 1997.

On October 5, 2001, the portfolio changed its name from GE International Equity to International Equity. Also, effective October 5, 2001, American Century Investment Management, Inc. ("American Century") replaced GE Asset Management Incorporated as sub-adviser to the portfolio on an interim basis. At a Special Meeting to be held in 2002, shareholders will be asked to approve American Century as a permanent sub-advisor and for a change in the advisory fees. On March 1, 2002, the fund will be merged with American Century International Growth. The combined portfolio will be named American Century International Growth.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at December 31, 2001, are listed in the Schedule of Investments.


                    AEGON\Transamerica Series Fund, Inc.  86

     INTERNATIONAL EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

E. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 14 is included in interest income.

F. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $(106) and Accumulated net realized gain (loss) for $ 106 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

G. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $1,569 of short-term capital gains are included in distributions of net investment income.

H. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   1.00 %         1.20 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with American Century to provide investment services to the portfolio and compensates American Century as described in the Fund's Statement of Additional Information.

American Century may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or


                    AEGON\Transamerica Series Fund, Inc.  87

     INTERNATIONAL EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

American Century. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or American Century during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.
Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 2. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government..........  $ 49,979
  U.S. Government securities...................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government..........    46,200
  U.S. Government securities...................         0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          -------   -----
Shares issued...........................   11,006   1,608
Shares issued - reinvestment of
  dividends and distributions...........      139     499
Shares redeemed.........................  (10,771)   (914)
                                          -------   -----
Net increase (decrease) in shares
  outstanding...........................      374   1,193
                                          =======   =====

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital and foreign currency losses incurred in the two month period prior to December 31, 2001 of $ 577 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the periods listed.

  NET CAPITAL LOSS
    CARRYFORWARD     AVAILABLE THROUGH
  ----------------   -----------------
      $ 12,037       December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.........................  $ 28,249
                                                 ========
Unrealized appreciation........................  $  1,496
Unrealized (depreciation)......................    (1,210)
                                                 --------
Net unrealized appreciation (depreciation).....  $    286
                                                 ========


                    AEGON\Transamerica Series Fund, Inc.  88

     INTERNATIONAL EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of net expenses to average net assets are calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.


                    AEGON\Transamerica Series Fund, Inc.  89

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of International Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Equity (previously WRL GE International Equity) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                    AEGON\Transamerica Series Fund, Inc.  90

JANUS GLOBAL

....seeks long-term growth of capital in a manner consistent with the preservation of capital.

MARKET ENVIRONMENT

In an environment characterized by a surprisingly rapid decline in economic growth, investors were forced to factor a much less optimistic earnings outlook into share prices. Economic weakness first appeared in the United States late last year in the form of a massive drop in capital investment that was virtually unprecedented in terms of both its speed and severity. This weakness ultimately spread to companies - particularly in high-growth sectors - in the form of reduced earnings estimates and layoffs. Meanwhile, consumer spending and confidence remained resilient after briefly slipping in the aftermath of the September 11th terrorist attacks. By year-end, stocks regained some positive momentum as tentative signs the economy was bottoming appeared and investors bid shares higher on optimism for a recovery.

PERFORMANCE

Unfortunately, the rebound wasn't enough to overcome the substantial losses earlier in the year, as virtually all-worldwide indexes finished in the red. For the year ended December 31, 2001, Janus Global returned (22.84)%, while its benchmark, the Morgan Stanley Capital International World Index returned (16.52)%.

STRATEGY REVIEW

Two of our most notable disappointments were wireless holdings China Mobile (Hong Kong) Limited ("China Mobile") and NTT DoCoMo, Inc ("NTT"). While lingering concerns related to the roll-out of "third generation" services joined a noticeable deceleration in growth rates across the industry to create a difficult environment, company-specific developments such as lackluster interim results and unexpectedly low usage and revenue performance by prepaid customers worked against China Mobile. At the same time, NTT fell after reining in high investor expectations surrounding the early October launch of its next-generation services.

Meanwhile, our efforts to reposition the portfolio more defensively paid off when we added several stocks that were better poised to weather the storm. Consequently, we took profits in Internet security firm Check Point Software Technologies, Ltd. and several other richly valued technology positions. U.K.-based consumer product manufacturer Reckitt Benckiser PLC also pulled ahead. While the stock traded slightly lower during the period, it held up well on a relative basis by easily outperforming the market as investors sought the relative safety and stability of earnings these types of companies can provide in times of economic turmoil.

Similar trends worked in favor of U.S.-based healthcare and personal products company Johnson & Johnson. In addition to the relative insulation from swings in the economic cycle enjoyed by many of its products, the company has also benefited from its efforts to market a drug-coated cardiac stent. The new device promises to emerge as a significant and recurring source of cash beginning in 2002 and 2003.

OUTLOOK

Although the tragic events of September 11th made a difficult situation worse, most markets have recently shown important signs of stability, while central banks around the world have flooded markets with liquidity in a bid to shore up the global financial system. As a result, it now seems possible that we might look back and recognize that, at least in some ways, this tragedy actually accelerated the global recovery. More importantly, we carefully reviewed each and every company in our portfolio following the attacks and are convinced that each holding is fundamentally sound and poised to participate when markets ultimately rebound.


/s/ HELEN YOUNG HAYES                        /s/ LAURENCE CHANG
---------------------                        ------------------
HELEN YOUNG HAYES                            LAURENCE CHANG

                                  Janus Global
                               Portfolio Managers

The views expressed in this commentary on Janus Global reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indica- on of trading intent.


                    AEGON\Transamerica Series Fund, Inc.  91

JANUS GLOBAL

By year-end, stocks regained some positive momentum as tentative signs the economy was bottoming appeared and investors bid shares higher on optimism for a recovery.

                                                                    [JANUS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Janus Global and the Morgan Stanley Capital International World Index.

[_] Janus Global                       $ 36,348

[_] MSCI World                         $ 23,957

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
 (22.84)%        10.94 %             N/A                15.27 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MSCI) over the same time frame.

                                                           MSCI
                                         Portfolio         World
             Inception 12/3/92             $10,000        $10,000
             Period Ended 12/31/92         $10,162        $10,083
             FYE 12/31/93                  $13,724        $12,415
             FYE 12/31/94                  $13,759        $13,108
             FYE 12/31/95                  $16,932        $15,902
             FYE 12/31/96                  $21,628        $18,127
             FYE 12/31/97                  $25,683        $21,069
             FYE 12/31/98                  $33,392        $26,293
             FYE 12/31/99                  $57,134        $32,456
             FYE 12/31/00                  $47,107        $28,698
             FYE 12/31/01                  $36,348        $23,957

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost. This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Tyco International Ltd.                           4.69%
Citigroup Inc.                                    3.04%
Pfizer Inc.                                       2.13%
Clear Channel Communications, Inc.                2.10%
General Electric Company                          2.07%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                  12.54%
Commercial Banks                                  8.12%
Electronic Components & Accessories               6.96%
Oil & Gas Extraction                              6.62%
Telecommunications                                6.24%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus. International investing involves risks that include currency fluctuations, political instability, and different accounting standards.


                    AEGON\Transamerica Series Fund, Inc.  92

     JANUS GLOBAL

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF      MARKET
                                              SHARES        VALUE
                                            ----------   -----------
PREFERRED STOCKS (2.05 %)

   AUTOMOTIVE (0.65 %)

 Porsche AG (b)...........................     18,410    $     7,037

   MOTION PICTURES (0.06 %)

 News Corporation Limited (The)...........    102,037            681

   OIL & GAS EXTRACTION (1.34 %)

 Petroleo Brasileiro SA - Petrobras - ADR
   (b)....................................    650,845         14,468
                                                         -----------
 Total Preferred Stocks
 (cost: $ 21,987).....................................        22,186
                                                         -----------

COMMON STOCKS (90.20 %)

   AEROSPACE (0.33 %)

 Boeing Company (The).....................     91,645          3,554

   AMUSEMENT & RECREATION SERVICES (1.07 %)

 Disney (Walt) Company (The)..............    558,715         11,577

   AUTOMOTIVE (2.57 %)

 Bayerische Motoren Werke AG (BMW)........    196,381          6,920
 Honeywell International Inc. ............    160,010          5,412
 Nissan Motor Co., Ltd. ..................  1,083,000          5,751
 Toyota Motor Corporation.................    384,000          9,741

   BEVERAGES (1.86 %)

 Diageo PLC...............................  1,167,764         13,339
 Heineken N.V. ...........................     72,555          2,753
 PepsiCo, Inc. ...........................     82,355          4,010

   BUSINESS SERVICES (3.89 %)

 BISYS Group, Inc. (The) (a)..............     19,340          1,238
 Capita Group PLC (The)...................    427,871          3,052
 Clear Channel Communications, Inc. (a)...    447,074         22,761
 First Data Corporation...................     46,435          3,643
 Securitas AB - Class B...................    568,507         10,781
 WPP Group PLC............................     60,996            675

   CHEMICALS & ALLIED PRODUCTS (2.29 %)

 Akzo Nobel NV............................     82,210          3,673
 Bayer AG.................................    106,013          3,372
 Lauder (Estee) Companies Inc. (The) -
   Class A (b)............................    227,400          7,290
 Pharmacia Corporation....................    141,135          6,019
 Reckitt Benckiser PLC....................    305,379          4,444

   COMMERCIAL BANKS (8.12 %)

 Abbey National PLC.......................    193,050          2,753
 Banco Bilbao Vizcaya Argentaria, SA......  1,190,949         14,750
 Bank of New York Company, Inc. (The).....    255,015         10,405

                                            NUMBER OF      MARKET
                                              SHARES        VALUE
                                            ----------   -----------
COMMON STOCKS (CONTINUED)
   COMMERCIAL BANKS (CONTINUED)
 Citigroup Inc. ..........................    652,770    $    32,951
 Lloyds TSB Group PLC.....................    314,919          3,418
 Northern Trust Corporation...............     88,805          5,348
 Standard Chartered PLC...................    585,811          6,990
 State Street Corporation.................     68,490          3,579
 U.S. Bancorp.............................    209,775          4,391
 UBS AG - Registered Shares (a)...........     64,328          3,249

   COMMUNICATION (2.86 %)

 Comcast Corporation - Class A (a) (b)....    381,570         13,737
 Viacom, Inc. - Class B (a)...............    389,565         17,199

   COMMUNICATIONS EQUIPMENT (1.41 %)

 Nokia Oyj................................    264,941          6,836
 Nokia Oyj - ADR..........................    342,144          8,393

   COMPUTER & DATA PROCESSING SERVICES (5.72 %)

 Amdocs Limited (a) (b)...................    249,520          8,476
 AOL Time Warner Inc. (a).................    304,478          9,774
 Automatic Data Processing, Inc. .........     43,510          2,563
 Check Point Software Technologies, Ltd.
   (a) (b)................................    111,765          4,458
 Electronic Arts Inc. (a).................     38,250          2,293
 Electronic Data Systems Corp. (b)........    140,830          9,654
 Fiserv, Inc. (a).........................    126,242          5,343
 Microsoft Corporation (a)................    194,145         12,862
 Oracle Corporation (a)...................    202,045          2,790
 SAP AG...................................     12,260          1,608
 SunGard Data Systems Inc. (a)............     72,545          2,099

   COMPUTER & OFFICE EQUIPMENT (0.54 %)

 International Business Machines
   Corporation............................     48,265          5,838

   DRUG STORES & PROPRIETARY STORES (0.58 %)

 Walgreen Co. ............................    187,300          6,305

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.42 %)

 General Electric Company.................    559,755         22,435
 Samsung Electronics Co., Ltd. ...........     20,850          4,463
 Sony Corporation.........................    222,000         10,160

   ELECTRONIC COMPONENTS & ACCESSORIES (6.96 %)

 Celestica Inc. (U.S.) (a)................     26,500          1,070
 Flextronics International Ltd. (a).......     62,485          1,499
 Rohm Company, Ltd........................     31,800          4,133
 STMicroelectronics NV....................    384,440         12,348
 STMicroelectronics NV - NY Registered
   Shares (b).............................    171,478          5,431
 Tyco International Ltd. .................    862,570         50,804

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  93

     JANUS GLOBAL

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF      MARKET
                                              SHARES        VALUE
                                            ----------   -----------
COMMON STOCKS (CONTINUED)

   FOOD & KINDRED PRODUCTS (1.74 %)

 Unilever NV - CVA........................    321,368    $    18,855

   FOOD STORES (2.18 %)

 Koninklijke Ahold NV.....................    663,825         19,329
 Safeway PLC..............................    905,051          4,214

   INDUSTRIAL MACHINERY & EQUIPMENT (0.82 %)

 Applied Materials, Inc. (a)..............     88,495          3,549
 ASM Lithography Holding NV - NY
   Registered Shares (a)..................    200,640          3,421
 ASM Lithography Holding NV (a)...........    111,518          1,940

   INSTRUMENTS & RELATED PRODUCTS (0.79 %)

 Hoya Corporation.........................     54,300          3,249
 Northrop Grumman Corporation.............     11,085          1,117
 Raytheon Company.........................    129,040          4,190

   INSURANCE (3.78 %)

 Allstate Corporation (The)...............    184,490          6,217
 Cigna Corporation........................    110,515         10,239
 Fortis (b)...............................     93,211          2,417
 Muenchener Rueckversicherungs -
   Gesellschaft AG........................     15,367          4,176
 Swiss Reinsurance Company - Registered
   Shares.................................    130,300         13,113
 Tokio Marine & Fire Insurance Company,
   Limited (The)..........................    277,000          2,028
 UnitedHealth Group Incorporated..........     38,735          2,741

   INSURANCE AGENTS, BROKERS & SERVICE (0.51 %)

 Marsh & McLennan Companies, Inc. ........     51,505          5,534

   LIFE INSURANCE (0.22 %)

 Axa......................................    113,916          2,382

   MACHINERY, EQUIPMENT & SUPPLIES (0.54 %)

 Schneider Electric SA....................    121,754          5,858

   MANAGEMENT SERVICES (0.19 %)

 Paychex, Inc. ...........................     58,005          2,021

   MANUFACTURING INDUSTRIES (0.91 %)

 Assa Abloy AB - Class B Free.............    681,835          9,811

   MEDICAL INSTRUMENTS & SUPPLIES (1.37 %)

 Baxter International Inc. ...............     35,865          1,923
 Medtronic, Inc. .........................    252,315         12,921

   MOTION PICTURES (0.12 %)

 News Corporation Limited (The)...........    138,490          1,107
 News Corporation Limited (The) - ADR.....      6,740            214

                                            NUMBER OF      MARKET
                                              SHARES        VALUE
                                            ----------   -----------
COMMON STOCKS (CONTINUED)

   OIL & GAS EXTRACTION (5.28 %)

 Anadarko Petroleum Corporation (b).......    120,995    $     6,879
 PanCanadian Energy Corporation...........    327,988          8,486
 PanCanadian Petroleum Limited (a)........     15,892            413
 PetroChina Company Limited...............  26,170,000         4,632
 Petroleo Brasileiro SA - Petrobras - ADR
   (b)....................................    384,490          8,959
 Repsol-YPF SA............................    341,248          4,980
 Schlumberger Limited.....................     81,955          4,503
 Total Fina Elf SA........................    128,109         18,309

   PERSONAL SERVICES (0.53 %)

 Cendant Corp. (a) (b)....................    294,860          5,782

   PETROLEUM REFINING (0.87 %)

 BP Amoco PLC.............................  1,069,161          8,308
 Royal Dutch Petroleum Company (a)........     21,894          1,110

   PHARMACEUTICALS (12.54 %)

 Abbott Laboratories......................    145,680          8,122
 American Home Products Corporation.......    122,480          7,515
 Amgen Inc. (a)...........................     41,295          2,331
 AstraZeneca Group PLC....................    215,132          9,698
 Genentech, Inc. (a)......................     38,265          2,076
 GlaxoSmithKline PLC......................    431,533         10,819
 Human Genome Sciences, Inc. (a)..........     55,105          1,858
 Johnson & Johnson........................    134,570          7,953
 Novartis AG..............................     67,515          2,441
 OSI Pharmaceuticals, Inc. (a)............     24,535          1,122
 Pfizer Inc. .............................    579,540         23,094
 Roche Holdings AG........................    124,743          8,908
 Sanofi-Synthelabo........................     90,149          6,731
 Sepracor Inc. (a) (b)....................     49,565          2,828
 Serono SA - Class B......................      6,731          5,878
 Takeda Chemical Industries, Ltd. ........    370,000         16,764
 Teva Pharmaceutical Industries Ltd. - ADR
   (b)....................................    154,955          9,550
 Yamanouchi Pharmaceutical Co., Ltd. .....    303,000          8,010

   PRINTING & PUBLISHING (2.52 %)

 Elsevier NV..............................    224,868          2,661
 McGraw-Hill Companies, Inc. (The)........    129,645          7,906
 Pearson PLC..............................    526,498          6,060
 Reed International PLC...................    312,035          2,588
 Wolters Kluwer N.V. .....................    352,590          8,042

   RADIO & TELEVISION BROADCASTING (1.71 %)

 Grupo Televisa SA de CV - ADR (a) (b)....    343,775         14,844
 USA Networks, Inc. (a)...................    134,560          3,675

   SECURITY & COMMODITY BROKERS (1.53 %)

 American Express Company.................    198,430          7,082
 Goldman Sachs Group, Inc. (The) (b)......     87,295          8,097
 Reuters Group PLC........................    137,480          1,360

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  94

     JANUS GLOBAL

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                            NUMBER OF      MARKET
                                              SHARES        VALUE
                                            ----------   -----------
COMMON STOCKS (CONTINUED)

   TELECOMMUNICATIONS (6.24 %)

 AT&T Wireless Services, Inc. (a) (b).....    259,070    $     3,723
 China Mobile (Hong Kong) Limited (a).....  3,940,250         13,872
 Nippon Telegraph and Telephone
   Corporation............................        (c)              1
 NTT DoCoMo, Inc. (b).....................      1,881         22,133
 Telefonica SA (a)........................    322,273          4,316
 Telefonos de Mexico SA de CV - ADR.......    391,735         13,719
 Vodafone Group PLC.......................  3,021,563          7,903
 Vodafone Group PLC - ADR.................     71,035          1,824

   TOBACCO PRODUCTS (0.48 %)

 Philip Morris Companies Inc. ............    114,190          5,236

   TRANSPORTATION EQUIPMENT (0.50 %)

 General Dynamics Corporation.............     67,510          5,376

   TRUCKING & WAREHOUSING (0.26 %)

 United Parcel Service, Inc. - Class B....     51,910          2,829

   U.S. GOVERNMENT AGENCIES (0.72 %)

 Fannie Mae...............................     98,060          7,796

   VARIETY STORES (1.82 %)

 Costco Wholesale Corporation (a).........     49,505          2,197
 Target Corporation.......................    109,835          4,509
 Wal-Mart Stores, Inc. ...................    225,325         12,967

   WATER TRANSPORTATION (0.20 %)

 Carnival Corporation (b).................     75,630          2,124

   WHOLESALE TRADE NONDURABLE GOODS (0.21 %)

 SYSCO Corporation........................     85,455          2,241
                                                         -----------
 Total Common Stocks
 (cost: $ 984,881)....................................       976,116
                                                         -----------
                                            PRINCIPAL      MARKET
                                              AMOUNT        VALUE
                                            ----------   -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (6.33 %)

 Fannie Mae
   3.41 %, due 07/12/2002.................  $   5,000    $     4,909
 Freddie Mac
   1.51 %, due 01/02/2002.................     63,600         63,598
                                                         -----------
 Total Short-Term U.S. Government Obligations (cost:
 $ 68,507)............................................        68,507
                                                         -----------

                                            PRINCIPAL      MARKET
                                              AMOUNT        VALUE
                                            ----------   -----------

COMMERCIAL PAPER (1.28 %)

 General Electric Capital Corporation
   1.80 %, due 01/02/2002.................  $  10,900    $    10,899
 Tyco Capital Corporation
   1.78 %, due 01/02/2002.................      3,000          3,000
                                                         -----------
 Total Commercial Paper
 (cost: $ 13,899).....................................        13,899
                                                         -----------
 Total Investment Securities
 (cost: $ 1,089,274)..................................   $ 1,080,708
                                                         ===========

SUMMARY:

 Investments, at market value.............    99.86 %    $ 1,080,708
 Other assets in excess of liabilities....     0.14 %          1,484
                                            ----------   -----------
 Net assets...............................   100.00 %    $ 1,082,192
                                            ==========   ===========
                                                           MARKET
                                            PERCENTAGE      VALUE
                                            ----------   -----------
INVESTMENTS BY COUNTRY:

 Australia................................     0.17 %    $     1,788
 Belgium..................................     0.22 %          2,417
 Canada...................................     0.79 %          8,486
 Finland..................................     0.63 %          6,836
 France...................................     3.08 %         33,280
 Germany..................................     2.14 %         23,114
 Hong Kong................................     1.71 %         18,504
 Japan....................................     7.58 %         81,969
 Korea....................................     0.41 %          4,463
 Netherlands..............................     5.40 %         58,364
 Spain....................................     2.23 %         24,046
 Sweden...................................     1.91 %         20,592
 Switzerland..............................     4.25 %         45,937
 United Kingdom...........................     7.92 %         85,621
 United States............................    61.56 %        665,291
                                            ----------   -----------
   Investments, at market value...........   100.00 %    $ 1,080,708
                                            ==========   ===========

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc.  95

     JANUS GLOBAL

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

FORWARD FOREIGN CURRENCY CONTRACTS:
                                                  AMOUNT IN          NET
                                                U.S. DOLLARS      UNREALIZED
                        BOUGHT     SETTLEMENT      BOUGHT        APPRECIATION
CURRENCY                (SOLD)        DATE         (SOLD)       (DEPRECIATION)
--------              ----------   ----------   -------------   --------------
British Pound                800   02/07/2002      $  1,161           $   9
British Pound             (1,000)  02/07/2002        (1,452)             (9)
British Pound             (2,500)  04/26/2002        (3,614)            (82)
British Pound            (11,000)  05/24/2002       (15,875)             64
British Pound            (15,200)  05/10/2002       (21,954)           (178)
Canadian Dollar            5,900   02/07/2002         3,695             (97)
Canadian Dollar           (1,100)  06/21/2002          (689)              2
Canadian Dollar           (7,400)  02/07/2002        (4,635)            159
Euro Dollar               28,500   01/22/2002        25,371              27
Euro Dollar               16,300   04/26/2002        14,462              19
Euro Dollar               12,600   01/22/2002        11,217             (74)
Euro Dollar               10,600   05/24/2002         9,397             (18)
Euro Dollar                5,400   05/24/2002         4,787              41
Euro Dollar                2,600   05/10/2002         2,306             (15)
Euro Dollar                  800   02/07/2002           712               7
Euro Dollar                  282   01/03/2002           251               2
Euro Dollar                  257   01/04/2002           229               2
Euro Dollar                   88   01/02/2002            78               1
Euro Dollar                  (47)  01/02/2002           (42)             (1)
Euro Dollar                  (90)  01/03/2002           (80)              0
Euro Dollar                 (159)  01/04/2002          (142)             (1)
Euro Dollar               (3,500)  02/07/2002        (3,114)             42
Euro Dollar               (4,700)  01/26/2002        (4,170)            (10)
Euro Dollar               (7,000)  05/10/2002        (6,208)            (14)
Euro Dollar               (8,400)  05/24/2002        (7,447)            (57)
Euro Dollar              (12,800)  05/24/2002       (11,348)             85
Euro Dollar              (13,800)  06/21/2002       (12,224)           (132)
Euro Dollar              (22,800)  05/10/2002       (20,221)            292
Euro Dollar              (24,500)  04/26/2002       (21,738)             73
Euro Dollar              (51,000)  01/22/2002       (45,401)         (1,055)
Hong Kong Dollar        (128,200)  02/07/2002       (16,440)             (4)
Japanese Yen           2,320,000   02/07/2002        17,761          (1,855)
Japanese Yen             520,000   05/10/2002         4,000            (318)
Japanese Yen             475,000   01/22/2002         3,634            (270)

FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)
                                                  AMOUNT IN          NET
                                                U.S. DOLLARS      UNREALIZED
                        BOUGHT     SETTLEMENT      BOUGHT        APPRECIATION
CURRENCY                (SOLD)        DATE         (SOLD)       (DEPRECIATION)
--------              ----------   ----------   -------------   --------------
Japanese Yen             260,000   04/26/2002     $   1,999         $   (75)
Japanese Yen            (950,000)  01/22/2002        (7,267)            505
Japanese Yen          (1,080,000)  06/21/2002        (8,328)            610
Japanese Yen          (1,100,000)  05/24/2002        (8,469)            546
Japanese Yen          (2,320,000)  02/07/2002       (17,761)          1,683
Japanese Yen          (2,370,000)  05/10/2002       (18,232)          1,350
Japanese Yen          (3,270,000)  04/26/2002       (25,136)          1,700
Korean Won              (420,000)  01/28/2002          (322)              2
Korean Won            (1,730,000)  01/28/2002        (1,327)             (9)
Mexican New Peso          40,000   04/26/2002         4,278             122
Mexican New Peso         (78,000)  04/26/2002        (8,343)           (255)
Swiss Franc                4,300   05/24/2002         2,592             (10)
Swiss Franc                3,200   04/26/2002         1,929               6
Swiss Franc               (1,900)  04/26/2002        (1,145)             (2)
Swiss Franc               (4,300)  05/24/2002        (2,592)             26
Swiss Franc               (8,100)  06/21/2002        (4,884)            (31)
Swiss Franc              (20,900)  04/26/2002       (12,598)             26
                                                 ----------        --------
 Total.......................................    $ (203,339)        $ 2,829
                                                 ==========        ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1E). The market value at December 31, 2001 of all securities on loan is $ 81,083. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c)  The number of shares held, at December 31, 2001, was 0.22.

DEFINITIONS:

ADR  American Depositary Receipt
CVA  Certificaaten van aandelen (share certificates)

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  96

     JANUS GLOBAL

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost....................  $ 1,089,274
                                                         ===========
 Foreign cash, at cost.................................  $         3
                                                         ===========
 Investments in securities, at market value............  $ 1,080,708
 Cash..................................................          156
 Foreign cash..........................................            1
 Cash collateral for securities on loan................       84,207
 Receivables:
   Securities sold.....................................        1,256
   Interest............................................            4
   Dividends...........................................          518
   Dividend reclaims receivable........................           46
   Foreign currency contracts..........................        7,401
   Other...............................................          134
                                                         -----------
     Total assets......................................    1,174,431
                                                         -----------
LIABILITIES:
 Securities purchased..................................        2,358
 Accounts payable and accrued liabilities:
   Investment advisory fees............................          726
   Dividends to shareholders...........................            0
   Deposits for securities on loan.....................       84,207
   Foreign currency contracts..........................        4,572
   Other accrued liabilities...........................          376
                                                         -----------
     Total liabilities.................................       92,239
                                                         -----------
       Net assets......................................  $ 1,082,192
                                                         ===========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.......................      100,000
                                                         ===========
 Capital stock ($ .01 par value).......................  $       591
 Additional paid-in capital............................    1,282,181
 Accumulated net investment income (loss)..............       18,591
 Accumulated net realized gain (loss) on investment
   securities and foreign currency transactions........     (213,432)
 Net unrealized appreciation (depreciation) on:
   Investment securities...............................       (8,566)
   Foreign currency transactions.......................        2,827
                                                         -----------
 Net assets applicable to outstanding shares of
   capital.............................................  $ 1,082,192
                                                         ===========
 Shares outstanding....................................       59,087
                                                         ===========
 Net asset value and offering price per share..........  $     18.32
                                                         ===========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...............................................  $    6,644
 Dividends..............................................      13,160
 Foreign tax withheld...................................        (883)
                                                          ----------
     Total investment income............................      18,921
                                                          ----------
EXPENSES:
 Investment advisory fees...............................      10,430
 Printing and shareholder reports.......................         812
 Custody fees...........................................         734
 Administrative service fees............................         223
 Legal fees.............................................          67
 Auditing fees..........................................          25
 Directors fees.........................................          41
 Registration fees......................................           0
 Other fees.............................................          49
                                                          ----------
     Total expenses.....................................      12,381
                                                          ----------
 Net investment income (loss)...........................       6,540
                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities................................    (197,169)
   Foreign currency transactions........................      22,566
                                                          ----------
     Total net realized gain (loss).....................    (174,603)
                                                          ----------
 Change in unrealized appreciation (depreciation) on:
   Investment securities................................    (205,673)
   Foreign currency transactions........................      (1,931)
                                                          ----------
     Total change in unrealized appreciation
       (depreciation)...................................    (207,604)
                                                          ----------
 Net gain (loss) on investment securities and foreign
   currency transactions................................    (382,207)
                                                          ----------
     Net increase (decrease) in net assets resulting
       from operations..................................  $ (375,667)
                                                          ==========

The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  97

     JANUS GLOBAL

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------   ------------
OPERATIONS:
 Net investment income (loss)...............................   $    6,540     $    1,268
 Net realized gain (loss) on investment securities and
   foreign currency transactions............................     (174,603)       378,046
 Change in unrealized appreciation (depreciation) on
   investment securities and foreign currency
   transactions.............................................     (207,604)      (751,156)
                                                              -----------    -----------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (375,667)      (371,842)
                                                              -----------    -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (7,247)        (3,375)
 In excess of net investment income.........................       (4,250)       (57,447)
 Net realized gains.........................................            0       (372,391)
 In excess of net realized gains............................          (75)             0
                                                              -----------    -----------
   Total distributions......................................      (11,572)      (433,213)
                                                              -----------    -----------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................      247,217        686,751
 Dividends and distributions reinvested.....................       11,572        433,213
 Cost of shares redeemed....................................     (506,931)      (523,546)
                                                              -----------    -----------
   Increase (decrease) in net assets from capital share
     transactions...........................................     (248,142)       596,418
                                                              -----------    -----------
 Net increase (decrease) in net assets......................     (635,381)      (208,637)
NET ASSETS:
 Beginning of year..........................................    1,717,573      1,926,210
                                                              -----------    -----------
 End of year................................................  $ 1,082,192    $ 1,717,573
                                                              ===========    ===========
 Accumulated net investment income..........................   $   18,591      $     707
                                                              ===========    ===========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                        DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                 2001          2000          1999          1998         1997
                                                              -----------   -----------   -----------   -----------   ---------
Net asset value, beginning of year..........................  $     23.97   $     37.46        $23.71   $     19.04   $   18.12
                                                              -----------   -----------   -----------   -----------   ---------
 Income from operations:
   Net investment income (loss).............................         0.10          0.02         (0.04)         0.05        0.08
   Net realized and unrealized gain (loss) on investments...        (5.57)        (6.06)        16.42          5.61        3.32
                                                              -----------   -----------   -----------   -----------   ---------
     Net income (loss) from operations......................        (5.47)        (6.04)        16.38          5.66        3.40
                                                              -----------   -----------   -----------   -----------   ---------
 Distributions:
   Dividends from net investment income.....................        (0.11)        (0.05)         0.00         (0.13)      (0.13)
   Dividends in excess of net investment income.............        (0.07)        (0.85)         0.00          0.00       (1.01)
   Distributions from net realized gains on investments.....         0.00         (6.55)        (2.63)        (0.80)      (1.34)
   Distributions in excess of net realized gains on
     investments............................................         0.00          0.00          0.00         (0.06)       0.00
                                                              -----------   -----------   -----------   -----------   ---------
     Total distributions....................................        (0.18)        (7.45)        (2.63)        (0.99)      (2.48)
                                                              -----------   -----------   -----------   -----------   ---------
Net asset value, end of year................................  $     18.32   $     23.97        $37.46   $     23.71   $   19.04
                                                              ===========   ===========   ===========   ===========   =========
Total return................................................     (22.84)%      (17.55)%       71.10 %       30.01 %     18.75 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 1,082,192   $ 1,717,573    $1,926,210   $ 1,069,765   $ 785,966
   Ratio of expenses to average net assets..................       0.95 %        0.89 %        0.92 %        0.95 %      1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................       0.50 %        0.06 %       (0.14)%        0.23 %      0.41 %
   Portfolio turnover rate..................................      83.21 %       82.42 %       68.10 %       87.36 %     97.54 %

The notes to the financial statements are an integral part of this report.


                    AEGON\Transamerica Series Fund, Inc.  98

     JANUS GLOBAL

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global (the "portfolio", formerly known as WRL Janus Global) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at December 31, 2001 are listed in the Schedule of Investments.

E. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100% by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 442 is included in interest income.

F. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts

                    AEGON/Transamerica Series Fund, Inc.  99

     JANUS GLOBAL

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ 22,841 and Accumulated net realized gain (loss) for $ (22,841) are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

G. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 19,905 of short-term capital gains are included in distributions of net investment income.

H. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
0.80 %           1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Janus Capital Corporation ("Janus") to provide investment services to the portfolio and compensates Janus as described in the Fund's Statement of Additional Information.

Janus may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Janus. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Janus during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of

                   AEGON/Transamerica Series Fund, Inc.  100

     JANUS GLOBAL

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 29. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government........  $ 953,556
  U.S. Government securities.................    638,037

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government........    995,219
  U.S. Government securities.................    754,969

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                          DECEMBER 31,
                                        -----------------
                                         2001      2000
                                        -------   -------
Shares issued.........................   12,283    18,208
Shares issued - reinvestment of
  dividends and distributions.........      603    16,105
Shares redeemed.......................  (25,455)  (14,076)
                                        -------   -------
Net increase (decrease) in shares
  outstanding.........................  (12,569)   20,237
                                        =======   =======

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 16,498 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
   $ 181,151       December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis......................  $ 1,105,059
                                              ===========
Unrealized appreciation.....................  $    77,052
Unrealized (depreciation)...................     (101,403)
                                              -----------
Net unrealized appreciation
  (depreciation)............................  $   (24,351)
                                              ===========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of net expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of net expenses to average net assets is calculated based on total expenses less fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc.  101

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Janus Global

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Global (previously WRL Janus Global) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc.(previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                   AEGON/Transamerica Series Fund, Inc.  102

GABELLI GLOBAL GROWTH

....seeks appreciation of capital.

MARKET ENVIRONMENT

September 11th and its aftermath will shape the global economies for a generation to come. Several developments underscore the strength of free market economics, with the most notable being China's quick entry into the World Trade Organization on September 12th. We are in the middle of a global economic slow-down, but globally coordinated monetary, and in many cases, fiscal policies will set a strong foundation for the year ahead.

The current investment environment is challenging. In the plus column we have accommodating central bank policy, low and falling inflation, and in the case of Europe and Japan the prospects for significant reform. On the negative side, the U.S. slowdown appears to have traveled across the Atlantic. Recent evidence suggests that the European Central Bank ("ECB") has been over confident. The ease at which this happened can probably be laid at the doorstep of multinational companies. During the past decade there has been an unprecedented amount of investment made in the United States by European companies. Of course, the European activities of major U.S. companies are well known. Ford Motor Company, Microsoft Corporation, Intel Corporation and International Business Machines Corporation are household names in Europe. As the slowdown unfolds in the U.S., both American and European multinationals have cut spending in Europe.

In Europe, leading telecommunications companies have been cleaning up their balance sheets through rights offerings (selling the public rights to buy additional equities shares), lowering interest costs through refinancing and reducing debt through the sale of non-core assets. Stronger balance sheets and higher stock prices should lead to more consolidation in the year ahead.

Advertising-supported media stocks went from being the portfolio's worst performers through the first three quarters of 2001 to our biggest winners in the fourth quarter. With the Salt Lake City Winter Olympics just a few weeks away and America's patriotic fervor promising good ratings, broadcasters should get a shot in the arm. Also, with partisan politics rearing its ugly head over a fiscal stimulus package, we can expect mid-term election political advertising to be strong. We believe advertising and media supported earnings will surprise on the upside in the quarters ahead, helping sustain the strong rally begun in the fourth quarter.

PERFORMANCE

The past 12 months have been one of the most challenging times to invest. Despite the declines, we are committed to the investment choices we have made. This past year will be difficult to fully recover, but we expect 2002 to illustrate the beginnings of a new environment of opportunities. For the year ended December 31, 2001, Gabelli Global Growth returned (10.11)% as compared to its benchmark, the Morgan Stanley Capital International World Free Index, which returned (16.52)%.

STRATEGY REVIEW

Gabelli Global Growth was formed to take advantage of the exceptional investment opportunities that were evolving around the world. We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. Our primary focus is on security selection and not country allocation, but the portfolio will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

OUTLOOK

Obviously, lower interest rates and the tax rebate will support consumer spending, but it is unlikely that the U.S. consumer (the hero of the global economy) can continue to carry the economy on his heavily indebted back. Help is needed from Europe and Japan. As the inflation threat wanes in Europe over the next few months, we believe that the ECB will follow the Federal Reserve Board and reduce interest rates more aggressively. This should act to spur demand in Europe. Looking ahead, we expect a recovery in corporate earnings during 2002, and markets are likely to discount this by a few months.

/s/ MARC J. GABELLI
---------------------
MARC J. GABELLI
Gabelli Global Growth
Portfolio Manager

The views expressed in this commentary on Gabelli Global Growth reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

                   AEGON/Transamerica Series Fund, Inc.  103

GABELLI GLOBAL GROWTH

We are in the middle of a global economic slowdown, but globally coordinated monetary, and in many cases, fiscal policies will set a strong foundation for the year ahead.

                                         [GABELLI ASSET MANAGEMENT COMPANY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Gabelli Global Growth and Morgan Stanley Capital International World Free Index.

[_] Gabelli Global Growth              $ 8,180

[_] MSCI World Free                    $ 7,422

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
 (10.11)%          N/A               N/A               (14.01)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Free Index over the same time frame.

                                                         MSCI World
                                          Portfolio         Free
             Inception 9/1/00              $10,000        $10,000
             Period Ended 12/31/00         $ 9,100        $ 8,891
             FYE 12/31/01                  $ 8,180        $ 7,422

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Grupo Televisa SA de CV - ADR                     2.17%
Liberty Media Corporation - Class A               1.65%
Ticketmaster - Class B                            1.62%
Tyco International Ltd.                           1.54%
AT&T Corp.                                        1.53%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                               17.75%
Communication                                     6.18%
Radio & Television Broadcasting                   5.92%
Electronic Components & Accessories               2.96%
Electronic & Other Electric Equipment             2.78%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

                   AEGON/Transamerica Series Fund, Inc.  104

     GABELLI GLOBAL GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
PREFERRED STOCKS (0.35 %)

   CHEMICALS & ALLIED PRODUCTS (0.35 %)

 Henkel KGaA.................................     4,565     $   256
                                                           --------
 Total Preferred Stocks
 (cost: $ 262)..........................................        256
                                                           --------

COMMON STOCKS (62.12 %)

   AEROSPACE (0.33 %)

 BAE Systems PLC.............................        75          (d)
 Lockheed Martin Corporation.................     5,100         238

   APPAREL & ACCESSORY STORES (0.49 %)

 Ross Stores, Inc. (b).......................    11,000         353

   APPAREL PRODUCTS (0.74 %)

 Marzotto SpA................................    66,800         537

   AUTOMOTIVE (1.55 %)

 Delphi Automotive Systems Corporation.......    33,850         462
 Pininfarina SpA.............................     8,350         141
 Toyota Industries Corporation (b)...........    11,500         168
 Toyota Motor Corporation....................    13,850         351

   BEVERAGES (0.78 %)

 Coca-Cola Femsa SA - ADR....................    14,000         281
 Pepsi Bottling Group, Inc. (The)............    12,100         284

   BUSINESS SERVICES (1.40 %)

 Asatsu-DK Inc. .............................     1,600          31
 CMGI, Inc. (a)..............................     9,500          15
 Vivendi Universal...........................    17,700         970

   CHEMICALS & ALLIED PRODUCTS (0.61 %)

 Bayer AG....................................     8,290         264
 Shin-Etsu Chemical Co., Ltd. ...............     5,000         180

   COMMERCIAL BANKS (1.16 %)

 Banca Intesa SpA............................    26,000          65
 Banca Monte dei Paschi di Siena SpA.........    63,225         159
 Bank of Ireland.............................    54,925         510
 HSBC Holdings PLC...........................       312           4
 Mitsubishi Tokyo Financial Group, Inc. (a)..        15         101

   COMMUNICATION (6.18 %)

 Cablevision Systems Corporation - Class A
   (a) (b)...................................    18,775         891
 Cablevision Systems Corporation -
   Rainbow Media Group (a) (b)...............    24,050         594
 CANAL +.....................................       600           2
 Liberty Media Corporation - Class A (a).....    85,350       1,195
 NTL Incorporated (a)........................   348,250         327

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
COMMON STOCKS (CONTINUED)

   COMMUNICATION (CONTINUED)

 United Pan-Europe
   Communications NV (a).....................    22,000     $    10
 UnitedGlobalCom, Inc. - Class A (a) (b).....   172,450         862
 Viacom, Inc. - Class B (a)..................    13,450         594

   COMMUNICATIONS EQUIPMENT (1.62 %)

 L-3 Communications
   Holdings, Inc. (a) (b)....................     9,700         873
 Loral Space & Communications Ltd. ..........   101,975         305

   COMPUTER & DATA PROCESSING SERVICES (2.16 %)

 Hudson Soft Co., Ltd. (a)...................       140           1
 Microsoft Corporation (a)...................     5,900         391
 Ticketmaster - Class B (a)..................    71,700       1,175

   COMPUTER & OFFICE EQUIPMENT (0.30 %)

 Fujitsu Limited.............................    30,000         219

   DEPARTMENT STORES (0.20 %)

 Fast Retailing Co., Ltd. ...................     1,625         145

   EDUCATIONAL SERVICES (0.41 %)

 Benesse Corporation.........................    11,500         299

   ELECTRIC SERVICES (0.09 %)

 Scottish and Southern Energy PLC............     7,000          62

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.78 %)

 Kyocera Corporation.........................     8,200         536
 Nintendo Co., Ltd. .........................     1,750         307
 Samsung Electronics - GDR - 144A (b) (c)....     6,120         710
 Sony Corporation............................    10,125         463

   ELECTRONIC COMPONENTS & ACCESSORIES (2.96 %)

 Egide (a)...................................       106           8
 Murata Manufacturing Company, Ltd. .........     7,400         446
 Rohm Company, Ltd. .........................     3,275         426
 Toshiba Corporation.........................    42,000         144
 Tyco International Ltd. ....................    19,000       1,119

   ENVIRONMENTAL SERVICES (0.27 %)

 Allied Waste Industries, Inc. (a)...........    13,770         194

   FINANCE (0.38 %)

 Nasdaq - 100 Shares (a).....................     7,100         276

   FOOD & KINDRED PRODUCTS (0.83 %)

 Archer Daniels Midland Co. .................    30,500         438
 Beghin-Say (a)..............................     4,500         164

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  105

     GABELLI GLOBAL GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
COMMON STOCKS (CONTINUED)
   FOOD STORES (0.17 %)

 Centros Comerciales Carrefour SA............    10,000     $   120

   INSTRUMENTS & RELATED PRODUCTS (0.19 %)

 Fuji Photo Film Co., Ltd. ..................       500          18
 Nikon Corporation...........................    16,000         123

   INSURANCE (0.36 %)

 Converium Holding AG (a)....................     2,100         102
 Irish Life & Permanent PLC..................    15,750         160

   LEATHER & LEATHER PRODUCTS (0.79 %)

 Coach, Inc. (a).............................    14,675         572

   MACHINERY, EQUIPMENT & SUPPLIES (0.32 %)

 THK Co., Ltd. ..............................    16,100         235

   METAL MINING (0.17 %)

 Harmony Gold Mining Company Limited.........    18,500         121

   MOTION PICTURES (1.42 %)

 Blockbuster Inc. - Class A..................    22,100         557
 News Corporation Limited (The) - ADR........    16,550         438
 Shaw Brothers (Hong Kong) Limited...........    35,000          32

   OIL & GAS EXTRACTION (2.38 %)

 Devon Energy Corporation....................    14,925         577
 ENI - Ente Nazionale Idrocarburi............    20,350         255
 Stolt Offshore SA (a).......................    27,200         240
 Technip SA..................................     2,925         391
 Total Fina Elf SA...........................     1,850         264

   PERSONAL SERVICES (1.01 %)

 Cendant Corp. (a) (b).......................    37,500         735

   PETROLEUM REFINING (0.19 %)

 BP Amoco PLC................................    17,700         138

   PHARMACEUTICALS (1.93 %)

 Boiron SA...................................     2,375         148
 Novartis AG.................................     8,750         316
 Roche Holdings AG...........................     3,775         270
 Takeda Chemical Industries, Ltd. ...........    14,700         666

   PRIMARY METAL INDUSTRIES (1.49 %)

 Companhia Siderurgica Nacional SA - ADR.....     1,200          19
 Furukawa Electric Co., Ltd. (The)...........    84,800         451
 Pohang Iron & Steel Co., Ltd. - ADR.........    25,450         585
 Tubos de Acero de Mexico SA - ADR...........     2,800          25

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
COMMON STOCKS (CONTINUED)
   PRINTING & PUBLISHING (0.74 %)
 United Business Media PLC...................    39,000     $   280
 Washington Post Company (The) -
   Class B...................................       480         254

   RADIO & TELEVISION BROADCASTING (5.92 %)

 Fox Kids Europe NV..........................    50,375         516
 Grupo Televisa SA de CV - ADR (a)...........    36,500       1,576
 Nippon Broadcasting System,
   Incorporated..............................    27,000         722
 NRJ Groupe..................................    27,375         511
 Paxson Communications Corporation (a).......    13,925         146
 USA Networks, Inc. (a)......................    21,275         581
 Young Broadcasting Inc. -
   Class A (a)...............................    13,500         242

   RETAIL TRADE (0.06 %)

 ValueVision International, Inc. - Class A
   (a).......................................     2,400          47

   SECURITY & COMMODITY BROKERS (1.99 %)

 Lehman Brothers Holdings Inc. ..............     6,475         433
 Merrill Lynch & Co., Inc. ..................    10,975         572
 Nikko Securities Co., Ltd. (The)............    97,350         435
 Reuters Group PLC...........................       125           1

   TELECOMMUNICATIONS (17.75 %)

 AT&T Corp. .................................    61,175       1,110
 AT&T Wireless Services, Inc. (a) (b)........    41,944         603
 Broadwing Inc. (a)..........................    67,200         638
 BT Group PLC (a)............................   185,125         682
 Centennial Communications Corp. (a).........     9,375          96
 Deutsche Telekom AG.........................    14,950         258
 Embratel Participacoes SA - ADR.............     4,200          17
 Filtronic PLC...............................    35,200         184
 KDDI Corporation............................       178         333
 Leap Wireless International, Inc. ..........    33,700         707
 McLeodUSA Incorporated - Class A (a)........    20,000           7
 mmO2 PLC (a)................................   452,000         569
 Nextel Communications, Inc. -
   Class A (a)...............................    81,325         891
 NTT DoCoMo, Inc. ...........................        22         259
 Rogers Communications Inc. -
   Class B (a)...............................    40,225         676
 Rural Cellular Corporation -
   Class A (a) (b)...........................    27,500         612
 Sprint Corporation (FON Group)..............    32,650         656
 Sprint Corporation (PCS
   Group) (a) (b)............................    23,775         580
 Tele Norte Celular Participacoes SA - ADR
   (b).......................................     7,100         162
 Telefonica SA (a)...........................    37,825         507
 Telemig Celular Participacoes SA - ADR......    11,475         432
 Telephone and Data Systems, Inc. ...........    10,200         915
 United States Cellular Corporation (a)......    12,800         579

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  106

     GABELLI GLOBAL GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
COMMON STOCKS (CONTINUED)

   TELECOMMUNICATIONS (CONTINUED)

 Vodafone Group PLC..........................   205,600     $   538
 WorldCom, Inc. - MCI Group (b)..............    24,920         316
 WorldCom, Inc. - WorldCom Group (a).........    38,050         536
                                                           --------
 Total Common Stocks
 (cost: $ 46,243)............................              45,027 ...
                                                           --------
                                               PRINCIPAL    MARKET
                                                AMOUNT      VALUE
                                               ---------   --------
SHORT-TERM U.S. GOVERNMENT
OBLIGATIONS (27.60 %)

 U.S. Treasury Bill
   2.18 %, due 01/03/2002....................  $  1,005    $  1,005
 U.S. Treasury Bill
   1.69 %, due 01/10/2002....................    10,006      10,002
 U.S. Treasury Bill
   1.63 %, due 01/10/2002....................     2,001       2,000
 U.S. Treasury Bill
   1.74 %, due 03/07/2002....................     3,011       3,002
 U.S. Treasury Bill
   1.67 %, due 03/14/2002....................     2,008       2,001
 U.S. Treasury Bill
   1.69 %, due 03/21/2002....................     2,008       2,001
                                                           --------
 Total Short-Term U.S. Government Obligations (cost:
   $ 20,011)............................................     20,011
                                                           --------
 Total Investment Securities (cost: $ 66,516)...........   $ 65,294
                                                           ========

                                                            MARKET
                                               PERCENTAGE   VALUE
                                               ----------  --------
SUMMARY:

 Investments, at market value................   90.07 %    $ 65,294
 Other assets in excess of liabilities.......    9.93 %       7,201
                                               --------    --------
 Net assets..................................  100.00 %    $ 72,495
                                               ========    ========
INVESTMENTS BY COUNTRY:

 France......................................    3.76 %    $  2,457
 Germany.....................................    1.19 %         778
 Hong Kong...................................    0.05 %          32
 Ireland.....................................    1.03 %         670
 Italy.......................................    1.77 %       1,156
 Japan.......................................   10.60 %       6,925
 Netherlands.................................    0.81 %         526
 Norway......................................    0.37 %         240
 South Africa................................    0.19 %         121
 Spain.......................................    0.96 %         627
 Switzerland.................................    1.05 %         688
 United Kingdom..............................    3.15 %       2,054
 United States...............................   75.07 %      49,020
                                                --------   --------
   Investments, at market value..............   100.00 %   $ 65,294
                                                ========   ========

FORWARD FOREIGN CURRENCY CONTRACTS:

                                               AMOUNT IN          NET
                                              U.S. DOLLARS     UNREALIZED
                       BOUGHT    SETTLEMENT      BOUGHT       APPRECIATION
CURRENCY               (SOLD)       DATE         (SOLD)      (DEPRECIATION)
--------               -------   ----------   ------------   --------------
British Pound              441   01/02/2002      $  642           $  3
Euro Dollar                328   01/04/2002         292              2
Hong Kong Dollar           252   01/03/2002          32              0
Japanese Yen            62,170   01/07/2002         475              1
Norwegian Krone          1,885   01/04/2002         210              1
Swedish Krona           (5,733)  01/04/2002        (546)            (2)
Swiss Franc             (1,114)  01/04/2002        (671)            (8)
                                                 ------           ----
 Total                                           $  434           $ (3)
                                                 ======           ====

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see
    Note 1E). The market value at December 31, 2001 of all securities on loan is $ 4,378. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(d) Market value is less than $ 1.

DEFINITIONS:
ADR American Depositary Receipt
GDR Global Depository Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  107

     GABELLI GLOBAL GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost.......................  $ 66,516
                                                            ========
 Investments in securities, at market value...............  $ 65,294
 Cash.....................................................    10,637
 Cash collateral for securities on loan...................     5,694
 Receivables:
   Securities sold........................................     9,733
   Interest...............................................         9
   Dividends..............................................        37
   Dividend reclaims receivable...........................         3
   Foreign currency contracts.............................         7
   Other..................................................        14
                                                            --------
     Total assets.........................................    91,428
                                                            --------
LIABILITIES:
 Securities purchased.....................................    13,147
 Accounts payable and accrued liabilities:
   Investment advisory fees...............................        59
   Dividends to shareholders..............................         0
   Deposits for securities on loan........................     5,694
   Foreign currency contracts.............................        10
   Other accrued liabilities..............................        23
                                                            --------
     Total liabilities....................................    18,933
                                                            --------
       Net assets.........................................  $ 72,495
                                                            ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized..........................    50,000
                                                            ========
 Capital stock ($ .01 par value)..........................   $    89
 Additional paid-in capital...............................    77,468
 Accumulated net investment income (loss).................       296
 Accumulated net realized gain (loss) on investment
   securities and foreign currency transactions...........    (4,127)
 Net unrealized appreciation (depreciation) on:
   Investment securities..................................    (1,222)
   Foreign currency transactions..........................        (9)
                                                            --------
 Net assets applicable to outstanding shares of capital...  $ 72,495
                                                            ========
 Shares outstanding.......................................     8,873
                                                            ========
 Net asset value and offering price per share.............  $   8.17
                                                            ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest.................................................   $   607
 Dividends................................................       253
 Foreign tax withheld.....................................       (17)
                                                            --------
     Total investment income..............................       843
                                                            --------
EXPENSES:
 Investment advisory fees.................................       449
 Printing and shareholder reports.........................        41
 Custody fees.............................................        58
 Administrative service fees..............................        10
 Legal fees...............................................         3
 Auditing fees............................................         7
 Directors fees...........................................         2
 Registration fees........................................         0
 Other fees...............................................         3
                                                            --------
     Total expenses.......................................       573
LESS:
 Advisory fee waiver and expense reimbursement............        34
                                                            --------
     Net expenses.........................................       539
                                                            --------
 Net investment income (loss).............................       304
                                                            --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities..................................    (4,007)
   Foreign currency transactions..........................        (5)
                                                            --------
     Total net realized gain (loss).......................    (4,012)
                                                            --------
 Change in unrealized appreciation (depreciation) on:
   Investment securities..................................      (773)
   Foreign currency transactions..........................        (7)
                                                            --------
     Total change in unrealized appreciation
       (depreciation).....................................      (780)
                                                            --------
 Net gain (loss) on investment securities and foreign
   currency transactions..................................    (4,792)
                                                            --------
     Net increase (decrease) in net assets resulting from
       operations.........................................  $ (4,488)
                                                            ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  108

     GABELLI GLOBAL GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                 2001       2000(1)
                                                              ----------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $      304   $      61
 Net realized gain (loss) on investment securities and
   foreign currency transactions............................      (4,012)       (120)
 Change in unrealized appreciation (depreciation) on
   investment securities and foreign currency
   transactions.............................................        (780)       (451)
                                                              ----------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................      (4,488)       (510)
                                                              ----------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................         (64)          0
 In excess of net investment income.........................           0           0
 Net realized gains.........................................           0           0
 In excess of net realized gains............................           0           0
                                                              ----------   ---------
   Total distributions......................................         (64)          0
                                                              ----------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     117,374      16,001
 Dividends and distributions reinvested.....................          64           0
 Cost of shares redeemed....................................     (53,942)     (1,940)
                                                              ----------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................      63,496      14,061
                                                              ----------   ---------
 Net increase (decrease) in net assets......................      58,944      13,551
NET ASSETS:
 Beginning of year..........................................      13,551           0
                                                              ----------   ---------
 End of year................................................  $   72,495   $  13,551
                                                              ==========   =========
 Accumulated net investment income..........................  $      296   $      61
                                                              ==========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                 2001       2000(1)
                                                              ----------   ---------
Net asset value, beginning of year..........................  $     9.10   $   10.00
                                                              ----------   ---------
 Income from operations:
   Net investment income (loss).............................        0.06        0.10
   Net realized and unrealized gain (loss) on investments...       (0.98)      (1.00)
                                                              ----------   ---------
     Net income (loss) from operations......................       (0.92)      (0.90)
                                                              ----------   ---------
 Distributions:
   Dividends from net investment income.....................       (0.01)       0.00
   Dividends in excess of net investment income.............        0.00        0.00
   Distributions from net realized gains on investments.....        0.00        0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00        0.00
                                                              ----------   ---------
     Total distributions....................................       (0.01)       0.00
                                                              ----------   ---------
Net asset value, end of year................................  $     8.17   $    9.10
                                                              ==========   =========
Total return................................................    (10.11)%     (9.00)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $   72,495   $  13,551
   Ratio of total expenses to average net assets............      1.28 %      1.99 %
   Ratio of net expenses to average net assets..............      1.20 %      1.20 %
   Ratio of net investment income (loss) to average net
     assets.................................................      0.68 %      3.32 %
   Portfolio turnover rate..................................    109.72 %      5.62 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  109

     GABELLI GLOBAL GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Gabelli Global Growth (the "portfolio", formerly known as WRL Gabelli Global Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was September 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at December 31, 2001 are listed in the Schedule of Investments.

E. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities

                   AEGON/Transamerica Series Fund, Inc.  110

     GABELLI GLOBAL GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

lending income, net of related expenses, of $ 11 is included in interest income.

F. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ (5) and Accumulated net realized gain (loss) for $ 5 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

G. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

H. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   1.00 %         1.20 %

AEGON/Transamerica Advisers receives compensation for its services at 1.00 % of the first $ 500 million of the portfolio's average daily net assets; .90 % of average daily net assets over $ 500 million up to $ 1 billion; and .80 % of average daily net assets in excess of $ 1 billion.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Gabelli Asset Management Company ("Gabelli") to provide investment services to the portfolio and compensates Gabelli as described in the Fund's Statement of Additional Information.

Gabelli may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Gabelli. The Fund has been informed that brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or Gabelli during the year ended December 31, 2001, in the amount of $ 2.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

                   AEGON/Transamerica Series Fund, Inc.  111

     GABELLI GLOBAL GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 71,376
  U.S. Government securities..................    99,719
Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    27,476
  U.S. Government securities..................    88,303

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                          ----------------
                                           2001    2000(1)
                                          ------   -------
Shares issued...........................  13,913    1,695
Shares issued - reinvestment of
  dividends and distributions...........       8        0
Shares redeemed.........................  (6,536)    (207)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................   7,385    1,488
                                          ======   ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital and foreign currency losses incurred in the two month period prior to December 31, 2001 of $ 1,922 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
    $ 1,697        December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 67,048
                                                ========
Unrealized appreciation.......................  $  2,512
Unrealized (depreciation).....................    (4,266)
                                                --------
Net unrealized appreciation (depreciation)....  $ (1,754)
                                                ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net assets that equal total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc.  112

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Gabelli Global Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gabelli Global Growth (previously WRL Gabelli Global Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 1, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                   AEGON/Transamerica Series Fund, Inc.  113

GREAT COMPANIES - GLOBAL(2)

....seeks long-term growth of capital in a manner consistent with preservation of capital.

MARKET ENVIRONMENT

The past year's global economic environment was one of the most difficult in history as most major stock markets posted double-digit declines. Domestically, the United States entered recession in the spring of 2001 and remained there for the rest of the year. As a result, the Standard and Poor's 500 Composite Stock Index posted its second straight year of negative returns, despite eleven Federal Reserve Board rate cuts.

Clearly 2001 highlighted the interdependence of global markets as several major economies declined despite efforts to avoid repercussions from the U.S. recession. The Dow Jones STOXX Index of 600 major European companies fell nearly 21 % during the year with many technology-related issues fairing far worse.

Japan's economy continued to struggle as the large Japanese banks increased the pace of bad debt write-offs, manufacturing companies accelerated layoffs, and companies and individuals declared bankruptcy at an alarming rate. Despite the Japanese government taking an aggressive stance with fiscal and monetary policy to lessen the severity of the recession, the Japanese Nikkei 225 finished down more than 20 % for the year.

Outside the major markets of Japan, Europe and the United States, by the end of the year Argentina faced devaluation of its currency. The possibility of an Argentinean default or devaluation affected asset values throughout the world.

However, as the year closed, the leaders of the major world economies were determined to reverse the course. Despite the events of September 11th, by the end of the year signs of an economic recovery in the United States and other major economies became visible.

PERFORMANCE

For the year ended December 31, 2001, Great Companies - Global(2) returned (16.84)%. By comparison, its benchmark the Morgan Stanley Capital International World Index returned (16.52)%. However, as a result of changes we made to the portfolio in August of 2001 described below, the fund outperformed its benchmark in the fourth quarter of 2001 returning 15.3 % compared to 8.7 % for the index.

STRATEGY REVIEW

As investors seeking to create long-term wealth, we carefully select companies in businesses we believe have favorable economics and great management teams. As the portfolio manager, we are convinced that once we identify a Great Company, we must invest in that company at the right price. We believe that over the long term, a company's stock price approaches its intrinsic value, or the present value of a company's expected future cash flows.

To enhance our strategy, we reduced the number of holdings in the portfolio from 62 to fewer than 30. Before August, the portfolio included all of the stocks in Great Companies-America(SM) and Great Companies-Technology(SM). Now the portfolio only includes a representative sample of those stocks; primarily those stocks trading at the greatest discount to intrinsic value. We believe a more concentrated portfolio will allow us to favor stocks trading at significant discounts to their intrinsic value. We believe, and recent studies have shown, that concentrated portfolios tend to outperform widely diversified portfolios.

OUTLOOK

Despite the economic difficulties of the past year, many of the companies in our portfolio, both foreign and domestic, have increased their market share and are currently trading at significant discounts to their intrinsic value. With the advent of the Euro in several European countries, the expansion of global trade and aggressive monetary policies, we believe the global economies will once again return to sustainable growth. As the globe moves out of the current recession, we expect the global Great Companies to outperform their competitors both in their industries and stock price.


/s/ JAMES H. HUGUET                          /s/ GERALD W. BOLLMAN
-------------------                          ---------------------
JAMES H. HUGUET                                GERALD W. BOLLMAN

                           Great Companies - Global(2)
                               Portfolio Managers

The views expressed in this commentary on Great Companies - Global(2) reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

                   AEGON/Transamerica Series Fund, Inc.  114

GREAT COMPANIES - GLOBAL(2)

Clearly 2001 highlighted the interdependence of global markets.

                                                    [GREAT COMPANIES, LLC LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Great Companies - Global(2) and the Morgan Stanley Capital International World Index

[_] Great Companies - Global(2)       $ 7,102

[_] MSCI World                        $ 7,422

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
    1 Year         5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
   (16.84)%          N/A               N/A                (22.66)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index over the same time frame.

                                                           MSCI
                                          Portfolio        World
             Inception 9/1/00              $10,000        $10,000
             Period Ended 12/31/00         $ 8,540        $ 8,891
             FYE 12/31/01                  $ 7,102        $ 7,422

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
General Electric Company                          5.81%
AstraZeneca Group PLC - ADR                       5.42%
American International Group, Inc.                5.19%
Medtronic, Inc.                                   5.01%
Credit Suisse Group - ADR                         4.68%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                  14.35%
Electronic & Other Electric Equipment            12.43%
Computer & Office Equipment                      10.70%
Commercial Banks                                  9.30%
Security & Commodity Brokers                      8.46%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

                   AEGON/Transamerica Series Fund, Inc.  115

     GREAT COMPANIES - GLOBAL(2)

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (95.79 %)

   BUSINESS SERVICES (4.39 %)

 Vivendi Universal - ADR....................    13,100    $    705

   CHEMICALS & ALLIED PRODUCTS (7.74 %)

 Colgate-Palmolive Company..................     9,600         554
 L'Oreal SA - ADR...........................    47,800         689

   COMMERCIAL BANKS (9.30 %)

 Citigroup Inc. ............................    14,700         742
 Credit Suisse Group - ADR..................    17,600         751

   COMPUTER & DATA PROCESSING SERVICES (4.05 %)

 Microsoft Corporation (a)..................     4,900         325
 SAP AG - ADR...............................    10,200         326

  COMPUTER & OFFICE EQUIPMENT (10.70 %)

 Canon Inc. - ADR...........................    20,400         715
 Cisco Systems, Inc. (a)....................    17,100         310
 International Business Machines
   Corporation..............................     3,000         363
 Sun Microsystems, Inc. (a).................    26,900         331

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (12.43 %)

 General Electric Company...................    23,300         933
 Samsung Electronics - GDR - 144A (b).......     4,200         487
 Sony Corporation - ADR.....................    12,800         577

   ELECTRONIC COMPONENTS & ACCESSORIES (1.92 %)

 Intel Corporation..........................     9,800         308

   FOOD & KINDRED PRODUCTS (4.28 %)

 Nestle SA - ADR............................    12,900         688

   INSURANCE (5.19 %)

 American International Group, Inc..........    10,500         834

   LIFE INSURANCE (3.71 %)

 ING Groep NV - ADR.........................    23,400         596

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)

   MEDICAL INSTRUMENTS & SUPPLIES (5.01 %)

 Medtronic, Inc. ...........................    15,700    $    804

   MOTION PICTURES (4.26 %)

 News Corporation Limited (The) - ADR.......    21,500         684

   PHARMACEUTICALS (14.35 %)

 AstraZeneca Group PLC - ADR................    18,700         871
 Johnson & Johnson..........................    11,850         700
 Pfizer Inc. ...............................    18,400         733

   SECURITY & COMMODITY BROKERS (8.46 %)

 Goldman Sachs Group, Inc. (The)............     7,900         733
 Merrill Lynch & Co., Inc...................    12,000         625
                                                          --------
 Total Common Stocks
 (cost: $ 15,040)......................................     15,384
                                                          --------
 Total Investment Securities
 (cost: $ 15,040)......................................   $ 15,384
                                                          ========

SUMMARY:
 Investments, at market value...............     95.79%   $ 15,384
 Other assets in excess of liabilities......      4.21%        676
                                               -------    --------
 Net assets.................................    100.00%   $ 16,060
                                               =======    ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS:

ADR  American Depositary Receipt
GDR  Global Depository Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  116

     GREAT COMPANIES - GLOBAL(2)

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 15,040
                                                           ========
 Investments in securities, at market value..............  $ 15,384
 Cash....................................................       683
 Receivables:
   Securities sold.......................................         0
   Interest..............................................         0
   Dividends.............................................         6
   Dividend reclaims receivable..........................         1
   Other.................................................         0
                                                           --------
     Total assets........................................    16,074
                                                           --------
LIABILITIES:
 Securities purchased....................................         0
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        11
   Dividends to shareholders.............................         0
   Other accrued liabilities.............................         3
                                                           --------
     Total liabilities...................................        14
                                                           --------
       Net assets........................................  $ 16,060
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     23
 Additional paid-in capital..............................    17,225
 Accumulated net investment income (loss)................        12
 Accumulated net realized gain (loss) on investment
   securities............................................    (1,544)
 Net unrealized appreciation (depreciation) on investment
   securities............................................       344
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 16,060
                                                           ========
 Shares outstanding......................................     2,261
                                                           ========
 Net asset value and offering price per share............  $   7.10
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $     24
 Dividends...............................................        89
 Foreign tax withheld....................................        (3)
                                                           --------
     Total investment income.............................       110
                                                           --------
EXPENSES:
 Investment advisory fees................................        78
 Printing and shareholder reports........................        12
 Custody fees............................................        52
 Administrative service fees.............................         3
 Legal fees..............................................         1
 Auditing fees...........................................         7
 Directors fees..........................................         1
 Registration fees.......................................         0
 Other fees..............................................         1
                                                           --------
     Total expenses......................................       155
LESS:
 Advisory fee waiver and expense reimbursement...........        57
                                                           --------
     Net expenses........................................        98
                                                           --------
 Net investment income (loss)............................        12
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......    (1,524)
 Change in unrealized appreciation (depreciation) on
   investment securities.................................       551
                                                           --------
 Net gain (loss) on investment securities................      (973)
                                                           --------
     Net increase (decrease) in net assets resulting from
       operations........................................  $   (961)
                                                           ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  117

     GREAT COMPANIES - GLOBAL(2)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001       2000(1)
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $      12   $       4
 Net realized gain (loss) on investment securities..........     (1,524)        (20)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................        551        (207)
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................       (961)       (223)
                                                              ---------   ---------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................         (4)          0
 In excess of net investment income.........................          0           0
 Net realized gains.........................................          0           0
 In excess of net realized gains............................          0           0
                                                              ---------   ---------
   Total distributions......................................         (4)          0
                                                              ---------   ---------

CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     17,256       5,462
 Dividends and distributions reinvested.....................          4           0
 Cost of shares redeemed....................................     (5,292)       (182)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................     11,968       5,280
                                                              ---------   ---------
 Net increase (decrease) in net assets......................     11,003       5,057

NET ASSETS:
 Beginning of year..........................................      5,057           0
                                                              ---------   ---------
 End of year................................................  $  16,060   $   5,057
                                                              =========   =========
 Accumulated net investment income..........................  $      12   $       4
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001       2000(1)
                                                              ----------   ----------
Net asset value, beginning of year..........................  $     8.54   $    10.00
                                                              ----------   ----------
 Income from operations:
   Net investment income (loss).............................        0.01         0.02
   Net realized and unrealized gain (loss) on investments...       (1.45)       (1.48)
                                                              ----------   ----------
     Net income (loss) from operations......................       (1.44)       (1.46)
                                                              ----------   ----------
 Distributions:
   Dividends from net investment income.....................        0.00         0.00
   Dividends in excess of net investment income.............        0.00         0.00
   Distributions from net realized gains on investments.....        0.00         0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00         0.00
                                                              ----------   ----------
     Total distributions....................................        0.00         0.00
                                                              ----------   ----------
Net asset value, end of year................................  $     7.10   $     8.54
                                                              ==========   ==========
Total return................................................    (16.84)%     (14.60)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $   16,060   $    5,057
   Ratio of total expenses to average net assets............      1.59 %       3.93 %
   Ratio of net expenses to average net assets..............      1.00 %       1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................      0.12 %       0.53 %
   Portfolio turnover rate..................................    105.88 %       6.49 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  118

     GREAT COMPANIES - GLOBAL(2)

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great Companies-Global(2) (the "portfolio", formerly known as WRL Great Companies-Global(2)) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was September 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

D. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

E. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of

                   AEGON/Transamerica Series Fund, Inc.  119

     GREAT COMPANIES - GLOBAL(2)

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Great Companies, L.L.C. ("Great Companies") to provide investment services to the portfolio and compensates Great Companies as described in the Fund's Statement of Additional Information.

AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment adviser.

Great Companies may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Great Companies. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Great Companies during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION
Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing such portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 21,400
  U.S. Government securities..................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........     9,571
  U.S. Government securities..................         0

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                           ---------------
                                           2001    2000(1)
                                           -----   -------
Shares issued............................  2,377      613
Shares issued - reinvestment of dividends
  and distributions......................      1        0
Shares redeemed..........................   (709)     (21)
                                           -----   ------
Net increase (decrease) in shares
  outstanding............................  1,669      592
                                           =====   ======

                   AEGON/Transamerica Series Fund, Inc.  120

     GREAT COMPANIES - GLOBAL(2)

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 55 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the periods listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
    $ 1,290        December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 15,238
                                                ========
Unrealized appreciation.......................  $    565
Unrealized (depreciation).....................      (419)
                                                --------
Net unrealized appreciation (depreciation)....  $    146
                                                ========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc.  121

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Great Companies - Global(2)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies - Global(2) (previously WRL Great Companies - Global(2)) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 1, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                   AEGON/Transamerica Series Fund, Inc.  122

AMERICAN CENTURY INTERNATIONAL

....seeks capital growth.

MARKET ENVIRONMENT

Despite weak business conditions, American Century International continued to follow its "bottom-up" investment process of searching for individual businesses with improving earnings. The quest led the team to take a greater representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, and firms that make and sell consumer products. In addition, we reduced investments in financial and health care companies, although they remain among the portfolio's largest investments.

Finally, toward the end of the fiscal year, with interest rates declining in many countries, we found opportunities in areas that are more economically sensitive, particularly select technology and media companies.

PERFORMANCE

The year was marked by a global economic slowdown and disappointing corporate profits. From inception May 1, 2001, through December 31, 2001, American Century International returned (15.90)%. By comparison, its benchmark, the Morgan Stanley Capital International (EAFE) Index, returned (14.61)% for the same period.

STRATEGY REVIEW

The financial sector, our largest stake, endured a difficult period. The year left little doubt that the slowdown of the U.S. economy was having a deeper and more prolonged impact on international markets than many corporate officials originally anticipated. As a result, holdings in the bank, insurance and financial services industries all retreated in the face of declining markets and overly ambitious earnings targets.

American Century International maintained a significant exposure to health care, with pharmaceuticals ending the year as one of the portfolio's largest industry stakes. But while health care stocks were among the few showing sustainable earnings growth, they were also vulnerable to profit taking as their valuations rose. On top of that, declining interest rates affected these companies, as investors responded to rate cuts by moving money out of health care into more economically sensitive sectors.

American Century International's search for growing companies led to an increased representation in the consumer cyclical sector, a diverse group that includes motor vehicles and department stores.

Early in the year, we found earnings acceleration among car makers in Japan and Korea that were experiencing strong sales at home and in the United States. As the year progressed, though, consumers began to reel in their discretionary spending. In contrast, companies that make and sell non-cyclical consumer goods, such as those involved in food and beverages, held up reasonably well.

As we said above, our investment process led us to examine our stake in technology, media and telecommunications. After a protracted struggle, we are starting to see some improvement in the fundamentals in these segments, including evidence of acceleration among some wireless and semiconductor companies. For example, the United Kingdom's Vodafone Group PLC, the world's largest provider of mobile phone service, became a top-10 holding.

OUTLOOK

Regardless of the economic environment, we will continue to look for companies that are showing improving growth in any sector, any industry and any country.

We follow a long-held investment process. Our disciplined approach, coupled with extensive research and analysis, is designed to lead us to strong, growing companies. Our strategy underscores American Century International's belief that investing in successful businesses showing accelerating growth is the best way to generate superior results over time.

/s/ HENRIK STRABO                                       /s/ MARK KOPINSKI
    HENRIK STRABO                                           MARK KOPINSKI

                         American Century International

                               Portfolio Managers

THE VIEWS EXPRESSED IN THIS COMMENTARY ON AMERICAN CENTURY INTERNATIONAL REFLECT THOSE OF THE PORTFOLIO MANAGERS THROUGH THE YEAR ENDED DECEMBER 31, 2001. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF AEGON/TRANSAMERICA FUND ADVISERS, INC. ("AEGON/TRANSAMERICA ADVISERS"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND AEGON/TRANSAMERICA ADVISERS DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.

                   AEGON/Transamerica Series Fund, Inc.  123

AMERICAN CENTURY INTERNATIONAL

Regardless of the economic environment, we will continue to look for companies that are showing improving growth in any sector, any industry and any country.

                                                      [AMERICAN CENTURY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. American Century International and the Morgan Stanley Capital International (EAFE) Index.

[_] American Century International    $ 8,410

[_] MSCI (EAFE)                       $ 8,539

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
   1 Year          5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
    N/A              N/A               N/A                (15.90)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley International (EAFE) Index over the same time frame.


                                                                      MSCI
                                                  Portfolio          (EAFE)
                       Inception 05/1/01           $10,000          $10,000
                       Period Ended 12/31/01       $ 8,410          $ 8,539



(*) INCEPTION

American Century International commenced operations on 5/1/01. Due to its short term (eight months) performance history, little indications of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
iShares MSCI EAFE Index Fund                         4.35%
Nintendo Co., Ltd.                                   2.49%
Koninklijke Ahold NV                                 2.28%
Vodafone Group PLC                                   2.21%
Tyco International Ltd.                              2.14%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                     9.73%
Pharmaceuticals                                      7.18%
Telecommunications                                   6.76%
Electronic & Other Electric Equipment                6.13%
Finance                                              4.77%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

INTERNATIONAL INVESTING INVOLVES RISKS THAT INCLUDE CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, AND DIFFERENT ACCOUNTING STANDARDS.

                   AEGON/Transamerica Series Fund, Inc.  124

     AMERICAN CENTURY INTERNATIONAL

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (82.44 %) (B)

   AEROSPACE (0.84 %)

 BAE Systems PLC..............................     2,637     $   12
 Bombardier Inc. - Class B....................     1,178         12

   APPAREL & ACCESSORY STORES (0.32 %)

 H & M Hennes & Mauritz AB....................       433          9

   AUTOMOTIVE (1.47 %)

 Bayerische Motoren Werke AG (BMW)............       364         13
 Honda Motor Co., Ltd. .......................       415         17
 Hyundai Motor Company Limited................       590         12

   BEVERAGES (1.96 %)

 Diageo PLC...................................     3,630         41
 Heineken NV .................................       384         15

   BUSINESS SERVICES (2.00 %)

 Adecco SA - Registered Shares................       110          6
 Altran Technologies SA.......................       226         10
 Capita Group PLC (The).......................       873          6
 Securitas AB - Class B.......................       726         14
 Vivendi Universal............................       157          9
 WPP Group PLC................................     1,125         12

   CHEMICALS & ALLIED PRODUCTS (3.29 %)

 Air Liquide..................................        81         11
 Aventis SA...................................       713         51
 Kao Corporation..............................       530         11
 Reckitt Benckiser PLC........................     1,422         21

   COMMERCIAL BANKS (9.73 %)

 Banco Bilbao Vizcaya Argentaria, SA..........     1,418         18
 Barclays PLC.................................     1,166         39
 Credit Suisse Group (a)......................     1,297         55
 Danske Bank A/S..............................     2,244         36
 Dexia........................................       338          5
 HSBC Holdings PLC............................     1,313         15
 Julius Baer Holding Ltd. - Class B...........        29         10
 Kookmin Bank (a).............................       845         32
 Lloyds TSB Group PLC.........................     1,264         14
 Royal Bank of Scotland Group PLC (The).......       859         21
 UBS AG - Registered Shares (a)...............       469         24
 UniCredito Italiano SpA......................     2,166          9

   COMMUNICATION (0.70 %)

 Telecom Italia SpA - RNC.....................     3,691         20

   COMMUNICATIONS EQUIPMENT (1.16 %)

 Alcatel - Class A............................       329          6
 Nokia Oyj - ADR..............................     1,089         27

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   COMPUTER & DATA PROCESSING SERVICES (0.95 %)

 Amadeus Global Travel Distribution SA........       936     $    5
 Cap Gemini SA................................       136         10
 Misys PLC....................................     1,360          6
 SAP AG.......................................        43          6

   COMPUTER & OFFICE EQUIPMENT (1.05 %)

 Canon Inc. ..................................       644         22
 NEC Corporation..............................       743          8

   CONSTRUCTION (2.03 %)

 Autostrade SpA...............................     4,185         29
 Lafarge SA...................................       117         11
 Vinci SA.....................................       309         18

   DEPARTMENT STORES (0.60 %)

 KarstadtQuelle AG............................       263         10
 Kingfisher PLC...............................     1,233          7

   ELECTRIC SERVICES (1.12 %)

 E.ON AG......................................       388         20
 Korea Electric Power Corporation.............       700         12

   ELECTRIC, GAS & SANITARY SERVICES (0.91 %)

 Centrica PLC.................................     4,055         13
 Suez.........................................       445         13

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (6.13 %)

 Koninklijke Philips Electronics NV - NY
   Registered Shares..........................       853         25
 Nintendo Co., Ltd. ..........................       411         71
 Samsung Electronics Co., Ltd. ...............       151         32
 SANYO Electric Co., Ltd. ....................     1,850          9
 Sharp Corporation............................     1,148         13
 Sony Corporation.............................       537         25

   ELECTRONIC COMPONENTS & ACCESSORIES (3.15 %)

 Celestica Inc. (U.S.) (a)....................       115          5
 Infineon Technologies AG.....................       283          6
 LG Electronics, Inc. ........................       240          5
 Murata Manufacturing Company, Ltd. ..........       132          8
 STMicroelectronics NV........................       142          5
 Tyco International Ltd. .....................     1,041         61

   FINANCE (4.77 %)

 iShares MSCI EAFE Index Fund.................     1,044        124
 iShares MSCI Taiwan Index Fund (a)...........     1,090         12

   FOOD & KINDRED PRODUCTS (1.68 %)

 Nestle SA - Registered Shares................       159         34
 Unilever NV - CVA............................       239         14

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  125

     AMERICAN CENTURY INTERNATIONAL

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   FOOD STORES (2.94 %)

 Carrefour SA.................................        78     $    4
 Koninklijke Ahold NV.........................     2,237         65
 Tesco PLC....................................     4,182         15

   HOLDING & OTHER INVESTMENT OFFICES (0.25 %)

 Canary Wharf Group PLC (a)...................     1,022          7

   HOTELS & OTHER LODGING PLACES (0.63 %)

 Accor SA.....................................       445         16
 Fairmont Hotels & Resorts Inc. ..............        93          2

   INDUSTRIAL MACHINERY & EQUIPMENT (0.81 %)

 Sandvik AB...................................       285          6
 Siemens AG - Registered Shares...............       255         17

   INSTRUMENTS & RELATED PRODUCTS (0.18 %)

 Swatch Group AG (The) (a)....................       249          5

   INSURANCE (3.54 %)

 AFLAC Incorporated...........................       344          8
 Allianz AG - Registered Shares...............       127         30
 Fortis.......................................       237          6
 Muenchener Rueckversicherungs - Gesellschaft
   AG.........................................        78         21
 Riunione Adriatica di Sicurta SpA............     1,163         14
 Royal & Sun Alliance Insurance Group PLC.....     1,820         10
 Swiss Reinsurance Company - Registered
   Shares.....................................       116         12

   LIFE INSURANCE (1.12 %)

 Alleanza Assicurazioni SpA...................     1,093         12
 ING Groep NV.................................       362          9
 Prudential PLC...............................       924         11

   LUMBER & CONSTRUCTION MATERIALS (0.39 %)

 CRH PLC......................................       607         11

   MEDICAL INSTRUMENTS & SUPPLIES (0.53 %)

 Smith & Nephew PLC...........................     2,456         15

   MOTION PICTURES (0.53 %)

 News Corporation Limited (The) - ADR.........       465         15

   OIL & GAS EXTRACTION (2.35 %)

 ENI - Ente Nazionale Idrocarburi.............     2,212         28
 Talisman Energy Inc. ........................       269         10
 Total Fina Elf SA............................       200         29

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   PERSONAL SERVICES (0.74 %)

 Rentokil Initial PLC.........................     5,161     $   21

   PETROLEUM REFINING (1.82 %)

 BP Amoco PLC.................................     4,724         37
 Suncor Energy Inc. ..........................       449         15

   PHARMACEUTICALS (7.18 %)

 Altana AG....................................       219         11
 Biovail Corporation (a)......................       324         18
 Glaxo Wellcome PLC - ADR.....................       632         31
 Novartis AG..................................       679         25
 Novo Nordisk A/S - Class B...................     1,452         59
 Sanofi-Synthelabo............................       445         33
 Shionogi & Co., Ltd. ........................       967         17
 Takeda Chemical Industries, Ltd. ............       252         11

   PRINTING & PUBLISHING (1.54 %)

 Pearson PLC..................................       668          8
 Reed International PLC.......................     3,538         29
 Wolters Kluwer NV ...........................       295          7

   RADIO & TELEVISION BROADCASTING (1.23 %)

 British Sky Broadcasting Group PLC (a).......     1,251         14
 Grupo Televisa SA de CV - ADR (a)............       135          6
 Mediaset SpA ................................     2,038         15

   RAILROADS (0.25 %)

 Canadian Pacific Railway Limited.............       353          7

   REAL ESTATE (0.63 %)

 Cheung Kong (Holdings) Limited...............     1,000         10
 Sun Hung Kai Properties Limited..............     1,000          8

   RESTAURANTS (1.23 %)

 Compass Group PLC............................     4,085         31
 Granada PLC..................................     2,065          4

   RETAIL TRADE (2.00 %)

 Dixons Group PLC.............................     3,313         11
 GUS PLC......................................     1,552         15
 Marks & Spencer PLC..........................     2,353         12
 Next PLC.....................................     1,487         19

   SECURITY & COMMODITY BROKERS (0.77 %)

 AMVESCAP PLC.................................       931         13
 Nomura Securities Co., Ltd. (The)............       663          9

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  126

     AMERICAN CENTURY INTERNATIONAL

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                  NUMBER OF   MARKET
                                                   SHARES      VALUE
                                                  ---------   -------
COMMON STOCKS (CONTINUED)
  TELECOMMUNICATIONS (6.76 %)

 BT Group PLC (a)...............................     3,084      $  11
 Cable & Wireless PLC...........................     2,308         11
 China Mobile (Hong Kong) Limited (a)...........    10,000         35
 Koninklijke KPN NV (a).........................     1,191          6
 NTT DoCoMo, Inc. ..............................         1         12
 SK Telecom Co., Ltd. - ADR.....................       438          9
 Sonera Oyj.....................................     1,011          5
 Swisscom AG - Registered Shares................        51         14
 Telefonica SA (a)..............................       723         10
 Telefonos de Mexico SA de CV - ADR.............       479         17
 Vodafone Group PLC.............................    24,147         63

   TRANSPORTATION & PUBLIC UTILITIES (0.67 %)

 Exel PLC.......................................     1,243         14
 Yamato Transport Co., Ltd. ....................       285          5

   TRUCKING & WAREHOUSING (0.49 %)

 TPG NV.........................................       653         14
                                                              -------
 Total Common Stocks
 (cost: $ 2,284)...........................................     2,352
                                                              -------
 Total Investment Securities
 (cost: $ 2,284)...........................................   $ 2,352
                                                              =======

SUMMARY:

 Investments, at market value...................   82.44 %    $ 2,352
 Other assets in excess of liabilities..........   17.56 %        501
                                                  ---------   -------
 Net assets.....................................  100.00 %    $ 2,853
                                                  =========   =======
                                                               MARKET
                                                  PERCENTAGE    VALUE
                                                  ----------   -------
INVESTMENTS BY COUNTRY:

 Belgium........................................     0.47 %      $  11
 Canada.........................................     1.57 %         37
 Denmark........................................     4.04 %         95
 Finland........................................     0.21 %          5
 France.........................................     9.40 %        221
 Germany........................................     5.70 %        134
 Hong Kong......................................     2.30 %         54

                                                               MARKET
                                                  PERCENTAGE    VALUE
                                                  ----------   -------
INVESTMENTS BY COUNTRY (CONTINUED)

 Ireland........................................     0.47 %      $  11
 Italy..........................................     5.36 %        126
 Japan..........................................    10.12 %        238
 Korea..........................................     3.95 %         93
 Netherlands....................................     5.53 %        130
 Spain..........................................     1.40 %         33
 Sweden.........................................     1.23 %         29
 Switzerland....................................     8.04 %        189
 United Kingdom.................................    24.65 %        580
 United States..................................    15.56 %        366
                                                  ---------    -------
   Investments, at market value.................   100.00 %    $ 2,352
                                                  =========    =======

FORWARD FOREIGN CURRENCY CONTRACTS:

                                               AMOUNT IN          NET
                                              U.S. DOLLARS     UNREALIZED
                       BOUGHT    SETTLEMENT      BOUGHT       APPRECIATION
CURRENCY               (SOLD)       DATE         (SOLD)      (DEPRECIATION)
--------               -------   ----------   ------------   --------------
British Pound               5    01/02/2002      $    7           $ 0
British Pound               0    01/03/2002          (1)            0
Canadian Dollar             4    01/02/2002           2             0
Euro Dollar                 9    01/03/2002           8             0
Euro Dollar                 2    01/04/2002           2             0
Japanese Yen           (1,456)   01/04/2002         (11)            0
Swiss Franc                11    01/04/2002           7             0
                                                 ------           ---
 Total.....................................      $   14           $ 0
                                                 ======           ===

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) The Common Stock - Environmental Services category has been omitted since its percentage of net assets is less than
     0.01 %. The security in this category, Vivendi
     Environment - warrants has a cost and market value of less than $ 1.

DEFINITIONS:

ADR  American Depositary Receipt
CVA  Certificaaten van aandelen (share certificates)
RNC  Saving Non-Convertible Shares

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  127

     AMERICAN CENTURY INTERNATIONAL

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost.......................  $  2,284
                                                            ========
 Foreign cash, at cost....................................  $     11
                                                            ========
 Investments in securities, at market value...............  $  2,352
 Cash.....................................................       524
 Foreign cash.............................................        11
 Receivables:
   Securities sold........................................        13
   Interest...............................................         0
   Dividends..............................................         1
   Dividend reclaims receivable...........................         0
   Foreign currency contracts.............................         0
   Other..................................................         0
                                                            --------
     Total assets.........................................     2,901
                                                            --------
LIABILITIES:
 Securities purchased.....................................        45
 Accounts payable and accrued liabilities:
   Investment advisory fees...............................         2
   Dividends to shareholders..............................         0
   Foreign currency contracts.............................         0
   Other accrued liabilities..............................         1
                                                            --------
     Total liabilities....................................        48
                                                            --------
       Net assets.........................................  $  2,853
                                                            ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized..........................    50,000
                                                            ========
 Capital stock ($ .01 par value)..........................  $      3
 Additional paid-in capital...............................     2,947
 Accumulated net investment income (loss).................         0
 Accumulated net realized gain (loss) on investment
   securities and foreign currency transactions...........      (165)
 Net unrealized appreciation (depreciation) on:
   Investment securities..................................        68
   Foreign currency transactions..........................         0
                                                            --------
 Net assets applicable to outstanding shares of capital...  $  2,853
                                                            ========
 Shares outstanding.......................................       339
                                                            ========
 Net asset value and offering price per share.............  $   8.41
                                                            ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001(1)

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...................................................  $    3
 Dividends..................................................       8
 Foreign tax withheld.......................................      (1)
                                                              ------
     Total investment income................................      10
                                                              ------
EXPENSES:
 Investment advisory fees...................................       9
 Printing and shareholder reports...........................       1
 Custody fees...............................................     118
 Administrative service fees................................       0
 Legal fees.................................................       0
 Auditing fees..............................................       6
 Directors fees.............................................       0
 Registration fees..........................................       0
 Other fees.................................................       0
                                                              ------
     Total expenses.........................................     134
LESS:
 Advisory fee waiver and expense reimbursement..............     121
                                                              ------
     Net expenses...........................................      13
                                                              ------
 Net investment income (loss)...............................      (3)
                                                              ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities....................................    (165)
   Foreign currency transactions............................      (2)
                                                              ------
     Total net realized gain (loss).........................    (167)
                                                              ------
 Change in unrealized appreciation (depreciation) on:
   Investment securities....................................      68
   Foreign currency transactions............................       0
                                                              ------
     Total change in unrealized appreciation
       (depreciation).......................................      68
                                                              ------
 Net gain (loss) on investment securities and foreign
   currency transactions....................................     (99)
                                                              ------
     Net increase (decrease) in net assets resulting from
       operations...........................................  $ (102)
                                                              ======

The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  128

     AMERICAN CENTURY INTERNATIONAL

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
OPERATIONS:
 Net investment income (loss)...............................   $      (3)
 Net realized gain (loss) on investment securities and
   foreign currency transactions............................        (167)
 Change in unrealized appreciation (depreciation) on
   investment securities and foreign currency
   transactions.............................................          68
                                                               ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................        (102)
                                                               ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................           0
 In excess of net investment income.........................           0
 Net realized gains.........................................           0
 In excess of net realized gains............................           0
                                                               ---------
   Total distributions......................................           0
                                                               ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................       6,497
 Dividends and distributions reinvested.....................           0
 Cost of shares redeemed....................................      (3,542)
                                                               ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................       2,955
                                                               ---------
 Net increase (decrease) in net assets......................       2,853
NET ASSETS:
 Beginning of year..........................................           0
                                                               ---------
 End of year................................................   $   2,853
                                                               =========
 Accumulated net investment income..........................   $       0
                                                               =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
Net asset value, at inception...............................   $    10.00
                                                               ----------
 Income from operations:
   Net investment income (loss).............................        (0.02)
   Net realized and unrealized gain (loss) on investments...        (1.57)
                                                               ----------
     Net income (loss) from operations......................        (1.59)
                                                               ----------
 Distributions:
   Dividends from net investment income.....................         0.00
   Dividends in excess of net investment income.............         0.00
   Distributions from net realized gains on investments.....         0.00
   Distributions in excess of net realized gains on
     investments............................................         0.00
                                                               ----------
     Total distributions....................................         0.00
                                                               ----------
Net asset value, end of year................................   $     8.41
                                                               ==========
Total return................................................     (15.90)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................   $    2,853
   Ratio of total expenses to average net assets............      15.90 %
   Ratio of net expenses to average net assets..............       1.50 %
   Ratio of net investment income (loss) to average net
     assets.................................................      (0.33)%
   Portfolio turnover rate..................................     147.10 %

The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  129

     AMERICAN CENTURY INTERNATIONAL

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

American Century International (the "portfolio") a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. The Annual Report reflects the period from the inception date of the portfolio, which was May 1, 2001.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at December 31, 2001, are listed in the Schedule of Investments.

E. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.



                   AEGON/Transamerica Series Fund, Inc.  130

     AMERICAN CENTURY INTERNATIONAL

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

Reclassifications between additional paid-in capital for $ (5), Accumulated net investment income (loss) for $ 3 and Accumulated net realized gains (loss) for $ 2 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

F. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

G. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   1.00 %         1.50 %

AEGON/Transamerica Advisers receives compensation for its services at 1.00 % of the first $ 50 million of the portfolio's average daily net assets; .95 % of average daily net assets over $ 50 million up to $ 150 million; .90 % of average daily net assets over $ 150 million up to $ 500 million; and .85 % of average daily net assets in excess of $ 500 million.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with American Century Investment Management, Inc. ("American Century") to provide investment services to the portfolio and compensates American Century as described in the Fund's Statement of Additional Information.

American Century may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or American Century. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or American Century during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's



                   AEGON/Transamerica Series Fund, Inc.  131

     AMERICAN CENTURY INTERNATIONAL

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3--SECURITIES TRANSACTIONS
Securities transactions for the year ended December 31, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government...........  $ 4,102
  U.S. Government securities....................        0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government...........    1,653
  U.S. Government securities....................        0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                              2001(1)
                                            ------------
Shares issued.............................       746
Shares issued - reinvestment of dividends
  and distributions.......................         0
Shares redeemed...........................      (407)
                                                ----
Net increase (decrease) in shares
  outstanding.............................       339
                                                ====

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 36 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
      $ 91         December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis..........................  $ 2,323
                                                  =======
Unrealized appreciation.........................  $    85
Unrealized (depreciation).......................      (56)
                                                  -------
Net unrealized appreciation (depreciation)......  $    29
                                                  =======

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).



                   AEGON/Transamerica Series Fund, Inc.  132

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of American Century International

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century International (the "Fund") (one of the portfolios constituting the AEGON/ Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002



                   AEGON/Transamerica Series Fund, Inc.  133

BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

....seeks preservation of capital and competitive investment returns.

MARKET ENVIRONMENT

Even after a strong rally in U.S. stock prices in the fourth quarter, equity markets generally finished in negative territory for the year. The Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (11.89)% for the year, only the fourth time since it was established that it turned in two years in a row with negative returns. Other major stock indexes fared little better with the Dow Jones Industrial Average down (7.10)% and the NASDAQ Composite Index down (20.79)% in 2001. Several factors led to the results, including a faltering economy with its impact on corporate profits, terrorist attacks on U.S. territory and the continued unwinding of the technology bubble that burst in early 2000.

Leadership among stocks or sectors was generally very short-lived and difficult to discern as investors moved in and out of groups based on short-term thinking. Two trends that were in evidence for most of the year were the return to value-oriented stocks and the outperformance of small-cap stocks versus large caps. Given how far the rubber band had stretched in favor of growth stocks during the late 1990s as the technology bubble swelled, it is not surprising that value outperformed following the bursting of that bubble. The problem is that going into the fourth quarter the rubber band had stretched too far the other way with value outperforming growth. During the fourth quarter, growth stocks snapped back somewhat, partly alleviating the performance disparity. From here both styles are likely to trade more according to their long-term relationship.

PERFORMANCE

From inception August 17, 2001 through December 31, 2001, BlackRock Global Science & Technology returned 4.50%, outperforming it's benchmark the S&P 500, which returned (2.35)% for the same period. For the fourth quarter BlackRock Global Science & Technology returned 32.95% surpassing the S&P 500, which returned 10.69%. The portfolio finished the year in the top half of the Lipper Science and Technology peer group.

STRATEGY REVIEW

This year has been exceedingly difficult for aggressive growth stock investors, particularly in the technology and biotechnology sectors. Over the first three quarters of the year, following a long period of remarkable returns on the upside, stocks of companies with high relative earnings growth that had demonstrated the best relative performance corrected sharply as investors turned their focus to other areas of the financial markets. Then, after the September 11th attacks, investors took heart from the apparent stabilization in the economy and the continued willingness of the Federal Reserve Board ("Fed") to lower rates and moved aggressively back into growth stocks. Our investment focus has always been on those companies with the most dynamic growth prospects that have generated attractive returns for shareholders, so the portfolio suffered when the stocks issued by these companies were in their bear market phase.

In the fourth quarter, the fundamentals for technology stocks were perceived to have bottomed and the stocks rebounded strongly. In order to position the portfolio for the future, throughout the fourth quarter we increased positions in technology and decreased positions in biotechnology and healthcare, in anticipation of stronger economic growth. Particular names that contributed positively to performance included McDATA Corporation - Class B, QLogic Corporation and Broadcom Corporation - Class A. We believe the economy is now at the early stages of a recovery and have positioned the portfolio accordingly.

OUTLOOK

Initial successes in Afghanistan and the Fed willing to continue to lower interest rates were enough to allow investors to look beyond the current economic weakness to a recovery sometime in 2002. Given the strong returns in the quarter, which seem to discount a profit recovery well ahead of what the evidence shows yet, it would be surprising if the U.S. equity market achieved 1990s-type returns this year. It appears more likely that the profit recovery will be muted (the current consensus earnings estimate for 2002 implies 13.6% growth over the estimate for 2001) while P/E multiples are already fairly high by historical measures. This being the case, equity returns are likely to be closer to long-term averages of approximately 10%.



/s/ William Wykle
-----------------
WILLIAM WYKLE
BlackRock Global Science & Technology
Portfolio Manager

THE VIEWS EXPRESSED IN THIS COMMENTARY ON BLACKROCK GLOBAL SCIENCE & TECHNOLOGY REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE YEAR ENDED DECEMBER 31, 2001. THEY DO NOT NECESSARILY REPRESENT THE VIEWS OF AEGON/TRANSAMERICA FUND ADVISERS, INC. ("AEGON/TRANSAMERICA ADVISERS"). ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND AEGON/TRANSAMERICA ADVISERS DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE AND, BECAUSE TRADING DECISIONS ARE BASED UPON NUMEROUS FACTORS, MAY NOT BE RELIED UPON AS AN INDICATION OF TRADING INTENT.



                   AEGON/Transamerica Series Fund, Inc.  134

BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

We believe the economy is now at the early stages of a recovery and have positioned the portfolio accordingly.

                                                                [BLACKROCK LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. BlackRock Global Science & Technology and the Standard and Poor's 500 Composite Stock Index.

[_] BlackRock Global
    Science & Technology               $ 10,450

[_] S&P 500                            $  9,765

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
    N/A            N/A               N/A                4.50 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                 Portfolio       S&P Index
Inception 08/17/01                $10,000        $10,000
Period Ended 12/31/01             $10,450        $ 9,765

(*) INCEPTION

Blackrock Global Science & Technology commenced operations on 8/17/01. Due to its short (less than 5 months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
O(2)Micro International, Ltd.                                   2.29%
Biovail Corporation                                             2.19%
Fairchild Semiconductor International, Inc. - Class A           2.19%
ATI Technologies Inc.                                           2.10%
Concurrent Computer Corporation                                 2.00%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Electronic Components & Accessories                            29.84%
Computer & Data Processing Services                            18.49%
Pharmaceuticals                                                16.40%
Computer & Office Equipment                                     6.86%
Communications Equipment                                        6.39%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.



                   AEGON/Transamerica Series Fund, Inc.  135

     BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (93.90 %)

   BUSINESS SERVICES (3.62 %)

 Centra Software, Inc. (a)....................       300    $     2
 Overture Services, Inc. (a)..................       500         18
 WebEx Communications, Inc. (a)...............        83          2
 Websense, Inc. (a)...........................       500         16

   CHEMICALS & ALLIED PRODUCTS (0.10 %)

 Strategic Diagnostics Inc. (a)...............       200          1

   COMMUNICATION (0.86 %)

 XM Satellite Radio Holdings Inc. (a).........       500          9

   COMMUNICATIONS EQUIPMENT (6.39 %)

 DSP Group, Inc. (a)..........................       400          9
 McDATA Corporation - Class B (a).............       700         18
 Nokia Oyj - ADR..............................       400         10
 Powerwave Technologies, Inc. (a).............       500          9
 SeaChange International, Inc. (a)............       300         10
 UTStarcom, Inc. (a)..........................       400         11

   COMPUTER & DATA PROCESSING SERVICES (18.49 %)

 Affiliated Computer Services, Inc. - Class A
   (a)........................................       100         11
 Autodesk, Inc................................       300         11
 Business Objects SA - ADR (a)................       300         10
 Documentum, Inc. (a).........................       600         13
 Dynamics Research Corporation (a)............       900         16
 Electronic Arts Inc. (a).....................       200         12
 IDT Corporation - Class B (a)................       300          5
 iManage, Inc. (a)............................     2,100         17
 Kronos Incorporated (a)......................       300         15
 LogicVision, Inc. (a)........................       300          4
 MRO Software, Inc. (a).......................       600         14
 Numerical Technologies, Inc. (a).............       300         11
 QuadraMed Corporation (a)....................     1,000          8
 S1 Corporation (a)...........................       600         10
 Siebel Systems, Inc. (a).....................       500         14
 Symantec Corporation (a).....................       200         13
 TTI Team Telecom International Ltd. (a)......       400         10

   COMPUTER & OFFICE EQUIPMENT (6.86 %)

 ATI Technologies Inc. (a)....................     1,700         22
 Concurrent Computer Corporation (a)..........     1,400         21
 Handspring, Inc. (a).........................       500          3
 Network Appliance, Inc. (a)..................       600         13
 Polycom, Inc. (a)............................       100          3
 Storage Technology Corporation (a)...........       500         10

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)
   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.05 %)

 Wilson Greatbatch Technologies, Inc. (a).....       300    $    11

   ELECTRONIC COMPONENTS & ACCESSORIES (29.84 %)

 Aeroflex Incorporated (a)....................       800         15
 Broadcom Corporation - Class A (a)...........       200          8
 Conexant Systems, Inc. (a)...................     1,300         19
 ESS Technology, Inc. (a).....................       500         11
 Fairchild Semiconductor International, Inc. -
   Class A (a)................................       800         23
 Genesis Microchip Incorporated (a)...........       300         20
 KEMET Corporation (a)........................       500          9
 Kopin Corporation (a)........................       600          8
 Marvell Technology Group Ltd. (a)............       600         21
 Maxim Integrated Products (a)................       400         21
 Microchip Technology Incorporated (a)........       300         12
 Monolithic System Technology, Inc. (a).......       600         12
 National Semiconductor Corporation (a).......       300          9
 NVIDIA Corporation (a).......................       200         13
 O(2)Micro International, Ltd. (a)............     1,000         24
 Oak Technology, Inc. (a).....................       800         11
 PLX Technology, Inc. (a).....................     1,300         16
 QLogic Corporation (a).......................       200          9
 Taiwan Semiconductor Manufacturing Company
   Ltd. - ADR (a).............................     1,000         17
 Virage Logic Corporation (a).................       900         17
 Xicor, Inc. (a)..............................       700          8
 Zoran Corporation (a)........................       300         10

   HEALTH SERVICES (2.00 %)

 Array BioPharma Inc. (a).....................     1,000         15
 DIANON Systems, Inc. (a).....................       100          6

   INDUSTRIAL MACHINERY & EQUIPMENT (2.00 %)

 Applied Materials, Inc. (a)..................       300         12
 Kulicke and Soffa Industries, Inc. (a).......       500          9

   INSTRUMENTS & RELATED PRODUCTS (3.81 %)

 Applera Corporation - Applied Biosystems
   Group......................................       300         12
 KLA-Tencor Corporation (a)...................       200         10
 Photon Dynamics, Inc. (a)....................       400         18

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  136

     BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   MEDICAL INSTRUMENTS & SUPPLIES (0.57 %)

 Cholestech Corporation (a)...................       300    $     6

   PHARMACEUTICALS (16.40 %)

 Biovail Corporation (a)......................       400         23
 Bradley Pharmaceuticals, Inc. (a)............       400          8
 Cell Genesys, Inc. (a).......................       500         12
 Connetics Corporation........................       900         11
 Emisphere Technologies, Inc. (a).............       200          6
 Gilead Sciences, Inc. (a)....................       200         13
 InterMune, Inc. (a)..........................       200         10
 Isis Pharmaceuticals, Inc. (a)...............       500         11
 MGI PHARMA, INC. (a).........................       500          8
 Nastech Pharmaceutical Company Inc...........       500          8
 Neurocrine Biosciences, Inc. (a).............       400         21
 Northwest Biotherapeutics, Inc. (a)..........     1,400          7
 NPS Pharmaceuticals, Inc. (a)................       300         11
 Sepracor Inc. (a)............................       200         11
 Taro Pharmaceutical Industries Ltd. (a)......       100          4
 Titan Pharmaceuticals, Inc. (a)..............       800          8

   RESEARCH & TESTING SERVICES (1.05 %)

 Affymetrix, Inc. (a).........................       300         11

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   TELECOMMUNICATIONS (0.86 %)

 ECtel Ltd. (a)...............................       500    $     9
                                                            -------
 Total Common Stocks
 (cost: $ 875)...........................................       985
                                                            -------
 Total Investment Securities (cost: $ 875)...............   $   985
                                                            =======

SUMMARY:

 Investments, at market value.................   93.90 %    $   985
 Other assets in excess of liabilities........    6.10 %         64
                                                --------    -------
 Net assets...................................  100.00 %    $ 1,049
                                                ========    =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  137

     BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $    875
                                                           ========
 Investments in securities, at market value..............  $    985
 Cash....................................................        74
 Receivables:
   Securities sold.......................................        17
   Interest..............................................         0
   Dividends.............................................         0
   Other.................................................         0
                                                           --------
     Total assets........................................     1,076
                                                           --------
LIABILITIES:
 Securities purchased....................................        25
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         2
   Dividends to shareholders.............................         0
   Other accrued liabilities.............................         0
                                                           --------
     Total liabilities...................................        27
                                                           --------
       Net assets........................................  $  1,049
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $      1
 Additional paid-in capital..............................       999
 Accumulated net investment income (loss)................         0
 Accumulated net realized gain (loss) on investment
   securities............................................       (61)
 Net unrealized appreciation (depreciation) on
   investment securities.................................       110
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $  1,049
                                                           ========
 Shares outstanding......................................       100
                                                           ========
 Net asset value and offering price per share............  $  10.45
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001(1)

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...................................................  $   1
 Dividends..................................................      0
                                                              -----
     Total investment income................................      1
                                                              -----
EXPENSES:
 Investment advisory fees...................................      3
 Printing and shareholder reports...........................     10
 Custody fees...............................................     17
 Administrative service fees................................      0
 Legal fees.................................................      1
 Auditing fees..............................................      6
 Directors fees.............................................      0
 Registration fees..........................................      0
 Other fees.................................................      0
                                                              -----
     Total expenses.........................................     37
LESS:
 Advisory fee waiver and expense reimbursement..............     32
                                                              -----
     Net expenses...........................................      5
                                                              -----
 Net investment income (loss)...............................     (4)
                                                              -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities..........    (61)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................    110
                                                              -----
 Net gain (loss) on investment securities...................     49
                                                              -----
     Net increase (decrease) in net assets resulting from
       operations...........................................  $  45
                                                              =====

The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  138

     BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
OPERATIONS:
 Net investment income (loss)...............................   $       (4)
 Net realized gain (loss) on investment securities..........          (61)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................          110
                                                               ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................           45
                                                               ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................            0
 In excess of net investment income.........................            0
 Net realized gains.........................................            0
 In excess of net realized gains............................            0
                                                               ----------
   Total distributions......................................            0
                                                               ----------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................        1,007
 Dividends and distributions reinvested.....................            0
 Cost of shares redeemed....................................           (3)
                                                               ----------
   Increase (decrease) in net assets from capital share
     transactions...........................................        1,004
                                                               ----------
 Net increase (decrease) in net assets......................        1,049
NET ASSETS:
 Beginning of year..........................................            0
                                                               ----------
 End of year................................................   $    1,049
                                                               ==========
 Accumulated net investment income..........................   $        0
                                                               ==========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
Net asset value, at inception...............................   $    10.00
                                                               ----------
 Income from operations:
   Net investment income (loss).............................        (0.04)
   Net realized and unrealized gain (loss) on investments...         0.49
                                                               ----------
     Net income (loss) from operations......................         0.45
                                                               ----------
 Distributions:
   Dividends from net investment income.....................         0.00
   Dividends in excess of net investment income.............         0.00
   Distributions from net realized gains on investments.....         0.00
   Distributions in excess of net realized gains on
     investments............................................         0.00
                                                               ----------
     Total distributions....................................         0.00
                                                               ----------
Net asset value, end of year................................   $    10.45
                                                               ==========
Total return................................................       4.50 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................   $    1,049
   Ratio of total expenses to average net assets............      10.75 %
   Ratio of net expenses to average net assets..............       1.40 %
   Ratio of net investment income (loss) to average net
     assets.................................................      (1.16)%
   Portfolio turnover rate..................................     224.99 %

The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  139

     BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

BlackRock Global Science & Technology (the "portfolio") a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. The Annual Report reflects the period from the inception date of the portfolio, which was August 17, 2001.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $(4) and Accumulated net investment income (loss) for $ 4 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

D. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

E. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is



                   AEGON/Transamerica Series Fund, Inc.  140

     BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.90 %         1.40 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with BlackRock Advisors, Inc. ("BlackRock") to provide investment services to the portfolio and compensates BlackRock as described in the Fund's Statement of Additional Information.

BlackRock may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or BlackRock. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or BlackRock during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government..........  $ 2,918
  U.S. Government securities...................    3,350

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government..........    1,982
  U.S. Government securities...................    3,350

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                              2001(1)
                                            ------------
Shares issued.............................      100
Shares issued - reinvestment of dividends
  and distributions.......................        0
Shares redeemed...........................        0
                                                ---
Net increase (decrease) in shares
  outstanding.............................      100
                                                ===

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to



                   AEGON/Transamerica Series Fund, Inc.  141

     BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 5--(CONTINUED)

regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The net capital loss carryforward noted below as of December 31, 2001 is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
      $ 55         December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis...........................  $ 881
                                                   =====
Unrealized appreciation..........................  $ 118
Unrealized (depreciation)........................    (14)
                                                   -----
Net unrealized appreciation (depreciation).......  $ 104
                                                   =====

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).



                   AEGON/Transamerica Series Fund, Inc.  142

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of BlackRock Global Science & Technology

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Global Science & Technology (the "Fund") (one of the portfolios constituting the AEGON/ Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period August 17, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002



                   AEGON/Transamerica Series Fund, Inc.  143

GREAT COMPANIES - TECHNOLOGY(SM)

....seeks long-term growth of capital.

MARKET ENVIRONMENT

The drop in the technology business worldwide has been nothing short of spectacular this past year. The adjustments have been rapid and wrenching for many companies, including the demise of a host of startups in the Internet and communications businesses. The background of economic weakness began with the "Asian Flu" in the summer of 1998 and spread through developing countries over the past three years, culminating in the boom-bust turbulence surrounding the millennium concerns. Finally, in the United States, the recession began in March 2001, preceded by truly spectacular drops in stock prices from the peak in March 2000.

From a valuation perspective, several observations are relevant. First, technology stock prices were generally far above reasonable estimates of intrinsic value in March 2000. Second, the sharp fall-off of sales, profit and cash flows reduced intrinsic values in 2001. And finally, technology stocks at their trough prices were far below those reduced intrinsic values.

PERFORMANCE

For the year ended December 31, 2001, Great Companies - Technology(SM) returned (36.94)%. By comparison its benchmarks, the NASDAQ Composite Index returned (20.79)% and the Standard and Poor's 500 Composite Stock Index returned (11.89)%. However, technology stocks recovered sharply in the fourth quarter with the portfolio's total return up 34.92 % and its benchmark up 30.23 % for the same period.

STRATEGY REVIEW

The greatest technology companies dominate their product markets over an extended period. They have a strong balance sheet, large profit margins and high returns on capital. This combination of traits is uncommon and found only in companies that have forged barriers to entry into their businesses and have successfully defended their position. Great Companies produce large free cash flows that allow it to take full advantage of periods when market prices are at a steep discount to intrinsic values. We expect our technology companies to increase their strength relative to their competition over the next few months.

OUTLOOK

The current level of technology stock prices is still below our estimates of intrinsic value. While no one can predict the timing of market prices, signs of fundamental improvement have appeared in the past few weeks, and investors may begin to look beyond the current troubled environment and look to the much brighter long-term future of the greatest technology companies.


/s/ JAMES H. HUGUET                             /s/ GERALD W. BOLLMAN
-------------------                             ---------------------
JAMES H. HUGUET                                   GERALD W. BOLLMAN

                        Great Companies - Technology(SM)
                               Portfolio Managers

The views expressed in this commentary on Great Companies - Technology(SM) reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.



                   AEGON/Transamerica Series Fund, Inc.  144

GREAT COMPANIES - TECHNOLOGY(SM)

We expect our technology companies to increase their strength relative to their competition over the next few months.

                                                     [GREAT COMPANIES, LLC LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Great Companies - Technology(SM), the NASDAQ Composite Index and the Standard and Poor's 500 Composite Stock Index.

[_] Great Companies -
    Technology                         $ 4,250

[_] NASDAQ
    Composite Index                    $ 5,069

[_] S&P 500                            $ 8,072

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
 (36.94)%          N/A               N/A                (40.12)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the NASDAQ Composite Index and the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                          Portfolio       NASDAQ        S&P Index
             Inception 5/1/00              $10,000        $10,000        $10,000
             Period Ended 12/31/00         $ 6,740        $ 6,399        $ 9,161
             FYE 12/31/01                  $ 4,250        $ 5,069        $ 8,072

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Analog Devices, Inc.                              8.14%
Applied Materials, Inc.                           7.95%
Texas Instruments Incorporated                    7.94%
Sun Microsystems, Inc.                            7.88%
Intel Corporation                                 7.83%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Electronic Components & Accessories              33.23%
Computer & Office Equipment                      29.62%
Computer & Data Processing Services              12.94%
Industrial Machinery & Equipment                  7.95%
Instruments & Related Products                    4.86%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.



                   AEGON/Transamerica Series Fund, Inc.  145

     GREAT COMPANIES - TECHNOLOGY(SM)

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF     MARKET
                                                 SHARES      VALUE
                                               ----------   --------
COMMON STOCKS (92.60 %)

   COMMUNICATIONS EQUIPMENT (4.00 %)

 Corning Incorporated (b)....................    149,000    $  1,329
 Tellabs, Inc. (a)...........................     63,300         947

   COMPUTER & DATA PROCESSING SERVICES (12.94 %)

 Electronic Data Systems Corp. ..............     31,200       2,139
 Microsoft Corporation (a)...................     40,150       2,660
 Oracle Corporation (a)......................    185,400       2,560

   COMPUTER & OFFICE EQUIPMENT (29.62 %)

 Cisco Systems, Inc. (a).....................    244,600       4,430
 Dell Computer Corporation (a)...............     97,100       2,639
 EMC Corporation (a).........................    195,200       2,623
 International Business Machines
   Corporation...............................     22,100       2,673
 Sun Microsystems, Inc. (a)..................    364,600       4,485

   ELECTRONIC COMPONENTS & ACCESSORIES (33.23 %)

 Analog Devices, Inc. (a)....................    104,300       4,630
 Intel Corporation...........................    141,600       4,453
 Maxim Integrated Products (a)...............     50,600       2,657
 Texas Instruments Incorporated..............    161,200       4,514
 Xilinx, Inc. (a)............................     67,900       2,651

   INDUSTRIAL MACHINERY & EQUIPMENT (7.95 %)

 Applied Materials, Inc. (a).................    112,800       4,523

                                               NUMBER OF     MARKET
                                                 SHARES      VALUE
                                               ----------   --------
COMMON STOCKS (CONTINUED)

   INSTRUMENTS & RELATED PRODUCTS (4.86 %)

 Agilent Technologies, Inc. (a) (b)..........     96,900    $  2,763
                                                            --------
 Total Common Stocks
 (cost: $ 62,293)........................................     52,676
                                                            --------
 Total Investment Securities
 (cost: $ 62,293)........................................   $ 52,676
                                                            ========

SUMMARY:

 Investments, at market value................    92.60 %    $ 52,676
 Other assets in excess of liabilities.......     7.40 %       4,209
                                               ----------   --------
 Net assets..................................   100.00 %    $ 56,885
                                               ==========   ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 3,047. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                    AEGON/Transamerica Series Fund, Inc. 146

     GREAT COMPANIES - TECHNOLOGY(SM)

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 62,293
                                                           ========
 Investments in securities, at market value..............  $ 52,676
 Cash....................................................     3,121
 Cash collateral for securities on loan..................     3,292
 Receivables:
   Securities sold.......................................     1,137
   Interest..............................................         2
   Dividends.............................................         0
   Other.................................................         9
                                                           --------
     Total assets........................................    60,237
                                                           --------
LIABILITIES:
 Securities purchased....................................         0
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        39
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................     3,292
   Other accrued liabilities.............................        21
                                                           --------
     Total liabilities...................................     3,352
                                                           --------
       Net assets........................................  $ 56,885
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $    134
 Additional paid-in capital..............................    86,704
 Accumulated net investment income (loss)................         0
 Accumulated net realized gain (loss) on investment
   securities............................................   (20,336)
 Net unrealized appreciation (depreciation) on investment
   securities............................................    (9,617)
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 56,885
                                                           ========
 Shares outstanding......................................    13,374
                                                           ========
 Net asset value and offering price per share............  $   4.25
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest.............................................    $      87
 Dividends............................................           37
                                                          ---------
     Total investment income..........................          124
                                                          ---------
EXPENSES:
 Investment advisory fees.............................          301
 Printing and shareholder reports.....................           23
 Custody fees.........................................           33
 Administrative service fees..........................            6
 Legal fees...........................................            2
 Auditing fees........................................            7
 Directors fees.......................................            1
 Registration fees....................................            0
 Other fees...........................................            1
                                                          ---------
     Total expenses...................................          374
                                                          ---------
 Net investment income (loss).........................         (250)
                                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities....      (17,952)
 Change in unrealized appreciation (depreciation) on
   investment securities..............................          346
                                                          ---------
 Net gain (loss) on investment securities.............      (17,606)
                                                          ---------
     Net increase (decrease) in net assets resulting
       from operations................................    $ (17,856)
                                                          =========

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc. 147

     GREAT COMPANIES - TECHNOLOGY(SM)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 2001        2000(1)
                                                              ----------    ----------
OPERATIONS:
 Net investment income (loss)...............................  $     (250)   $      (21)
 Net realized gain (loss) on investment securities..........     (17,952)       (2,384)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................         346        (9,963)
                                                              ----------    ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (17,856)      (12,368)
                                                              ----------    ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................           0             0
 In excess of net investment income.........................           0             0
 Net realized gains.........................................           0             0
 In excess of net realized gains............................           0             0
                                                              ----------    ----------
   Total distributions......................................           0             0
                                                              ----------    ----------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................      63,688        41,624
 Dividends and distributions reinvested.....................           0             0
 Cost of shares redeemed....................................     (13,106)       (5,097)
                                                              ----------    ----------
   Increase (decrease) in net assets from capital share
     transactions...........................................      50,582        36,527
                                                              ----------    ----------
 Net increase (decrease) in net assets......................      32,726        24,159
NET ASSETS:
 Beginning of year..........................................      24,159             0
                                                              ----------    ----------
 End of year................................................  $   56,885    $   24,159
                                                              ==========    ==========
 Accumulated net investment income..........................  $        0    $        0
                                                              ==========    ==========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 2001        2000(1)
                                                              ----------    ----------
Net asset value, beginning of year..........................  $     6.74    $    10.00
                                                              ----------    ----------
 Income from operations:
   Net investment income (loss).............................       (0.03)        (0.01)
   Net realized and unrealized gain (loss) on investments...       (2.46)        (3.25)
                                                              ----------    ----------
     Net income (loss) from operations......................       (2.49)        (3.26)
                                                              ----------    ----------
 Distributions:
   Dividends from net investment income.....................        0.00          0.00
   Dividends in excess of net investment income.............        0.00          0.00
   Distributions from net realized gains on investments.....        0.00          0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00          0.00
                                                              ----------    ----------
     Total distributions....................................        0.00          0.00
                                                              ----------    ----------
Net asset value, end of year................................  $     4.25    $     6.74
                                                              ==========    ==========
Total return................................................    (36.94)%      (32.60)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $   56,885    $   24,159
   Ratio of total expenses to average net assets............      0.99 %        1.05 %
   Ratio of net expenses to average net assets..............      0.99 %        1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................     (0.66)%       (0.16)%
   Portfolio turnover rate..................................     75.30 %       48.23 %

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc. 148

     GREAT COMPANIES - TECHNOLOGY(SM)

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great Companies - Technology(SM) (the "portfolio", formerly known as WRL Great Companies-Technology(SM)) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 5 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $ (250) and Accumulated net investment income (loss) for $ 250 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.


                    AEGON/Transamerica Series Fund, Inc. 149

     GREAT COMPANIES - TECHNOLOGY(SM)

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

         ADVISORY FEE   EXPENSE LIMIT
         ------------   -------------
         0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Great Companies, L.L.C. ("Great Companies") to provide investment services to the portfolio and compensates Great Companies as described in the Fund's Statement of Additional Information.

AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment advisor.

Great Companies may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Great Companies. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Great Companies during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.



                   AEGON/Transamerica Series Fund, Inc.  150

     GREAT COMPANIES - TECHNOLOGY(SM)

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 74,621
  U.S. Government securities..................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    26,029
  U.S. Government securities..................         0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                          ----------------
                                           2001    2000(1)
                                          ------   -------
Shares issued...........................  12,518    4,251
Shares issued - reinvestment of
  dividends and distributions...........       0        0
Shares redeemed.........................  (2,728)    (667)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................   9,790    3,584
                                          ======   ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 2,202 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
    $    204       December 31, 2008
      10,601       December 31, 2009
    --------
    $ 10,805
    ========

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................  $  69,621
                                               =========
Unrealized appreciation......................  $     577
Unrealized (depreciation)....................    (17,522)
                                               ---------
Net unrealized appreciation (depreciation)...  $ (16,945)
                                               =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                    AEGON/Transamerica Series Fund, Inc. 151

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Great Companies - Technology(SM)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies - Technology(SM) (previously WRL Great Companies - Technology(SM)) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002



                   AEGON/Transamerica Series Fund, Inc.  152

JANUS GROWTH

....seeks growth of capital.

MARKET ENVIRONMENT

Equity markets ended the year much as they began, with weakening capital spending, dwindling corporate profits and sweeping job layoffs weighing on stocks across the board. A second-quarter rebound belied the fact that a number of companies, particularly those in technology and telecommunications, continued to struggle. A glut of excess inventory further fueled a negative outlook for near-term profits.

In hindsight, investors underestimated signs the economy was weakening. The September 11th attacks exacerbated the uncertainty and what had started as an orderly retreat quickly became a market rout. The Federal Reserve Board, meanwhile, slashed interest rates to 40-year lows; and toward the end of the year, investor optimism for a recovery increased even as economists confirmed a recession. Although stocks advanced during the fourth quarter, these gains failed to offset earlier losses, and all three major market measures ended in the red for the second consecutive year.

PERFORMANCE

Against this tumultuous backdrop, for the year ended December 31, 2001, Janus Growth returned (28.20)% while its benchmark, the Standard and Poor's 500 Composite Stock Index returned (11.89)%.

STRATEGY REVIEW

Hindering our performance was Cisco Systems, Inc. ("Cisco"), the leading manufacturer of computer networking equipment. As sales slumped amid a cooling economy and a slowdown in telecommunications spending, the firm added functionality to current products, lowered prices, reorganized top management and reevaluated its strategic objectives. What's more, Cisco has emerged as the leader in wireless LAN with its Aironet product that allows users to operate their laptop computers without being physically connected to a network. Orders are currently meeting expectations and the company is gaining market share, so we remain upbeat about Cisco's potential.

In technology, our position in Brocade Communications Systems, Inc. ("Brocade") proved a disappointment. However, despite suffering a fiscal fourth-quarter loss as customers trimmed purchases, the maker of data-storage switches reported it expected sales and revenues for the current quarter to be flat or to improve. While we believe Brocade's fundamentals are solid, the fact that its executives sold a substantial number of shares as the company announced a large debt offering raised a red flag for us. Consequently, we plan to keep a close eye on Brocade.

AOL Time Warner Inc. ("AOL") also retreated as rumors that the media and entertainment giant would buy AT&T Broadband worked against it. While AOL's advertising sales have slipped roughly 8% this year, subscription growth and free cash flow remain strong.

Turning in a strong positive performance was Internet auctioneer eBay Inc. ("eBay"). While mounting job losses forced many Americans to tighten their belts, eBay proved virtually immune to the economic slowdown, benefiting as shoppers sought out bargains using the site's fixed-price format. eBay has one of the most transparent business models of any company we have observed, which gives us great confidence that the auctioneer will handily beat revenue and earnings-per-share estimates for the upcoming quarter.

During the period, we sold or trimmed several holdings as they met our price targets, including VERITAS Software Corporation and Nokia Oyj - ADR. Meanwhile, we initiated new positions in Oracle Corporation, Openwave Systems, Inc. and McDATA Corporation - Class B.

OUTLOOK

Looking ahead, we believe low interest rates and inflation, proposed fiscal stimulus and an already-enacted tax-cut package will help pave the way for robust economic and corporate earnings growth in 2002. Our prediction is that four quarters from now we will all be pleasantly surprised by how strongly the market has bounced back.



/s/ Ed Keely

EDWARD KEELY
Janus Growth
Portfolio Manager

The views expressed in this commentary on Janus Growth reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers "). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc. 153

JANUS GROWTH

Our prediction is that four quarters from now we will all be pleasantly surprised by how strongly the market has bounced back.

                                                                    [JANUS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON\Transamerica Series Fund, Inc. Janus Growth and the Standard and Poor's 500 Composite Stock Index.

[ ] Janus Growth                 $ 26,670

[ ] S&P 500                      $ 33,755

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
1 Year         5 Years         10 Years         From Inception
--------------------------------------------------------------------------------
(28.20)%       9.51 %           10.31 %            14.93 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                             Portfolio          S&P Index
                         FYE 12/31/91         $10,000            $10,000
                         FYE 12/31/92         $10,236            $10,761
                         FYE 12/31/93         $10,642            $11,847
                         FYE 12/31/94         $ 9,757            $12,003
                         FYE 12/31/95         $14,356            $16,515
                         FYE 12/31/96         $16,933            $20,308
                         FYE 12/31/97         $19,905            $27,083
                         FYE 12/31/98         $32,735            $34,822
                         FYE 12/31/99         $52,264            $42,151
                         FYE 12/31/00         $37,137            $38,312
                         FYE 12/31/01         $26,670            $33,755

(*) Inception 10/02/1986

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
General Electric Company                      9.42%
Viacom, Inc. - Class B                        4.94%
AOL Time Warner Inc.                          4.93%
eBay Inc.                                     4.78%
Cisco Systems, Inc.                           4.59%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Communication                                11.27%
Computer & Data Processing Services          10.93%
Electronic Components & Accessories          10.51%
Electronic & Other Electric Equipment         9.42%
Pharmaceuticals                               8.23%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


                    AEGON/Transamerica Series Fund, Inc. 154

     JANUS GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF      MARKET
                                              SHARES         VALUE
                                            -----------   -----------
COMMON STOCKS (90.43 %)

   AMUSEMENT & RECREATION SERVICES (1.37 %)

 MGM MIRAGE (a) (b).......................      895,440    $   25,851

   BUSINESS SERVICES (7.58 %)

 Clear Channel Communications, Inc. (a)...    1,038,705        52,880
 eBay Inc. (a) (b)........................    1,352,839        90,505

   CHEMICALS & ALLIED PRODUCTS (0.90 %)

 Colgate-Palmolive Company................      295,750        17,080

   COMMERCIAL BANKS (1.02 %)

 Citigroup Inc............................      383,275        19,348

   COMMUNICATION (11.27 %)

 Comcast Corporation - Class A (a)........      703,104        25,312
 Echostar Communications Corporation -
   Class A (a) (b)........................    1,462,955        40,187
 Liberty Media Corporation - Class A (a)..    3,898,382        54,577
 Viacom, Inc. - Class B (a)...............    2,115,960        93,421

   COMMUNICATIONS EQUIPMENT (2.46 %)

 McDATA Corporation - Class B (a) (b).....      137,170         3,444
 Nokia Oyj - ADR..........................    1,754,759        43,044

   COMPUTER & DATA PROCESSING SERVICES (10.93 %)

 AOL Time Warner Inc. (a).................    2,904,349        93,230
 Cerner Corporation (a) (b)...............      124,910         6,237
 Check Point Software Technologies, Ltd.
   (a) (b)................................      363,575        14,503
 Microsoft Corporation (a)................      681,619        45,157
 Openwave Systems, Inc. (a)...............      623,415         6,103
 Oracle Corporation (a)...................    1,256,675        17,355
 VERITAS Software Corporation (a).........      539,757        24,197

   COMPUTER & OFFICE EQUIPMENT (6.41 %)

 Brocade Communications Systems, Inc. (a)
   (b)....................................      556,475        18,430
 Cisco Systems, Inc. (a)..................    4,795,935        86,854
 Network Appliance, Inc. (a)..............      734,810        16,070

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (9.42 %)

 General Electric Company.................    4,446,420       178,214

   ELECTRONIC COMPONENTS & ACCESSORIES (10.51 %)

 JDS Uniphase Corporation (a).............    1,198,215        10,460
 Maxim Integrated Products (a)............    1,040,823        54,654
 PMC-Sierra, Inc. (a) (b).................       89,285         1,898

                                             NUMBER OF      MARKET
                                              SHARES         VALUE
                                            -----------   -----------
COMMON STOCKS (CONTINUED)

   ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)

 Tyco International Ltd...................      558,320    $   32,885
 Vitesse Semiconductor Corporation (a)
   (b)....................................    1,183,905        14,716
 Xilinx, Inc. (a).........................    2,160,223        84,357

   INDUSTRIAL MACHINERY & EQUIPMENT (2.21 %)

 ASM Lithography Holding NV -
   NY Registered Shares (a) (b)...........    2,457,265        41,896

   INSTRUMENTS & RELATED PRODUCTS (1.92 %)

 Teradyne, Inc. (a) (b)...................    1,206,135        36,353

   INSURANCE (1.64 %)

 AFLAC Incorporated.......................      442,895        10,878
 American International Group, Inc........      254,185        20,182

   LUMBER & OTHER BUILDING MATERIALS (4.51 %)

 Home Depot, Inc. (The)...................    1,672,543        85,316

   MEDICAL INSTRUMENTS & SUPPLIES (3.45 %)

 Medtronic, Inc...........................    1,275,400        65,313

   PHARMACEUTICALS (8.23 %)

 American Home Products Corporation.......      323,705        19,863
 Amgen Inc. (a)...........................      649,520        36,659
 Andrx Corporation - Andrx Group (a)......        7,540           531
 Forest Laboratories, Inc. (a)............      200,850        16,460
 Genentech, Inc. (a)......................      670,215        36,359
 McKesson HBOC, Inc.......................      535,055        20,011
 Teva Pharmaceutical Industries
   Ltd. - ADR (b).........................      421,165        25,956

   RETAIL TRADE (2.03 %)

 Tiffany & Co. ...........................    1,220,280        38,402

   SECURITY & COMMODITY BROKERS (3.51 %)

 Merrill Lynch & Co., Inc. (b)............      735,125        38,315
 Schwab (Charles) Corporation (The).......    1,812,270        28,036

   VARIETY STORES (1.06 %)

 Costco Wholesale Corporation (a).........      450,638        19,999
                                                          -----------
 Total Common Stocks
 (cost: $ 1,620,114)...................................     1,711,498
                                                          -----------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  155

     JANUS GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             PRINCIPAL      MARKET
                                              AMOUNT         VALUE
                                            -----------   -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (6.85 %)

 Fannie Mae
   3.48 %, due 07/26/2002.................   $   15,000    $   14,701

 Federal Home Loan Bank
   1.75 %, due 03/08/2002.................       25,000        24,920

 Freddie Mac
   1.51 %, due 01/02/2002.................       90,000        89,997
                                                          -----------
 Total Short-Term U.S. Government Obligations
 (cost: $ 129,618)........................                    129,618
                                                          -----------

COMMERCIAL PAPER (2.68 %)

 Tyco Capital Corporation
   1.78 %, due 01/02/2002.................       50,800        50,797
                                                          -----------
 Total Commercial Paper
 (cost: $ 50,797)......................................        50,797
                                                          -----------
 Total Investment Securities
 (cost: $ 1,800,529)...................................   $ 1,891,913
                                                          ===========
SUMMARY:

 Investments, at market value.............      99.96 %   $ 1,891,913
 Other assets in excess of liabilities....       0.04 %           673
                                            -----------   -----------
 Net assets...............................     100.00 %   $ 1,892,586
                                            ===========   ===========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1E). The market value at December 31, 2001 of all securities on loan is $ 189,988. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  156

     JANUS GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost....................  $ 1,800,529
                                                         ===========
 Investments in securities, at market value............  $ 1,891,913
 Cash..................................................          104
 Cash collateral for securities on loan................      197,407
 Receivables:
   Securities sold.....................................        1,282
   Interest............................................           10
   Dividends...........................................          872
   Dividend reclaims receivable........................            7
   Foreign currency contracts..........................            0
   Other...............................................          319
                                                         -----------
     Total assets......................................    2,091,914
                                                         -----------
LIABILITIES:
 Securities purchased..................................            0
 Accounts payable and accrued liabilities:
   Investment advisory fees............................        1,287
   Dividends to shareholders...........................            0
   Deposits for securities on loan.....................      197,407
   Foreign currency contracts..........................            0
   Other accrued liabilities...........................          634
                                                         -----------
     Total liabilities.................................      199,328
                                                         -----------
       Net assets......................................  $ 1,892,586
                                                         ===========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.......................      100,000
                                                         ===========
 Capital stock ($ .01 par value).......................  $       580
 Additional paid-in capital............................    2,346,774
 Accumulated net investment income (loss)..............            0
 Accumulated net realized gain (loss) on investment
   securities and foreign currency transactions........     (546,152)
 Net unrealized appreciation (depreciation) on:
   Investment securities...............................       91,384
   Foreign currency transactions.......................            0
                                                         -----------
 Net assets applicable to outstanding shares of
   capital.............................................  $ 1,892,586
                                                         ===========
 Shares outstanding....................................       57,958
                                                         ===========
 Net asset value and offering price per share..........  $     32.65
                                                         ===========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest..............................................  $    6,240
 Dividends.............................................       6,528
 Foreign tax withheld..................................        (223)
                                                         ----------
     Total investment income...........................      12,545
                                                         ----------
EXPENSES:
 Investment advisory fees..............................      17,751
 Printing and shareholder reports......................       1,148
 Custody fees..........................................         348
 Administrative service fees...........................         314
 Legal fees............................................          94
 Auditing fees.........................................          31
 Directors fees........................................          58
 Registration fees.....................................           0
 Other fees............................................          70
                                                         ----------
     Total expenses....................................      19,814
                                                         ----------
 Net investment income (loss)..........................      (7,269)
                                                         ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities...............................    (543,286)
   Foreign currency transactions.......................          90
                                                         ----------
     Total net realized gain (loss)....................    (543,196)
                                                         ----------
 Change in unrealized appreciation (depreciation) on:
   Investment securities...............................    (279,378)
   Foreign currency transactions.......................           0
                                                         ----------
     Total change in unrealized appreciation
       (depreciation)..................................    (279,378)
                                                         ----------
 Net gain (loss) on investment securities and foreign
   currency transactions...............................    (822,574)
                                                         ----------
     Net increase (decrease) in net assets resulting
       from operations.................................  $ (829,843)
                                                         ==========

The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc. 157

     JANUS GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------   ------------
OPERATIONS:
 Net investment income (loss)...............................  $    (7,269)   $     (7,443)
 Net realized gain (loss) on investment securities and
   foreign currency transactions............................     (543,196)        548,504
 Change in unrealized appreciation (depreciation) on
   investment securities and foreign currency
   transactions.............................................     (279,378)     (1,758,441)
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (829,843)     (1,217,380)
                                                              ------------   ------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................            0               0
 In excess of net investment income.........................            0          (5,373)
 Net realized gains.........................................            0        (503,193)
 In excess of net realized gains............................      (77,572)              0
                                                              ------------   ------------
   Total distributions......................................      (77,572)       (508,566)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................      272,654         399,447
 Dividends and distributions reinvested.....................       77,572         508,566
 Cost of shares redeemed....................................     (507,312)       (366,220)
                                                              ------------   ------------
   Increase (decrease) in net assets from capital share
     transactions...........................................     (157,086)        541,793
                                                              ------------   ------------
 Net increase (decrease) in net assets......................   (1,064,501)     (1,184,153)
NET ASSETS:
 Beginning of year..........................................    2,957,087       4,141,240
                                                              ------------   ------------
 End of year................................................  $ 1,892,586    $  2,957,087
                                                              ============   ============
 Accumulated net investment income..........................  $         0    $          0
                                                              ============   ============

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                         DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                                 2001          2000          1999          1998          1997
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year..........................  $     47.34   $     78.00   $     59.94   $     36.84   $     35.00
                                                              -----------   -----------   -----------   -----------   -----------
 Income from operations:
   Net investment income (loss).............................        (0.12)        (0.14)        (0.04)         0.12          0.31
   Net realized and unrealized gain (loss) on investments...       (13.24)       (21.10)        34.02         23.49          5.88
                                                              -----------   -----------   -----------   -----------   -----------
     Net income (loss) from operations......................       (13.36)       (21.24)        33.98         23.61          6.19
                                                              -----------   -----------   -----------   -----------   -----------
 Distributions:
   Dividends from net investment income.....................         0.00          0.00          0.00         (0.09)        (0.26)
   Dividends in excess of net investment income.............         0.00         (0.10)        (1.17)         0.00          0.00
   Distributions from net realized gains on investments.....         0.00         (9.32)       (14.75)        (0.42)        (4.09)
   Distributions in excess of net realized gains on
     investments............................................        (1.33)         0.00          0.00          0.00          0.00
                                                              -----------   -----------   -----------   -----------   -----------
     Total distributions....................................        (1.33)        (9.42)       (15.92)        (0.51)        (4.35)
                                                              -----------   -----------   -----------   -----------   -----------
Net asset value, end of year................................  $     32.65   $     47.34   $     78.00   $     59.94   $     36.84
                                                              ===========   ===========   ===========   ===========   ===========
Total return................................................     (28.20)%      (28.94)%       59.67 %       64.47 %       17.54 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 1,892,586   $ 2,957,087   $ 4,141,240   $ 3,086,057   $ 1,839,453
   Ratio of expenses to average net assets..................       0.89 %        0.82 %        0.82 %        0.83 %        0.87 %
   Ratio of net investment income (loss) to average net
     assets.................................................      (0.33)%       (0.18)%       (0.05)%        0.25 %        0.80 %
   Portfolio turnover rate..................................      60.30 %       49.08 %       70.95 %       35.29 %       85.88 %

The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  158

     JANUS GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Growth (the "portfolio", formerly known as WRL Janus Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2001.

E. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 340 is included in interest income.

F. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as



                   AEGON/Transamerica Series Fund, Inc.  159

     JANUS GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $ (7,179), Accumulated net investment income (loss) for $ 7,269 and Accumulated net realized gain
(loss) for $ (90) are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

G. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

H. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
  0.80 %          1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Janus Capital Corporation ("Janus") to provide investment services to the portfolio and compensates Janus as described in the Fund's Statement of Additional Information.

Janus may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Janus. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Janus during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's



                   AEGON/Transamerica Series Fund, Inc.  160

     JANUS GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund.

These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 43. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government......  $ 1,253,808
  U.S. Government securities...............      557,498
Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government......    1,462,790
  U.S. Government securities...............      481,427

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                         ----------------
                                          2001      2000
                                         -------   ------
Shares issued..........................    7,233    5,258
Shares issued - reinvestment of
  dividends and distributions..........    2,385    9,143
Shares redeemed........................  (14,132)  (5,025)
                                         -------   ------
Net increase (decrease) in shares
  outstanding..........................   (4,514)   9,376
                                         =======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

  NET CAPITAL LOSS
    CARRYFORWARD     AVAILABLE THROUGH
  ----------------   -----------------
     $ 532,988       December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.....................  $ 1,813,692
                                             ===========
Unrealized appreciation....................  $   228,844
Unrealized (depreciation)..................     (150,623)
                                             -----------
Net unrealized appreciation
  (depreciation)...........................  $    78,221
                                             ===========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less fees paid indirectly.



                   AEGON/Transamerica Series Fund, Inc.  161

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Janus Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Growth (previously WRL Janus Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002



                   AEGON/Transamerica Series Fund, Inc.  162

LKCM CAPITAL GROWTH

....seeks long-term growth of capital.

MARKET ENVIRONMENT

2001 had a number of cross currents, with a slowing economy off-setting a very accommodative Federal Reserve Board ("Fed"), which cut interest rates eleven times. Added to the mix were the September 11th terrorist attacks and the war in Afghanistan.

As we look at the world, the question remains how quickly the economy will recover. During the fourth quarter, signs of the economy's bottoming emerged. Our view is that the economy probably will not gain significant traction until the third quarter of 2002. However, the strength of the economy is likely to build during year.

PERFORMANCE

Despite a strong finish in the fourth quarter, the results for the year were disappointing. For the year ended December 31, 2001, LKCM Capital Growth returned (39.00)%. By comparison, the portfolio's benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (11.89)%. However, fourth quarter results were quite good, as the portfolio returned 30.17 % versus
10.69 % for the S&P 500.

STRATEGY REVIEW

LKCM Capital Growth is well positioned for an economic recovery in 2002. Clearly, we were early in taking this stance, and it detracted from performance in 2001, particularly in the third quarter. However, the fourth quarter showed the benefits of this positioning. The largest sector weights at year-end were: information technology 55.9 %, industrials 10.2 % and health care 11.2 %. Four of the five largest holdings at year-end were from the information technology sector: Vitesse Semiconductor Corporation, Broadcom Corporation - Class A, Applied Micro Circuits Corporation and Micron Technology, Inc. We believe any economic recovery is likely to begin with semiconductor companies filling increasing orders. Our industrial weight also reflects our bet on a rebound in the economy, with two of LKCM Capital Growth's top 10 holdings coming from this sector: SPX Corporation and RailAmerica, Inc.

Over the long term, we believe that successful investing demands a mixture of art and science. Although we utilize quantitative tools to access the relative attractiveness of potential investments, many of the elements that make a successful growth stock investment cannot be reduced to simple math. As such, we go to great pains to understand what drives earnings.

Growth can be found in many places. The portfolio's investments will not be limited by company size, but mid- and large-capitalization stocks will be the focus. The portfolio will typically own around 50 stocks, but will be relatively concentrated, with the top 20 stocks accounting for half the portfolio. Our goal, which we failed to achieve in 2001, is to outperform the S&P 500 in both good and bad markets.

OUTLOOK

As we look into 2002, we are encouraged by both the economy and the potential for the equity markets. The degree of stimulus from the Fed is almost unprecedented, and consumer spending remains quite strong. Confidence holds the key to recovery - confidence from the corporations to invest in new projects and technologies, and confidence from consumers over their own job situations. Moreover, investor expectations have become more manageable. While many may have become irrationally exuberant through 1999 and early 2000, we believe that investors went to the opposite extreme in the third quarter of 2001. While we are more optimistic, we caution that volatility is likely here to stay. Although we feel quite strongly that we are at the bottom for the economy, there will be fits and starts along the way. Overall, we feel that the environment for stocks in general, and growth stocks in particular, is more constructive now than it has been in several years, and that LKCM Capital Growth is well positioned to benefit.



/s/ Luther King                                            /s/ Brent W. Clum

LUTHER KING,JR.                                            BRENT W. CLUM

                               LKCM Capital Growth
                               Portfolio Managers


The views expressed in this commentary on LKCM Capital Growth reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of Aegon/Transamerica Fund Advisers, Inc. ("Aegon/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and Aegon/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.



                   AEGON/Transamerica Series Fund, Inc.  163

LKCM CAPITAL GROWTH

Confidence holds the key to recovery - confidence from the corporations to invest in new projects and technologies, and confidence from consumers over their own job situations.

                                                                [LKCM LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. LKCM Capital Growth and the Standard and Poor's 500 Composite Stock Index.

[_] LKCM Capital Growth               $ 6,826

[_] S&P 500                           $ 8,854

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
    1 Year         5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
  (39.00)%           N/A               N/A                (29.73)%

                                   [GRAPH 16]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                            Portfolio          S&P Index
                           Inception 12/1/00                 $ 10,000           $ 10,000
                           Period Ended 12/31/00             $ 11,190           $ 10,049
                           FYE 12/31/01                      $  6,826           $  8,854

(*) INCEPTION

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Vitesse Semiconductor Corporation             7.33 %
Broadcom Corporation - Class A                6.94 %
Biovail Corporation                           5.67 %
Applied Micro Circuits Corporation            4.79 %
Micron Technology, Inc.                       4.57 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Electronic Components & Accessories          34.05 %
Computer & Data Processing Services          10.03 %
Industrial Machinery & Equipment              6.82 %
Security & Commodity Brokers                  6.26 %
Pharmaceuticals                               6.03 %

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.



                   AEGON/Transamerica Series Fund, Inc.  164

     LKCM CAPITAL GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (99.43 %)

   AMUSEMENT & RECREATION SERVICES (1.38 %)

 Multimedia Games, Inc. (a)...................     2,350     $   89

   AUTOMOTIVE (0.42 %)

 Honeywell International Inc..................       800         27

   BUSINESS SERVICES (1.83 %)

 First Data Corporation.......................     1,500        118

   CHEMICALS & ALLIED PRODUCTS (1.24 %)

 Smith International, Inc. (a)................     1,500         80

   COMMERCIAL BANKS (3.81 %)

 Bank of America Corporation..................       800         50
 Bank of New York Company, Inc. (The).........       950         39
 Citigroup Inc................................     1,750         88
 FleetBoston Financial Corporation............     1,900         69

   COMMUNICATION (1.30 %)

 Crown Castle International Corp. (a).........     1,800         19
 Viacom, Inc. - Class B (a)...................     1,475         65

   COMMUNICATIONS EQUIPMENT (3.97 %)

 Lucent Technologies Inc......................    18,000        113
 Nokia Oyj - ADR..............................       900         22
 QUALCOMM Incorporated (a)....................     2,400        121

   COMPUTER & DATA PROCESSING SERVICES (10.03 %)

 AOL Time Warner Inc. (a).....................     1,625         52
 Mercury Interactive Corporation (a)..........       500         17
 Microsoft Corporation (a)....................     1,650        109
 Oracle Corporation (a).......................    16,800        232
 Red Hat, Inc. (a)............................     7,000         50
 VERITAS Software Corporation (a).............     4,200        188

   COMPUTER & OFFICE EQUIPMENT (4.69 %)

 Adaptec, Inc. (a)............................    12,000        174
 Cisco Systems, Inc. (a)......................     4,900         89
 International Business Machines
   Corporation................................       175         21
 Sun Microsystems, Inc. (a)...................     1,575         19

   ELECTRONIC COMPONENTS & ACCESSORIES (34.05 %)

 Altera Corporation (a).......................     2,750         58
 Applied Micro Circuits Corporation (a).......    27,300        309
 Broadcom Corporation - Class A (a)...........    10,950        448
 Exar Corporation (a).........................     4,000         83
 Intel Corporation............................     3,800        120
 JDS Uniphase Corporation (a).................     5,000         44
 Micron Technology, Inc. (a)..................     9,500        295
 PMC-Sierra, Inc. (a).........................     9,375        199
 Tyco International Ltd. .....................     1,890        111
 Vitesse Semiconductor Corporation (a)........    38,000        473
 Zoran Corporation (a)........................     1,800         59

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   GAS PRODUCTION & DISTRIBUTION (0.70 %)

 El Paso Corporation..........................     1,000     $   45

   HEALTH SERVICES (5.13 %)

 HEALTHSOUTH Corporation (a)..................     1,900         28
 Kindred Healthcare, Inc. (a).................     3,100        161
 Triad Hospitals, Inc. (a)....................     4,850        142

   INDUSTRIAL MACHINERY & EQUIPMENT (6.82 %)

 Applied Materials, Inc. (a)..................     2,000         80
 Axcelis Technologies, Inc. (a)...............     5,000         64
 SPX Corporation (a)..........................     1,700        233
 Ultratech Stepper, Inc. (a)..................     3,800         63

   INSURANCE (0.42 %)

 XL Capital Ltd. - Class A....................       300         27

   LIFE INSURANCE (1.21 %)

 Prudential Financial, Inc. (a)...............     2,350         78

   MANUFACTURING INDUSTRIES (1.05 %)

 International Game Technology (a)............     1,000         68

   OIL & GAS EXTRACTION (4.74 %)

 BJ Services Company (a)......................     1,775         58
 ENSCO International Incorporated.............     2,250         56
 GlobalSantaFe Corporation....................     3,000         86
 Ocean Energy Inc. ...........................     5,500        106

   PHARMACEUTICALS (6.03 %)

 Biovail Corporation (a)......................     6,500        366
 Teva Pharmaceutical Industries Ltd. - ADR....       375         23

   RAILROADS (3.25 %)

 RailAmerica, Inc. (a)........................    14,500        210

   RETAIL TRADE (0.51 %)

 Barnes & Noble, Inc. (a).....................     1,100         33

   SECURITY & COMMODITY BROKERS (6.26 %)

 Goldman Sachs Group, Inc. (The)..............     1,150        107
 Lehman Brothers Holdings Inc. ...............     1,850        124
 Morgan Stanley Dean Witter & Co. ............     3,100        173

   TRANSPORTATION EQUIPMENT (0.59 %)

 General Dynamics Corporation.................       475         38
                                                            -------
 Total Common Stocks
 (cost: $ 6,233).........................................     6,419
                                                            -------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  165

     LKCM CAPITAL GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                PRINCIPAL   MARKET
                                                 AMOUNT      VALUE
                                                ---------   -------
SHORT-TERM OBLIGATIONS (0.93 %)

 Investors Bank & Trust Company (b)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 60 on
   01/02/2002.................................  $     60     $   60
                                                            -------
 Total Short-Term Obligations
 (cost: $ 60)............................................        60
                                                            -------
 Total Investment Securities
 (cost: $ 6,293).........................................   $ 6,479
                                                            =======

SUMMARY:

 Investments, at market value.................  100.36 %    $ 6,479
 Liabilities in excess of other assets........   (0.36)%        (23)
                                                --------    -------
 Net assets...................................  100.00 %    $ 6,456
                                                ========    =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, the repurchase agreement is collateralized by $ 75 Freddie Mac Floating Rate Note - 1544
     (3.51 %, due 07/15/2008) with a market value and accrued interest of $ 64.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  166

     LKCM CAPITAL GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $  6,293
                                                           ========
 Investments in securities, at market value..............  $  6,479
 Cash....................................................        50
 Receivables:
   Securities sold.......................................       167
   Interest..............................................         0
   Dividends.............................................         1
   Other.................................................         0
                                                           --------
     Total assets........................................     6,697
                                                           --------
LIABILITIES:
 Securities purchased....................................       236
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         4
   Dividends to shareholders.............................         0
   Other accrued liabilities.............................         1
                                                           --------
     Total liabilities...................................       241
                                                           --------
       Net assets........................................  $  6,456
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     10
 Additional paid-in capital..............................     7,020
 Accumulated net investment income (loss)................         0
 Accumulated net realized gain (loss) on investment
   securities............................................      (760)
 Net unrealized appreciation (depreciation) on investment
   securities............................................       186
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $  6,456
                                                           ========
 Shares outstanding......................................       959
                                                           ========
 Net asset value and offering price per share............  $   6.73
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest..................................................  $    3
 Dividends.................................................      10
                                                             ------
     Total investment income...............................      13
                                                             ------
EXPENSES:
 Investment advisory fees..................................      17
 Printing and shareholder reports..........................       7
 Custody fees..............................................      35
 Administrative service fees...............................       0
 Legal fees................................................       0
 Auditing fees.............................................       7
 Directors fees............................................       0
 Registration fees.........................................       0
 Other fees................................................       0
                                                             ------
     Total expenses........................................      66
LESS:
 Advisory fee waiver and expense reimbursement.............      45
                                                             ------
     Net expenses..........................................      21
                                                             ------
 Net investment income (loss)..............................      (8)
                                                             ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.........    (760)
 Change in unrealized appreciation (depreciation) on
   investment securities...................................     137
                                                             ------
 Net gain (loss) on investment securities..................    (623)
                                                             ------
     Net increase (decrease) in net assets resulting from
       operations..........................................  $ (631)
                                                             ======

The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  167

     LKCM CAPITAL GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001        2000(1)
                                                              ----------    ---------
OPERATIONS:
 Net investment income (loss)...............................  $       (8)   $       0
 Net realized gain (loss) on investment securities..........        (760)          24
 Change in unrealized appreciation (depreciation) on
   investment securities....................................         137           49
                                                              ----------    ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................        (631)          73
                                                              ----------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................         (16)           0
 In excess of net investment income.........................          (8)           0
 Net realized gains.........................................           0            0
 In excess of net realized gains............................           0            0
                                                              ----------    ---------
   Total distributions......................................         (24)           0
                                                              ----------    ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................       7,180          693
 Dividends and distributions reinvested.....................          24            0
 Cost of shares redeemed....................................        (858)          (1)
                                                              ----------    ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................       6,346          692
                                                              ----------    ---------
 Net increase (decrease) in net assets......................       5,691          765
NET ASSETS:
 Beginning of year..........................................         765            0
                                                              ----------    ---------
 End of year................................................  $    6,456    $     765
                                                              ==========    =========
 Accumulated net investment income..........................  $        0    $      24
                                                              ==========    =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001        2000(1)
                                                              ----------    ---------
Net asset value, beginning of year..........................      $11.19    $   10.00
                                                              ----------    ---------
 Income from operations:
   Net investment income (loss).............................       (0.03)        0.00
   Net realized and unrealized gain (loss) on investments...       (4.33)        1.19
                                                              ----------    ---------
     Net income (loss) from operations......................       (4.36)        1.19
                                                              ----------    ---------
 Distributions:
   Dividends from net investment income.....................       (0.07)        0.00
   Dividends in excess of net investment income.............       (0.03)        0.00
   Distributions from net realized gains on investments.....        0.00         0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00         0.00
                                                              ----------    ---------
     Total distributions....................................       (0.10)        0.00
                                                              ----------    ---------
Net asset value, end of year................................       $6.73    $   11.19
                                                              ==========    =========
Total return................................................    (39.00)%      11.90 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................      $6,456    $     765
   Ratio of total expenses to average net assets............      3.18 %       1.00 %
   Ratio of net expenses to average net assets..............      1.00 %       1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................     (0.41)%       0.39 %
   Portfolio turnover rate..................................    183.45 %      41.64 %

The notes to the financial statements are an integral part of this report.



                   AEGON/Transamerica Series Fund, Inc.  168

     LKCM CAPITAL GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

LKCM Capital Growth (the "portfolio", formerly known as WRL LKCM Capital Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was December 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $ (8) and Accumulated net investment income (loss) for $ 8 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

D. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 24 of short-term capital gains are included in distributions of net investment income.

E. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.


                   AEGON/Transamerica Series Fund, Inc.  169

     LKCM CAPITAL GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

F. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Luther King Capital Management Corporation ("LKCM") to provide investment services to the portfolio and compensates LKCM as described in the Fund's Statement of Additional Information.

LKCM may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or LKCM. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or LKCM during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.


                   AEGON/Transamerica Series Fund, Inc.  170

     LKCM CAPITAL GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 10,220
  U.S. Government securities..................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........     3,905
  U.S. Government securities..................        21

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                           ---------------
                                           2001    2000(1)
                                           -----   -------
Shares issued............................  1,001       68
Shares issued - reinvestment of dividends
  and distributions......................      4        0
Shares redeemed..........................   (114)       0
                                           -----   ------
Net increase (decrease) in shares
  outstanding............................    891       68
                                           =====   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
     $ 722         December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.........................  $ 6,331
                                                 =======
Unrealized appreciation........................  $   376
Unrealized (depreciation)......................     (228)
                                                 -------
Net unrealized appreciation (depreciation).....  $   148
                                                 =======

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc.  171

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of LKCM Capital Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Capital Growth (previously WRL LKCM Capital Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 1, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  172

GOLDMAN SACHS GROWTH

....seeks long-term growth of capital.

MARKET ENVIRONMENT

The U.S. equity markets experienced a difficult 2001 as the majority of the major indexes finished in negative territory for the 12-month period. Throughout the year, investors dealt with the abrupt slowdown in the U.S. economy's growth rate and the resulting sluggish business environment. At the beginning of 2001, the market's weakness was, for the most part, concentrated in the technology sector. The drivers of the precipitous drop in this sector were weakening end-market demand, significant inventory build-up and downward earnings revisions. As the economy's growth slowed even further, more industries began to report a slowdown in business, and investors sold stocks across the board. To jolt the sluggish economy, the Federal Reserve Board ("Fed") lowered the federal funds rate eleven times in 2001. Despite the rationale that purports that lower interest rates spur investment and in turn boost stock prices, the market did not soar on the heels of the looser monetary policy. This was mainly because there was simply not enough demand for companies' products and services to warrant new investments, regardless of the interest rate level. In addition, the events of September 11th further shook the markets. However, we expect to see the positive effects of the Fed's actions in the coming year as the business cycle begins to turn upward.

PERFORMANCE

For the year ended December 31, 2001, Goldman Sachs Growth returned (14.09)%, while its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (11.89)%. As these returns indicate, it was an extremely challenging period for growth stocks. For the same period, the Russell 1000 Growth Index returned (20.42)% versus a return of (5.59)% for the Russell 1000 Value Index. Nevertheless, the portfolio's annualized return of (2.75)% since its inception on May 3, 1999, has outperformed the (4.32)% return of the S&P 500 by 157 basis points.

STRATEGY REVIEW

The portfolio's strongest performers during 2001 were in the producer goods and services and consumer discretionary sectors. In terms of individual stocks, the portfolio held Harrah's Entertainment, Inc., 1.2%, Cendant Corp. 1.3% and First Data Corporation 1.2% which were examples of stocks that enhanced results. On the other hand, our exposure to the technology and utilities sectors detracted from results. Several stocks in these areas hurt the portfolio's performance. For example, within the technology group, the portfolio held Cisco Systems, Inc., 1.5%, Oracle Corporation 0.8% and EMC Corporation 0.6%, which hurt performance. In the utilities space, the portfolio held Mirant Corporation 0.3% and The AES Corporation, a position we sold during the year,which performed poorly as well.

OUTLOOK

The U.S. equity markets rose steadily throughout the fourth quarter of 2001. Based on the current sluggish economic environment, we are assuming that the economy will continue to experience flat growth for the next few quarters. Nevertheless, we are hopeful that 2002 will be a period of stronger growth for U.S. companies, as well as businesses around the world. This is not a forecast but just an assumption so we can test the strength of our companies under the upcoming economic environment. Going forward we will continue to focus on the strength of our companies' financial statements, which has always been our practice.



/s/ Herbert E. Ehlers

HERBERT E. EHLERS
Goldman Sachs Growth
Portfolio Manager


The views expressed in this commentary on Goldman Sachs growth reflect those of the portfolio manager through the year ended December 31,2001. They do not necessarily represent the views of Aegon/Transamerica Fund Advisers,Inc. ("Aegon/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and Aegon/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  173

GOLDMAN SACHS GROWTH

Based on the current sluggish economic environment, we are assuming that the economy will continue to experience flat growth for the next few quarters.

                                                            [GOLDMAN SACHS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Goldman Sachs Growth and the Standard and Poor's 500 Composite Stock Index.

[_] Goldman Sachs Growth               $ 9,285

[_] S&P 500                            $ 8,890

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
 (14.09)%          N/A               N/A               (2.75)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard
& Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                         Portfolio          S&P Index
                       Inception 5/3/99                   $10,000            $10,000
                       Period Ended 12/31/99              $11,750            $11,100
                       FYE 12/31/00                       $10,808            $10,090
                       FYE 12/31/01                       $ 9,285            $ 8,890

(*) INCEPTION

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Microsoft Corporation                         4.48%
General Electric Company                      3.96%
Pfizer Inc.                                   3.09%
Wal-Mart Stores, Inc.                         3.03%
Standard & Poor's 500 Depositary Receipt      2.96%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                              11.06%
Computer & Data Processing Services          10.07%
Commercial Banks                              6.95%
Communication                                 5.80%
Petroleum Refining                            5.23%

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  174

     GOLDMAN SACHS GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (98.67 %)
   AEROSPACE (0.29 %)

 United Technologies Corporation............     2,030    $    131

   AMUSEMENT & RECREATION SERVICES (1.18 %)

 Harrah's Entertainment, Inc. (a)...........    14,460         535

   AUTOMOTIVE (0.78 %)

 Ford Motor Company.........................     8,250         130
 General Motors Corporation.................     2,231         108
 Honeywell International Inc................     3,430         116

   BEVERAGES (3.02 %)

 Coca-Cola Company (The)....................     9,880         466
 PepsiCo, Inc. .............................    18,563         904

   BUSINESS SERVICES (3.17 %)

 CheckFree Holdings Corporation (a) (b).....     2,130          38
 Clear Channel Communications, Inc. (a).....     4,041         206
 First Data Corporation.....................     6,900         541
 TMP Worldwide Inc. (a) (b).................     7,180         308
 Valassis Communications, Inc. (a)..........     9,645         344

   CHEMICALS & ALLIED PRODUCTS (3.84 %)

 Avon Products, Inc.........................     4,590         213
 Colgate-Palmolive Company..................    11,060         639
 Dow Chemical Company (The).................     5,330         180
 du Pont (E.I.) de Nemours and Company......     7,218         307
 Procter & Gamble Company (The).............     5,100         404

   COMMERCIAL BANKS (6.95 %)

 Bank of America Corporation................     7,090         446
 Bank of New York Company, Inc. (The).......     2,990         122
 Citigroup Inc. ............................    20,546       1,037
 MBNA Corporation...........................    18,270         643
 State Street Corporation...................    11,360         594
 Wells Fargo & Company......................     7,230         314

   COMMUNICATION (5.80 %)

 American Tower Corporation - Class A (a)
   (b)......................................     4,660          44
 Cablevision Systems Corporation - Class A
   (a) (b)..................................     4,390         208
 Cablevision Systems Corporation - Rainbow
   Media Group (a) (b)......................     7,670         189
 Comcast Corporation - Class A (a)..........    10,010         360
 Crown Castle International Corp. (a).......    22,990         246
 Echostar Communications Corporation  -
   Class A (a) (b)..........................    10,090         277
 Liberty Media Corporation - Class A (a)....    28,670         401
 Viacom, Inc. - Class B (a).................    20,510         906

   COMMUNICATIONS EQUIPMENT (1.34 %)

 QUALCOMM Incorporated (a)..................    12,040         608

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)

   COMPUTER & DATA PROCESSING SERVICES (10.07 %)

 AOL Time Warner Inc. (a)...................    35,240    $  1,131
 Automatic Data Processing, Inc.............     3,380         199
 Intuit Inc. (a)............................     6,810         291
 Microsoft Corporation (a)..................    30,680       2,034
 Oracle Corporation (a).....................    25,870         357
 Sabre Holdings Corporation (a).............     8,020         340
 VeriSign, Inc. (a) (b).....................     5,767         219

   COMPUTER & OFFICE EQUIPMENT (4.86 %)

 Cisco Systems, Inc. (a)....................    37,060         671
 Dell Computer Corporation (a)..............    10,910         297
 EMC Corporation (a)........................    20,190         271
 International Business Machines
   Corporation..............................     6,390         773
 Sun Microsystems, Inc. (a).................    15,680         193

   DRUG STORES & PROPRIETARY STORES (0.98 %)

 Walgreen Co................................    13,250         446

   ELECTRIC SERVICES (0.55 %)

 Duke Energy Corporation....................     3,230         127
 Mirant Corporation (a).....................     7,655         123

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.52 %)

 Emerson Electric Co........................       930          53
 Energizer Holdings, Inc. (a)...............    10,566         201
 General Electric Company...................    44,830       1,798

   ELECTRONIC COMPONENTS & ACCESSORIES (4.29 %)

 Intel Corporation..........................    28,520         897
 Texas Instruments Incorporated.............     9,630         270
 Tyco International Ltd. ...................    11,030         650
 Xilinx, Inc. (a)...........................     3,350         131

   ENVIRONMENTAL SERVICES (0.23 %)

 Waste Management, Inc......................     3,280         105

   FABRICATED METAL PRODUCTS (0.30 %)

 Gillette Company (The).....................     4,140         138

   FINANCE (2.96 %)

 Standard & Poor's 500 Depositary Receipt...    11,775       1,345

   FOOD & KINDRED PRODUCTS (0.90 %)

 Wrigley (Wm.) Jr. Company..................     7,950         408

   HOTELS & OTHER LODGING PLACES (1.48 %)

 Marriott International, Inc. - Class A.....     9,210         374
 Starwood Hotels & Resorts Worldwide,
   Inc......................................     9,930         296

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  175

     GOLDMAN SACHS GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)
   INSURANCE (3.25 %)

 Ambac Financial Group, Inc. ...............    10,385    $    601
 American International Group, Inc. ........    11,020         875

   INSURANCE AGENTS, BROKERS & SERVICE (0.55 %)

 MetLife, Inc. (b)..........................     7,900         250

   LUMBER & OTHER BUILDING MATERIALS (1.21 %)

 Home Depot, Inc. (The).....................    10,810         551

   LUMBER & WOOD PRODUCTS (0.32 %)

 Weyerhaeuser Company.......................     2,710         147

   MOTION PICTURES (0.34 %)

 Metro-Goldwyn-Mayer Inc. (a)...............     7,100         155

   OIL & GAS EXTRACTION (0.86 %)

 Schlumberger Limited.......................     5,560         306
 Unocal Corporation.........................     2,310          83

   PAPER & ALLIED PRODUCTS (1.03 %)

 International Paper Company................     3,850         155
 Kimberly-Clark Corporation.................     1,980         118
 Minnesota Mining & Manufacturing Company...     1,660         196

   PERSONAL SERVICES (1.26 %)

 Cendant Corp. (a) (b)......................    29,130         571

   PETROLEUM REFINING (5.23 %)

 ChevronTexaco Corporation..................     5,472         490
 Exxon Mobil Corporation....................    32,410       1,274
 Royal Dutch Petroleum Company - NY
   Registered Shares........................    12,400         608

   PHARMACEUTICALS (11.06 %)

 American Home Products Corporation.........     7,600         466
 Amgen Inc. (a).............................     4,620         261
 Bristol-Myers Squibb Co....................    18,030         920
 Johnson & Johnson..........................    13,000         768
 Lilly (Eli) and Company....................     5,070         398
 Merck & Co., Inc...........................     7,730         455
 Pfizer Inc. ...............................    35,147       1,402
 Schering-Plough Corporation................     9,750         349

   PRIMARY METAL INDUSTRIES (0.35 %)

 Alcoa Inc. ................................     4,430         157

   PRINTING & PUBLISHING (0.90 %)

 Belo (A.H.) Corporation - Class A..........     2,830          53
 Gannett Co., Inc...........................     2,090         141
 New York Times Company (The) - Class A.....     4,920         213

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)
   RADIO & TELEVISION BROADCASTING (0.85 %)

 Univision Communications Inc. - Class A (a)
   (b)......................................     9,510    $    385

   RESTAURANTS (0.85 %)

 McDonald's Corporation.....................    14,510         384

   SECURITY & COMMODITY BROKERS (1.53 %)

 Merrill Lynch & Co., Inc...................     3,090         161
 Morgan Stanley Dean Witter & Co............     2,690         150
 Schwab (Charles) Corporation (The).........    24,700         382

   TELECOMMUNICATIONS (3.16 %)

 AT&T Corp. ................................     9,086         165
 SBC Communications Inc. ...................    12,830         503
 Sprint Corporation (FON Group).............     3,510          70
 Sprint Corporation (PCS Group) (a) (b).....    14,930         364
 Verizon Communications, Inc. ..............     6,962         330

   TOBACCO PRODUCTS (1.56 %)

 Philip Morris Companies Inc. ..............    15,490         710

   U.S. GOVERNMENT AGENCIES (3.82 %)

 Fannie Mae.................................    11,240         894
 Freddie Mac................................    12,820         838

   VARIETY STORES (3.03 %)

 Wal-Mart Stores, Inc.......................    23,900       1,376
                                                          --------
 Total Common Stocks
 (cost: $ 47,203)......................................     44,778
                                                          --------
                                              PRINCIPAL    MARKET
                                               AMOUNT      VALUE
                                              ---------   --------
SHORT-TERM OBLIGATIONS (4.45 %)

 Investors Bank & Trust Company (c)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 2,021 on
   01/02/2002...............................  $  2,021    $  2,021
                                                          --------
 Total Short-Term Obligations (cost: $ 2,021)..........      2,021
                                                          --------
 Total Investment Securities (cost: $ 49,224)..........   $ 46,799
                                                          ========
SUMMARY:

 Investments, at market value...............  103.12 %    $ 46,799
 Liabilities in excess of other assets......   (3.12)%      (1,417)
                                              ---------   --------
 Net assets.................................  100.00 %    $ 45,382
                                              =========   ========

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  176

     GOLDMAN SACHS GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 2,338. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) At December 31, 2001, the repurchase agreement is collateralized by $ 8,981 Fannie Mae ARM - 325682 (7.08 %, due 10/01/2023) with a market value and accrued interest of $ 2,122.

DEFINITIONS:

ARM  Adjustable Rate Mortgage

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  177

     GOLDMAN SACHS GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 49,224
                                                           ========
 Investments in securities, at market value..............  $ 46,799
 Cash....................................................        50
 Cash collateral for securities on loan..................     2,435
 Receivables:
   Securities sold.......................................         0
   Interest..............................................         0
   Dividends.............................................        37
   Other.................................................         4
                                                           --------
     Total assets........................................    49,325
                                                           --------
LIABILITIES:
 Securities purchased....................................     1,466
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        34
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................     2,435
   Other accrued liabilities.............................         8
                                                           --------
     Total liabilities...................................     3,943
                                                           --------
       Net assets........................................  $ 45,382
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     50
 Additional paid-in capital..............................    50,363
 Accumulated net investment income (loss)................        51
 Accumulated net realized gain (loss) on investment
   securities............................................    (2,657)
 Net unrealized appreciation (depreciation) on
   investment securities.................................    (2,425)
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 45,382
                                                           ========
 Shares outstanding......................................     4,994
                                                           ========
 Net asset value and offering price per share............  $   9.09
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $     34
 Dividends...............................................       328
                                                           --------
     Total investment income.............................       362
                                                           --------
EXPENSES:
 Investment advisory fees................................       281
 Printing and shareholder reports........................        17
 Custody fees............................................        60
 Administrative service fees.............................         4
 Legal fees..............................................         1
 Auditing fees...........................................        10
 Directors fees..........................................         1
 Registration fees.......................................         0
 Other fees..............................................         1
                                                           --------
     Total expenses......................................       375
LESS:
 Advisory fee waiver and expense reimbursement...........        64
                                                           --------
     Net expenses........................................       311
                                                           --------
 Net investment income (loss)............................        51
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......    (2,492)
 Change in unrealized appreciation (depreciation) on
   investment securities.................................    (1,628)
                                                           --------
 Net gain (loss) on investment securities................    (4,120)
                                                           --------
     Net increase (decrease) in net assets resulting from
       operations........................................  $ (4,069)
                                                           ========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  178

     GOLDMAN SACHS GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                 2001        2000
                                                              ----------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $       51   $      21
 Net realized gain (loss) on investment securities..........      (2,492)        231
 Change in unrealized appreciation (depreciation) on
   investment securities....................................      (1,628)     (1,820)
                                                              ----------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................      (4,069)     (1,568)
                                                              ----------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................        (264)       (124)
 In excess of net investment income.........................           0           0
 Net realized gains.........................................           0        (100)
 In excess of net realized gains............................         (25)          0
                                                              ----------   ---------
   Total distributions......................................        (289)       (224)
                                                              ----------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................      42,311      21,201
 Dividends and distributions reinvested.....................         289         224
 Cost of shares redeemed....................................     (13,045)     (7,652)
                                                              ----------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................      29,555      13,773
                                                              ----------   ---------
 Net increase (decrease) in net assets......................      25,197      11,981
NET ASSETS:
 Beginning of year..........................................      20,185       8,204
                                                              ----------   ---------
 End of year................................................  $   45,382   $  20,185
                                                              ==========   =========
 Accumulated net investment income..........................  $       51   $     264
                                                              ==========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                         DECEMBER 31,
                                                              ----------------------------------
                                                                 2001        2000       1999(1)
                                                              ----------   ---------   ---------
Net asset value, beginning of year..........................  $    10.67   $   11.75   $   10.00
                                                              ----------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................        0.02        0.02        0.01
   Net realized and unrealized gain (loss) on investments...       (1.52)      (0.95)       1.74
                                                              ----------   ---------   ---------
     Net income (loss) from operations......................       (1.50)      (0.93)       1.75
                                                              ----------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................       (0.07)      (0.10)       0.00
   Dividends in excess of net investment income.............        0.00        0.00        0.00
   Distributions from net realized gains on investments.....        0.00       (0.05)       0.00
   Distributions in excess of net realized gains on
     investments............................................       (0.01)       0.00        0.00
                                                              ----------   ---------   ---------
     Total distributions....................................       (0.08)      (0.15)       0.00
                                                              ----------   ---------   ---------
Net asset value, end of year................................  $     9.09   $   10.67   $   11.75
                                                              ==========   =========   =========
Total return................................................    (14.09)%     (8.02)%     17.50 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $   45,382   $  20,185   $   8,204
   Ratio of total expenses to average net assets............      1.21 %      1.37 %      2.68 %
   Ratio of net expenses to average net assets..............      1.00 %      1.00 %      1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................      0.16 %      0.15 %      0.12 %
   Portfolio turnover rate..................................     17.38 %     36.51 %     40.46 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  179

     GOLDMAN SACHS GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Goldman Sachs Growth (the "portfolio", formerly known as WRL Goldman Sachs Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 1 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 243 of short-term capital gains are included in distributions of net investment income.


                   AEGON/Transamerica Series Fund, Inc.  180

     GOLDMAN SACHS GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.90 %         1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Goldman Sachs Asset Management ("Goldman Sachs") to provide investment services to the portfolio and compensates Goldman Sachs as described in the Fund's Statement of Additional Information.

Goldman Sachs may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Goldman Sachs. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Goldman Sachs during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.


                   AEGON/Transamerica Series Fund, Inc.  181

     GOLDMAN SACHS GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government..........  $ 33,431
  U.S. Government securities...................     1,051

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government..........     5,271
  U.S. Government securities...................         0

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                           --------------
                                            2001    2000
                                           ------   -----
Shares issued............................   4,487   1,849
Shares issued - reinvestment of dividends
  and distributions......................      31      19
Shares redeemed..........................  (1,415)   (675)
                                           ------   -----
Net increase (decrease) in shares
  outstanding............................   3,103   1,193
                                           ======   =====

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 483 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
    $ 1,890        December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 49,507
                                                ========
Unrealized appreciation.......................  $  1,789
Unrealized (depreciation).....................    (4,497)
                                                --------
Net unrealized appreciation (depreciation)....  $ (2,708)
                                                ========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc.  182

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Goldman Sachs Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Growth (previously WRL Goldman Sachs Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  183

GE U.S. EQUITY

....seeks long-term growth of capital.

MARKET ENVIRONMENT

Patriotism was seen not only in the multitude of flags waving across the country but also in the U.S. equity markets during the fourth quarter. The NASDAQ Composite Index ("NASDAQ") rallied an astonishing 30.13% during this period. However, despite the enthusiasm in the quarter, most indexes finished the year with double-digit losses. The NASDAQ finished the year down (20.79)% and the Standard and Poor's 500 Composite Stock Index ("S&P 500") ended the year down (11.89)%, despite a 10.69% rally in the fourth quarter. Similarly, the Dow
Jones Industrial Average rallied 13.27% in the fourth quarter only to end the year down (7.10)%. The "sweet spot" in the market was the performance of small caps as measured by the Russell 2000 index, which rallied 21.09% in the fourth quarter and posted a positive return of 2.49% for the year. In general, the fourth quarter rally was led by cyclical industries with the technology sector playing a significant role in the upswing.

The geopolitical landscape changed forever in 2001. The U.S. economic outlook remains constructive despite the attacks in September of 2001. Many of the indicators such as consumer confidence, employment, and corporate profits seem to be signaling the bottom to this economic slowdown. For the most part, investors are discounting a robust recovery in 2002. For this scenario to play out, we need to see a very robust recovery in corporate earnings and continued consumer confidence and spending, which are already at very healthy levels. We believe a more moderate recovery will most likely unfold in the second half of 2002. Stock selection will continue to play an important role in realizing value during this recovery process.

PERFORMANCE

For the year ended December 31, 2001, GE U.S. Equity returned (8.88)% and its benchmark, the S&P 500 returned (11.89)%. For the fourth quarter, GE U.S. Equity posted a return of 10.01% compared with the S&P 500's return of 10.69%.

STRATEGY REVIEW

The largest contributor to performance can be attributed to the technology sector. While the S&P 500's technology sector lost nearly (25)%, the portfolio's technology sector posted an impressive 6.0% return despite an underweight position in the sector due to valuation concerns. Leading performers were First Data Corporation, Equifax Inc. and Intuit Inc. Industry allocation within the technology sector was another key driver to performance as the portfolio had a sizable overweight of 3.7% in the services industry, which was up 28.2%. Our holdings in financial and utilities sectors also achieved solid relative performance.

Despite solid relative returns, the GE U.S. Equity strategy experienced weakness in the consumer cyclical and energy sectors. In the consumer cyclical sector, broadcast media and entertainment stocks detracted from performance, particularly Liberty Media Corporation - Class A and The Walt Disney Company. In the energy sector, an overweight in drilling and equipment securities detracted from results as the industry declined (30)% during this period. Energy has been volatile all year due to fluctuating commodity prices.

OUTLOOK

We remain cautiously optimistic for 2002 and continue to focus on the long-term horizon, utilizing a bottom-up, fundamental approach to stock selection. The portfolio's "style neutral" construction - blending both growth and value styles - positions it well for this volatile environment.

The views expressed in this commentary on GE U.S. Equity reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as Investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


/s/ E. K. Bolton

EUGENE K. BOLTON
GE U.S. Equity
Portfolio Manager

The views expressed in this commentary on GE U.S. Equity reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.




                   AEGON/Transamerica Series Fund, Inc.  184

GE U.S. EQUITY

The portfolio's "style neutral" construction - blending both growth and value styles - positions it well for this volatile environment.

                                                           [GE INVESTMENTS LOGO]

Comparison of change in value of $ 10,000 investment in AEGON\Transamerica Series Fund, Inc. GE U.S. Equity and the Standard and Poor's 500 Composite Stock Index.

[ ] GE U.S. Equity               $ 16,705

[ ] S&P 500                      $ 16,624

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
1 Year         5 Years         10 Years         From Inception
--------------------------------------------------------------------------------
(8.88)%          N/A             N/A                10.82 %


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                Portfolio          S&P Index
 Inception 1/2/97                $10,000            $10,000
 Period Ended 12/31/97           $12,701            $13,336
 FYE 12/31/98                    $15,606            $17,148
 FYE 12/31/99                    $18,479            $20,756
 FYE 12/31/00                    $18,333            $18,867
 FYE 12/31/01                    $16,705            $16,624

(*) INCEPTION

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                5.17 %
Microsoft Corporation                         3.32 %
First Data Corporation                        2.97 %
Exxon Mobil Corporation                       2.83 %
Johnson & Johnson                             2.83 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                              12.79 %
Commercial Banks                              9.64 %
Computer & Data Processing Services           6.20 %
Business Services                             4.89 %
Petroleum Refining                            4.74 %

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.


                   AEGON/Transamerica Series Fund, Inc.  185

     GE U.S. EQUITY

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF     MARKET
                                               SHARES       VALUE
                                             ----------   ---------
COMMON STOCKS (97.09 %)

   AEROSPACE (1.30 %)

 Boeing Company (The)......................      7,746    $     300
 United Technologies Corporation...........     30,066        1,943

   AMUSEMENT & RECREATION SERVICES (0.33 %)

 Disney (Walt) Company (The)...............     27,513          570

   AUTOMOTIVE (0.09 %)

 Honeywell International Inc...............      4,674          158

   BEVERAGES (1.93 %)

 Anheuser-Busch Companies, Inc. (c)........     25,714        1,163
 Coca-Cola Company (The)...................      7,236          341
 PepsiCo, Inc. (c).........................     37,634        1,832

   BUSINESS SERVICES (4.89 %)

 Catalina Marketing Corporation (a)........     32,720        1,135
 Equifax Inc...............................     50,268        1,214
 First Data Corporation....................     65,520        5,141
 Interpublic Group of Companies, Inc.
   (The)...................................     24,039          710
 Omnicom Group, Inc........................      2,965          265

   CHEMICALS & ALLIED PRODUCTS (2.20 %)

 Avon Products, Inc........................     11,218          522
 Colgate-Palmolive Company.................      9,535          551
 Dow Chemical Company (The)................      8,013          271
 Pharmacia Corporation.....................     27,244        1,162
 Procter & Gamble Company (The)............      9,081          719
 Rohm and Haas Company.....................     16,747          580

   COMMERCIAL BANKS (9.64 %)

 Bank of America Corporation...............     34,725        2,186
 Bank One Corporation......................     21,448          838
 Citigroup Inc.............................    177,269        8,950
 FleetBoston Financial Corporation.........     30,342        1,107
 Morgan Chase & Co. (J.P.).................     13,354          485
 PNC Financial Services Group, Inc.
   (The)...................................     10,684          600
 State Street Corporation..................     15,198          794
 U.S. Bancorp..............................      6,945          145
 Wells Fargo & Company.....................     36,111        1,569

   COMMUNICATION (4.19 %)

 Certegy Inc. (a)..........................     25,481          872
 Charter Communications, Inc. (a) (b)......     16,028          263
 Comcast Corporation - Class A (a) (b).....     67,256        2,421
 Liberty Media Corporation - Class A (a)...    202,328        2,833
 NTL Incorporated (a) (b)..................     56,038           53
 Viacom, Inc. - Class B (a)................     18,575          820

   COMPUTER & DATA PROCESSING SERVICES (6.20 %)

 Automatic Data Processing, Inc............     31,705        1,867
 Convergys Corporation (a).................     17,362          651

                                             NUMBER OF     MARKET
                                               SHARES       VALUE
                                             ----------   ---------
COMMON STOCKS (CONTINUED)

   COMPUTER & DATA PROCESSING SERVICES (CONTINUED)

 Electronic Data Systems Corp..............     12,287    $     842
 IMS Health Incorporated...................     10,470          204
 Intuit Inc. (a)...........................     20,834          891
 Microsoft Corporation (a).................     86,662        5,742
 Oracle Corporation (a)....................     17,628          243
 Unisys Corporation (a)....................     22,356          280

   COMPUTER & OFFICE EQUIPMENT (2.82 %)

 Cisco Systems, Inc. (a)...................     55,931        1,013
 Dell Computer Corporation (a).............     54,595        1,484
 EMC Corporation (a).......................     15,492          208
 International Business Machines
   Corporation.............................     13,497        1,633
 Pitney Bowes Inc..........................      8,788          331
 Sun Microsystems, Inc. (a)................     17,335          213

   DEPARTMENT STORES (0.25 %)

 Federated Department Stores, Inc. (a).....     10,711          438

   DRUG STORES & PROPRIETARY STORES (0.12 %)

 CVS Corporation...........................      7,211          213

   ELECTRIC SERVICES (1.84 %)

 Constellation Energy Group, Inc...........     13,862          368
 Dominion Resources, Inc...................     15,492          931
 Duke Energy Corporation...................     40,199        1,578
 Entergy Corporation.......................      8,093          317

   ELECTRIC, GAS & SANITARY SERVICES (0.49 %)

 Exelon Corporation........................      9,348          448
 Xcel Energy, Inc..........................     14,557          404

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.32 %)

 Eaton Corporation.........................      4,594          342
 Emerson Electric Co.......................     30,286        1,729
 Energizer Holdings, Inc. (a)..............      5,422          103
 Gemstar-TV Guide International, Inc.
   (a).....................................      3,980          110

   ELECTRONIC COMPONENTS & ACCESSORIES (4.68 %)

 Analog Devices, Inc. (a)..................     14,477          643
 Intel Corporation.........................     97,626        3,070
 Molex Incorporated - Class A..............     66,000        1,785
 Texas Instruments Incorporated............     35,365          990
 Tyco International Ltd....................     27,511        1,620

   ENVIRONMENTAL SERVICES (0.61 %)

 Waste Management, Inc.....................     33,094        1,056

   FABRICATED METAL PRODUCTS (0.31 %)

 Gillette Company (The)....................     16,266          543

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  186

     GE U.S. EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF     MARKET
                                               SHARES       VALUE
                                             ----------   ---------
COMMON STOCKS (CONTINUED)
   FOOD & KINDRED PRODUCTS (0.76 %)

 General Mills, Inc........................     25,455    $   1,324

   FOOD STORES (0.49 %)

 Safeway Inc. (a)..........................     20,406          852

   GAS PRODUCTION & DISTRIBUTION (0.23 %)

 El Paso Corporation.......................      8,842          394

   HEALTH SERVICES (0.98 %)

 Lincare Holdings Inc. (a).................     42,309        1,212
 Sybron Dental Specialties, Inc. (a).......      8,494          183
 Tenet Healthcare Corporation (a)..........      5,075          298

   INDUSTRIAL MACHINERY & EQUIPMENT (2.71 %)

 Applied Materials, Inc. (a)...............     27,164        1,089
 Axcelis Technologies, Inc. (a)............          1           (d)
 Baker Hughes Incorporated (b).............     41,481        1,513
 Deere & Company...........................      2,537          111
 Dover Corporation.........................     53,474        1,982

   INSTRUMENTS & RELATED PRODUCTS (0.30 %)

 Northrop Grumman Corporation..............      4,007          404
 PerkinElmer, Inc..........................      3,358          118

   INSURANCE (4.19 %)

 AFLAC Incorporated........................      8,681          213
 Allstate Corporation (The)................     12,019          405
 American International Group, Inc.........     49,106        3,899
 Berkshire Hathaway Inc. - Class B (a).....        337          851
 Chubb Corporation.........................      2,137          147
 Fidelity National Financial, Inc..........     12,634          313
 Loews Corporation.........................      9,081          503
 St. Paul Companies, Inc. (The)............      7,991          351
 UnitedHealth Group Incorporated...........      8,093          573

   INSURANCE AGENTS, BROKERS & SERVICE (2.11 %)

 Hartford Financial Services Group, Inc.
   (The)...................................     29,639        1,862
 Marsh & McLennan Companies, Inc...........     16,614        1,785

   LIFE INSURANCE (0.18 %)

 Lincoln National Corporation..............      6,571          319

   LUMBER & OTHER BUILDING MATERIALS (1.98 %)

 Home Depot, Inc. (The)....................     49,512        2,526
 Lowe's Companies, Inc.....................     19,498          905

   LUMBER & WOOD PRODUCTS (0.86 %)

 Weyerhaeuser Company......................     27,645        1,495

                                             NUMBER OF     MARKET
                                               SHARES       VALUE
                                             ----------   ---------
COMMON STOCKS (CONTINUED)

   MEDICAL INSTRUMENTS & SUPPLIES (1.42 %)

 Apogent Technologies, Inc. (a) (b)........     29,274    $     755
 Baxter International Inc..................     13,382          718
 DENTSPLY International Inc................     10,123          508
 Medtronic, Inc............................      9,180          470

   METAL MINING (0.27 %)

 Barrick Gold Corporation (b)..............     28,874          461

   OIL & GAS EXTRACTION (2.79 %)

 Anadarko Petroleum Corporation............     13,008          740
 Burlington Resources Inc..................     19,605          736
 Nabors Industries, Inc. (a)...............     37,322        1,281
 PanCanadian Petroleum Limited (a).........     25,375          660
 Schlumberger Limited......................     22,044        1,211
 Transocean Sedco Forex Inc................      6,142          208

   PAPER & ALLIED PRODUCTS (1.94 %)

 Bowater Incorporated......................      6,945          331
 Kimberly-Clark Corporation................     24,039        1,438
 Minnesota Mining & Manufacturing
   Company.................................     13,449        1,590

   PETROLEUM REFINING (4.74 %)

 BP Amoco PLC - ADR........................     15,145          704
 ChevronTexaco Corporation.................     15,732        1,410
 Conoco Inc................................     30,049          850
 Exxon Mobil Corporation...................    124,629        4,898
 Royal Dutch Petroleum Company - NY
   Registered Shares.......................      7,025          344

   PHARMACEUTICALS (12.79 %)

 Abbott Laboratories.......................     23,772        1,325
 American Home Products Corporation........     20,967        1,287
 Bristol-Myers Squibb Co...................     43,405        2,214
 Cardinal Health, Inc. (c).................     63,774        4,124
 Johnson & Johnson.........................     82,881        4,898
 Lilly (Eli) and Company...................      9,936          780
 Merck & Co., Inc..........................     58,201        3,422
 Pfizer Inc................................    102,379        4,080

   PRIMARY METAL INDUSTRIES (0.20 %)

 Alcoa Inc.................................      9,882          351

   PRINTING & PUBLISHING (0.47 %)

 Gannett Co., Inc..........................      6,144          413
 Tribune Company...........................     10,818          405

   RAILROADS (0.50 %)

 Burlington Northern Santa Fe Corp.........     30,316          865
 Canadian Pacific Railway Limited..........          1           (d)

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  187

     GE U.S. EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF     MARKET
                                               SHARES       VALUE
                                             ----------   ---------
COMMON STOCKS (CONTINUED)
   SAVINGS INSTITUTIONS (0.41 %)

 Washington Mutual, Inc....................     21,557    $     705

   SECURITY & COMMODITY BROKERS (1.68 %)

 American Express Company (c)..............     42,627        1,521
 Goldman Sachs Group, Inc. (The)...........      4,193          389
 Lehman Brothers Holdings Inc..............      4,274          286
 Morgan Stanley Dean Witter & Co...........     12,821          717

   TELECOMMUNICATIONS (4.57 %)

 AT&T Corp.................................     51,817          940
 SBC Communications Inc....................     40,745        1,596
 Sprint Corporation (FON Group)............     20,780          417
 Sprint Corporation (PCS Group) (a) (b)....     42,122        1,028
 Verizon Communications, Inc...............     43,564        2,068
 Vodafone Group PLC - ADR..................     72,866        1,871

   TOBACCO PRODUCTS (0.73 %)

 Philip Morris Companies Inc...............     27,618        1,266

   TRANSPORTATION EQUIPMENT (0.75 %)

 General Dynamics Corporation..............     16,267        1,296

   U.S. GOVERNMENT AGENCIES (2.93 %)

 Fannie Mae................................     54,649        4,345
 Freddie Mac...............................     11,191          732

   VARIETY STORES (2.35 %)

 Target Corporation........................     54,035        2,218
 Wal-Mart Stores, Inc......................     32,052        1,845

                                             NUMBER OF     MARKET
                                               SHARES       VALUE
                                             ----------   ---------
COMMON STOCKS (CONTINUED)

   WATER TRANSPORTATION (0.55 %)

 Carnival Corporation (b)..................     34,002    $     955
                                                          ---------
 Total Common Stocks
 (cost: $ 164,765).....................................     168,102
                                                          ---------
 Total Investment Securities
 (cost: $ 164,765).....................................   $ 168,102
                                                          =========
SUMMARY:

 Investments, at market value..............    97.09 %    $ 168,102
 Other assets in excess of liabilities.....     2.91 %        5,034
                                             ----------   ---------
 Net assets................................   100.00 %    $ 173,136
                                             ==========   =========

FUTURES CONTRACTS:

                                                          NET UNREALIZED
                                   SETTLEMENT              APPRECIATION
                       CONTRACTS      DATE      AMOUNT    (DEPRECIATION)
                       ---------   ----------   -------   --------------
S&P 500 Index........      4       03/31/2002   $ 1,149        $ 7

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1D). The market value at December 31, 2001 of all securities on loan is $ 5,271. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) At December 31, 2001, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at December 31, 2001 is $ 1,230.
(d)  Market value is less than $ 1.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  188

     GE U.S. EQUITY

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 164,765
                                                           =========
 Investments in securities, at market value..............  $ 168,102
 Cash....................................................      5,372
 Cash collateral for securities on loan..................      5,722
 Receivables:
   Securities sold.......................................          7
   Interest..............................................          4
   Dividends.............................................        147
   Other.................................................          3
                                                           ---------
     Total assets........................................    179,357
                                                           ---------
LIABILITIES:
 Securities purchased....................................        329
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        117
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................      5,722
   Other accrued liabilities.............................         53
                                                           ---------
     Total liabilities...................................      6,221
                                                           ---------
       Net assets........................................  $ 173,136
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................     50,000
                                                           =========
 Capital stock ($ .01 par value).........................  $     128
 Additional paid-in capital..............................    180,226
 Accumulated net investment income (loss)................        643
 Accumulated net realized gain (loss) on investment
   securities and futures contracts......................    (11,205)
 Net unrealized appreciation (depreciation) on:
   Investment securities.................................      3,337
   Futures contracts.....................................          7
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 173,136
                                                           =========
 Shares outstanding......................................     12,810
                                                           =========
 Net asset value and offering price per share............  $   13.52
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $     156
 Dividends...............................................      2,227
 Foreign tax withheld....................................         (8)
                                                           ---------
     Total investment income.............................      2,375
                                                           ---------
EXPENSES:
 Investment advisory fees................................      1,481
 Printing and shareholder reports........................        106
 Custody fees............................................         86
 Administrative service fees.............................         29
 Legal fees..............................................          9
 Auditing fees...........................................         10
 Directors fees..........................................          5
 Registration fees.......................................          0
 Other fees..............................................          6
                                                           ---------
     Total expenses......................................      1,732
                                                           ---------
 Net investment income (loss)............................        643
                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities.................................     (9,627)
   Futures contracts.....................................        150
                                                           ---------
     Total net realized gain (loss)......................     (9,477)
                                                           ---------
 Change in unrealized appreciation (depreciation) on:
   Investment securities.................................    (10,944)
   Futures contracts.....................................         46
                                                           ---------
     Total change in unrealized appreciation
       (depreciation)....................................    (10,898)
                                                           ---------
 Net gain (loss) on investment securities and futures
   contracts.............................................    (20,375)
                                                           ---------
     Net increase (decrease) in net assets resulting from
       operations........................................  $ (19,732)
                                                           =========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  189

     GE U.S. EQUITY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $     643   $     824
 Net realized gain (loss) on investment securities and
   futures contracts........................................     (9,477)      7,459
 Change in unrealized appreciation (depreciation) on
   investment securities and futures contracts..............    (10,898)     (9,550)
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................    (19,732)     (1,267)
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (324)     (1,467)
 In excess of net investment income.........................          0           0
 Net realized gains.........................................          0      (7,458)
 In excess of net realized gains............................     (1,442)       (271)
                                                              ---------   ---------
   Total distributions......................................     (1,766)     (9,196)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     31,724      64,992
 Dividends and distributions reinvested.....................      1,766       9,196
 Cost of shares redeemed....................................    (44,617)    (37,231)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................    (11,127)     36,957
                                                              ---------   ---------
 Net increase (decrease) in net assets......................    (32,625)     26,494
NET ASSETS:
 Beginning of year..........................................    205,761     179,267
                                                              ---------   ---------
 End of year................................................  $ 173,136   $ 205,761
                                                              =========   =========
 Accumulated net investment income..........................  $     643   $     324
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                    DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998       1997(1)
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year..........................  $   14.98   $   15.79   $   14.42   $   12.23   $   10.00
                                                              ---------   ---------   ---------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................       0.05        0.07        0.07        0.09        0.09
   Net realized and unrealized gain (loss) on investments...      (1.38)      (0.19)       2.55        2.69        2.60
                                                              ---------   ---------   ---------   ---------   ---------
     Net income (loss) from operations......................      (1.33)      (0.12)       2.62        2.78        2.69
                                                              ---------   ---------   ---------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................      (0.02)      (0.11)      (0.18)      (0.15)      (0.04)
   Dividends in excess of net investment income.............       0.00        0.00       (0.33)      (0.33)      (0.38)
   Distributions from net realized gains on investments.....       0.00       (0.56)      (0.74)      (0.11)      (0.04)
   Distributions in excess of net realized gains on
     investments............................................      (0.11)      (0.02)       0.00        0.00        0.00
                                                              ---------   ---------   ---------   ---------   ---------
     Total distributions....................................      (0.13)      (0.69)      (1.25)      (0.59)      (0.46)
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, end of year................................  $   13.52   $   14.98   $   15.79   $   14.42   $   12.23
                                                              =========   =========   =========   =========   =========
Total return................................................    (8.88)%     (0.79)%     18.41 %     22.87 %     27.01 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 173,136   $ 205,761   $ 179,267   $ 110,803   $  42,951
   Ratio of total expenses to average net assets............     0.94 %      0.88 %      0.93 %      1.05 %      1.54 %
   Ratio of net expenses to average net assets..............     0.94 %      0.88 %      0.93 %      1.05 %      1.30 %
   Ratio of net investment income (loss) to average net
     assets.................................................     0.35 %      0.42 %      0.46 %      0.67 %      0.75 %
   Portfolio turnover rate..................................    53.87 %     39.08 %     44.01 %     63.08 %     92.35 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  190

     GE U.S. EQUITY

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

GE U.S. Equity (the "portfolio", formerly known as WRL GE U.S. Equity) a portfolio within the AEGON/ Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame. The inception date of the portfolio was January 2, 1997.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FUTURES CONTRACTS

The portfolio is authorized to enter into futures contracts to manage exposure to market fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts is imperfect correlation between the change in the value of the futures contracts and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The portfolio has entered into Standard & Poors Index of 500 Common Stocks futures contracts, which obligate the portfolio to settle variation margins in cash daily. The underlying face amounts at value of open futures contracts at December 31, 2001 are included in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities.

D. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 16 is included in interest income.

E. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect


                   AEGON/Transamerica Series Fund, Inc.  191

     GE U.S. EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain
(loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

F. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

G. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with GE Asset Management Incorporated ("GE") to provide investment services to the portfolio and compensates GE as described in the Fund's Statement of Additional Information.

GE may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or GE. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or GE during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund.


                   AEGON/Transamerica Series Fund, Inc.  192

     GE U.S. EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 4. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $  95,187
  U.S. Government securities..................      1,866

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    105,237
  U.S. Government securities..................      1,283

NOTE 4--SHARE TRANSACTIONS
Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................   2,259    4,168
Shares issued - reinvestment of
  dividends and distributions...........     129      599
Shares redeemed.........................  (3,315)  (2,382)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................    (927)   2,385
                                          ======   ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 610 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

  NET CAPITAL LOSS
    CARRYFORWARD     AVAILABLE THROUGH
  ----------------   -----------------
      $ 7,344        December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 168,008
                                                =========
Unrealized appreciation.......................  $  14,883
Unrealized (depreciation).....................    (14,789)
                                                ---------
Net unrealized appreciation (depreciation)....  $      94
                                                =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of net expenses to average net assets are calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.


                   AEGON/Transamerica Series Fund, Inc.  193

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of GE U.S. Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GE U.S. Equity (previously WRL GE U.S. Equity) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  194

GREAT COMPANIES - AMERICA(SM)

....seeks long-term growth of capital.

MARKET ENVIRONMENT

2001 will always be remembered as one of the most emotional and volatile market periods in history. The stock market tends to be highly volatile during short-term periods of uncertainty, and 2001 was full of events that created enormous market gyrations.

Consider the events that weighed on the markets:

         - The year began with the confusion surrounding the presidential election. This process dragged through the Florida re-count and the courts before it was eventually resolved.

         - Concern began to surface about our slowing economy and debates raged about the possibility of a recession.

         - Earnings warnings were endless as CEOs said they "lacked visibility."

         - Next, the Federal Reserve Board ("Fed") began reducing interest rates. The year brought eleven rate cuts, the most in history.

         - The attacks on the World Trade Center and the Pentagon had an unbelievable impact on the United States and the world. The U.S. stock market was closed for a week, and for the first time since the Cuban Missile Crisis, people in the United States were truly afraid and concerned about their well being. The markets recorded their greatest one-week drop in history.

         - After the attacks came the war in Afghanistan and trouble in the Middle East and India.

         - The year ended with the NASDAQ Composite Index and Dow Jones Industrial Average posting back-to-back annual negative returns for the first time in many years.

While 2001 will be remembered for a number of events, from an investing perspective it will be remembered as a period when the longest bull market in history became a bear market.

PERFORMANCE

We are quite pleased with our performance during this very difficult period. For the year ended December 31, 2001, Great Companies - America(SM) returned (12.20)%,while its benchmark, the Standard and Poor's 500 Composite Stock Index returned (11.89)%.

STRATEGY REVIEW

We continue to believe that investing in Great Companies during all market conditions, and especially during difficult markets, is a sound strategy. The companies in the portfolio have the size and financial strength to not only survive, but prosper during difficult economic periods. While we constantly review our strategy to improve your returns, we focus on weighting the portfolio more heavily toward stocks trading at a discount relative to their intrinsic values.

OUTLOOK

Eventually the Fed's actions will spur the economy toward greater growth in 2002. We are optimistic about the future and believe markets will begin approaching historic returns of 10%. The market turn may begin tomorrow or at some other point; but as long-term investors, we continue to invest in Great Companies, many of which are trading well below their intrinsic values.



/s/ JAMES H HUGUET                                    /s/ GERALD W. BOLLMAN
------------------                                    ---------------------
JAMES H HUGUET                                        GERALD W. BOLLMAN

                          Great Companies - America(SM)

                               Portfolio Managers

The views expressed in this commentary on Great Companies - America(SM) reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund
Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  195

GREAT COMPANIES - AMERICA(SM)

The companies in the portfolio have the size and financial strength to not only survive, but prosper during difficult economic periods.

                                                     [GREAT COMPANIES, LLC LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Great Companies - America(SM) and the Standard and Poor's 500 Composite Stock Index.

[_] Great Companies - America(SM)     $ 9,992

[_] S&P 500                           $ 8,072

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
   1 Year          5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
  (12.20)%           N/A               N/A                 (0.05)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) over the same time frame.

                                                        Portfolio         S&P Index
                                                        ---------         ---------
Inception 5/1/00                                         $10,000           $10,000
Period Ended 12/31/00                                    $11,380            $9,161
FYE 12/31/01                                              $9,992            $8,072

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

General Electric Company                     9.21%
United Technologies Corporation              8.99%
American International Group, Inc.           8.62%
Pfizer Inc.                                  8.57%
Omnicom Group,Inc.                           8.31%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                             23.40%
Security & Commodity Brokers                12.53%
Electronic & Other Electric Equipment        9.21%
Aerospace                                    8.99%
Insurance                                    8.62%

EQUITY MATRIX
BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.


                   AEGON/Transamerica Series Fund, Inc.  196

     GREAT COMPANIES - AMERICA(SM)

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------    ------
COMMON STOCKS (98.47 %)

   AEROSPACE (8.99 %)

 United Technologies Corporation...........   212,700    $  13,747

   BEVERAGES (4.51 %)

 Coca-Cola Company (The)...................   146,200        6,893

   BUSINESS SERVICES (8.31 %)

 Omnicom Group, Inc. ......................   142,160       12,702

   CHEMICALS & ALLIED PRODUCTS (5.46 %)

 Colgate-Palmolive Company.................    75,400        4,354
 Procter & Gamble Company (The)............    50,400        3,988

   COMMERCIAL BANKS (8.24 %)

 Bank of New York Company, Inc. (The)......   157,100        6,410

 Citigroup Inc. ...........................   122,693        6,194

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (9.21 %)

 General Electric Company (a)..............   351,330       14,082

   FABRICATED METAL PRODUCTS (4.45 %)

 Gillette Company (The)....................   203,900        6,810

   INSURANCE (8.62 %)

 American International Group, Inc. .......   165,985       13,179

   MEDICAL INSTRUMENTS & SUPPLIES (4.75 %)

 Medtronic, Inc. (a).......................   141,660        7,254

   PHARMACEUTICALS (23.40 %)

 American Home Products Corporation........    68,600        4,209
 Bristol-Myers Squibb Co. .................   134,040        6,836
 Johnson & Johnson.........................    79,380        4,691
 Pfizer Inc. ..............................   328,700       13,099
 Schering-Plough Corporation...............   193,370        6,925

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------    ------
COMMON STOCKS (CONTINUED)

   SECURITY & COMMODITY BROKERS (12.53 %)

 Goldman Sachs Group, Inc. (The)...........    75,000    $   6,956
 Lehman Brothers Holdings Inc. ............    79,700        5,324
 Merrill Lynch & Co., Inc. ................   132,000        6,880
                                                         ---------
 Total Common Stocks
 (cost: $ 150,120)....................................     150,533
                                                         ---------
 Total Investment Securities
 (cost: $ 150,120)....................................   $ 150,533
                                                         =========

SUMMARY:

 Investments, at market value..............   98.47 %    $ 150,533
 Other assets in excess of liabilities.....    1.53 %        2,341
                                             ---------   ---------
 Net assets................................  100.00 %    $ 152,874
                                             =========   =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 14,118. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  197

GREAT COMPANIES - AMERICA(SM)

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost.....................  $ 150,120
                                                          =========
 Investments in securities, at market value.............  $ 150,533
 Cash...................................................      2,368
 Cash collateral for securities on loan.................     14,612
 Receivables:
   Securities sold......................................          0
   Interest.............................................          3
   Dividends............................................         89
   Other................................................         20
                                                          ---------
     Total assets.......................................    167,625
                                                          ---------
LIABILITIES:
 Securities purchased...................................          0
 Accounts payable and accrued liabilities:
   Investment advisory fees.............................         99
   Dividends to shareholders............................          0
   Deposits for securities on loan......................     14,612
   Other accrued liabilities............................         40
                                                          ---------
     Total liabilities..................................     14,751
                                                          ---------
       Net assets.......................................  $ 152,874
                                                          =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized........................     50,000
                                                          =========
 Capital stock ($ .01 par value)........................  $     153
 Additional paid-in capital.............................    157,740
 Accumulated net investment income (loss)...............        456
 Accumulated net realized gain (loss) on investment
   securities...........................................     (5,888)
 Net unrealized appreciation (depreciation) on
   investment securities................................        413
                                                          ---------
 Net assets applicable to outstanding shares of
   capital..............................................  $ 152,874
                                                          =========
 Shares outstanding.....................................     15,343
                                                          =========
 Net asset value and offering price per share...........  $    9.96
                                                          =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest.............................................    $     216
 Dividends............................................        1,268
                                                          ---------
     Total investment income..........................        1,484
                                                          ---------
EXPENSES:
 Investment advisory fees.............................          924
 Printing and shareholder reports.....................           44
 Custody fees.........................................           34
 Administrative service fees..........................           11
 Legal fees...........................................            3
 Auditing fees........................................            7
 Directors fees.......................................            2
 Registration fees....................................            0
 Other fees...........................................            3
                                                          ---------
     Total expenses...................................        1,028
                                                          ---------
 Net investment income (loss).........................          456
                                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities....       (5,818)
 Change in unrealized appreciation (depreciation) on
   investment securities..............................       (5,860)
                                                          ---------
 Net gain (loss) on investment securities.............      (11,678)
                                                          ---------
     Net increase (decrease) in net assets resulting
       from operations................................    $ (11,222)
                                                          =========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  198

GREAT COMPANIES - AMERICA(SM)

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001        2000(1)
                                                              ----------    ---------
OPERATIONS:
 Net investment income (loss)...............................  $      456    $     147
 Net realized gain (loss) on investment securities..........      (5,818)         181
 Change in unrealized appreciation (depreciation) on
   investment securities....................................      (5,860)       6,273
                                                              ----------    ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (11,222)       6,601
                                                              ----------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................        (398)           0
 In excess of net investment income.........................           0            0
 Net realized gains.........................................           0            0
 In excess of net realized gains............................           0            0
                                                              ----------    ---------
   Total distributions......................................        (398)           0
                                                              ----------    ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     103,188       79,112
 Dividends and distributions reinvested.....................         398            0
 Cost of shares redeemed....................................     (22,213)      (2,592)
                                                              ----------    ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................      81,373       76,520
                                                              ----------    ---------
 Net increase (decrease) in net assets......................      69,753       83,121
NET ASSETS:
 Beginning of year..........................................      83,121            0
                                                              ----------    ---------
 End of year................................................  $  152,874    $  83,121
                                                              ==========    =========
 Accumulated net investment income..........................  $      456    $     398
                                                              ==========    =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2001        2000(1)
                                                              ----------    ---------
Net asset value, beginning of year..........................  $    11.38    $   10.00
                                                              ----------    ---------
 Income from operations:
   Net investment income (loss).............................        0.04         0.04
   Net realized and unrealized gain (loss) on investments...       (1.43)        1.34
                                                              ----------    ---------
     Net income (loss) from operations......................       (1.39)        1.38
                                                              ----------    ---------
 Distributions:
   Dividends from net investment income.....................       (0.03)        0.00
   Dividends in excess of net investment income.............        0.00         0.00
   Distributions from net realized gains on investments.....        0.00         0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00         0.00
                                                              ----------    ---------
     Total distributions....................................       (0.03)        0.00
                                                              ----------    ---------
Net asset value, end of year................................  $     9.96    $   11.38
                                                              ==========    =========
Total return................................................    (12.20)%      13.80 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $  152,874    $  83,121
   Ratio of expenses to average net assets..................      0.89 %       0.91 %
   Ratio of net investment income (loss) to average net
     assets.................................................      0.39 %       0.52 %
   Portfolio turnover rate..................................     69.80 %      14.67 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  199

     GREAT COMPANIES - AMERICASM

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Great Companies-America(SM) (the "portfolio", formerly known as WRL Great Companies-America(SM)) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 1, 2000.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 11 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 250 of short-term capital gains are included in distributions of net investment income.


                   AEGON/Transamerica Series Fund, Inc.  200

     GREAT COMPANIES - AMERICA(SM)

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.


         ADVISORY FEE   EXPENSE LIMIT
         ------------   -------------
           0.80 %            1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Great Companies, L.L.C. ("Great Companies") to provide investment services to the portfolio and compensates Great Companies as described in the Fund's Statement of Additional Information.

AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment advisor.

Great Companies may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Great Companies. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Great Companies during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 2. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.


                   AEGON/Transamerica Series Fund, Inc.  201

     GREAT COMPANIES - AMERICA(SM)

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government........  $ 164,512
  U.S. Government securities.................          0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government........     76,282
  U.S. Government securities.................          0

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                          ----------------
                                           2001    2000(1)
                                          ------   -------
Shares issued...........................  10,304    7,556
Shares issued - reinvestment of
  dividends and distributions...........      41        0
Shares redeemed.........................  (2,305)    (253)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................   8,040    7,303
                                          ======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 27 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
    $ 4,494        December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................  $ 151,487
                                               =========
Unrealized appreciation......................  $   3,803
Unrealized (depreciation)....................     (4,757)
                                               ---------
Net unrealized appreciation (depreciation)...  $    (954)
                                               =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of expenses to average net assets is calculated based on total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc.  202

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Great Companies - America(SM)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Great Companies - America(SM) (previously WRL Great Companies - America(SM)) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  203

SALOMON ALL CAP

 ...seeks capital appreciation.


MARKET ENVIRONMENT

The U.S. market spent most of 2001 in negative territory, with the Russell 3000 Index ("Russell 3000")losing (11.46)% while the Standard and Poor's 500 Composite Stock Index lost (11.89)%. Considering that the economy entered a recession in March 2001 and accelerated its decline following the tragic terrorist attacks of September 11th, we view the market's performance as remarkably resilient. Despite weaker fundamentals and the unwinding of the Internet bubble, valuations were high at the beginning of the year and remain high. The stock market, which is forward looking, is predicting an imminent and potentially vibrant economic recovery in the United States.

PERFORMANCE

For the year ended December 31, 2001, Salomon All Cap returned 2.09 % versus a return of (11.46)% for its benchmark the Russell 3000. The portfolio has returned 39.57% since its inception on May 3, 1999.

STRATEGY REVIEW

The modest positive returns that Salomon All Cap provided in 2001 were not the most important part of the portfolio's performance. Simply stated, the portfolio did not lose money in a year that the market was down. One of the keys to investment success is the protection of as much of one's principal as possible when the market declines. This leaves you in a well-capitalized position to benefit when the market resumes an advance. The importance of the year's results is that we successfully avoided losing principal in a declining market.

The strongout performance over the one-year period was driven primarily by strong stock selection in technology, healthcare, capital goods and consumer staples. Stock selection was positive across most sectors. Key individual contributors to performance included technology issues NVIDIA Corporation, Advanced Micro Devices, Inc. and 3Com Corporation and healthcare issues such as Ligand Pharmaceuticals Incorporated and Medarex, Inc. Also contributing were consumer cyclicals issues Federated Department Stores, Inc. and Staples, Inc. as well as consumer staples such as Hormel Foods Corporation and The Pepsi Bottling Group, Inc.

OUTLOOK

We believe that an economic recovery will most likely happen in 2002 due to the huge amounts of monetary and fiscal stimulus the Federal Reserve Board and U.S. government have provided. However, it does not seem likely that we will return to the heady days of the Internet bubble. This means that stocks are looking for a level of earnings recovery that will most probably not happen for a long time. To further complicate the matter, if earnings snap back sharply due to economic strength, we believe interest rates will most likely rise significantly, pressuring the stock market.

What's an investor to do? The stock market's knowledge incorporates the bad news but its valuation is discounting the recovery. For 2002, we believe it will be most important to focus on risk-return trade-offs and individual company fundamentals. Whether or not the market appreciates this coming year, there will be individual winners and losers. Instead of counting on the economy to lift most stocks or for the market to rise to even higher valuations, we are going to try to identify key winners in a variety of industries as a strategy for generating returns.

Our explanation for this has to do with the current business and market environment. The 1990s were about growth and productivity enhancement. Being invested in the stock market was more important than what you owned. Buoyant growth lifted the entire market and economy. As economic conditions are currently weak, there is also an added level of execution risk for the companies we own. It is important to have a diversified group of investments as a hedge against this risk.

We believe that to generate good returns in the current decade, the focus will be on things like market share gains, consolidation, more rational pricing and the use of technology (such as the Internet) to increase efficiency. We believe that reasonably valued companies that can produce double-digit earnings growth will be good performers in 2002.


/s/ ROSS S. MARGOLIES                                 /s/ ROBERT M.DONAHUE, JR.

ROSS S. MARGOLIES                                     ROBERT M.DONAHUE, JR.

                                SALOMON ALL CAP
                               Portfolio Managers


The views expressed in this commentary on Salomon All Cap reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc.("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  204

SALOMON ALL CAP

Simply stated, the portfolio did not lose money in a year that the market was down.

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Salomon All Cap and the Russell 3000 Index.

                                        [SALOMON BROTHERS ASSET MANAGEMENT LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Salomon All Cap and the Russell 3000 Index.

[_] Salomon All Cap                   $ 13,958

[_] Russell 3000                      $  9,167

Portfolio Average Annual Total Return
As of December 31, 2001

-----------------------------------------------------------------------------
   1 Year          5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
   2.09 %            N/A               N/A                 13.34 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 3000 Index over the same time frame.


                                                                         Russell
                                                      Portfolio         3000 Index

                       Inception 5/3/99                 $10,000            $10,000
                       Period Ended 12/31/99            $11,557            $11,188
                       FYE 12/31/00                     $13,672            $10,353
                       FYE 12/31/01                     $13,958            $ 9,167

*Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Safeway Inc.                                 4.29%
HCA Inc.                                     3.57%
Novartis AG-ADR                              3.56%
American International Group, Inc.           3.37%
Costco Wholesale Corporation                 2.61%


FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Insurance                                    8.24%
Food Stores                                  6.85%
Telecommunications                           6.78%
Pharmaceuticals                              6.49%
Computer & Office Equipment                  5.30%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.



This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  205

     SALOMON ALL CAP

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AND CONTRACT AMOUNTS IN THOUSANDS)

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
                                              -----------   ---------
CORPORATE DEBT SECURITIES (1.69 %)

   COMMUNICATION (1.30 %)

 NTL Incorporated
   10.00 %, due 02/15/2007..................  $     1,015   $     345
 United Pan-Europe Communications NV (g)
   Zero coupon, due 08/01/2009..............        7,365         589
 UnitedGlobalCom, Inc. (g)
   Zero coupon, due 02/15/2008..............        9,660       2,801

   TELECOMMUNICATIONS (0.39 %)

 NEXTLINK Communications, Inc.
   12.50 %, due 04/15/2006..................        1,280         154
 NEXTLINK Communications, Inc. (b)
   9.00 %, due 03/15/2008...................        4,430         532
 NEXTLINK Communications, Inc. (b)
   10.75 %, due 06/01/2009..................        2,030         254
 NEXTLINK Communications, Inc. (b)
   10.50 %, due 12/01/2009..................        1,620         186
                                                            ---------
 Total Corporate Debt Securities
 (cost: $ 7,998).........................................       4,861
                                                            ---------

CONVERTIBLE BONDS (1.84 %)

   BUSINESS SERVICES (0.86 %)

 DoubleClick Inc. (b)
   4.75 %, due 03/15/2006...................        3,125       2,496

   COMMUNICATION (0.35 %)

 NTL (Delaware), Inc. (b)
   5.75 %, due 12/15/2009...................        4,100         441
 NTL Incorporated
   6.75 %, due 05/15/2008...................        1,260         413
 NTL Incorporated
   7.00 %, due 12/15/2008...................        1,660         156

   INDUSTRIAL MACHINERY & EQUIPMENT (0.27 %)

 Friede Goldman Halter, Inc. (f)
   4.50 %, due 09/15/2004...................        3,680         773

   TELECOMMUNICATIONS (0.36 %)

 NTL Communications Corp.
   6.75 %, due 05/15/2008...................        2,805         919
 XO Communications, Inc.
   5.75 %, due 01/15/2009...................        1,830          23
 XO Communications, Inc. - 144A (b) (c)
   5.75 %, due 01/15/2009...................        6,830          85
                                                            ---------
 Total Convertible Bonds
 (cost: $ 9,453).........................................       5,306
                                                            ---------

                                               NUMBER OF     MARKET
                                                SHARES       VALUE
                                              -----------   --------
CONVERTIBLE PREFERRED STOCKS (0.09 %)

   COMMUNICATION (0.09 %)

 UnitedGlobalCom, Inc. .....................      38,000      $  247
                                                            --------
 Total Convertible Preferred Stocks
 (cost: $ 782)...........................................        247
                                                            --------

COMMON STOCKS (82.39 %)

   AEROSPACE (1.54 %)

 United Technologies Corporation............      68,800       4,447

   AMUSEMENT & RECREATION SERVICES (0.22 %)

 MGM MIRAGE (a) (b).........................      21,500         621

   AUTOMOTIVE (1.07 %)

 General Motors Corporation - Class H (a)...     199,900       3,088

   BEVERAGES (2.10 %)

 Pepsi Bottling Group, Inc. (The)...........     257,700       6,056

   BUSINESS SERVICES (1.03 %)

 Redback Networks Inc. (a)..................     562,500       2,222
 Viant Corporation (a)......................     446,100         745

   CHEMICALS & ALLIED PRODUCTS (2.53 %)

 OM Group, Inc. ............................      55,600       3,680
 PolyOne Corporation........................     368,600       3,612

   COMMERCIAL BANKS (4.63 %)

 Bank of New York
   Company, Inc. (The) (e)..................     114,100       4,655
 FleetBoston Financial Corporation..........     144,400       5,271
 Mercantile Bankshares Corporation..........      79,000       3,400

   COMMUNICATION (1.68 %)

 Liberty Media Corporation - Class A (a)....     231,000       3,234
 NTL Incorporated (a) (b)...................     225,200         212
 UnitedGlobalCom, Inc. - Class A (a) (b)....     280,300       1,402

   COMMUNICATIONS EQUIPMENT (1.75 %)

 Comverse Technology, Inc. (a)..............     224,600       5,024

   COMPUTER & DATA PROCESSING SERVICES (2.20 %)

 Genuity Inc. (a)...........................     839,800       1,327
 i2 Technologies, Inc. (a)..................     455,500       3,598
 Latitude Communications, Inc. (a)..........     199,500         529
 Paradigm Geophysical Ltd. (a)..............      37,900         166
 Visual Networks, Inc. (a)..................     154,100         712

   COMPUTER & OFFICE EQUIPMENT (5.30 %)

 3Com Corporation (a).......................   1,014,800       6,474
 Dell Computer Corporation (a)..............     169,600       4,610
 Sun Microsystems, Inc. (a).................     339,300       4,173

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  206

     SALOMON ALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AND CONTRACT AMOUNTS IN THOUSANDS)

                                               NUMBER OF     MARKET
                                                SHARES       VALUE
                                              -----------   --------
COMMON STOCKS (CONTINUED)

   DEPARTMENT STORES (2.87 %)

 Federated Department Stores, Inc. (a)......     180,600     $ 7,387
 Neiman Marcus Group, Inc. (The) -
   Class A (a)..............................      28,200         876

   FOOD & KINDRED PRODUCTS (3.44 %)

 ConAgra Foods, Inc. (b)....................     180,000       4,279
 Hormel Foods Corporation...................     209,300       5,624

   FOOD STORES (6.85 %)

 Kroger Co. (The) (a).......................     224,600       4,687
 Pathmark Stores, Inc. (a)..................     107,300       2,646
 Safeway Inc. (a)...........................     295,900      12,353

   HEALTH SERVICES (4.90 %)

 HCA Inc....................................     266,600      10,274
 Universal Health Services, Inc. - Class B
   (a)......................................      89,900       3,846

   INSURANCE (8.24 %)

 American International Group, Inc..........     122,200       9,702
 Berkshire Hathaway Inc. - Class A (a)......          55       4,158
 PartnerRe Ltd..............................      69,500       3,753
 XL Capital Ltd. - Class A (b)..............      66,700       6,094

   LIFE INSURANCE (0.26 %)
 Prudential Financial, Inc. (a) (b).........      22,500         747

   MEDICAL INSTRUMENTS & SUPPLIES (3.27 %)

 Amersham PLC...............................      25,000         242
 Amersham PLC - ADR.........................      88,700       4,241
 Baxter International Inc. .................      91,900       4,929

   MOTION PICTURES (1.78 %)

 News Corporation Limited (The) -
   ADR (b)..................................     193,600       5,123

   PETROLEUM REFINING (1.94 %)

 Suncor Energy Inc. (b).....................      91,300       3,007
 Tesoro Petroleum Corporation (a)...........     196,100       2,571

   PHARMACEUTICALS (6.49 %)

 Ligand Pharmaceuticals Incorporated (a)....     324,200       5,803
 Medarex, Inc. (a)..........................     145,800       2,619
 Novartis AG - ADR (b)......................     281,000      10,256

   PRIMARY METAL INDUSTRIES (3.40 %)

 AK Steel Holding Corporation...............     476,300       5,420
 Alcoa Inc. ................................     123,200       4,380

   RADIO & TELEVISION BROADCASTING (0.52 %)

 Sinclair Broadcast Group, Inc. - Class A
   (a)......................................     157,700       1,492

                                               NUMBER OF     MARKET
                                                SHARES       VALUE
                                              -----------   --------
COMMON STOCKS (CONTINUED)

   RESTAURANTS (0.81 %)

 ARAMARK Corporation - Class B (a)..........      28,000     $   753
 Wendy's International, Inc. ...............      53,900       1,572

   RETAIL TRADE (1.29 %)

 Staples, Inc. (a)..........................     198,300       3,708

   SAVINGS INSTITUTIONS (2.52 %)

 Washington Mutual, Inc. ...................     222,150       7,264

   TELECOMMUNICATIONS (6.03 %)

 AT&T Corp. ................................     337,100       6,115
 AT&T Wireless Services, Inc. (a) (b).......     229,218       3,294
 Dobson Communications Corporation - Class A
   (a) (b)..................................     303,100       2,588
 Verizon Communications, Inc. (b)...........     113,100       5,368

   VARIETY STORES (2.61 %)

 Costco Wholesale Corporation (a) (b).......     169,400       7,518

   WATER TRANSPORTATION (1.12 %)

 SEACOR SMIT Inc. (a).......................      69,300       3,216
                                                            --------
 Total Common Stocks
 (cost: $ 230,598).......................................    237,163
                                                            --------

                                              NUMBER OF     MARKET
                                              CONTRACTS      VALUE
                                              ----------   ---------
PURCHASED OPTIONS (0.04 %)

 S&P Index
   Puts Strike $ 1,125.00,
   Expires 01/19/2002.......................        109     $    120
                                                           ---------
 Total Purchased Options
 (premium: $ 112).......................................         120
                                                           ---------

                                               PRINCIPAL     MARKET
                                                AMOUNT        VALUE
                                              -----------   ---------
SHORT-TERM OBLIGATIONS (15.29 %)

 Investors Bank & Trust Company (d)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 44,034 on
   01/02/2002...............................  $   44,031     $ 44,031
                                                            ---------
 Total Short-Term Obligations
 (cost: $ 44,031)........................................      44,031
                                                            ---------
 Total Investment Securities
 (cost: $ 292,974).......................................   $ 291,728
                                                            =========

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  207

     SALOMON ALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AND CONTRACT AMOUNTS IN THOUSANDS)

SUMMARY:
 Investments, at market value...............    101.34 %    $ 291,728
 Liabilities in excess of other assets......     (1.34)%       (3,847)
                                              -----------   ---------
 Net assets.................................    100.00 %    $ 287,881
                                              ===========   =========
                                                             MARKET
                                              PERCENTAGE      VALUE
                                              -----------   ---------
INVESTMENTS BY COUNTRY:

 United Kingdom.............................      0.08 %     $    242
 United States..............................     99.92 %      291,486
                                              -----------   ---------
   Investments, at market value.............    100.00 %    $ 291,728
                                              ===========   =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1E). The market value at December 31, 2001 of all securities on loan is $ 27,651. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(d) At December 31, 2001, the collateral for the repurchase agreement is as follows:

                                                   MARKET VALUE
                   COLLATERAL                  AND ACCRUED INTEREST
                   ----------                  --------------------
    $ 19,866 Freddie Mac Floating Rate Note -
     Series MTN1
     3.05 %, due 01/25/2010..................        $ 19,983
    $ 40,429 Freddie Mac ARM - 845202
     6.60 %, due 10/01/2022..................           2,359
    $ 30,000 Freddie Mac Floating Rate Note -
     Series 2299 - Class FB
     2.40 %, due 12/15/2028..................          23,891

(e) At December 31, 2001, all or a portion of this security is segregated with the custodian to cover margin requirements for open option contracts. The market value of all securities segregated at December 31, 2001 is $ 20.
(f) Freide Goldman Halter, Inc. is currently in default on interest payments.
(g)  Securities are Step Bonds. United Pan-Europe Communications
     NV has a coupon rate of 0.00 % until 08/01/2004, thereafter the coupon rate will be 12.50 %. UnitedGlobalCom, Inc. has a coupon rate of 0.00 % until 02/15/2003, thereafter the coupon rate will be 10.75 %.

DEFINITIONS:

ADR  American Depositary Receipt
ARM  Adjustable Rate Mortgage

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  208

     SALOMON ALL CAP

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 292,974
                                                           =========
 Investments in securities, at market value..............  $ 291,728
 Cash....................................................         50
 Cash collateral for securities on loan..................     28,693
 Receivables:
   Securities sold.......................................        324
   Interest..............................................        743
   Dividends.............................................        136
   Other.................................................         45
                                                           ---------
     Total assets........................................    321,719
                                                           ---------
LIABILITIES:
 Securities purchased....................................      4,811
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        194
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................     28,693
   Other accrued liabilities.............................        140
                                                           ---------
     Total liabilities...................................     33,838
                                                           ---------
       Net assets........................................  $ 287,881
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................     50,000
                                                           =========
 Capital stock ($ .01 par value).........................  $     220
 Additional paid-in capital..............................    289,924
 Accumulated net investment income (loss)................      3,287
 Accumulated net realized gain (loss) on investment
   securities and option contracts.......................     (4,304)
 Net unrealized appreciation (depreciation) on:
   Investment securities.................................     (1,254)
   Option contracts......................................          8
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 287,881
                                                           =========
 Shares outstanding......................................     22,043
                                                           =========
 Net asset value and offering price per share............  $   13.06
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest.................................................  $  3,096
 Dividends................................................     1,809
 Foreign tax withheld.....................................       (12)
                                                            --------
     Total investment income..............................     4,893
                                                            --------
EXPENSES:
 Investment advisory fees.................................     1,706
 Printing and shareholder reports.........................        99
 Custody fees.............................................        96
 Administrative service fees..............................        25
 Legal fees...............................................         8
 Auditing fees............................................        10
 Directors fees...........................................         5
 Registration fees........................................         0
 Other fees...............................................        61
                                                            --------
     Total expenses.......................................     2,010
                                                            --------
 Net investment income (loss).............................     2,883
                                                            --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities..................................    (2,263)
   Option contracts.......................................    (1,067)
                                                            --------
     Total net realized gain (loss).......................    (3,330)
                                                            --------
 Change in unrealized appreciation (depreciation) on:
   Investment securities..................................      (680)
   Option contracts.......................................        26
                                                            --------
     Total change in unrealized appreciation
       (depreciation).....................................      (654)
                                                            --------
 Net gain (loss) on investment securities and option
   contracts..............................................    (3,984)
                                                            --------
     Net increase (decrease) in net assets resulting from
       operations.........................................  $ (1,101)
                                                            ========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  209

     SALOMON ALL CAP

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $   2,883   $     381
 Net realized gain (loss) on investment securities and
   option contracts.........................................     (3,330)      3,346
 Change in unrealized appreciation (depreciation) on
   investment securities and option contracts...............       (654)       (734)
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (1,101)      2,993
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................     (3,588)       (757)
 In excess of net investment income.........................          0           0
 Net realized gains.........................................          0        (190)
 In excess of net realized gains............................       (101)          0
                                                              ---------   ---------
   Total distributions......................................     (3,689)       (947)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................    251,380      88,286
 Dividends and distributions reinvested.....................      3,689         947
 Cost of shares redeemed....................................    (48,128)    (12,235)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................    206,941      76,998
                                                              ---------   ---------
 Net increase (decrease) in net assets......................    202,151      79,044
NET ASSETS:
 Beginning of year..........................................     85,730       6,686
                                                              ---------   ---------
 End of year................................................  $ 287,881   $  85,730
                                                              =========   =========
 Accumulated net investment income..........................  $   3,287   $   3,580
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                2001        2000       1999(1)
                                                              ---------   ---------   ---------
Net asset value, beginning of year..........................  $   12.99   $   11.18   $   10.00
                                                              ---------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................       0.19        0.14        0.08
   Net realized and unrealized gain (loss) on investments...       0.09        1.90        1.48
                                                              ---------   ---------   ---------
     Net income (loss) from operations......................       0.28        2.04        1.56
                                                              ---------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................      (0.20)      (0.20)      (0.06)
   Dividends in excess of net investment income.............       0.00        0.00       (0.32)
   Distributions from net realized gains on investments.....       0.00       (0.03)       0.00
   Distributions in excess of net realized gains on
     investments............................................      (0.01)       0.00        0.00
                                                              ---------   ---------   ---------
     Total distributions....................................      (0.21)      (0.23)      (0.38)
                                                              ---------   ---------   ---------
Net asset value, end of year................................  $   13.06   $   12.99   $   11.18
                                                              =========   =========   =========
Total return................................................     2.09 %     18.30 %     15.57 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 287,881   $  85,730   $   6,686
   Ratio of total expenses to average net assets............     1.00 %      1.25 %      2.87 %
   Ratio of net expenses to average net assets..............     1.00 %      1.00 %      1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................     1.43 %      1.11 %      1.09 %
   Portfolio turnover rate..................................    83.12 %    117.91 %    216.29 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  210

     SALOMON ALL CAP

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon All Cap (the "portfolio", formerly known as WRL Salomon All Cap) a portfolio within the AEGON/ Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, but resulted in a $ 6 reduction in the cost of securities and a corresponding $ 6 increase in net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. OPTIONS CONTRACTS

The portfolio is authorized to enter into options contracts to manage exposure to market fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The underlying face amounts at value of open purchased option contracts at December 31, 2001, are included in the Schedule of Investments.


                   AEGON/Transamerica Series Fund, Inc.  211

     SALOMON ALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

Transactions in written options were as follows:

                                     CONTRACTS*   PREMIUM
                                     ----------   -------
Balance at 12/31/00................       37      $    4
Written............................      500         417
Sold...............................     (537)       (421)
                                        ----      ------
Balance at 12/31/01................        0      $    0
                                        ====      ======

---------------

* Contracts not in thousands

E. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 66 is included in interest income.

F. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ 412 and Accumulated net realized gain (loss) for $ (412) are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

The revised AICPA Audit and Accounting Guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

G. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 3,500 of short-term capital gains are included in distributions of net investment income.

H. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

I. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.


                   AEGON/Transamerica Series Fund, Inc.  212

     SALOMON ALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit. Advisory fees of $ 62 were waived for the year ended December 31, 2000. During the year ended December 31, 2001, expenses were below the annual expense limit and fees waived in the prior year in the amount of $ 54 were recovered and are included in Other fees in the Statement of Operations. These recovered expenses increased the ratio of total expenses to average net assets by .03% in the Financial Highlights.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.90 %         1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Salomon Brothers Asset Management, Inc. ("Salomon") to provide investment services to the portfolio and compensates Salomon as described in the Fund's Statement of Additional Information.

Salomon may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Salomon. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or Salomon during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 5. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 322,397
  U.S. Government securities..................          0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    148,915
  U.S. Government securities..................          0


                   AEGON/Transamerica Series Fund, Inc.  213

     SALOMON ALL CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                           --------------
                                            2001    2000
                                           ------   -----
Shares issued............................  19,015   6,902
Shares issued - reinvestment of dividends
  and distributions......................     277      74
Shares redeemed..........................  (3,851)   (972)
                                           ------   -----
Net increase (decrease) in shares
  outstanding............................  15,441   6,004
                                           ======   =====

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 1,805 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 296,014
                                                =========
Unrealized appreciation.......................  $  21,071
Unrealized (depreciation).....................    (25,357)
                                                ---------
Net unrealized appreciation (depreciation)....  $  (4,286)
                                                =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc.  214

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon All Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon All Cap (previously WRL Salomon All Cap) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  215

C.A.S.E. GROWTH

....seeks annual growth of capital.


MARKET ENVIRONMENT

Many stock pundits believe the markets are undervalued because stocks have dropped so dramatically from their year 2000 highs. We don't believe this is true. In fact, excluding the period before the October 1929 crash, we are experiencing one of the most expensive markets in recorded history. Most of the reliable economic forecasting models show this market to be on the extreme high end of its confidence range. Over the past 70 years, the market has been priced in a range of 10 to 12 times earnings during periods of economic or political uncertainty and 15 to 20 times earnings during periods of high confidence. The current market is selling at 34.2 times 12-month trailing earnings and 27.4 times 2002-forecasted earnings, and the long-term economic climate is far from certain.

PERFORMANCE

For the year ended December 31, 2001, C.A.S.E. Growth returned (29.68)%. By comparison its benchmark, the Wilshire 5000 Total Market Index, returned (10.97)%.

STRATEGY REVIEW

As your manager, we have adopted a conservative style of management on your behalf. In times like these, we search for stocks with strong management teams, reasonable valuations, reasonable growth rates and income, and balance sheets that convey a feeling of extreme future confidence. Paying high multiples in good economies usually turns out to be a bad approach. Paying high multiples on peak earnings for companies in an uncertain economy simply makes no sense.

During the current recession, both the housing and automotive sectors never weakened due mainly to the Federal Reserve Board's ("Fed") interest cuts and zero financing proposals. As a result, these sectors will be unable to supply the usual upward momentum in a consumer recovery. We realized our profits in our pharmaceutical holdings and reinvested them in the over-sold communication and technology sectors. Your portfolio benefited from both sides of this equation and we are presently taking steps to reduce our technology holdings and return to the more defensive pharmaceutical sector. With the economy improving, we expect the demand for oil to go up, the specialty retail stocks are likely to report better-than-expected earnings and your bank holdings to benefit from the spread in the current Fed to consumer loan rates. If realized, these factors should have a beneficial impact on the performance of your portfolio.

OUTLOOK

There is little question that our economy is recovering from a mild recession, but the weak trend of the recovery is already accounted for in the current prices. We expect economic growth to resume over the next six months, with consumer spending to rise 3.5% and technology spending to rise 13% during the second half of 2002. We believe the Standard and Poor's 500 Composite Stock Index's earnings will rise 12% for 2002 in the wake of a 12% plunge during 2001. A 12% earnings forecast is well below the 27% increase forecasted by street analysts and if we are correct, the going-forward P/E of the market is a lofty 30.92%. The entry of a more speculative generation of investors has dramatically raised the risk premiums on stocks. These speculators ignore the companies' underlying fundamentals and they buy growth at any price. We know this kind of strategy fails again and again, when the productive growth of the economy falls below the pace of the market.


/s/ WILLIAM E. LANGE
----------------------------------
WILLIAM E. LANGE
President & Chief Executive Officer
C.A.S.E. Management, Inc.





The views expressed in this commentary on C.A.S.E. Growth reflect those of the portfolio manager through the year ended December 31,2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  216

C.A.S.E. GROWTH

As your manager, we have adopted a conservative style of management on your behalf.

                                                                 [C.A.S.E. LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. C.A.S.E. Growth and the Wilshire 5000 Total Market Index.

[_] C.A.S.E. Growth                    $ 12,467

[_] Wilshire 5000
    Total Market Index                 $ 23,513

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
 (29.68)%        (2.53)%             N/A                 3.36%

           Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Total Market Index (Wilshire) over the same time frame.

                                            Portfolio      Wilshire Index
           Inception 5/1/95                  $10,000            $10,000
           Period Ended 12/31/95             $12,065            $12,211
           FYE 12/31/96                      $14,176            $14,802
           FYE 12/31/97                      $16,306            $19,433
           FYE 12/31/98                      $16,709            $23,987
           FYE 12/31/99                      $22,363            $29,638
           FYE 12/31/00                      $17,729            $26,410
           FYE 12/31/01                      $12,467            $23,513


*Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Transocean Sedco Forex Inc.                                    7.08%
QUALCOMM Incorporated                                          6.69%
Claire's Stores,Inc.                                           6.67%
Conseco, Inc.                                                  6.61%
Abercrombie & Fitch Co.-Class A                                6.14%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Communications Equipment                                      20.70%
Oil & Gas Extraction                                          18.85%
Apparel & Accessory Stores                                    18.12%
Electronic Components & Accessories                           17.04%
Commercial Banks                                               6.88%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  217

     C.A.S.E. GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (97.85 %)

   APPAREL & ACCESSORY STORES (18.12 %)

 Abercrombie & Fitch Co. -
   Class A (a) (b)..........................   110,000     $ 2,918
 American Eagle Outfitters, Inc. (a) (b)....    20,000         523
 Claire's Stores, Inc. .....................   210,000       3,171
 Gadzooks, Inc. (a).........................   146,000       2,006

   COMMERCIAL BANKS (6.88 %)

 Citigroup Inc. ............................    40,000       2,019
 Morgan Chase & Co. (J.P.)..................    34,500       1,254

   COMMUNICATIONS EQUIPMENT (20.70 %)

 Adaptive Broadband Corporation (a).........   820,000           3
 ADC Telecommunications, Incorporated (a)...   401,000       1,845
 Avaya Inc. (a) (b).........................     2,000          24
 Corning Incorporated (b)...................    34,000         303
 DMC Stratex Networks, Inc. (a).............   210,000       1,634
 Lucent Technologies Inc. (b)...............    50,000         315
 Motorola, Inc. ............................    61,000         916
 Nokia Oyj - ADR............................    45,000       1,104
 Nortel Networks Corporation (b)............    25,000         188
 ONI Systems Corp. (a)......................    20,000         125
 QUALCOMM Incorporated (a)..................    63,000       3,182
 Sycamore Networks, Inc. (a)................    38,300         205
   COMPUTER & DATA PROCESSING SERVICES (4.69 %)

 AOL Time Warner Inc. (a)...................     5,000         161
 Ascential Software Corporation (a).........   281,000       1,138
 BEA Systems, Inc. (a) (b)..................    10,000         154
 Check Point Software Technologies, Ltd. (a)
   (b)......................................    10,000         399
 VeriSign, Inc. (a) (b).....................    10,000         380

   COMPUTER & OFFICE EQUIPMENT (1.47 %)

 EMC Corporation (a)........................    10,000         134
 Gateway, Inc. (a)..........................    70,000         563

   ELECTRIC SERVICES (2.82 %)

 Calpine Corporation (a) (b)................    80,000       1,343

   ELECTRONIC COMPONENTS & ACCESSORIES (17.04 %)

 Altera Corporation (a).....................    69,000       1,464
 JDS Uniphase Corporation (a)...............    75,000         655
 PMC-Sierra, Inc. (a) (b)...................    57,300       1,218

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)

   ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)

 QLogic Corporation (a).....................    20,000      $  890
 Read-Rite Corporation (a)..................    70,000         463
 Solectron Corporation (a) (b)..............    10,000         113
 Texas Instruments Incorporated.............    10,000         280
 Transmeta Corporation (a)..................   200,000         458
 Vitesse Semiconductor
   Corporation (a) (b)......................   206,000       2,561

   INSURANCE (6.61 %)

 Conseco, Inc. (a) (b)......................   705,000       3,144

   OIL & GAS EXTRACTION (18.85 %)

 Diamond Offshore Drilling, Inc. (b)........    85,000       2,584
 Dynegy Inc. (b)............................    30,000         765
 GlobalSantaFe Corporation..................    53,200       1,517
 Halliburton Company........................    56,000         734
 Transocean Sedco Forex Inc. ...............    99,500       3,365

   PHARMACEUTICALS (0.67 %)

 AVANT Immunotherapeutics, Inc. (a).........    80,000         321
                                                          --------
 Total Common Stocks
 (cost: $ 77,277)......................................     46,539
                                                          --------
 Total Investment Securities
 (cost: $ 77,277)......................................   $ 46,539
                                                          ========

SUMMARY:

 Investments, at market value...............   97.85 %    $ 46,539
 Other assets in excess of liabilities......    2.15 %       1,021
                                              ---------   --------
 Net assets.................................  100.00 %    $ 47,560
                                              =========   ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 11,418. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  218

     C.A.S.E. GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost.....................  $  77,277
                                                          =========
 Investments in securities, at market value.............  $  46,539
 Cash...................................................      1,048
 Cash collateral for securities on loan.................     12,311
 Receivables:
   Securities sold......................................          0
   Interest.............................................          2
   Dividends............................................          4
   Other................................................         20
                                                          ---------
     Total assets.......................................     59,924
                                                          ---------
LIABILITIES:
 Securities purchased...................................          0
 Accounts payable and accrued liabilities:
   Investment advisory fees.............................         32
   Dividends to shareholders............................          0
   Deposits for securities on loan......................     12,311
   Other accrued liabilities............................         21
                                                          ---------
     Total liabilities..................................     12,364
                                                          ---------
       Net assets.......................................  $  47,560
                                                          =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized........................     50,000
                                                          =========
 Capital stock ($ .01 par value)........................  $      74
 Additional paid-in capital.............................    100,329
 Accumulated net investment income (loss)...............          0
 Accumulated net realized gain (loss) on investment
   securities...........................................    (22,105)
 Net unrealized appreciation (depreciation) on
   investment securities................................    (30,738)
                                                          ---------
 Net assets applicable to outstanding shares of
   capital..............................................  $  47,560
                                                          =========
 Shares outstanding.....................................      7,406
                                                          =========
 Net asset value and offering price per share...........  $    6.42
                                                          =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...............................................  $      91
 Dividends..............................................        343
                                                          ---------
     Total investment income............................        434
                                                          ---------
EXPENSES:
 Investment advisory fees...............................        520
 Printing and shareholder reports.......................         86
 Custody fees...........................................         61
 Administrative service fees............................         24
 Legal fees.............................................          7
 Auditing fees..........................................         10
 Directors fees.........................................          4
 Registration fees......................................          0
 Other fees.............................................          5
                                                          ---------
     Total expenses.....................................        717
LESS:
 Advisory fee waiver and expense reimbursement..........         67
                                                          ---------
     Net expenses.......................................        650
                                                          ---------
 Net investment income (loss)...........................       (216)
                                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities......    (16,898)
 Change in unrealized appreciation (depreciation) on
   investment securities................................     (5,949)
                                                          ---------
 Net gain (loss) on investment securities...............    (22,847)
                                                          ---------
     Net increase (decrease) in net assets resulting
       from operations..................................  $ (23,063)
                                                          =========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  219

     C.A.S.E. GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $    (216)  $    (196)
 Net realized gain (loss) on investment securities..........    (16,898)     11,231
 Change in unrealized appreciation (depreciation) on
   investment securities....................................     (5,949)    (29,499)
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................    (23,063)    (18,464)
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................     (6,631)     (5,902)
 In excess of net investment income.........................       (216)     (6,203)
 Net realized gains.........................................          0      (2,700)
 In excess of net realized gains............................        (96)          0
                                                              ---------   ---------
   Total distributions......................................     (6,943)    (14,805)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     25,091      33,158
 Dividends and distributions reinvested.....................      6,943      14,805
 Cost of shares redeemed....................................    (26,818)    (35,952)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................      5,216      12,011
                                                              ---------   ---------
 Net increase (decrease) in net assets......................    (24,790)    (21,258)
NET ASSETS:
 Beginning of year..........................................     72,350      93,608
                                                              ---------   ---------
 End of year................................................  $  47,560   $  72,350
                                                              =========   =========
 Accumulated net investment income..........................  $       0   $   6,847
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                    DECEMBER 31,
                                                            -------------------------------------------------------------
                                                              2001         2000         1999         1998         1997
                                                            ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of year........................  $   10.30    $   15.70    $   12.99    $   14.01    $   13.42
                                                            ---------    ---------    ---------    ---------    ---------
 Income from operations:
   Net investment income (loss)...........................      (0.03)       (0.03)       (0.05)        0.02         0.04
   Net realized and unrealized gain (loss) on
     investments..........................................      (2.85)       (2.95)        4.38         0.31         1.95
                                                            ---------    ---------    ---------    ---------    ---------
     Net income (loss) from operations....................      (2.88)       (2.98)        4.33         0.33         1.99
                                                            ---------    ---------    ---------    ---------    ---------
 Distributions:
   Dividends from net investment income...................      (0.96)       (0.97)       (0.66)       (0.36)       (0.03)
   Dividends in excess of net investment income...........      (0.03)       (1.02)       (0.96)       (0.90)       (1.23)
   Distributions from net realized gains on investments...       0.00        (0.43)        0.00        (0.09)       (0.14)
   Distributions in excess of net realized gains on
     investments..........................................      (0.01)        0.00         0.00         0.00         0.00
                                                            ---------    ---------    ---------    ---------    ---------
     Total distributions..................................      (1.00)       (2.42)       (1.62)       (1.35)       (1.40)
                                                            ---------    ---------    ---------    ---------    ---------
Net asset value, end of year..............................  $    6.42    $   10.30    $   15.70    $   12.99    $   14.01
                                                            =========    =========    =========    =========    =========
Total return..............................................   (29.68)%     (20.72)%      33.84 %       2.47 %      15.03 %
Ratios and supplemental data:
   Net assets at end of year (in thousands)...............  $  47,560    $  72,350    $  93,608    $  69,401    $  60,596
   Ratio of total expenses to average net assets..........     1.10 %       1.00 %       1.00 %       1.00 %       1.14 %
   Ratio of net expenses to average net assets............     1.00 %       1.00 %       1.00 %       1.00 %       1.00 %
   Ratio of net investment income (loss) to average net
     assets...............................................    (0.33)%      (0.22)%      (0.36)%       0.14 %       0.25 %
   Portfolio turnover rate................................   150.19 %     182.74 %     143.52 %     205.28 %     196.50 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  220

     C.A.S.E. GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

C.A.S.E. Growth (the "portfolio", formerly known as WRL C.A.S.E. Growth) a portfolio within the AEGON/ Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

At a Special Meeting to be held in 2002, shareholders will be asked to approve a merger with Great Companies-America(SM), a portfolio within the AEGON/Transamerica Series Fund, Inc. The combined portfolio will be named Great Companies-America(SM).

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100% by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 24 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $(216) and Accumulated net investment income (loss) for $ 216 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and


                   AEGON/Transamerica Series Fund, Inc.  221

     C.A.S.E. GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 13,043 of short-term capital gains are included in distributions of net investment income.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with C.A.S.E. Management, Inc. ("C.A.S.E") to provide investment services to the portfolio and compensates C.A.S.E as described in the Fund's Statement of Additional Information.

C.A.S.E. may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or C.A.S.E. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or C.A.S.E. during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.


                   AEGON/Transamerica Series Fund, Inc.  222

     C.A.S.E. GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 95,389
  U.S. Government securities..................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    98,337
  U.S. Government securities..................         0

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................   2,471    2,274
Shares issued - reinvestment of
  dividends and distributions...........     886    1,212
Shares redeemed.........................  (2,978)  (2,420)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................     379    1,066
                                          ======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 1,274 (Post-October Losses Deferred), as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
    $ 15,228       December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.....................    $  82,882
                                               =========
Unrealized appreciation....................    $   1,590
Unrealized (depreciation)..................      (37,933)
                                               ---------
Net unrealized appreciation
  (depreciation)...........................    $ (36,343)
                                               =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of net expenses to average net assets are calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.


                   AEGON/Transamerica Series Fund, Inc.  223

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of C.A.S.E. Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of C.A.S.E. Growth (previously WRL C.A.S.E. Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  224

DREYFUS MID CAP
....seeks total investment returns including capital appreciation and income.


MARKET ENVIRONMENT

2001 was a difficult year for the equity market. It became the second consecutive year of stock market losses, a situation that hasn't occurred since 1973-74. However, after a volatile and ultimately disappointing year for equity investors, the fourth quarter posted almost universally positive results in most indexes. Throughout the year, investors focused more on measures of value than growth, although there was a rally among growth stocks in the fourth quarter that narrowed the growth-value divergence for the year. Among mid-cap stocks, investment managers faced the challenge of sharp reversals in equity returns each quarter, with double-digit positive returns in the second and fourth quarters, and double-digit negative returns in the first and third. Economic news throughout the year tended to be mixed and was most pessimistic immediately following September 11th. The economy was deemed to be in recession since March, and no sooner did we learn about the recession than market commentators were speculating on its duration and severity.

PERFORMANCE

For the year ended December 31, 2001, Dreyfus Mid Cap returned (3.94)%, which was below expectations. In comparison, its bench-mark the Standard and Poor's MidCap 400 Index returned (0.58)% for the same period. Performance issues were especially acute early in the year, when investors appeared to focus almost entirely upon deep-value type issues. Given that our blended process focuses on both value and growth valuation factors, our performance suffered. As we progressed through the year, investors appeared to take a more balanced approach, and the portfolio's relative performance exhibited some modest improvement. Our very modest tilt toward value issues-for instance those exhibiting price-earnings ratios below that of the benchmark-was a positive influence on performance. Unfortunately, a portfolio orientation toward stocks exhibiting positive price momentum was a larger negative factor. During the year, the market generally rewarded stocks that had previously not shown much positive price momentum-rewarding stocks that had fallen in price versus those issues that had been steadier performers.

STRATEGY REVIEW

During the year, our valuation process had a slight orientation toward value factors. Given the performance volatility we saw among mid-cap stocks, we believe this approach helped us steer a steady course through a volatile environment. Among issues that were particularly successful, we would include technology-based companies such as NVIDIA Corporation and Cabot Microelectronics Corporation. Both of these companies provide proprietary technology products, and both are highly profitable with strong earnings momentum. A number of our holdings among interest-sensitive issues also benefited performance. Mid-cap banks such as Dime Bancorp, Inc. and Union Planters Corporation appeared to have benefited from the benign interest rate environment of 2001.

OUTLOOK

As we noted above, our valuation process continued to favor value over growth factors, but as our quantitative process is designed to react to meaningful shifts in investor preference, we believe we are well positioned to move forward whether the recent growth focus remains in place or not. Our current challenge is to remain vigilant of this possible change, and once recognized, react to position the portfolio and capitalize on the shift. We believe our quantitative valuation process, combined with our economic sector and cap-neutral approach to portfolio construction, provides the best probability for success regardless of market conditions.

/s/ JOHN R. O'TOOLE
-----------------------
JOHN R. O'TOOLE
Dreyfus Mid Cap

Portfolio Manager

The views expressed in this commentary on Dreyfus Mid Cap reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  225

DREYFUS MID CAP

Our very modest tilt toward value issues - for instance those exhibiting price-earnings ratios below that of the benchmark - was a positive influence on performance.

                                                                  [DREYFUS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Dreyfus Mid Cap and the Standard and Poor's MidCap 400 Index.

[_] Dreyfus Mid Cap                    $ 11,628

[_] S&P MidCap 400                     $ 13,267

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
  (3.94)%          N/A               N/A                5.83%

                 Mountain graph depicting the change in
                 value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's
                 Midcap 400 Index over the same time frame.

                                                                     S&P Midcap
                                                  Portfolio          400 Index
              Inception 5/3/99                    $10,000            $10,000
              Period Ended 12/31/99               $10,720            $11,356
              FYE 12/31/00                        $12,105            $13,344
              FYE 12/31/01                        $11,628            $13,267

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


FIVE LARGEST HOLDINGS (%OF NET ASSETS)

IDEC Pharmaceuticals Corporation                      1.60%
SunGard Data Systems Inc.                             1.32%
Electronic Arts Inc.                                  1.25%
Affiliated Computer Services,Inc.-Class A             1.19%
BJ Services Company                                   1.15%

FIVE LARGEST INDUSTRIES (%OF NET ASSETS)
Computer & Data Processing Services                  10.17%
Commercial Banks                                      8.63%
Insurance                                             6.23%
Pharmaceuticals                                       5.61%
Electronic Components & Accessories                   4.57%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  226

     DREYFUS MID CAP

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES      VALUE
                                               ---------   -------
COMMON STOCKS (96.64 %)

   AGRICULTURE (0.44 %)

 Dole Food Company, Inc......................     5,000    $   134

   AMUSEMENT & RECREATION SERVICES (1.58 %)

 International Speedway Corporation -
   Class A...................................     3,400        133
 Mandalay Resort Group (a) (b)...............     6,500        139
 Westwood One, Inc. (a)......................     6,800        204

   APPAREL & ACCESSORY STORES (0.92 %)

 American Eagle Outfitters, Inc. (a) (b).....     5,600        147
 Ross Stores, Inc. ..........................     4,100        132

   APPAREL PRODUCTS (0.45 %)

 Jones Apparel Group, Inc. (a)...............     4,100        136

   AUTOMOTIVE (0.76 %)

 American Axle & Manufacturing Holdings, Inc.
   (a).......................................     5,400        115
 Magna International Inc. - Class A..........     1,800        114

   BUSINESS SERVICES (1.91 %)

 Hanover Compressor Company (a) (b)..........     4,900        124
 SEI Investments Company.....................     4,600        208
 United Rentals, Inc. (a)....................     4,700        107
 Valassis Communications, Inc. (a)...........     3,900        139

   CHEMICALS & ALLIED PRODUCTS (2.19 %)

 Airgas, Inc. (a)............................    11,100        168
 Cabot Corporation...........................     4,300        154
 Church & Dwight Co., Inc....................     3,400         91
 Minerals Technologies Inc...................     2,300        107
 Scotts Company (The) - Class A (a)..........     3,000        143

   COMMERCIAL BANKS (8.63 %)

 Associated Banc-Corp........................     6,600        233
 Banknorth Group, Inc. ......................     9,000        203
 City National Corporation...................     5,400        253
 Compass Bancshares, Inc. ...................    10,900        307
 First Tennessee National Corporation (b)....     7,500        272
 FirstMerit Corporation......................     7,000        190
 Golden State Bancorp Inc. ..................     7,000        183
 M&T Bank Corporation........................     1,400        102
 Marshall & Ilsley Corporation...............     4,700        297
 Mercantile Bankshares Corporation...........     2,200         95
 North Fork Bancorporation, Inc. ............     8,800        282
 TCF Financial Corporation...................     3,900        187

   COMMUNICATION (0.36 %)

 Metro One Telecommunications,
   Inc. (a) (b)..............................     3,600        109

                                               NUMBER OF   MARKET
                                                SHARES      VALUE
                                               ---------   -------
COMMON STOCKS (CONTINUED)

   COMMUNICATIONS EQUIPMENT (2.06 %)

 ADTRAN, Inc. (a)............................     4,300    $   110
 Advanced Fibre Communications, Inc. (a).....     7,400        131
 Harris Corporation..........................     3,400        104
 L-3 Communications Holdings, Inc. (a) (b)...     2,100        189
 Plantronics, Inc. (a) (b)...................     3,400         87

   COMPUTER & DATA PROCESSING SERVICES (10.17 %)

 Advent Software, Inc. (a) (b)...............     3,200        160
 Affiliated Computer Services, Inc. - Class A
   (a) (b)...................................     3,400        360
 Cadence Design Systems, Inc. (a)............    10,900        239
 Check Point Software
   Technologies, Ltd. (a) (b)................     2,900        116
 CSG Systems International, Inc. (a).........     4,000        162
 DST Systems, Inc. (a).......................     4,100        204
 Electronic Arts Inc. (a)....................     6,300        377
 Henry (Jack) & Associates, Inc. ............     5,000        109
 Mentor Graphics Corporation (a).............     8,000        189
 Retek Inc. (a)..............................     4,300        128
 Reynolds and Reynolds Company (The) - Class
   A.........................................     7,500        182
 SunGard Data Systems Inc. (a)...............    13,800        398
 Sybase, Inc. (a)............................     7,800        123
 Symantec Corporation (a) (b)................     3,500        232
 THQ Inc. (a) (b)............................     1,900         92

   COMPUTER & OFFICE EQUIPMENT (1.83 %)

 Black Box Corporation (a)...................     2,100        111
 Diebold, Incorporated.......................     3,900        158
 InFocus Corporation (a) (b).................     6,000        132
 Storage Technology Corporation (a)..........     7,400        153

   CONSTRUCTION (1.44 %)

 Ashland Inc.................................     2,500        115
 Beazer Homes USA, Inc. (a)..................     1,200         88
 D.R. Horton, Inc. (b).......................     4,300        140
 M.D.C. Holdings, Inc. ......................     2,410         91

   DEPARTMENT STORES (0.32 %)

 Neiman Marcus Group, Inc. (The) -
   Class A (a)...............................     3,100         96

   EDUCATIONAL SERVICES (1.22 %)

 Apollo Group, Inc. - Class A (a)............     6,200        279
 Education Management Corporation (a)........     2,500         91

   ELECTRIC SERVICES (2.62 %)

 Black Hills Corporation.....................     3,800        129
 Cleco Corporation...........................     6,200        136
 IDACORP, Inc. ..............................     4,900        199
 Pinnacle West Capital Corporation...........     1,900         80
 PNM Resources, Inc. ........................     4,500        126
 TECO Energy, Inc............................     4,700        123

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  227

     DREYFUS MID CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES      VALUE
                                               ---------   -------
COMMON STOCKS (CONTINUED)

   ELECTRIC, GAS & SANITARY SERVICES (3.31 %)

 Alliant Energy Corporation..................     5,700    $   173
 Conectiv....................................     6,000        147
 MDU Resources Group, Inc. ..................     2,600         73
 SCANA Corporation...........................     7,000        195
 UtiliCorp United, Inc. (b)..................     7,000        176
 Western Resources, Inc. ....................     4,100         71
 Wisconsin Energy Corporation................     7,300        165

   ELECTRICAL GOODS (0.31 %)

 Arrow Electronics, Inc. (a).................     3,100         93

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.57 %)

 C&D Technologies, Inc. .....................     4,100         94
 Electro Scientific Industries, Inc. (a).....     2,600         78

   ELECTRONIC COMPONENTS & ACCESSORIES (4.57 %)

 International Rectifier Corporation (a).....     2,500         87
 Intersil Corporation - Class A (a)..........     3,700        119
 Microchip Technology Incorporated (a).......     7,000        271
 Microsemi Corporation (a)...................     1,900         56
 NVIDIA Corporation (a) (b)..................     3,000        201
 QLogic Corporation (a)......................     2,100         93
 RF Micro Devices, Inc. (a) (b)..............     4,700         90
 Semtech Corporation (a).....................     5,200        186
 TriQuint Semiconductor, Inc. (a)............     8,600        105
 Vishay Intertechnology, Inc. (a) (b)........     8,800        172

   ENVIRONMENTAL SERVICES (0.52 %)

 Republic Services, Inc. (a).................     7,800        156

   FABRICATED METAL PRODUCTS (0.44 %)

 Harsco Corporation..........................     3,900        134

   FOOD & KINDRED PRODUCTS (2.32 %)

 Corn Products International, Inc............     3,400        120
 Dean Foods Company (a)......................       599         41
 McCormick & Company, Incorporated...........     4,100        172
 Smithfield Foods, Inc. (a)..................     7,000        154
 Tyson Foods, Inc. - Class A.................    18,600        215

   FURNITURE & FIXTURES (1.47 %)

 Furniture Brands International, Inc. (a)....     3,700        118
 Hillenbrand Industries, Inc. ...............     2,500        138
 Lear Corporation (a)........................     4,900        187

   FURNITURE & HOME FURNISHINGS STORES (0.91 %)

 Williams-Sonoma, Inc. (a) (b)...............     6,400        275

                                               NUMBER OF   MARKET
                                                SHARES      VALUE
                                               ---------   -------
COMMON STOCKS (CONTINUED)

   GAS PRODUCTION & DISTRIBUTION (1.82 %)

 AGL Resources Inc...........................     5,300    $   122
 Energen Corporation.........................     3,800         94
 Equitable Resources, Inc. ..................     4,700        160
 Questar Corporation.........................     7,000        175

   HEALTH SERVICES (0.96 %)

 Quest Diagnostics Incorporated (a)..........     2,500        179
 Sunrise Assisted Living, Inc. (a) (b).......     3,800        111

   INDUSTRIAL MACHINERY & EQUIPMENT (2.45 %)

 American Standard Companies Inc. (a)........     2,600        177
 Kennametal Inc. ............................     2,100         85
 SPX Corporation (a).........................     1,900        260
 York International Corporation..............     5,700        217

   INSTRUMENTS & RELATED PRODUCTS (1.51 %)

 Beckman Coulter Inc. .......................     3,400        151
 Cytyc Corporation (a).......................     2,900         76
 FEI Company (a).............................     3,100         98
 Rockwell International Corporation..........     7,300        130

   INSURANCE (6.23 %)

 Everest Re Group, Ltd. .....................     3,400        240
 Health Net Inc. (a).........................     9,200        200
 Old Republic International Corp. ...........     8,000        224
 Oxford Health Plans, Inc. (a)...............     8,400        253
 PacifiCare Health Systems, Inc. (a).........     5,600         90
 PMI Group, Inc. (The).......................     3,600        241
 Radian Group, Inc. .........................     5,900        253
 StanCorp Financial Group, Inc. .............     3,000        142
 Trigon Healthcare, Inc. (a).................     3,400        236

   INSURANCE AGENTS, BROKERS & SERVICE (1.20 %)

 Express Scripts, Inc. - Class A (a).........     4,100        192
 Gallagher (Arthur J.) & Co. ................     5,000        172

   IRON & STEEL FOUNDRIES (0.40 %)

 Precision Castparts Corp. ..................     4,300        121

   LIFE INSURANCE (0.56 %)

 Nationwide Financial Services, Inc. - Class
   A.........................................     4,100        170

   MEDICAL INSTRUMENTS & SUPPLIES (1.45 %)

 Apogent Technologies, Inc. (a) (b)..........     8,200        212
 STERIS Corporation (a)......................     4,300         79
 Teleflex Incorporated.......................     3,100        147

   MINING (0.37 %)

 Consol Energy Inc. .........................     4,500        112

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  228

     DREYFUS MID CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES      VALUE
                                               ---------   -------
COMMON STOCKS (CONTINUED)

   MORTGAGE BANKERS & BROKERS (1.01 %)

 Doral Financial Corporation.................     2,400    $    75
 GreenPoint Financial Corp. .................     6,400        229

   OIL & GAS EXTRACTION (2.78 %)

 BJ Services Company (a).....................    10,700        346
 ENSCO International Incorporated............     9,300        231
 Helmerich & Payne, Inc. ....................     2,800         93
 Noble Affiliates, Inc. .....................     1,800         64
 Pride International, Inc. (a)...............     7,000        106

   PAPER & ALLIED PRODUCTS (0.42 %)

 Bemis Company, Inc. ........................     2,600        128

   PAPERBOARD CONTAINERS & BOXES (0.74 %)

 Sonoco Products Company.....................     8,400        223

   PERSONAL CREDIT INSTITUTIONS (0.65 %)

 Metris Companies Inc. (b)...................     7,600        195

   PETROLEUM REFINING (1.34 %)

 Murphy Oil Corporation......................     2,300        193
 Ultramar Diamond Shamrock Corporation.......     4,300        213

   PHARMACEUTICALS (5.61 %)

 Barr Laboratories, Inc. (a).................     2,100        167
 Diagnostic Products Corporation.............     2,000         88
 Genzyme Corporation - General Division
   (a).......................................     1,600         96
 Gilead Sciences, Inc. (a)...................     2,500        164
 IDEC Pharmaceuticals Corporation (a) (b)....     7,000        482
 IVAX Corporation (a) (b)....................     5,000        101
 Millennium Pharmaceuticals, Inc. (a)........     6,200        152
 Mylan Laboratories Inc. ....................     5,000        188
 Protein Design Labs, Inc. (a) (b)...........     5,400        177
 Sepracor Inc. (a) (b).......................     1,400         80

   PRINTING & PUBLISHING (1.62 %)

 Belo (A.H.) Corporation - Class A...........     7,000        131
 Scholastic Corporation (a) (b)..............     2,900        146
 Washington Post Company (The) - Class B.....       400        212

   RADIO & TELEVISION BROADCASTING (0.28 %)

 Entercom Communications Corp. (a)...........     1,700         85

   RESEARCH & TESTING SERVICES (1.43 %)

 Dun & Bradstreet Corporation (The) (a)......     5,800        205
 Edwards Lifesciences Corporation (a)........     5,200        144
 Pharmaceutical Product
   Development, Inc. (a).....................     2,600         84

                                               NUMBER OF   MARKET
                                                SHARES      VALUE
                                               ---------   -------
COMMON STOCKS (CONTINUED)

   RESIDENTIAL BUILDING CONSTRUCTION (0.70 %)

 Lennar Corporation..........................     4,500    $   211

   RESTAURANTS (1.27 %)

 Bob Evans Farms, Inc........................     5,400        133
 Brinker International, Inc. (a).............     8,400        250

   RETAIL TRADE (1.37 %)

 Alberto-Culver Company - Class B (b)........     2,500        112
 Borders Group, Inc. (a).....................     7,800        155
 Schein (Henry), Inc. (a)....................     4,000        148

   SAVINGS INSTITUTIONS (1.33 %)

 Astoria Financial Corporation...............     7,500        198
 Dime Bancorp, Inc. - warrants...............     3,850          1
 Sovereign Bancorp, Inc. ....................    16,700        204

   SECURITY & COMMODITY BROKERS (2.51 %)

 AmeriCredit Corp. (a) (b)...................     4,100        129
 E*TRADE Group, Inc. (a).....................    10,600        109
 Eaton Vance Corp. ..........................     2,600         92
 Federated Investors, Inc. - Class B.........     5,000        159
 LaBranche & Co Inc. (a) (b).................     4,300        148
 Waddell & Reed Financial, Inc. - Class A....     3,800        122

   STONE, CLAY & GLASS PRODUCTS (0.81 %)

 Cabot Microelectronics Corporation (a)
   (b).......................................     3,100        246

   TELECOMMUNICATIONS (0.42 %)

 Telephone and Data Systems, Inc. ...........     1,400        126

   TEXTILE MILL PRODUCTS (0.74 %)

 Mohawk Industries, Inc. (a) (b).............     4,100        225

   TOBACCO PRODUCTS (0.76 %)

 R.J. Reynolds Tobacco Holdings, Inc. .......     4,100        231

   TRANSPORTATION & PUBLIC UTILITIES (0.30 %)

 GATX Corporation............................     2,800         91

   VARIETY STORES (0.71 %)

 BJ's Wholesale Club, Inc. (a)...............     4,900        216

   WATER TRANSPORTATION (1.34 %)

 Alexander & Baldwin, Inc. ..................     4,300        115
 Teekay Shipping Corporation.................     2,500         87
 Tidewater Inc. .............................     6,000        203

   WHOLESALE TRADE DURABLE GOODS (0.23 %)

 IKON Office Solutions, Inc..................     6,000         70
                                                           -------
 Total Common Stocks
 (cost: $ 28,328).......................................    29,200
                                                           -------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  229

     DREYFUS MID CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                PRINCIPAL    MARKET
                                                 AMOUNT      VALUE
                                                ---------   --------
SHORT-TERM OBLIGATIONS (3.25 %)

 Investors Bank & Trust Company (c)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 982 on
   01/02/2002.................................  $    982    $    982
                                                            --------
 Total Short-Term Obligations
 (cost: $ 982)...........................................        982
                                                            --------
 Total Investment Securities
 (cost: $ 29,310)........................................   $ 30,182
                                                            ========

SUMMARY:
 Investments, at market value.................   99.89 %    $ 30,182
 Other assets in excess of liabilities........    0.11 %          33
                                                --------    --------
 Net assets...................................  100.00 %    $ 30,215
                                                ========    ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 4,772. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) At December 31, 2001, the repurchase agreement is collateralized by $ 8,249 Fannie Mae ARM - 846339 (6.78 %, due 07/01/2026) with a market value and accrued interest of $ 1,032.

DEFINITIONS:

ARM  Adjustable Rate Mortgage

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  230

     DREYFUS MID CAP

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 29,310
                                                           ========
 Investments in securities, at market value..............  $ 30,182
 Cash....................................................        50
 Cash collateral for securities on loan..................     5,014
 Receivables:
   Securities sold.......................................         0
   Interest..............................................         0
   Dividends.............................................        16
   Other.................................................         8
                                                           --------
     Total assets........................................    35,270
                                                           --------
LIABILITIES:
 Securities purchased....................................         9
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        21
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................     5,014
   Other accrued liabilities.............................        11
                                                           --------
     Total liabilities...................................     5,055
                                                           --------
       Net assets........................................  $ 30,215
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     27
 Additional paid-in capital..............................    30,901
 Accumulated net investment income (loss)................        20
 Accumulated net realized gain (loss) on investment
   securities............................................    (1,605)
 Net unrealized appreciation (depreciation) on investment
   securities............................................       872
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 30,215
                                                           ========
 Shares outstanding......................................     2,676
                                                           ========
 Net asset value and offering price per share............  $  11.29
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $     33
 Dividends...............................................       215
                                                           --------
     Total investment income.............................       248
                                                           --------
EXPENSES:
 Investment advisory fees................................       194
 Printing and shareholder reports........................        20
 Custody fees............................................        72
 Administrative service fees.............................         5
 Legal fees..............................................         2
 Auditing fees...........................................        10
 Directors fees..........................................         1
 Registration fees.......................................         0
 Other fees..............................................         1
                                                           --------
     Total expenses......................................       305
LESS:
 Advisory fee waiver and expense reimbursement...........        77
                                                           --------
     Net expenses........................................       228
                                                           --------
 Net investment income (loss)............................        20
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......    (1,570)
 Change in unrealized appreciation (depreciation) on
   investment securities.................................       813
                                                           --------
 Net gain (loss) on investment securities................      (757)
                                                           --------
     Net increase (decrease) in net assets resulting from
       operations........................................  $   (737)
                                                           ========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  231

     DREYFUS MID CAP

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $      20   $      23
 Net realized gain (loss) on investment securities..........     (1,570)        508
 Change in unrealized appreciation (depreciation) on
   investment securities....................................        813        (105)
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................       (737)        426
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (296)        (57)
 In excess of net investment income.........................          0        (177)
 Net realized gains.........................................          0           0
 In excess of net realized gains............................        (35)          0
                                                              ---------   ---------
   Total distributions......................................       (331)       (234)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     22,964      17,452
 Dividends and distributions reinvested.....................        331         234
 Cost of shares redeemed....................................     (6,726)     (6,548)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................     16,569      11,138
                                                              ---------   ---------
 Net increase (decrease) in net assets......................     15,501      11,330
NET ASSETS:
 Beginning of year..........................................     14,714       3,384
                                                              ---------   ---------
 End of year................................................  $  30,215   $  14,714
                                                              =========   =========
 Accumulated net investment income..........................  $      20   $     296
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                        DECEMBER 31,
                                                              --------------------------------
                                                                2001        2000      1999(1)
                                                              ---------   ---------   --------
Net asset value, beginning of year..........................  $   11.90   $   10.72   $  10.00
                                                              ---------   ---------   --------
 Income from operations:
   Net investment income (loss).............................       0.01        0.03       0.04
   Net realized and unrealized gain (loss) on investments...      (0.49)       1.36       0.68
                                                              ---------   ---------   --------
     Net income (loss) from operations......................      (0.48)       1.39       0.72
                                                              ---------   ---------   --------
 Distributions:
   Dividends from net investment income.....................      (0.12)      (0.05)      0.00
   Dividends in excess of net investment income.............       0.00       (0.16)      0.00
   Distributions from net realized gains on investments.....       0.00        0.00       0.00
   Distributions in excess of net realized gains on
     investments............................................      (0.01)       0.00       0.00
                                                              ---------   ---------   --------
     Total distributions....................................      (0.13)      (0.21)      0.00
                                                              ---------   ---------   --------
Net asset value, end of year................................  $   11.29   $   11.90   $  10.72
                                                              =========   =========   ========
Total return................................................    (3.94)%     12.92 %     7.20 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $  30,215   $  14,714   $  3,384
   Ratio of total expenses to average net assets............     1.34 %      1.90 %     4.89 %
   Ratio of net expenses to average net assets..............     1.00 %      1.00 %     1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................     0.09 %      0.29 %     0.58 %
   Portfolio turnover rate..................................    77.66 %    110.82 %    94.19 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  232

     DREYFUS MID CAP

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dreyfus Mid Cap (the "portfolio", formerly known as WRL Dreyfus Mid Cap) a portfolio within the AEGON/ Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 4 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.


                   AEGON/Transamerica Series Fund, Inc.  233

     DREYFUS MID CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND
        TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.85 %         1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.85 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with The Dreyfus Corporation ("Dreyfus") to provide investment services to the portfolio and compensates Dreyfus as described in the Fund's Statement of Additional Information.

Dreyfus may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Dreyfus. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or Dreyfus during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any


                   AEGON/Transamerica Series Fund, Inc.  234

     DREYFUS MID CAP

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 32,566
  U.S. Government securities..................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    17,041
  U.S. Government securities..................         0

NOTE 4-- SHARE TRANSACTIONS
Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                           -------------
                                           2001    2000
                                           -----   -----
Shares issued............................  2,035   1,468
Shares issued - reinvestment of dividends
  and distributions......................     30      19
Shares redeemed..........................   (626)   (566)
                                           -----   -----
Net increase (decrease) in shares
  outstanding............................  1,439     921
                                           =====   =====

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 275 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

  NET CAPITAL LOSS
    CARRYFORWARD     AVAILABLE THROUGH
  ----------------   -----------------
      $ 1,280        December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 29,360
                                                ========
Unrealized appreciation.......................  $  2,408
Unrealized (depreciation).....................    (1,586)
                                                --------
Net unrealized appreciation (depreciation)....  $    822
                                                ========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc.  235

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Dreyfus Mid Cap

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Mid Cap (previously WRL Dreyfus Mid Cap) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  236

NWQ VALUE EQUITY

....seeks to achieve maximum, consistent total return with minimum risk to principal.


MARKET ENVIRONMENT

The first two years of the New Millennium were painful for investors, with rare back-to-back declines of the major stock market averages. However, a strong fourth quarter rally reduced last year's pain. Aggressive rate cuts by the Federal Reserve Board ("Fed") and hopes for an economic rebound in early 2002 fueled the market's recovery from last year's September 21st lows. Large capitalization value stocks, which produced positive returns in 2000, were down modestly in 2001. But they showed slightly positive returns for the past two years versus a decline of 19.9% for the Standard and Poor's 500 Composite Stock Index ("S&P 500"). In the fourth quarter rebound, many issues that had been weak showed the strongest recovery. For example, the NASDAQ Composite Index, which had been down nearly 1,050 points at its low, rallied 30% or 452 points in the fourth quarter. Meanwhile, the bond market, which was the safe haven over the past two years, came under pressure as investors discounted an economic recovery and potentially higher interest rates in 2002.

PERFORMANCE

Over the past two years, value stocks have substantially outperformed growth stocks. The lower valuation levels and accompanying lower expectations have provided downside protection from negative earnings surprises. For the year ended December 31, 2001, NWQ Value Equity returned (1.81)%. Although in negative territory, the portfolio's returns outperformed its benchmark, the S&P 500, which returned (11.89)% for the same period.

STRATEGY REVIEW

After a long stretch requiring extreme patience to stick with a true value discipline, the rewards of style diversification paid off. Indeed, we believe that the influences are in place to favor a new cycle of superior returns from value investing. Typically, value stocks (including cyclicals as well as financials) begin to outperform the broader market when the Fed eases credit to reverse the course of a slowing economy. Historically, improved stock performance can begin even when actual earnings are still in decline. The direct benefit of lower rates and improved economic visibility typically has the greatest positive impact on value-oriented stocks. Historical market data show that past value cycles have lasted for two to eight years. Our belief remains that the portfolio will have a relative performance tailwind ahead.

OUTLOOK

Plunging consumer sentiment, uncertainty over personal safety and the start of the War on Terrorism threatened to turn the holiday season into one only
Scrooge could love. However, U.S. manufacturers and retailers mounted aggressive price promotions. With zero interest rate loans and extremely steep retail markdowns, the sales registers kept ringing and the merchandise moving. The U.S. consumers' cautious spending remains, but the holidays showed that some bargains are too difficult to pass up. Helping consumer spending were falling energy prices, a milder winter than last year, low mortgage rates and the 2001 tax cuts. The aggressive sales strategy, however, is very likely to have pulled from future sales, moderating the consumers' ability to lead a strong economic recovery in 2002.

Recent actions of the stock and bond markets hint at an improvement in the economy ahead. When combined with other economic indicators that have recently moved to neutral from heavily negative, they strongly suggest an economic recovery starting earlier in 2002 than commonly believed. The strength of that recovery, however, is likely to be muted by a consumer who is somewhat shopped out. Once you have gone to zero percent interest rates, what can you do the next time?

/s/  EDWARD C. FRIEDEL                                      /s/   JON D. BOSSE
--------------------------                                ---------------------
 EDWARD C. FRIEDEL                                            JON D. BOSSE

                                   NWQ Value Equity
                                   Portfolio Managers

The views expressed in this commentary on NWQ Value Equity reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  237

NWQ VALUE EQUITY


In the fourth quarter rebound, many issues that had been weak showed the strongest recovery.

                                                                [NWQ VALUE LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. NWQ Value Equity and the Standard and Poor's 500 Composite Stock Index.


[_] NWQ Value Equity                  $ 16,455

[_] S&P 500                           $ 19,118

Portfolio Average Annual Total Return
As of December 31, 2001
-----------------------------------------------------------------------------
   1 Year          5 Years           10 Years          From Inception
-----------------------------------------------------------------------------
  (1.81) %          7.77 %            N/A               9.18 %

           Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                    Portfolio         S&P Index
         Inception 5/1/96           $10,000           $10,000
         Period Ended 12/31/96      $11,319           $11,500
         FYE 12/31/97               $14,153           $15,337
         FYE 12/31/98               $13,477           $19,720
         FYE 12/31/99               $14,548           $23,870
         FYE 12/31/00               $16,758           $21,698
         FYE 12/31/01               $16,455           $19,118

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

NWQ Value Equity and the Standard and Poor's 500 Composite Stock Index. This material must be preceded or accompanied by the Fund's current prospectus.



FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Philip Morris Companies Inc.                          3.68%
Bank of America Corporation                           3.59%
Wells Fargo & Company                                 3.50%
Fannie Mae                                            3.41%
Countrywide Credit Industries, Inc.                   3.05%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                     14.56%
Telecommunications                                    7.65%
Petroleum Refining                                    6.94%
Oil & Gas Extraction                                  5.58%
Insurance                                             5.49%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  238

     NWQ VALUE EQUITY

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ----------   ----------
COMMON STOCKS (94.47 %)

   AUTOMOTIVE (1.81 %)

 Delphi Automotive Systems Corporation.....    220,000       $ 3,005

   CHEMICALS & ALLIED PRODUCTS (4.04 %)

 Praxair, Inc..............................     74,000         4,089
 Rohm and Haas Company.....................     75,000         2,597

   COMMERCIAL BANKS (14.56 %)

 Bank of America Corporation...............     94,500         5,949
 Citigroup Inc.............................     15,000           757
 FleetBoston Financial Corporation.........    130,000         4,745
 Morgan Chase & Co. (J.P.).................    104,500         3,799
 Wachovia Corporation......................     98,800         3,098
 Wells Fargo & Company.....................    133,400         5,796

   COMMUNICATION (2.43 %)

 Liberty Media Corporation - Class A (a)...    288,000         4,032

   COMPUTER & DATA PROCESSING SERVICES (1.46 %)

 Computer Associates International,
   Inc. ...................................     70,000         2,414

   COMPUTER & OFFICE EQUIPMENT (0.91 %)

 Pitney Bowes Inc..........................     40,000         1,504

   ELECTRIC SERVICES (2.19 %)

 DTE Energy Company........................     86,000         3,607
 Progress Energy, Inc. - CVO (a) (d).......     45,000            19

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.68 %)

 Matsushita Electric Industrial Co., Ltd. -
   ADR (b).................................     90,000         1,134

   ELECTRONIC COMPONENTS & ACCESSORIES (1.78 %)

 Agere Systems Inc. (a)....................    517,200         2,943

   FABRICATED METAL PRODUCTS (1.20 %)

 Fortune Brands, Inc. .....................     50,000         1,980

   FOOD & KINDRED PRODUCTS (1.95 %)

 Sara Lee Corporation......................    145,000         3,223

   FOOD STORES (1.94 %)

 Albertson's, Inc..........................    102,000         3,212

   GAS PRODUCTION & DISTRIBUTION (1.42 %)

 El Paso Corporation.......................     30,580         1,364
 Peoples Energy Corporation................     26,000           986

   HEALTH SERVICES (1.49 %)

 HCA Inc...................................     63,900         2,463

                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ----------   ----------
COMMON STOCKS (CONTINUED)

   HOLDING & OTHER INVESTMENT OFFICES (1.98 %)

 IndyMac Mortgage Holdings, Inc. (a).......    140,000       $ 3,273

   INDUSTRIAL MACHINERY & EQUIPMENT (2.92 %)

 Deere & Company...........................     39,450         1,722
 Grant Prideco, Inc. (a)...................     65,000           748
 Ingersoll-Rand Company....................     56,500         2,362

   INSTRUMENTS & RELATED PRODUCTS (5.44 %)

 Agilent Technologies, Inc. (a) (b)........    167,721         4,782
 Raytheon Company..........................    130,400         4,234

   INSURANCE (5.49 %)

 Aetna Inc.................................     69,000         2,276
 Loews Corporation.........................     63,000         3,489
 MGIC Investment Corporation...............     54,000         3,333

   INSURANCE AGENTS, BROKERS & SERVICE (2.33 %)

 Hartford Financial Services Group, Inc.
   (The)...................................     61,500         3,864

   METAL MINING (1.41 %)

 Barrick Gold Corporation (b)..............    146,000         2,329

   MORTGAGE BANKERS & BROKERS (3.05 %)

 Countrywide Credit Industries, Inc. (b)...    123,500         5,060

   OIL & GAS EXTRACTION (5.58 %)

 Anadarko Petroleum Corporation............     19,850         1,128
 Halliburton Company.......................     61,200           802
 Kerr-McGee Corporation (b)................     44,000         2,411
 Noble Affiliates, Inc.....................     32,500         1,147
 Transocean Sedco Forex Inc................    111,000         3,754

   PAPER & ALLIED PRODUCTS (3.24 %)

 Kimberly-Clark Corporation................     62,000         3,708
 Minnesota Mining & Manufacturing
   Company.................................     14,000         1,655

   PAPERBOARD CONTAINERS & BOXES (0.88 %)

 Packaging Corporation of America (a)......     80,000         1,452

   PETROLEUM REFINING (6.94 %)

 ChevronTexaco Corporation.................     33,000         2,957
 Conoco Inc................................    140,000         3,962
 Phillips Petroleum Company................     76,000         4,580

   PRIMARY METAL INDUSTRIES (1.42 %)

 United States Steel Corporation...........    130,000         2,354

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  239

     NWQ VALUE EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ----------   ----------
COMMON STOCKS (CONTINUED)

   TELECOMMUNICATIONS (7.65 %)

 ALLTEL Corporation........................     42,500     $   2,624
 Sprint Corporation (FON Group)............    230,000         4,618
 Telephone and Data Systems, Inc. .........     37,000         3,321
 Verizon Communications, Inc. .............     45,000         2,136

   TOBACCO PRODUCTS (3.68 %)

 Philip Morris Companies Inc. .............    132,900         6,093

   U.S. GOVERNMENT AGENCIES (3.41 %)

 Fannie Mae................................     71,100         5,652

   WATER TRANSPORTATION (1.17 %)

 Royal Caribbean Cruises Ltd. (b)..........    120,000         1,944

   WHOLESALE TRADE DURABLE GOODS (0.02 %)

 Imagistics International Inc. (a).........      3,200            40
                                                          ----------
 Total Common Stocks
 (cost: $ 147,758).....................................      156,526
                                                          ----------

                                            PRINCIPAL     MARKET
                                             AMOUNT        VALUE
                                            ---------    ---------
SHORT-TERM OBLIGATIONS (5.40 %)

 Investors Bank & Trust Company (c)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 8,941 on
   01/02/2002.............................    $ 8,941    $   8,941
                                                         ---------
 Total Short-Term Obligations
 (cost: $ 8,941).....................................        8,941
                                                         ---------
 Total Investment Securities
 (cost: $ 156,699)...................................    $ 165,467
                                                         =========



                                             AMOUNT        VALUE
                                            ---------    ---------

SUMMARY:

 Investments, at market value.............    99.87 %    $ 165,467
 Other assets in excess of liabilities....     0.13 %          216
                                            ---------    ---------
 Net assets...............................   100.00 %    $ 165,683
                                            =========    =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 14,084. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) At December 31, 2001, the repurchase agreement is collateralized by $ 25,332 Freddie Mac Floating Rate Note
     (4.30 %, due 02/15/2008) with a market value and accrued interest of $ 9,388.
(d) Security valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS:

ADR  American Depositary Receipt
CVO  Contingent Value Obligation

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  240

     NWQ VALUE EQUITY

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost.....................  $ 156,699
                                                          =========
 Investments in securities, at market value.............  $ 165,467
 Cash...................................................         52
 Cash collateral for securities on loan.................     14,811
 Receivables:
   Securities sold......................................          0
   Interest.............................................          1
   Dividends............................................        330
   Other................................................         21
                                                          ---------
     Total assets.......................................    180,682
                                                          ---------
LIABILITIES:
 Securities purchased...................................          0
 Accounts payable and accrued liabilities:
   Investment advisory fees.............................        109
   Dividends to shareholders............................          0
   Deposits for securities on loan......................     14,811
   Other accrued liabilities............................         79
                                                          ---------
     Total liabilities..................................     14,999
                                                          ---------
       Net assets.......................................  $ 165,683
                                                          =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized........................     50,000
                                                          =========
 Capital stock ($ .01 par value)........................  $     118
 Additional paid-in capital.............................    151,913
 Accumulated net investment income (loss)...............      4,104
 Accumulated net realized gain (loss) on investment
   securities...........................................        780
 Net unrealized appreciation (depreciation) on
   investment securities................................      8,768
                                                          ---------
 Net assets applicable to outstanding shares of
   capital..............................................  $ 165,683
                                                          =========
 Shares outstanding.....................................     11,762
                                                          =========
 Net asset value and offering price per share...........  $   14.09
                                                          =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $    220
 Dividends...............................................     2,914
 Foreign tax withheld....................................        (5)
                                                           --------
     Total investment income.............................     3,129
                                                           --------
EXPENSES:
 Investment advisory fees................................     1,249
 Printing and shareholder reports........................       125
 Custody fees............................................        32
 Administrative service fees.............................        27
 Legal fees..............................................         8
 Auditing fees...........................................        10
 Directors fees..........................................         5
 Registration fees.......................................         0
 Other fees..............................................         6
                                                           --------
     Total expenses......................................     1,462
                                                           --------
 Net investment income (loss)............................     1,667
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......     4,152
 Change in unrealized appreciation (depreciation) on
   investment securities.................................    (9,290)
                                                           --------
 Net gain (loss) on investment securities................    (5,138)
                                                           --------
     Net increase (decrease) in net assets resulting from
       operations........................................  $ (3,471)
                                                           ========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  241

     NWQ VALUE EQUITY

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $   1,667   $   1,475
 Net realized gain (loss) on investment securities..........      4,152      14,583
 Change in unrealized appreciation (depreciation) on
   investment securities....................................     (9,290)      1,997
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (3,471)     18,055
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (225)     (1,819)
 In excess of net investment income.........................          0           0
 Net realized gains.........................................        (14)       (510)
 In excess of net realized gains............................          0        (921)
                                                              ---------   ---------
   Total distributions......................................       (239)     (3,250)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     64,365      54,716
 Dividends and distributions reinvested.....................        239       3,250
 Cost of shares redeemed....................................    (40,029)    (65,111)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................     24,575      (7,145)
                                                              ---------   ---------
 Net increase (decrease) in net assets......................     20,865       7,660
NET ASSETS:
 Beginning of year..........................................    144,818     137,158
                                                              ---------   ---------
 End of year................................................  $ 165,683   $ 144,818
                                                              =========   =========
 Accumulated net investment income..........................  $   4,104   $     225
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                    DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year..........................  $   14.37   $   12.77   $   12.12   $   13.90   $   11.27
                                                              ---------   ---------   ---------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................       0.15        0.15        0.10        0.12        0.12
   Net realized and unrealized gain (loss) on investments...      (0.41)       1.78        0.85       (0.78)       2.69
                                                              ---------   ---------   ---------   ---------   ---------
     Net income (loss) from operations......................      (0.26)       1.93        0.95       (0.66)       2.81
                                                              ---------   ---------   ---------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................      (0.02)      (0.18)      (0.10)      (0.13)      (0.09)
   Dividends in excess of net investment income.............       0.00        0.00        0.00       (0.12)      (0.07)
   Distributions from net realized gains on investments.....       0.00       (0.05)       0.00       (0.62)      (0.02)
   Distributions in excess of net realized gains on
     investments............................................       0.00       (0.10)      (0.20)      (0.25)       0.00
                                                              ---------   ---------   ---------   ---------   ---------
     Total distributions....................................      (0.02)      (0.33)      (0.30)      (1.12)      (0.18)
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, end of year................................  $   14.09   $   14.37   $   12.77   $   12.12   $   13.90
                                                              =========   =========   =========   =========   =========
Total return................................................    (1.81)%     15.19 %      7.95 %     (4.78)%     25.04 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 165,683   $ 144,818   $ 137,158   $ 157,157   $ 173,435
   Ratio of expenses to average net assets..................     0.94 %      0.88 %      0.90 %      0.89 %      0.89 %
   Ratio of net investment income (loss) to average net
     assets.................................................     1.07 %      1.10 %      0.77 %      0.89 %      0.90 %
   Portfolio turnover rate..................................    31.41 %     46.34 %     34.19 %     43.60 %     17.28 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  242

     NWQ VALUE EQUITY

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

NWQ Value Equity (the "portfolio", formerly known as WRL NWQ Value Equity) a portfolio within the AEGON/ Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 27 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ 2,437 and Accumulated net realized gains (loss) for $(2,437) are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.


                   AEGON/Transamerica Series Fund, Inc.  243

     NWQ VALUE EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor.

AEGON/Transamerica Advisers and AEGON/ Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/ Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with NWQ Investment Management Company, Inc. ("NWQ") to provide investment services to the portfolio and compensates NWQ as described in the Fund's Statement of Additional Information.

NWQ may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or NWQ. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or NWQ during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 4. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.


                   AEGON/Transamerica Series Fund, Inc.  244

     NWQ VALUE EQUITY

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 72,189
  U.S. Government securities..................     2,195

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    46,268
  U.S. Government securities..................       764

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................   4,518    4,101
Shares issued - reinvestment of
  dividends and distributions...........      16      232
Shares redeemed.........................  (2,849)  (4,998)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................   1,685     (665)
                                          ======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 1,923 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................  $ 156,699
                                               =========
Unrealized appreciation......................  $  15,961
Unrealized (depreciation)....................     (7,193)
                                               ---------
Net unrealized appreciation (depreciation)...  $   8,768
                                               =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less fees paid indirectly.


                   AEGON/Transamerica Series Fund, Inc.  245

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of NWQ Value Equity

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NWQ Value Equity (previously WRL NWQ Value Equity) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  246

BLACKROCK LARGE CAP VALUE


....seeks to provide long-term capital appreciation.


MARKET ENVIRONMENT

Even after a strong rally in U.S. stock prices in the fourth quarter, equity markets generally finished in negative territory for the year. The Standard and Poor's 500 Composite Stock Index returned (11.89)% for the year, only the fourth time since it was established that it turned in two years in a row with negative returns. Other major stock indexes fared little better with the Dow Jones Industrial Average down (7.10)% and the NASDAQ Composite Index down (21.05)% in 2001. Several factors led to the results, including a faltering economy with its impact on corporate profits, terrorist attacks on U.S. territory and the continued unwinding of the technology bubble that burst in early 2000.

Leadership among stocks or sectors was generally very short-lived and difficult to discern as investors moved in and out of groups based on short-term thinking. Two trends that were in evidence for most of the year were the return to value-oriented stocks and the outperformance of small-cap stocks versus large-caps. Given how far the rubber band had stretched in favor of growth stocks during the late 1990s as the technology bubble swelled, it is not surprising that value outperformed following the bursting of that bubble. The problem is that going into the fourth quarter the rubber band had stretched too far the other way with value outperforming growth. During the fourth quarter, growth stocks snapped back somewhat, partly alleviating the performance disparity. From here both styles are likely to trade more according to their long-term relationship. One thing appears certain: Valuation matters again.

PERFORMANCE

From inception August 17, 2001 through December 31, 2001, BlackRock Large Cap Value returned (3.50)%. In comparison, its benchmark the Russell 1000 Value Index ("Russell") returned (3.09)% for the same period. For the December quarter, BlackRock Large Cap Value returned 5.81%, underperforming the Russell, which returned 7.37%.

STRATEGY REVIEW

Since inception the portfolio underperformed the benchmark by (0.41)%. Part of our process focuses on stocks that we believe have a catalyst in place that the market will recognize. Typically we try to find companies that have outperformed but that are trading at attractive valuations. Throughout 2001, the rotational nature of the markets often punished groups just as they began to show positive performance. In addition, stock selection in the energy and utility areas hurt performance with Calpine Corporation, Mirant Corporation, Exxon Mobil Corporation and El Paso Corporation underperforming. Our decision to overweight these sectors also negatively impacted performance.

Throughout the fourth quarter, we significantly increased positions in capital goods, transports and consumer services. We reduced utilities, consumer staples and healthcare. Although we reduced healthcare, the sector remains significantly overweighted at year-end. Other overweighted groups include energy and capital goods. The portfolio remains underweighted in basic materials, consumer cyclicals and retail, reflecting our belief that the economy is likely to stage a recovery in 2002, but that it may be more muted than the current consensus seems to indicate.

OUTLOOK

Initial successes in Afghanistan and a Federal Reserve Board willing to continue to lower interest rates were enough to allow investors to look beyond the current economic weakness to a recovery sometime in 2002 during the fourth quarter. Given the strong returns in the quarter, which seem to discount a profit recovery well ahead of what the evidence shows yet, it would be surprising if the U.S. equity market achieved 1990s-type returns this year. It appears more likely that the profit recovery will be muted (the current consensus earnings estimate for 2002 implies 13.6% growth over the estimate for
2001) while P/E multiples are already fairly high by historical measures. This being the case, equity returns are likely to be closer to long-term averages of approximately 10%.


/s/ CHRISTOPHER R. KAUFMAN
-------------------------------
CHRISTOPHER R. KAUFMAN
BlackRock Large Cap Value
Portfolio Manager

The views expressed in this commentary on BlackRock Large Cap Value reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  247

BLACKROCK LARGE CAP VALUE

One thing appears certain: Valuation matters again.

                                                                [BLACKROCK LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. BlackRock Large Cap Value and the Russell 1000 Value Index.

[_] BlackRock Large Cap  $ 9,650

[_] Russell 1000 Value   $ 9,691

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year                 5 Years             10 Years            From Inception
--------------------------------------------------------------------------------
    N/A                    N/A                 N/A                 (3.50)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Value Index over the same time frame.

                                          Portfolio Russell 1000
                                                        Value
         Inception 08/17/01               $10,000        $10,000
         Period Ended 12/31/01            $ 9,650        $ 9,691

(*) INCEPTION

Blackrock Large Cap value commenced operations on 8/17/01. Due to its short (less than 5 months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                                 5.54%
Philip Morris Companies Inc.                                   3.66%
Tyco International Ltd.                                        3.46%
Anadarko Petroleum Corporation                                 2.77%
Verizon Communications, Inc.                                   2.77%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                              10.98%
Petroleum Refining                                             6.92%
Insurance                                                      6.53%
Telecommunications                                             5.84%
Electric Services                                              5.74%


EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  248

     BLACKROCK LARGE CAP VALUE

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (96.83 %)

   AIR TRANSPORTATION (2.08 %)

 FedEx Corporation (a)........................       400    $    21

   BUSINESS SERVICES (0.99 %)

 Clear Channel Communications, Inc. (a).......       200         10

   CHEMICALS & ALLIED PRODUCTS (0.89 %)

 Avon Products, Inc. .........................       200          9

   COMMERCIAL BANKS (10.98 %)

 Bank of New York Company, Inc. (The).........       200          8
 Citigroup Inc. ..............................     1,100         56
 FleetBoston Financial Corporation............       100          4
 MBNA Corporation.............................       200          7
 Mellon Financial Corporation.................       200          8
 Morgan Chase & Co. (J.P.)....................       400         15
 Wells Fargo & Company........................       300         13

   COMMUNICATION (4.35 %)

 Cablevision Systems Corporation - Class A
   (a)........................................       200          9
 Charter Communications, Inc. (a).............       900         15
 Comcast Corporation - Class A (a)............       200          7
 Viacom, Inc. - Class B (a)...................       300         13

   COMPUTER & DATA PROCESSING SERVICES (2.67 %)

 Amdocs Limited (a)...........................       200          7
 AOL Time Warner Inc. (a).....................       200          6
 Computer Associates International, Inc. .....       100          3
 Sabre Holdings Corporation (a)...............       200          8
 SunGard Data Systems Inc. (a)................       100          3

   COMPUTER & OFFICE EQUIPMENT (3.26 %)

 Dell Computer Corporation (a)................       100          3
 International Business Machines
   Corporation................................       150         18
 Lexmark International Group, Inc. (a)........       200         12

   ELECTRIC SERVICES (5.74 %)

 Calpine Corporation (a)......................     1,100         18
 Duke Energy Corporation......................       500         20
 Mirant Corporation (a).......................       300          5
 Southern Company (The).......................       600         15

   ELECTRIC, GAS & SANITARY SERVICES (0.49 %)

 Exelon Corporation...........................       100          5

   ELECTRONIC COMPONENTS & ACCESSORIES (5.14 %)

 Celestica Inc. (U.S.) (a)....................       200          8
 Integrated Device Technology, Inc. (a).......       100          3
 STMicroelectronics NV - NY Registered
   Shares.....................................       200          6
 Tyco International Ltd. .....................       600         35

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   FOOD STORES (0.99 %)

 Kroger Co. (The) (a).........................       300    $     6
 Safeway Inc. (a).............................       100          4

   GAS PRODUCTION & DISTRIBUTION (2.18 %)

 El Paso Corporation..........................       500         22

   HEALTH SERVICES (2.08 %)

 HCA Inc......................................       400         15
 Tenet Healthcare Corporation (a).............       100          6

   HOLDING & OTHER INVESTMENT OFFICES (1.29 %)

 Boston Properties, Inc. .....................       100          4
 Equity Office Properties Trust...............       300          9

   INDUSTRIAL MACHINERY & EQUIPMENT (0.69 %)

 Baker Hughes Incorporated....................       200          7

   INSTRUMENTS & RELATED PRODUCTS (1.29 %)

 Raytheon Company.............................       400         13

   INSURANCE (6.53 %)

 ACE Limited..................................       200          8
 Ambac Financial Group, Inc. .................       100          6
 American International Group, Inc. ..........       293         23
 MBIA, Inc. ..................................       200         11
 XL Capital Ltd. - Class A....................       200         18

   INSURANCE AGENTS, BROKERS & SERVICE (2.57 %)

 Gallagher (Arthur J.) & Co. .................       200          7
 Hartford Financial Services
   Group, Inc. (The)..........................       300         19

   LIFE INSURANCE (0.30 %)

 Prudential Financial, Inc. (a)...............       100          3

   MANUFACTURING INDUSTRIES (0.59 %)

 Mattel, Inc. ................................       360          6

   MEDICAL INSTRUMENTS & SUPPLIES (1.78 %)

 Baxter International Inc. ...................       200         11
 Becton, Dickinson and Company................       200          7

   MINING (0.49 %)

 Vulcan Materials Company.....................       100          5

   OIL & GAS EXTRACTION (3.86 %)

 Anadarko Petroleum Corporation...............       500         28
 EOG Resources, Inc. .........................       200          8
 Noble Drilling Corporation (a)...............       100          3

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  249

     BLACKROCK LARGE CAP VALUE

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   PAPER & ALLIED PRODUCTS (1.78 %)

 Kimberly-Clark Corporation...................       300    $    18

   PERSONAL SERVICES (0.99 %)

 Cendant Corp. (a)............................       500         10

   PETROLEUM REFINING (6.92 %)

 BP Amoco PLC - ADR...........................       100          5
 ChevronTexaco Corporation....................       300         27
 Conoco Inc. .................................       200          6
 Exxon Mobil Corporation......................       500         20
 Phillips Petroleum Company...................       200         12

   PHARMACEUTICALS (5.34 %)
 American Home Products Corporation...........       300         18
 Elan Corporation PLC - ADR (a)...............       100          5
 IVAX Corporation (a).........................       200          4
 Johnson & Johnson............................       300         18
 Merck & Co., Inc. ...........................       100          6
 Watson Pharmaceuticals, Inc. (a).............       100          3
   PRIMARY METAL INDUSTRIES (0.69 %)
 Alcoa Inc. ..................................       200          7

   SAVINGS INSTITUTIONS (1.29 %)

 Washington Mutual, Inc. .....................       400         13

   SECURITY & COMMODITY BROKERS (2.57 %)

 Lehman Brothers Holdings Inc. ...............       300         20
 Morgan Stanley Dean Witter & Co. ............       100          6

   TELECOMMUNICATIONS (5.84 %)

 BellSouth Corporation........................       200          8
 Nextel Communications, Inc. - Class A (a)....       300          3
 SBC Communications Inc. .....................       400         16
 Verizon Communications, Inc. ................       600         28
 WorldCom, Inc. - WorldCom Group (a)..........       300          4

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   TOBACCO PRODUCTS (3.66 %)

 Philip Morris Companies Inc. ................       800    $    37

   TRANSPORTATION EQUIPMENT (2.37 %)
 General Dynamics Corporation.................       300         24

   TRUCKING & WAREHOUSING (0.49 %)

 United Parcel Service, Inc. - Class B........       100          5

   U.S. GOVERNMENT AGENCIES (3.66 %)

 Fannie Mae...................................       300         24
 Freddie Mac..................................       200         13
                                                            -------
 Total Common Stocks
 (cost: $ 982)...........................................       979
                                                            -------
 Total Investment Securities
 (cost: $ 982)...........................................   $   979
                                                            =======
SUMMARY:
 Investments, at market value.................   96.83 %    $   979
 Other assets in excess of liabilities........    3.17 %         32
                                                --------    -------
 Net assets...................................  100.00 %    $ 1,011
                                                ========    =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  250

     BLACKROCK LARGE CAP VALUE

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $    982
                                                           ========
 Investments in securities, at market value..............  $    979
 Cash....................................................        26
 Receivables:
   Securities sold.......................................         8
   Interest..............................................         0
   Dividends.............................................         1
   Other.................................................         0
                                                           --------
     Total assets........................................     1,014
                                                           --------
LIABILITIES:
 Securities purchased....................................         2
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         1
   Dividends to shareholders.............................         0
   Other accrued liabilities.............................         0
                                                           --------
     Total liabilities...................................         3
                                                           --------
       Net assets........................................  $  1,011
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $      1
 Additional paid-in capital..............................     1,044
 Accumulated net investment income (loss)................         1
 Accumulated net realized gain (loss) on investment
   securities............................................       (32)
 Net unrealized appreciation (depreciation) on investment
   securities............................................        (3)
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $  1,011
                                                           ========
 Shares outstanding......................................       105
                                                           ========
 Net asset value and offering price per share............  $   9.65
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001(1)

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...................................................  $   0
 Dividends..................................................      5
                                                              -----
   Total investment income..................................      5
                                                              -----
EXPENSES:
 Investment advisory fees...................................      3
 Printing and shareholder reports...........................      9
 Custody fees...............................................     11
 Administrative service fees................................      0
 Legal fees.................................................      1
 Auditing fees..............................................      6
 Directors fees.............................................      0
 Registration fees..........................................      0
 Other fees.................................................      0
                                                              -----
   Total expenses...........................................     30
LESS:
 Advisory fee waiver and expense reimbursement..............     26
                                                              -----
   Net expenses.............................................      4
                                                              -----
 Net investment income (loss)...............................      1
                                                              -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities..........    (32)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................     (3)
                                                              -----
 Net gain (loss) on investment securities...................    (35)
                                                              -----
     Net increase (decrease) in net assets resulting from
       operations...........................................  $ (34)
                                                              =====

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  251

     BLACKROCK LARGE CAP VALUE

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
OPERATIONS:
 Net investment income (loss)...............................    $     1
 Net realized gain (loss) on investment securities..........        (32)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................         (3)
                                                                -------
 Net increase (decrease) in net assets resulting from
   operations...............................................        (34)
                                                                -------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................          0
 In excess of net investment income.........................          0
 Net realized gains.........................................          0
 In excess of net realized gains............................          0
                                                                -------
   Total distributions......................................          0
                                                                -------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................      1,048
 Dividends and distributions reinvested.....................          0
 Cost of shares redeemed....................................         (3)
                                                                -------
   Increase (decrease) in net assets from capital share
     transactions...........................................      1,045
                                                                -------
 Net increase (decrease) in net assets......................      1,011
NET ASSETS:
 Beginning of year..........................................          0
                                                                -------
 End of year................................................    $ 1,011
                                                                =======
 Accumulated net investment income..........................    $     1
                                                                =======

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
Net asset value, at inception...............................   $   10.00
                                                               ---------
 Income from operations:
   Net investment income (loss).............................        0.01
   Net realized and unrealized gain (loss) on investments...       (0.36)
                                                               ---------
     Net income (loss) from operations......................       (0.35)
                                                               ---------
 Distributions:
   Dividends from net investment income.....................        0.00
   Dividends in excess of net investment income.............        0.00
   Distributions from net realized gains on investments.....        0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00
                                                               ---------
     Total distributions....................................        0.00
                                                               ---------
Net asset value, end of year................................   $    9.65
                                                               =========
Total return................................................     (3.50)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................   $   1,011
   Ratio of total expenses to average net assets............      8.63 %
   Ratio of net expenses to average net assets..............      1.30 %
   Ratio of net investment income (loss) to average net
     assets.................................................      0.31 %
   Portfolio turnover rate..................................     30.66 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  252

     BLACKROCK LARGE CAP VALUE

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

BlackRock Large Cap Value (the "portfolio") a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. The Annual Report reflects the period from the inception date of the portfolio, which was August 17, 2001.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

D. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

E. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of

                   AEGON/Transamerica Series Fund, Inc.  253

     BLACKROCK LARGE CAP VALUE

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.30 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with BlackRock Advisors, Inc. ("BlackRock") to provide investment services to the portfolio and compensates BlackRock as described in the Fund's Statement of Additional Information.

BlackRock may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or BlackRock. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or BlackRock during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government..........  $ 1,260
  U.S. Government securities...................    2,039

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government..........      285
  U.S. Government securities...................    2,000

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                              2001(1)
                                            ------------
Shares issued.............................      105
Shares issued - reinvestment of dividends
  and distributions.......................        0
Shares redeemed...........................        0
                                                ---
Net increase (decrease) in shares
  outstanding.............................      105
                                                ===

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all

                   AEGON/Transamerica Series Fund, Inc.  254

     BLACKROCK LARGE CAP VALUE

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 5--(CONTINUED)

federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 7 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
      $ 24         December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis...........................  $ 984
                                                   =====
Unrealized appreciation..........................  $  39
Unrealized (depreciation)........................    (44)
                                                   -----
Net unrealized appreciation (depreciation).......  $  (5)
                                                   =====

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc.  255

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of BlackRock Large Cap Value

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Large Cap Value (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period August 17, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                   AEGON/Transamerica Series Fund, Inc.  256

BLACKROCK MID CAP GROWTH

....seeks to provide long-term capital appreciation.

MARKET ENVIRONMENT

Even after a strong rally in U.S. stock prices in the fourth quarter, equity markets generally finished in negative territory for the year. The Standard and Poor's 500 Composite Stock Index returned (11.89)% for the year, only the fourth time since it was established that it turned in two years in a row with negative returns. Other major stock indexes fared little better with the Dow Jones Industrial Average down (7.10)% and the NASDAQ Composite Index down (21.05)% in 2001. Several factors led to the results, including a faltering economy with its impact on corporate profits, terrorist attacks on U.S. territory and the continued unwinding of the technology bubble that burst in early 2000.

Leadership among stocks or sectors was generally very short-lived and difficult to discern as investors moved in and out of groups based on short-term thinking. Two trends that were evident for most of the year were the return to value-oriented stocks and the outperformance of small-cap stocks versus large-caps. Given how far the rubber band had stretched in favor of growth stocks during the late 1990s as the technology bubble swelled, it is not surprising that value outperformed following the bursting of that bubble. The problem was that going into the fourth quarter the rubber band had stretched too far the other way with value outperforming growth. During the fourth quarter, growth stocks snapped back somewhat, partly alleviating the performance disparity. From here both styles are likely to trade more according to their long-term relationship. One thing appears certain: Valuation matters again.

PERFORMANCE

From inception August 17, 2001 through December 31, 2001, BlackRock Mid Cap Growth returned 2.80%. In comparison, its benchmark the Russell Midcap Growth Index ("Russell") returned 3.40% for the same period. For the December quarter, BlackRock Mid Cap Growth returned 18.57%, underperforming the Russell, which returned 27.06%.

STRATEGY REVIEW

This year has been exceedingly difficult for aggressive growth stock investors. Over the first three quarters of the year, following a long period of remarkable returns on the upside, stocks of companies with high relative earnings growth that had demonstrated the best relative performance corrected sharply as investors turned their focus to other areas of the financial markets. Then, post the September 11th attacks, investors took heart from the apparent stabilization in the economy and the continued willingness of the Federal Reserve Board to lower rates and moved aggressively back into growth stocks. BlackRock Mid Cap Growth has not performed well in this environment. Our investment focus has always been on those companies with the most dynamic growth prospects that have generated attractive returns for shareholders, so the portfolio suffered during the bear market phase for these types of stocks. Coming into the fourth quarter, the portfolio was positioned for continued economic weakness and did not fully participate in the rally.

Decisions that contributed positively to performance included the overweighted position in retail, with Circuit City Stores, Inc. - Circuit City Group and AutoZone, Inc. performing especially well. However, the portfolio's overweight in healthcare, in addition to some disappointing performance from networking stocks (Juniper Networks, Inc. and Extreme Networks, Inc.), more than offset the positives during the fourth quarter.

OUTLOOK

To position the portfolio for the future, we have increased positions significantly in technology-oriented stocks as those sectors appear to have bottomed on an earnings basis and are beginning to perform well. The largest overweights in the portfolio at year-end were in technology and consumer services. We reduced positions in healthcare, financials and consumer staples, reflecting our belief that the economy is now at the early stages of recovery.


/s/ WILLIAM WYKLE
------------------------
WILLIAM WYKLE
BlackRock Mid Cap Growth
Portfolio Manager

The views expressed in this commentary on BlackRock Mid Cap Growth reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

                   AEGON/Transamerica Series Fund, Inc.  257

BLACKROCK MID CAP GROWTH

To position the portfolio for the future, we have increased positions significantly in technology-oriented stocks

                                                   [BLACKROCK LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. BlackRock Mid Cap Group and the Russell Midcap Growth Index.


[_] BlackRock Mid Cap Growth     $ 10,280

[_] Russell Midcap               $ 10,340

Portfolio Average Annual Total Return
As of December 31, 2001

------------------------------------------------------------------------
1 Year               5 Years           10 Years          From Inception*
------------------------------------------------------------------------
 N/A                   N/A               N/A                 2.80 %


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Growth Index over the same time frame.

                                                                            Russell
                                                         Portfolio       Midcap Growth
                        Inception 08/17/01               $10,000            $10,000
                        Period Ended 12/31/01            $10,280            $10,340


* Inception

BlackRock Mid Cap Growth commenced operations on 8/17/01. Due to its short (less than 5 months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.

BlackRock Mid Cap Growth and the Russell Midcap Growth Index
This material must be preceded or accompanied by the Fund's current prospectus.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Biovail Corporation                                   2.08%
Cephalon, Inc.                                        2.08%
St. Jude Medical, Inc.                                2.08%
Gilead Sciences, Inc.                                 1.80%
Guidant Corporation                                   1.80%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services                  16.45%
Electronic Components & Accessories                  15.12%
Pharmaceuticals                                      14.56%
Medical Instruments & Supplies                        5.10%
Computer & Office Equipment                           5.01%


EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                   AEGON/Transamerica Series Fund, Inc.  258

     BLACKROCK MID CAP GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (98.58 %)

   AIR TRANSPORTATION (0.95 %)

 FedEx Corporation (a)........................       200    $    10

   AMUSEMENT & RECREATION SERVICES (0.85 %)

 MGM MIRAGE (a)...............................       300          9

   APPAREL & ACCESSORY STORES (2.84 %)

 Abercrombie & Fitch Co. - Class A (a)........       300          8
 Ross Stores, Inc. ...........................       300         10
 Talbots, Inc. (The)..........................       100          4
 TJX Companies, Inc. (The)....................       200          8

   AUTOMOTIVE DEALERS & SERVICE STATIONS (1.32 %)

 AutoZone, Inc. (a)...........................       200         14

   BUSINESS SERVICES (1.51 %)

 Interpublic Group of Companies, Inc. (The)...       300          9
 Overture Services, Inc. (a)..................       200          7

   CHEMICALS & ALLIED PRODUCTS (3.12 %)

 OM Group, Inc. ..............................       100          7
 Praxair, Inc. ...............................       200         11
 Smith International, Inc. (a)................       200         11
 Valspar Corporation (The)....................       100          4

   COMMERCIAL BANKS (0.66 %)

 Concord EFS, Inc. (a)........................       200          7

   COMMUNICATION (0.57 %)

 Adelphia Communications Corporation - Class A
   (a)........................................       200          6

   COMPUTER & DATA PROCESSING SERVICES (16.45 %)

 Affiliated Computer Services, Inc. - Class A
   (a)........................................       100         11
 Autodesk, Inc. ..............................       200          7
 BEA Systems, Inc. (a)........................       600          9
 Business Objects SA - ADR (a)................       400         14
 Check Point Software Technologies, Ltd. (a)..       200          8
 Cognos Incorporated (a)......................       300          8
 Computer Sciences Corporation (a)............       300         15
 Electronic Arts Inc. (a).....................       200         12
 IDT Corporation - Class B (a)................       500          8
 Mercury Interactive Corporation (a)..........       100          3
 Network Associates, Inc. (a).................       600         16
 PeopleSoft, Inc. (a).........................       300         12
 Perot Systems Corporation - Class A (a)......       400          8
 Rational Software Corporation (a)............       200          4
 Siebel Systems, Inc. (a).....................       300          8
 Symantec Corporation (a).....................       200    $    13

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   COMPUTER & DATA PROCESSING SERVICES (CONTINUED)

 TIBCO Software Inc. (a)......................       400          6
 Titan Corporation (The) (a)..................       300          7
 Yahoo! Inc. (a)..............................       300          5

   COMPUTER & OFFICE EQUIPMENT (5.01 %)

 ATI Technologies Inc. (a)....................       300          4
 Brocade Communications Systems, Inc. (a).....       200          7
 Extreme Networks, Inc. (a)...................       600          8
 Lexmark International Group, Inc. (a)........       100          6
 Polycom, Inc. (a)............................       300         10
 Riverstone Networks, Inc. (a)................       600         10
 Storage Technology Corporation (a)...........       400          8

   DEPARTMENT STORES (0.76 %)

 J.C. Penney Company, Inc. ...................       300          8

   EDUCATIONAL SERVICES (0.85 %)

 Apollo Group, Inc. - Class A (a).............       200          9

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.42 %)

 Whirlpool Corp. .............................       200         15

   ELECTRONIC COMPONENTS & ACCESSORIES (15.12 %)

 Analog Devices, Inc. (a).....................       200          9
 AVX Corporation..............................       500         12
 Broadcom Corporation - Class A (a)...........       200          8
 Chartered Semiconductor Manufacturing
   Ltd. - ADR (a).............................       200          5
 Conexant Systems, Inc. (a)...................     1,100         16
 Fairchild Semiconductor International, Inc. -
   Class A (a)................................       500         14
 Flextronics International Ltd. (a)...........       200          5
 Linear Technology Corporation................       100          4
 Marvell Technology Group Ltd. (a)............       400         14
 Maxim Integrated Products (a)................       300         16
 Microchip Technology Incorporated (a)........       300         12
 National Semiconductor Corporation (a).......       400         12
 NVIDIA Corporation (a).......................       100          7
 QLogic Corporation (a).......................       300         13
 Sanmina Corporation (a)......................       300          6
 Silicon Laboratories Inc. (a)................       200          7

   FURNITURE & HOME FURNISHINGS STORES (0.28 %)

 Bed Bath & Beyond Inc. (a)...................       100          3

   HOTELS & OTHER LODGING PLACES (1.61 %)

 Marriott International, Inc. - Class A.......       200          8
 Starwood Hotels & Resorts Worldwide, Inc. ...       300          9

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  259

     BLACKROCK MID CAP GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)
   INDUSTRIAL MACHINERY & EQUIPMENT (1.32 %)

 ITT Industries, Inc. ........................       100    $     5
 Lam Research Corporation (a).................       200          5
 Novellus Systems, Inc. (a)...................       100          4

   INSTRUMENTS & RELATED PRODUCTS (3.21 %)

 Applera Corporation - Applied Biosystems
   Group......................................       300         12
 KLA - Tencor Corporation (a).................       200         10
 Waters Corporation (a).......................       300         12

   INSURANCE (3.02 %)

 Anthem, Inc. (a).............................       200         10
 RenaissanceRe Holdings Ltd. .................       100         10
 WellPoint Health Networks Inc. (a)...........       100         12

   INSURANCE AGENTS, BROKERS & SERVICE (0.85 %)

 Willis Group Holdings Limited (a)............       400          9

   LEATHER & LEATHER PRODUCTS (0.38 %)

 Coach, Inc. (a)..............................       100          4

   MANAGEMENT SERVICES (0.66 %)

 KPMG Consulting, Inc. (a)....................       400          7

   MANUFACTURING INDUSTRIES (1.32 %)

 International Game Technology (a)............       200         14

   MEDICAL INSTRUMENTS & SUPPLIES (5.10 %)

 Boston Scientific Corporation (a)............       400         10
 Guidant Corporation (a)......................       400         19
 St. Jude Medical, Inc. (a)...................       300         22
 Zimmer Holdings, Inc. (a)....................       100          3

   OIL & GAS EXTRACTION (4.54 %)

 Apache Corporation...........................       220         11
 BJ Services Company (a)......................       400         13
 EOG Resources, Inc. .........................       200          8
 Nabors Industries, Inc. (a)..................       100          3
 Noble Drilling Corporation (a)...............       100          3
 Ocean Energy Inc. ...........................       500         10

   PAPER & ALLIED PRODUCTS (0.85 %)

 Pactiv Corporation (a).......................       500          9
   PHARMACEUTICALS (14.56 %)

 Biovail Corporation (a)......................       400         22
 Cephalon, Inc. (a)...........................       300         22
 Forest Laboratories, Inc. (a)................       100          8
 Gilead Sciences, Inc. (a)....................       300         19

                                                NUMBER OF   MARKET
                                                 SHARES      VALUE
                                                ---------   -------
COMMON STOCKS (CONTINUED)

   PHARMACEUTICALS (CONTINUED)

 ICOS Corporation (a).........................       200    $    11
 IDEC Pharmaceuticals Corporation (a).........       200         14
 Immunex Corporation (a)......................       300          8
 InterMune, Inc. (a)..........................       100          5
 Medicis Pharmaceutical Corporation - Class A
   (a)........................................       200         13
 Medimmune, Inc. (a)..........................       300         14
 Protein Design Labs, Inc. (a)................       200          7
 Sepracor Inc. (a)............................       200         11

   RADIO & TELEVISION BROADCASTING (0.47 %)

 Hispanic Broadcasting Corporation (a)........       200          5

   RADIO, TELEVISION, & COMPUTER STORES (2.65 %)

 Best Buy Co., Inc. (a).......................       200         15
 Circuit City Stores, Inc. - Circuit City
   Group......................................       500         13

   RESEARCH & TESTING SERVICES (1.32 %)

 Affymetrix, Inc. (a).........................       100          4
 Pharmaceutical Product Development, Inc.
   (a)........................................       300         10

   RESIDENTIAL BUILDING CONSTRUCTION (0.85 %)

 Lennar Corporation...........................       200          9

   RESTAURANTS (1.32 %)

 Darden Restaurants, Inc. ....................       100          4
 Tricon Global Restaurants, Inc. (a)..........       200         10

   RETAIL TRADE (1.51 %)

 Office Depot, Inc. (a).......................       500          9
 Staples, Inc. (a)............................       400          7

   SECURITY & COMMODITY BROKERS (0.38 %)

 Eaton Vance Corp. ...........................       100          4

   TRUCKING & WAREHOUSING (0.38 %)

 Swift Transportation Co., Inc. (a)...........       200          4

   WHOLESALE TRADE DURABLE GOODS (0.57 %)

 IKON Office Solutions, Inc. .................       500          6
                                                            -------
 Total Common Stocks
 (cost: $ 955)...........................................     1,043
                                                            -------
 Total Investment Securities
 (cost: $ 955)...........................................   $ 1,043
                                                            =======

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  260

     BLACKROCK MID CAP GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)



SUMMARY:

 Investments, at market value.................   98.58 %    $ 1,043
 Other assets in excess of liabilities........    1.42 %         15
                                                --------    -------
 Net assets...................................  100.00 %    $ 1,058
                                                ========    =======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.

DEFINITIONS

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  261

     BLACKROCK MID CAP GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost........................  $   955
                                                             =======
 Investments in securities, at market value................  $ 1,043
 Cash......................................................       35
 Receivables:
   Securities sold.........................................        6
   Interest................................................        0
   Dividends...............................................        0
   Other...................................................        0
                                                             -------
     Total assets..........................................    1,084
                                                             -------
LIABILITIES:
 Securities purchased......................................       25
 Accounts payable and accrued liabilities:
   Investment advisory fees................................        1
   Dividends to shareholders...............................        0
   Other accrued liabilities...............................        0
                                                             -------
     Total liabilities.....................................       26
                                                             -------
       Net assets..........................................  $ 1,058
                                                             =======
NET ASSETS CONSISTS OF:
 Capital stock shares authorized...........................   50,000
                                                             =======
 Capital stock ($ .01 par value)...........................  $     1
 Additional paid-in capital................................    1,023
 Accumulated net investment income (loss)..................        0
 Accumulated net realized gain (loss) on investment
   securities..............................................      (54)
 Net unrealized appreciation (depreciation) on
   investment securities...................................       88
                                                             -------
 Net assets applicable to outstanding shares of capital....  $ 1,058
                                                             =======
 Shares outstanding........................................      103
                                                             =======
 Net asset value and offering price per share..............  $ 10.28
                                                             =======

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001(1)
(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...................................................  $   1
 Dividends..................................................      1
                                                              -----
     Total investment income................................      2
                                                              -----
EXPENSES:
 Investment advisory fees...................................      3
 Printing and shareholder reports...........................     10
 Custody fees...............................................     14
 Administrative service fees................................      0
 Legal fees.................................................      1
 Auditing fees..............................................      6
 Directors fees.............................................      0
 Registration fees..........................................      0
 Other fees.................................................      0
                                                              -----
     Total expenses.........................................     34
LESS:
 Advisory fee waiver and expense reimbursement..............     29
                                                              -----
     Net expenses...........................................      5
                                                              -----
 Net investment income (loss)...............................     (3)
                                                              -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities..........    (54)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................     88
                                                              -----
 Net gain (loss) on investment securities...................     34
                                                              -----
     Net increase (decrease) in net assets resulting from
       operations...........................................  $  31
                                                              =====

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  262

     BLACKROCK MID CAP GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
OPERATIONS:
 Net investment income (loss)...............................    $     (3)
 Net realized gain (loss) on investment securities..........         (54)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................          88
                                                                --------
 Net increase (decrease) in net assets resulting from
   operations...............................................          31
                                                                --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................           0
 In excess of net investment income.........................           0
 Net realized gains.........................................           0
 In excess of net realized gains............................           0
                                                                --------
   Total distributions......................................           0
                                                                --------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................       1,030
 Dividends and distributions reinvested.....................           0
 Cost of shares redeemed....................................          (3)
                                                                --------
   Increase (decrease) in net assets from capital share
     transactions...........................................       1,027
                                                                --------
 Net increase (decrease) in net assets......................       1,058
NET ASSETS:
 Beginning of year..........................................           0
                                                                --------
 End of year................................................    $  1,058
                                                                ========
 Accumulated net investment income..........................    $      0
                                                                ========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
Net asset value, at inception...............................    $  10.00
                                                                --------
 Income from operations:
   Net investment income (loss).............................       (0.03)
   Net realized and unrealized gain (loss) on investments...        0.31
                                                                --------
     Net income (loss) from operations......................        0.28
                                                                --------
 Distributions:
   Dividends from net investment income.....................        0.00
   Dividends in excess of net investment income.............        0.00
   Distributions from net realized gains on investments.....        0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00
                                                                --------
     Total distributions....................................        0.00
                                                                --------
Net asset value, end of year................................    $  10.28
                                                                ========
Total return................................................      2.80 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................    $  1,058
   Ratio of total expenses to average net assets............      9.52 %
   Ratio of net expenses to average net assets..............      1.30 %
   Ratio of net investment income (loss) to average net
     assets.................................................     (0.78)%
   Portfolio turnover rate..................................    147.73 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  263

     BLACKROCK MID CAP GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

BlackRock Mid Cap Growth (the "portfolio") a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. The Annual Report reflects the period from the inception date of the portfolio, which was August 17, 2001.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $(3) and Accumulated net investment income for $ 3 to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

D. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

E. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is

                   AEGON/Transamerica Series Fund, Inc.  264

     BLACKROCK MID CAP GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)


NOTE 2--(CONTINUED)

the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.30 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with BlackRock Advisors, Inc. ("BlackRock") to provide investment services to the portfolio and compensates BlackRock as described in the Fund's Statement of Additional Information.

BlackRock may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or BlackRock. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or BlackRock during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government..........  $ 2,371
  U.S. Government securities...................    3,000

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government..........    1,362
  U.S. Government securities...................    3,000

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                              2001(1)
                                            ------------
Shares issued.............................      103
Shares issued - reinvestment of dividends
  and distributions.......................        0
Shares redeemed...........................        0
                                                ---
Net increase (decrease) in shares
  outstanding.............................      103
                                                ===

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to

                   AEGON/Transamerica Series Fund, Inc.  265

     BLACKROCK MID CAP GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)


NOTE 5--(CONTINUED)

regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
      $ 51         December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis...........................  $ 958
                                                   =====
Unrealized appreciation..........................  $ 104
Unrealized (depreciation)........................    (19)
                                                   -----
Net unrealized appreciation (depreciation).......  $  85
                                                   =====

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc.  266

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of BlackRock Mid Cap Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Mid Cap Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period August 17, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                   AEGON/Transamerica Series Fund, Inc.  267

T. ROWE PRICE DIVIDEND GROWTH

....seeks to provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income.


MARKET ENVIRONMENT

U.S. stocks struggled through most of 2001, weighed down by poor earnings and confidence issues associated with the recession that began in March. To stimulate the economy, the Federal Reserve Board cut interest rates a record eleven times in the past twelve months. Despite the turmoil, the year will always be remembered for the shattering events of September 11th, which appeared to mark a watershed for the markets. After a sharp plunge in the aftermath of the terrorist attacks, stocks rebounded strongly in the last quarter.

Both the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the NASDAQ Composite Index ("NASDAQ") concluded their worst two-year performances in nearly three decades. The S&P 500 lost (11.89)% for the year while the technology-dominated NASDAQ fell (20.79)%. Value stocks outperformed growth over the 12 months. However, growth stocks led the rebound in October and November.

PERFORMANCE

Against this backdrop, for the year ended December 31, 2001, T. Rowe Price Dividend Growth returned (4.17)%, compared with its benchmark the S&P 500 which returned (11.89)% for the same period.

STRATEGY REVIEW

Surprisingly, traditionally defensive holdings such as pharmaceuticals and energy were among the worst performing sectors in the market. Instead, it was our more cyclical holdings, such as retail, industrial and select technology holdings that were among the leaders. In the second half of the year, the portfolio benefited from processing companies including First Data Corporation and Automatic Data Processing, Inc., where earnings held up better than average. Retailers such as Family Dollar Stores, Inc., Target Corporation and The Home Depot, Inc. also performed admirably. Finally, several holdings in the consumer staples area performed well. Diversified medical product companies such as Abbot Laboratories and Johnson & Johnson separated themselves from the pharmaceutical pack and aided results.

Energy was the poorest performer in the second half as Amerada Hess Corporation, Royal Dutch Petroleum Company - NY Registered Shares and Exxon Mobil Corporation all hurt performance. OPEC's uncertain grip on the production levels and record warm temperatures caused a dramatic drop in oil prices and oil company stock prices. September 11th had a direct impact on some market sectors. Industrial conglomerates including General Electric Company and United Technologies Corporation fell over concern that the commercial aerospace business would suffer. In addition, The Walt Disney Company came under severe pressure over fears that the theme park business would experience weakening attendance.

Portfolio changes were driven by a conscious effort to increase the portfolio's economic sensitivity in preparation for a market recovery. In the financials area we added Northern Trust Corporation, a Chicago-based multibank holding company. We also increased our industrial exposure with Tyco International Ltd., and added Nordson Corporation and Dover Corporation. We moved positions around in some defensive areas, selling Comcast Corporation - Class A and Kraft Foods, Inc. - Class A in favor of better opportunities in Walgreen Co., McDonald's Corporation and Koninklijke Ahold NV.

OUTLOOK

We are generally optimistic as we move into 2002. The economy will likely improve, but the degree of recovery remains a question. Because consumer spending remained healthy through the recession, it is unlikely we will receive a large positive kick from this important driver of the economy. On the surface, the market appears expensive, though it is likely that current profits are depressed. We do see reasonable value in many of our favorite sectors, and we will continue to take advantage of the market volatility, buying well-run, dividend-paying companies at reasonable prices and focusing on delivering solid risk-adjusted returns.

/s/ THOMAS J.HUBER

THOMAS J. HUBER
T. Rowe Price Dividend Growth
Portfolio Manager


The views expressed in this commentary on T. Rowe Price Dividend Growth reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

                   AEGON/Transamerica Series Fund, Inc.  268

T. ROWE PRICE DIVIDEND GROWTH

Portfolio changes were driven by a conscious effort to increase the portfolio's economic sensitivity in preparation for a market recovery.

                                                   [T. ROWE PRICE LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Dividend Growth and the Standard and Poor's 500 Composite Stock Index.


[_] T. Rowe Price                $ 9,750

[_] S&P 500                      $ 8,890

Portfolio Average Annual Total Return
As of December 31, 2001

------------------------------------------------------------------------
1 Year               5 Years           10 Years          From Inception*
------------------------------------------------------------------------
(4.17)%                N/A                N/A               (0.95)%


Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.


                                       Portfolio   S&P Index
        Inception 5/3/99                $10,000     $10,000
        Period Ended 12/31/99            $9,260     $11,100
        FYE 12/31/00                    $10,174     $10,090
        FYE 12/31/01                     $9,750      $8,890



(*) INCEPTION

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                        3.14 %
Pfizer Inc.                                           2.78 %
Freddie Mac                                           2.43 %
American Home Products Corporation                    2.34 %
Exxon Mobil Corporation                               2.13 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                       9.80 %
Commercial Banks                                      9.29 %
Petroleum Refining                                    6.55 %
Insurance                                             6.19 %
Telecommunications                                    5.66 %


EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

                   AEGON/Transamerica Series Fund, Inc.  269

     T. ROWE PRICE DIVIDEND GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (96.96 %)

   AMUSEMENT & RECREATION SERVICES (0.88 %)

 Disney (Walt) Company (The)................    21,800    $    452

   APPAREL & ACCESSORY STORES (0.47 %)

 Nordstrom, Inc.............................    11,800         239

   AUTOMOTIVE (0.68 %)

 Honeywell International Inc................    10,200         345

   BEVERAGES (1.56 %)

 PepsiCo, Inc...............................    16,340         796

   BUSINESS SERVICES (3.43 %)

 Equifax Inc................................     6,700         162
 First Data Corporation.....................    10,600         832
 Omnicom Group, Inc.........................     8,500         759

   CHEMICALS & ALLIED PRODUCTS (3.00 %)

 Colgate-Palmolive Company..................     3,700         214
 Dow Chemical Company (The).................     8,500         287
 Ecolab Inc.................................     5,600         225
 Lauder (Estee) Companies Inc. (The) - Class
   A (b)....................................     9,100         292
 Pharmacia Corporation......................    12,075         515

   COMMERCIAL BANKS (9.29 %)

 Bank of New York Company, Inc. (The).......    13,400         547
 Citigroup Inc..............................    31,762       1,602
 Fifth Third Bancorp........................     4,800         294
 FleetBoston Financial Corporation..........    15,900         580
 Mellon Financial Corporation...............    16,480         620
 Northern Trust Corporation.................     5,900         355
 U.S. Bancorp...............................    13,600         285
 Wells Fargo & Company......................    10,690         464

   COMMUNICATION (1.39 %)

 Certegy Inc. (a)...........................     4,750         163
 Viacom, Inc. - Class B (a).................    12,400         547

   COMMUNICATIONS EQUIPMENT (0.52 %)

 Nokia Oyj - ADR............................    10,800         265

   COMPUTER & DATA PROCESSING SERVICES (3.03 %)

 Adobe Systems Incorporated.................     6,900         214
 AOL Time Warner Inc. (a)...................     6,100         196
 Automatic Data Processing, Inc.............     9,200         542
 Microsoft Corporation (a)..................     9,000         596

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)

   COMPUTER & OFFICE EQUIPMENT (1.20 %)

 Cisco Systems, Inc. (a)....................     8,700    $    158
 Compaq Computer Corporation................    23,100         225
 Dell Computer Corporation (a)..............     8,400         228

   DRUG STORES & PROPRIETARY STORES (0.92 %)

 Walgreen Co................................    14,000         471

   ELECTRIC SERVICES (0.67 %)

 TECO Energy, Inc...........................    13,100         344

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.47 %)

 General Electric Company...................    18,750         752

   ELECTRONIC COMPONENTS & ACCESSORIES (3.93 %)

 Celestica Inc. (U.S.) (a) (b)..............     4,700         190
 Jabil Circuit, Inc. (a)....................     9,600         218
 Linear Technology Corporation..............     6,000         234
 Molex Incorporated - Class A...............    13,400         362
 Technitrol, Inc............................     8,400         232
 Texas Instruments Incorporated.............     8,200         230
 Tyco International Ltd.....................     9,200         542

   ENVIRONMENTAL SERVICES (0.90 %)

 Waste Management, Inc......................    14,400         460

   FABRICATED METAL PRODUCTS (0.54 %)

 Gillette Company (The).....................     8,300         277

   FOOD & KINDRED PRODUCTS (1.84 %)

 General Mills, Inc.........................    10,400         541
 McCormick & Company, Incorporated..........     9,500         399

   FOOD STORES (0.59 %)

 Koninklijke Ahold NV.......................    10,300         300

   GAS PRODUCTION & DISTRIBUTION (0.31 %)

 El Paso Corporation........................     3,500         156

   HEALTH SERVICES (0.51 %)

 HCA Inc....................................     6,800         262

   HOLDING & OTHER INVESTMENT OFFICES (4.51 %)

 Archstone-Smith Trust......................    19,100         502
 Cousins Properties Incorporated............    21,390         521
 Duke-Weeks Realty Corporation..............    16,541         402
 Reckson Associates Realty Corp. (b)........    14,220         332
 Vornado Realty Trust.......................    13,200         549

   HOTELS & OTHER LODGING PLACES (1.04 %)

 Starwood Hotels & Resorts Worldwide, Inc...    17,800         531

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  270

     T. ROWE PRICE DIVIDEND GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)

   INDUSTRIAL MACHINERY & EQUIPMENT (3.59 %)
 Applied Materials, Inc. (a)................     4,900    $    196
 Baker Hughes Incorporated..................    12,500         456
 Dover Corporation..........................    10,300         382
 Nordson Corporation........................    11,400         301
 Pall Corporation (b).......................    20,800         500

   INSTRUMENTS & RELATED PRODUCTS (0.40 %)

 Danaher Corporation (b)....................     3,400         205

   INSURANCE (6.19 %)

 ACE Limited................................    12,300         494
 American International Group, Inc..........     8,569         680
 Cigna Corporation..........................     7,600         704
 Mercury General Corporation................     6,800         297
 XL Capital Ltd. - Class A (b)..............    10,800         987

   INSURANCE AGENTS, BROKERS & SERVICE (1.57 %)

 Hartford Financial Services Group, Inc.
   (The)....................................     6,300         396
 Marsh & McLennan Companies, Inc............     3,770         405

   LUMBER & OTHER BUILDING MATERIALS (0.75 %)

 Home Depot, Inc. (The).....................     7,500         383

   LUMBER & WOOD PRODUCTS (1.19 %)

 Masco Corporation..........................    24,800         608

   MANAGEMENT SERVICES (0.42 %)

 Paychex, Inc...............................     6,100         213

   MANUFACTURING INDUSTRIES (0.57 %)

 Hasbro Inc. (b)............................    17,850         290

   MEDICAL INSTRUMENTS & SUPPLIES (0.52 %)

 Teleflex Incorporated......................     5,600         265

   METAL MINING (0.45 %)

 Newmont Mining Corporation (b).............    12,100         231

   OIL & GAS EXTRACTION (0.79 %)

 Diamond Offshore Drilling, Inc.............     8,000         243
 Total Fina Elf SA - ADR (b)................     2,300         162

   PAPER & ALLIED PRODUCTS (0.71 %)

 Kimberly-Clark Corporation.................     6,100         365

   PETROLEUM REFINING (6.55 %)

 Amerada Hess Corporation...................     7,730         483
 BP Amoco PLC - ADR.........................    10,600         493
 ChevronTexaco Corporation..................    10,353         928
 Exxon Mobil Corporation....................    27,716       1,089

                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)

   PETROLEUM REFINING (CONTINUED)

 Royal Dutch Petroleum Company - NY
   Registered Shares........................     7,200    $    353

   PHARMACEUTICALS (9.80 %)

 Abbott Laboratories........................    12,800         714
 Allergan, Inc..............................     1,800         135
 American Home Products Corporation.........    19,500       1,197
 Bristol-Myers Squibb Co....................     7,100         362
 Johnson & Johnson..........................     7,400         437
 Merck & Co., Inc...........................     3,700         218
 Pfizer Inc. ...............................    35,640       1,420
 Schering-Plough Corporation................    14,500         519

   PRINTING & PUBLISHING (1.29 %)

 McGraw-Hill Companies, Inc. (The)..........     9,300         567
 Meredith Corporation.......................     2,600          93

   RAILROADS (1.09 %)

 Union Pacific Corporation..................     9,800         559

   RESTAURANTS (0.41 %)

 McDonald's Corporation.....................     8,000         212

   SECURITY & COMMODITY BROKERS (3.08 %)

 American Express Company...................    10,100         360
 Morgan Stanley Dean Witter & Co............     6,500         364
 Waddell & Reed Financial, Inc. - Class A...    26,410         850

   TELECOMMUNICATIONS (5.66 %)

 ALLTEL Corporation.........................     6,200         383
 SBC Communications Inc.....................    13,400         525
 Sprint Corporation (FON Group).............    22,200         446
 Verizon Communications, Inc................    10,848         515
 Vodafone Group PLC - ADR...................    28,500         732
 WorldCom, Inc. - WorldCom Group (a)........    20,700         291

   TOBACCO PRODUCTS (1.50 %)

 Philip Morris Companies Inc................    16,700         766

   TRANSPORTATION & PUBLIC UTILITIES (0.67 %)

 C.H. Robinson Worldwide, Inc...............     3,800         110
 Expeditors International of Washington,
   Inc......................................     4,100         233

   U.S. GOVERNMENT AGENCIES (3.52 %)

 Fannie Mae.................................     7,000         557
 Freddie Mac................................    19,000       1,243

   VARIETY STORES (3.36 %)

 Family Dollar Stores, Inc..................    27,030         810
 Target Corporation.........................    22,100         907

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  271

     T. ROWE PRICE DIVIDEND GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)


                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                              ---------   --------
COMMON STOCKS (CONTINUED)

 WHOLESALE TRADE NONDURABLE GOODS (0.20 %)

 SYSCO Corporation..........................     3,900    $    102
                                                          --------
 Total Common Stocks
   (cost: $ 48,386)....................................     49,542
                                                          --------
                                              PRINCIPAL    MARKET
                                               AMOUNT      VALUE
                                              ---------   --------
COMMERCIAL PAPER (1.17 %)

 Falcon Asset Securitization
   Corporation - 144A (c)
   1.92 %, due 01/28/2002...................  $    600    $    599
                                                          --------
 Total Commercial Paper
 (cost: $ 599).........................................        599
                                                          --------
 Total Investment Securities (cost: $ 48,985)..........   $ 50,141
                                                          ========

SUMMARY:

 Investments, at market value...............   98.13 %    $ 50,141
 Other assets in excess of liabilities......    1.87 %         958
                                              --------    --------
 Net assets.................................  100.00 %    $ 51,099
                                              ========    ========
                                                            MARKET
                                              PERCENTAGE    VALUE
                                              ----------   --------
INVESTMENTS BY COUNTRY:

 Netherlands................................     0.60 %    $    300
 United States..............................    99.40 %      49,841
                                               --------    --------
 Investments, at market value...............   100.00 %    $ 50,141
                                               ========    ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1E). The market value at December 31, 2001 of all securities on loan is $ 1,999. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  272

     T. ROWE PRICE DIVIDEND GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 48,985
                                                           ========
 Investments in securities, at market value..............  $ 50,141
 Cash....................................................     1,180
 Cash collateral for securities on loan..................     2,057
 Receivables:
   Securities sold.......................................        37
   Interest..............................................         1
   Dividends.............................................        74
   Foreign currency contracts............................         0
   Other.................................................         6
                                                           --------
     Total assets........................................    53,496
                                                           --------
LIABILITIES:
 Securities purchased....................................       292
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        39
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................     2,057
   Foreign currency contracts............................         0
   Other accrued liabilities.............................         9
                                                           --------
     Total liabilities...................................     2,397
                                                           --------
     Net assets..........................................  $ 51,099
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     53
 Additional paid-in capital..............................    50,595
 Accumulated net investment income (loss)................       307
 Accumulated net realized gain (loss) on investment
   securities and foreign currency transactions..........    (1,012)
 Net unrealized appreciation (depreciation) on:
   Investment securities.................................     1,156
   Foreign currency transactions.........................         0
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 51,099
                                                           ========
 Shares outstanding......................................     5,282
                                                           ========
 Net asset value and offering price per share............  $   9.67
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest..................................................  $   46
 Dividends.................................................     596
 Foreign tax withheld......................................      (3)
                                                             ------
     Total investment income...............................     639
                                                             ------
EXPENSES:
 Investment advisory fees..................................     297
 Printing and shareholder reports..........................      16
 Custody fees..............................................      59
 Administrative service fees...............................       4
 Legal fees................................................       1
 Auditing fees.............................................      10
 Directors fees............................................       1
 Registration fees.........................................       0
 Other fees................................................       1
                                                             ------
     Total expenses........................................     389
LESS:
 Advisory fee waiver and expense reimbursement.............      59
                                                             ------
     Net expenses..........................................     330
                                                             ------
 Net investment income (loss)..............................     309
                                                             ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities...................................    (247)
   Foreign currency transactions...........................      (2)
                                                             ------
     Total net realized gain (loss)........................    (249)
                                                             ------
 Change in unrealized appreciation (depreciation) on:
   Investment securities...................................    (478)
   Foreign currency transactions...........................       0
                                                             ------
     Total change in unrealized appreciation
       (depreciation)......................................    (478)
                                                             ------
 Net gain (loss) on investment securities and foreign
   currency transactions...................................    (727)
                                                             ------
     Net increase (decrease) in net assets resulting from
       operations..........................................  $ (418)
                                                             ======

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  273

     T. ROWE PRICE DIVIDEND GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                 DECEMBER 31,
                                                              -------------------
                                                                2001       2000
                                                              --------   --------
OPERATIONS:
 Net investment income (loss)...............................  $    309   $    149
 Net realized gain (loss) on investment securities and
   foreign currency transactions............................      (249)      (504)
 Change in unrealized appreciation (depreciation) on
   investment securities and foreign currency
   transactions.............................................      (478)     1,812
                                                              --------   --------
 Net increase (decrease) in net assets resulting from
   operations...............................................      (418)     1,457
                                                              --------   --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................      (147)       (58)
 In excess of net investment income.........................         0          0
 Net realized gains.........................................         0          0
 In excess of net realized gains............................         0          0
                                                              --------   --------
   Total distributions......................................      (147)       (58)
                                                              --------   --------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................    43,406     13,168
 Dividends and distributions reinvested.....................       147         58
 Cost of shares redeemed....................................    (9,526)    (5,718)
                                                              --------   --------
   Increase (decrease) in net assets from capital share
     transactions...........................................    34,027      7,508
                                                              --------   --------
 Net increase (decrease) in net assets......................    33,462      8,907
NET ASSETS:
 Beginning of year..........................................    17,637      8,730
                                                              --------   --------
 End of year................................................  $ 51,099   $ 17,637
                                                              ========   ========
 Accumulated net investment income..........................  $    307   $    147
                                                              ========   ========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                       DECEMBER 31,
                                                              ------------------------------
                                                                2001       2000     1999(1)
                                                              --------   --------   --------
Net asset value, beginning of year..........................  $  10.13   $   9.26   $  10.00
                                                              --------   --------   --------
 Income from operations:
   Net investment income (loss).............................      0.09       0.11       0.11
   Net realized and unrealized gain (loss) on investments...     (0.51)      0.80      (0.85)
                                                              --------   --------   --------
     Net income (loss) from operations......................     (0.42)      0.91      (0.74)
                                                              --------   --------   --------
 Distributions:
   Dividends from net investment income.....................     (0.04)     (0.04)      0.00
   Dividends in excess of net investment income.............      0.00       0.00       0.00
   Distributions from net realized gains on investments.....      0.00       0.00       0.00
   Distributions in excess of net realized gains on
     investments............................................      0.00       0.00       0.00
                                                              --------   --------   --------
     Total distributions....................................     (0.04)     (0.04)      0.00
                                                              --------   --------   --------
Net asset value, end of year................................  $   9.67   $  10.13   $   9.26
                                                              ========   ========   ========
Total return................................................   (4.17)%     9.87 %    (7.40)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 51,099   $ 17,637   $  8,730
   Ratio of total expenses to average net assets............    1.18 %     1.45 %     2.35 %
   Ratio of net expenses to average net assets..............    1.00 %     1.00 %     1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................    0.94 %     1.19 %     1.75 %
   Portfolio turnover rate..................................   32.18 %    78.20 %    43.76 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  274

     T. ROWE PRICE DIVIDEND GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Dividend Growth (the "portfolio", formerly known as WRL T. Rowe Price Dividend Growth) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 3, 1999.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2001.

E. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 2 is included in interest income.

                   AEGON/Transamerica Series Fund, Inc.  275

     T. ROWE PRICE DIVIDEND GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)


NOTE 1--(CONTINUED)

F. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ (2) and Accumulated net realized gain (loss) for $ 2 are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

G. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

H. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.90 %         1.00 %

AEGON/Transamerica Advisers receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. ("T. Rowe") to provide investment services to the portfolio and compensates T. Rowe as described in the Fund's Statement of Additional Information.

T. Rowe may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or T. Rowe. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/ Transamerica Advisers or T. Rowe during the year ended December 31, 2001.

                   AEGON/Transamerica Series Fund, Inc.  276

     T. ROWE PRICE DIVIDEND GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)


NOTE 2--(CONTINUED)

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 42,442
  U.S. Government securities..................     2,883

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    10,167
  U.S. Government securities..................     1,793

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                           --------------
                                            2001    2000
                                           ------   -----
Shares issued............................   4,536   1,404
Shares issued - reinvestment of dividends
  and distributions......................      15       6
Shares redeemed..........................  (1,011)   (611)
                                           ------   -----
Net increase (decrease) in shares
  outstanding............................   3,540     799
                                           ======   =====

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net foreign currency losses incurred in the two month period prior to December 31, 2001 of $ 1 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the periods listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
     $  63         December 31, 2007
       336         December 31, 2008
       109         December 31, 2009
     -----
     $ 508
     =====

                   AEGON/Transamerica Series Fund, Inc.  277

     T. ROWE PRICE DIVIDEND GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 5--(CONTINUED)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 49,488
                                                ========
Unrealized appreciation.......................  $  2,652
Unrealized (depreciation).....................    (1,999)
                                                --------
Net unrealized appreciation (depreciation)....  $    653
                                                ========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).

                   AEGON/Transamerica Series Fund, Inc.  278

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Dividend Growth (previously WRL T. Rowe Price Dividend Growth) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                   AEGON/Transamerica Series Fund, Inc.  279

TRANSAMERICA VALUE BALANCED

....seeks preservation of capital and competitive investment returns.


MARKET ENVIRONMENT

There is just no way around it - 2001 was a poor year for equity investors. Stock market indexes showed negative results across the board. Most investors would like to place the entire blame for 2001's weak results on the horrific terrorist attacks on September 11th. However, the real culprit has been a slowing economy. The Federal Reserve Board ("Fed") made eleven rate cuts during this past year, moving aggressively to stimulate demand by increasing the money supply. The magnitude of the Fed's actions has many believing the recession will be short-lived and shallow. Logically, the equity markets began incorporating some improvement in the economic outlook during the fourth quarter. In fact, the stock market has recouped the "crisis-losses" created by the terrorist attacks. To move to new highs however, the market must be convinced that U.S. productivity can move to levels experienced before the Internet meltdown for a sustainable period - no small challenge.

PERFORMANCE

Given the market environment, it's gratifying to report that for the year ended December 31, 2001, Transamerica Value Balanced returned 2.16%. By comparison, the Russell 1000 Value Index returned (5.59)%, the Lehman Brothers Intermediate U.S. Government/Credit Index returned 8.96% and the Standard and Poor's 500 Composite Stock Index returned (11.89)% for the same period.

STRATEGY REVIEW

The foremost objective of the portfolio is to provide preservation of capital. The portfolio has clearly accomplished this during the bear market of 2000 and 2001. Although additional downside risks remain, we believe the additional goal of achieving competitive investment returns becomes more meaningful in our portfolio management decisions. To enhance returns we have been incrementally increasing exposure to stocks. However, we remain very disciplined as to the prices we are willing to pay for the companies we want to own. The portfolio additions represent various industry sectors, including Cox Communications, Inc. - Class A in the media/cable sector, The St. Paul Companies, Inc. in the insurance sector, FedEx Corporation in the transportation sector, Schering-Plough Corporation in the health care sector, and Cooper Industries, Inc. in the industrial/multi sector.

The largest industry sector remains the financial services sector, which has performed better than average but has been held back by disappointing results from J.P. Morgan Chase & Co. and to a lesser extent FleetBoston Financial Corporation.

We continue to build our telecommunications position, although to date results have been mixed. Our decision to remain underweighted in technology and producer durable good has proven to be prudent as both industries experienced meaningful downside during the past twelve months.

OUTLOOK

Clearly, assessing the U.S. economic outlook will be crucial to investment decisions during the next year. The events of September 11th had a profound impact on U.S. consumers. Likewise, the resulting increased fixed costs for insurance premiums, air safety "tariffs", mail safety, etc., will certainly reduce marginal profitability for U.S. and global business. Countering these meaningful negatives to a great extent are an extremely accommodative Fed and an improving energy picture.

The Fed's actions will stimulate demand, as seen by the ever-resilient U.S. consumer. However, the over-capacity built up over the past decade in telecommunications, computers, automotive and various manufacturing sectors will take some time to adjust.

Prudence would therefore dictate that patience and discipline guide our portfolio actions. By being very price disciplined in our purchases and sales, our portfolio can participate in market opportunities without sacrificing our primary objective of capital preservation.

/s/ John Riazzi                                               /s/ Gary U. Rolle
-----------------                                            ------------------
JOHN C. RIAZZI                                                   GARY U. ROLLE

                           Transamerica Value Balanced
                               Portfolio Managers

Prior to August, 2001, Transamerica Value Balanced was previously named Dean Asset Allocation and managed by Dean Investment Associates.

The views expressed in this commentary on Transamerica Value Balanced reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

                   AEGON/Transamerica Series Fund, Inc.  280

TRANSAMERICA VALUE BALANCED

Prudence would therefore dictate that patience and discipline guide our portfolio actions.

                                       [TRANSAMERICA INVESTMENT MANAGEMENT LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Transamerica Value Balanced, the Russell 1000 Value Index, and the Lehman Brothers Intermediate U.S. Government/Credit Index.

[_] Transamerica
    Value Balanced                  $ 19,655

[_] Russell 1000 Value              $ 28,531

[_] LB Inter. Gov't./Credit         $ 16,908

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year          5 Years           10 Years          From Inception
--------------------------------------------------------------------------------
  2.16 %          7.43 %            N/A               10.16 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index (LB) over the same time frame.

                                                      Russell
                                         Portfolio   1000 Value   LB Index
           Inception 1/3/95               $10,000      $10,000     $10,000
           Period Ended 12/31/95          $12,009      $13,836     $11,533
           FYE 12/31/96                   $13,741      $16,830     $12,000
           FYE 12/31/97                   $16,020      $22,751     $12,944
           FYE 12/31/98                   $17,354      $26,307     $14,037
           FYE 12/31/99                   $16,375      $28,240     $14,092
           FYE 12/31/00                   $19,249      $30,220     $15,518
           FYE 12/31/01                   $19,665      $28,531     $16,908

 * Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
New Plan Excel Realty Trust, Inc. 7.40%, due 09/15/09          4.60%
FleetBoston Financial Corporation                              4.01%
Washington Mutual, Inc.                                        3.65%
Bank of America Corporation 7.40%, due 01/15/11                3.42%
Avista Corporation 5.99%, due 12/10/07                         3.36%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                              16.49%
Telecommunications                                            11.75%
Holding & Other Investment Offices                             6.52%
Petroleum Refining                                             4.16%
Electronic Components & Accessories                            3.91%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

FIXED INCOME MATRIX
SHORT TERM: Average duration of 3.5 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

                   AEGON/Transamerica Series Fund, Inc.  281

     TRANSAMERICA VALUE BALANCED

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AND CONTRACT AMOUNTS IN THOUSANDS)

                                              PRINCIPAL    MARKET
                                               AMOUNT       VALUE
                                              ---------   ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.74 %)
 Fannie Mae
   5.75 %, due 02/15/2008...................  $  4,000    $   4,097
                                                          ---------
 Total U.S. Government Agency Obligations
 (cost: $ 4,008).......................................       4,097
                                                          ---------

CORPORATE DEBT SECURITIES (20.13 %)

   COMMERCIAL BANKS (7.67 %)

 Bank of America Corporation
   7.40 %, due 01/15/2011...................     7,500        8,042
 First Union Corporation
   6.82 %, due 08/01/2026...................     3,000        3,179
 First Union Corporation - Florida
   6.18 %, due 02/15/2036...................     3,000        3,061
 First Union Corporation - North Carolina
   6.18 %, due 02/15/2036...................     3,710        3,785

   ELECTRIC, GAS & SANITARY SERVICES (3.36 %)

 Avista Corporation
   5.99 %, due 12/10/2007...................     9,000        7,900

   HOLDING & OTHER INVESTMENT OFFICES (4.60 %)

 New Plan Excel Realty Trust, Inc.
   7.40 %, due 09/15/2009...................    11,000       10,833

   PERSONAL CREDIT INSTITUTIONS (1.88 %)

 Commercial Credit Company
   6.63 %, due 06/01/2015...................     4,250        4,273
 Household Finance Corporation
   6.00 %, due 05/01/2004...................       150          156

   RADIO & TELEVISION BROADCASTING (2.18 %)

 Cox Radio, Inc.
   6.38 %, due 05/15/2005...................     5,000        5,128

   TELECOMMUNICATIONS (0.44 %)

 WorldCom, Inc.
   7.13 %, due 06/15/2027...................     1,000        1,030
                                                          ---------
 Total Corporate Debt Securities
 (cost: $ 47,367)......................................      47,387
                                                          ---------
                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
COMMON STOCKS (68.17 %)

   AIR TRANSPORTATION (2.76 %)

 FedEx Corporation (a)......................   125,000    $   6,485

   AMUSEMENT & RECREATION SERVICES (2.52 %)

 Disney (Walt) Company (The)................   286,100        5,928

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
COMMON STOCKS (CONTINUED)

   AUTOMOTIVE (1.05 %)

 DaimlerChrysler Corporation (b)............     2,500    $     104
 Ford Motor Company.........................   150,000        2,358

   CHEMICALS & ALLIED PRODUCTS (1.81 %)

 du Pont (E.I.) de Nemours and Company......   100,000        4,251

   COMMERCIAL BANKS (8.82 %)

 Bank of America Corporation................    40,000        2,518
 BB&T Corporation...........................    80,000        2,889
 FleetBoston Financial Corporation..........   258,840        9,447
 Morgan Chase & Co. (J.P.)..................   162,500        5,907

   COMMUNICATION (3.03 %)

 Cox Communications, Inc. - Class A (a)
   (b)......................................   170,000        7,125

   COMPUTER & DATA PROCESSING SERVICES (0.73 %)

 Computer Associates International, Inc. ...    50,000        1,725

   COMPUTER & OFFICE EQUIPMENT (2.05 %)

 Compaq Computer Corporation (b)............   495,000        4,831

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.85 %)

 Cooper Industries, Inc. ...................    57,500        2,008

   ELECTRONIC COMPONENTS & ACCESSORIES (3.91 %)

 Intel Corporation..........................   180,000        5,661
 Tyco International Ltd. ...................    60,000        3,534

   GAS PRODUCTION & DISTRIBUTION (1.65 %)

 Keyspan Corporation........................   112,000        3,881

   HOLDING & OTHER INVESTMENT OFFICES (1.92 %)

 Host Marriott Corporation (b)..............   300,000        2,700
 RFS Hotel Investors, Inc. .................   160,000        1,821

   INSTRUMENTS & RELATED PRODUCTS (1.66 %)

 Raytheon Company (b).......................   120,000        3,896

   INSURANCE (2.71 %)

 Ambac Financial Group, Inc. ...............    42,500        2,459
 St. Paul Companies, Inc. (The).............    89,300        3,927

   LIFE INSURANCE (0.88 %)

 John Hancock Financial Services, Inc. .....    50,000        2,065

   LUMBER & WOOD PRODUCTS (0.75 %)

 Louisiana-Pacific Corporation..............   210,000        1,772

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  282

     TRANSAMERICA VALUE BALANCED

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AND CONTRACT AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
 COMMON STOCKS (CONTINUED)

   OIL & GAS EXTRACTION (2.73 %)

 Devon Energy Corporation (b)...............    60,000    $   2,319
 Diamond Offshore Drilling, Inc. (b)........   135,000        4,104

   PETROLEUM REFINING (4.16 %)

 ChevronTexaco Corporation..................    34,650        3,105
 Conoco Inc. ...............................    70,000        1,981
 Exxon Mobil Corporation....................   120,000        4,716

   PHARMACEUTICALS (1.25 %)

 Merck & Co., Inc. .........................    30,000        1,764
 Schering-Plough Corporation................    32,700        1,171

   PRIMARY METAL INDUSTRIES (0.45 %)

 Alcoa Inc. ................................    30,000        1,067

   SAVINGS INSTITUTIONS (3.65 %)

 Washington Mutual, Inc. (b)................   262,500        8,583

   SECURITY & COMMODITY BROKERS (3.39 %)

 Alliance Capital Management Holding L.P. ..    64,400        3,112
 T. Rowe Price Group, Inc. .................   140,000        4,862

   TELECOMMUNICATIONS (11.31 %)

 ALLTEL Corporation.........................    50,000        3,087
 AT&T Wireless Services, Inc. (a) (b).......   310,000        4,455
 Sprint Corporation (FON Group).............   353,500        7,098
 Verizon Communications, Inc. ..............   110,000        5,221
 WorldCom, Inc. - MCI Group (b).............    17,400          221
 WorldCom, Inc. - WorldCom Group (a)........   465,000        6,547

   TOBACCO PRODUCTS (2.44 %)

 Philip Morris Companies Inc. ..............   125,000        5,731

   U.S. GOVERNMENT AGENCIES (1.69 %)

 Fannie Mae.................................    50,000        3,975
                                                          ---------
 Total Common Stocks
 (cost: $ 166,077).....................................     160,411
                                                          ---------
 Total Investment Securities
 (cost: $ 217,452).....................................   $ 211,895
                                                          =========
                                              NUMBER OF    MARKET
                                              CONTRACTS     VALUE
                                              ---------   ---------
WRITTEN OPTIONS (-1.70 %)

   COVERED CALL OPTIONS (-0.59 %)

 ALLTEL Corporation
   Call Strike $ 65.00,
   Expires 04/20/2002.......................       150    $     (29)
 Ambac Financial Group, Inc.
   Call Strike $ 60.00,
   Expires 02/16/2002.......................       400          (60)
 Compaq Computer Corporation
   Call Strike $ 15.00,
   Expires 07/20/2002.......................     2,000          (70)
 Computer Associates International, Inc.
   Call Strike $ 35.00,
   Expires 02/16/2002.......................       500         (100)
 FedEx Corporation
   Call Strike $ 40.00,
   Expires 01/19/2002.......................       500         (579)
 FedEx Corporation
   Call Strike $ 50.00,
   Expires 04/20/2002.......................       250         (123)
 Ford Motor Company
   Call Strike $ 17.50,
   Expires 03/16/2002.......................     1,000          (45)
 Philip Morris Companies Inc.
   Call Strike $ 55.00,
   Expires 01/19/2002.......................       425           (2)
 Raytheon Company
   Call Strike $ 35.00,
   Expires 02/16/2002.......................       850          (43)
 Raytheon Company
   Call Strike $ 40.00,
   Expires 02/16/2002.......................       350           (2)
 Tyco International Ltd.
   Call Strike $ 55.00,
   Expires 04/20/2002.......................       500         (334)

   PUT OPTIONS (-1.11 %)

 Alcoa Inc.
   Puts Strike $ 27.50,
   Expires 04/20/2002.......................       350          (18)
 Bank of America Corporation
   Puts Strike $ 50.00,
   Expires 01/19/2002.......................       400           (4)
 Bristol-Myers Squibb Co.
   Puts Strike $ 45.00,
   Expires 01/18/2003.......................       600         (192)
 Conseco, Inc.
   Puts Strike $ 5.00,
   Expires 02/16/2002.......................     2,797         (293)
 DaimlerChrysler AG
   Puts Strike $ 45.00,
   Expires 01/19/2002.......................       875         (306)
 Disney (Walt) Company (The)
   Puts Strike $ 17.50,
   Expires 01/18/2003.......................     1,200         (192)

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  283

     TRANSAMERICA VALUE BALANCED

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AND CONTRACT AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                              CONTRACTS     VALUE
                                              ---------   ---------
WRITTEN OPTIONS (CONTINUED)

   PUT OPTIONS (CONTINUED)

 Fannie Mae
   Puts Strike $ 75.00,
   Expires 03/16/2002.......................       500    $     (88)
 FleetBoston Financial Corporation
   Puts Strike $ 30.00,
   Expires 04/20/2002.......................     1,000          (70)
 Hewlett-Packard Company
   Puts Strike $ 20.00,
   Expires 05/18/2002.......................     1,300         (260)
 Host Marriott Corporation
   Puts Strike $ 5.00,
   Expires 04/20/2002.......................     3,000          (75)
 Intel Corporation
   Puts Strike $ 25.00,
   Expires 01/19/2002.......................       700           (7)
 Intel Corporation
   Puts Strike $ 20.00,
   Expires 01/18/2003.......................     1,000         (125)
 Intel Corporation
   Puts Strike $ 20.00,
   Expires 04/20/2002.......................       500          (10)
 International Paper Company
   Puts Strike $ 32.50,
   Expires 04/20/2002.......................       700          (25)
 Jefferies Group, Inc.
   Puts Strike $ 30.00,
   Expires 04/20/2002.......................     1,300          (26)
 John Hancock Financial Services, Inc.
   Puts Strike $ 35.00,
   Expires 03/16/2002.......................       500          (15)
 Merck & Co., Inc.
   Puts Strike $ 75.00,
   Expires 01/19/2002.......................       250         (387)
 Microsoft Corporation
   Puts Strike $ 50.00,
   Expires 04/20/2002.......................       700          (49)
 Microsoft Corporation
   Puts Strike $ 45.00,
   Expires 01/18/2003.......................       600         (120)

                                              NUMBER OF    MARKET
                                              CONTRACTS     VALUE
                                              ---------   ---------
WRITTEN OPTIONS (CONTINUED)

   PUT OPTIONS (CONTINUED)

 NIKE, Inc.
   Puts Strike $ 40.00,
   Expires 01/19/2002.......................       750    $      (8)
 Schering-Plough Corporation
   Puts Strike $ 30.00,
   Expires 01/19/2002.......................       600          (12)
 Sprint Corporation (FON Group)
   Puts Strike $ 15.00,
   Expires 01/17/2004.......................     1,300         (208)
 Verizon Communications, Inc.
   Puts Strike $ 40.00,
   Expires 01/18/2003.......................       400          (94)
 Washington Mutual, Inc.
   Puts Strike $ 30.00,
   Expires 01/19/2002.......................     1,000          (20)
                                                          ---------
 Total Written Options
 (premium: $ 6,465)....................................   $  (3,991)
                                                          =========

SUMMARY:

 Investments, at market value...............   90.04 %    $ 211,895
 Written options............................   (1.70)%       (3,991)
 Other assets in excess of liabilities......   11.66 %       27,451
                                              ---------   ---------
 Net assets.................................  100.00 %    $ 235,355
                                              =========   =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1D). The market value at December 31, 2001 of all securities on loan is $ 26,208. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  284

     TRANSAMERICA VALUE BALANCED

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 217,452
                                                           =========
 Investments in securities, at market value..............  $ 211,895
 Cash....................................................     33,586
 Cash collateral for securities on loan..................     27,516
 Receivables:
   Securities sold.......................................          0
   Interest..............................................      1,058
   Dividends.............................................        288
   Other.................................................         44
                                                           ---------
     Total assets........................................    274,387
                                                           ---------
LIABILITIES:
 Securities purchased....................................      7,285
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        150
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................     27,516
   Written options, at market value......................      3,991
   Other accrued liabilities.............................         90
                                                           ---------
     Total liabilities...................................     39,032
                                                           ---------
       Net assets........................................  $ 235,355
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................     75,000
                                                           =========
 Capital stock ($ .01 par value).........................   $    177
 Additional paid-in capital..............................    220,986
 Accumulated net investment income (loss)................      9,188
 Accumulated net realized gain (loss) on investment
   securities and option contracts.......................      8,087
 Net unrealized appreciation (depreciation) on:
   Investment securities.................................     (5,557)
   Option contracts......................................      2,474
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 235,355
                                                           =========
 Shares outstanding......................................     17,715
                                                           =========
 Net asset value and offering price per share............  $   13.29
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $   4,740
 Dividends...............................................      3,863
 Foreign tax withheld....................................          0
                                                           ---------
     Total investment income.............................      8,603
                                                           ---------
EXPENSES:
 Investment advisory fees................................      1,874
 Printing and shareholder reports........................        137
 Custody fees............................................         48
 Administrative service fees.............................         37
 Legal fees..............................................         11
 Auditing fees...........................................         11
 Directors fees..........................................          7
 Registration fees.......................................          0
 Other fees..............................................          8
                                                           ---------
     Total expenses......................................      2,133
                                                           ---------
   Net investment income (loss)..........................      6,470
                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
   Investment securities.................................      7,408
   Option contracts......................................      3,886
                                                           ---------
     Total net realized gain (loss)......................     11,294
                                                           ---------
 Change in unrealized appreciation (depreciation) on:
   Investment securities.................................    (17,886)
   Option contracts......................................      3,276
                                                           ---------
     Total change in unrealized appreciation
       (depreciation)....................................    (14,610)
                                                           ---------
 Net gain (loss) on investment securities and
   option contracts......................................     (3,316)
                                                           ---------
     Net increase (decrease) in net assets resulting from
       operations........................................  $   3,154
                                                           =========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  285

     TRANSAMERICA VALUE BALANCED

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $   6,470   $   7,286
 Net realized gain (loss) on investment securities and
   option contracts.........................................     11,294      10,375
 Change in unrealized appreciation (depreciation) on
   investment securities and option contracts...............    (14,610)     15,556
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................      3,154      33,217
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................     (3,470)     (8,664)
 In excess of net investment income.........................          0           0
 Net realized gains.........................................        (16)     (7,600)
 In excess of net realized gains............................          0           0
                                                              ---------   ---------
   Total distributions......................................     (3,486)    (16,264)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     60,227       8,830
 Dividends and distributions reinvested.....................      3,486      16,264
 Cost of shares redeemed....................................    (43,701)    (88,079)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................     20,012     (62,985)
                                                              ---------   ---------
 Net increase (decrease) in net assets......................     19,680     (46,032)
NET ASSETS:
 Beginning of year..........................................    215,675     261,707
                                                              ---------   ---------
 End of year................................................  $ 235,355   $ 215,675
                                                              =========   =========
 Accumulated net investment income..........................  $   9,188   $   3,475
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
For the year ended

                                                                                    DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year..........................  $   13.19   $   12.13   $   13.35   $   13.61   $   12.61
                                                              ---------   ---------   ---------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................       0.36        0.43        0.39        0.41        0.36
   Net realized and unrealized gain (loss) on investments...      (0.07)       1.68       (1.14)       0.71        1.72
                                                              ---------   ---------   ---------   ---------   ---------
     Net income (loss) from operations......................       0.29        2.11       (0.75)       1.12        2.08
                                                              ---------   ---------   ---------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................      (0.19)      (0.55)      (0.41)      (0.39)      (0.33)
   Dividends in excess of net investment income.............       0.00        0.00        0.00        0.00       (0.19)
   Distributions from net realized gains on investments.....       0.00       (0.50)      (0.04)      (0.99)      (0.56)
   Distributions in excess of net realized gains on
     investments............................................       0.00        0.00       (0.02)       0.00        0.00
                                                              ---------   ---------   ---------   ---------   ---------
     Total distributions....................................      (0.19)      (1.05)      (0.47)      (1.38)      (1.08)
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, end of year................................  $   13.29   $   13.19   $   12.13   $   13.35   $   13.61
                                                              =========   =========   =========   =========   =========
Total return................................................     2.16 %     17.55 %     (5.64)%      8.33 %     16.59 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 235,355   $ 215,675   $ 261,707   $ 365,738   $ 302,745
   Ratio of expenses to average net assets..................     0.89 %      0.87 %      0.87 %      0.86 %      0.87 %
   Ratio of net investment income (loss) to average net
     assets.................................................     2.70 %      3.42 %      2.99 %      2.93 %      2.65 %
   Portfolio turnover rate..................................    53.75 %     19.57 %     88.78 %     76.62 %     63.76 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  286

     TRANSAMERICA VALUE BALANCED

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Value Balanced, (the "portfolio", formerly known as Dean Asset Allocation) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, but resulted in a $ 7 reduction in the cost of securities and a corresponding $ 7 increase in net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

C. OPTIONS CONTRACTS

The portfolio is authorized to enter into options contracts to manage exposure to market fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The underlying face amounts at value of written option contracts at December 31, 2001, are included in the Schedule of Investments.

Transactions in written options are as follows:

                                    CONTRACTS*   PREMIUM
                                    ----------   --------
Balance at 12/31/00...............    15,331     $  3,737
Written...........................    45,147       10,230
Exercised.........................   (15,394)      (3,598)
Expired...........................   (15,337)      (3,803)
Sold..............................      (500)        (101)
                                     -------     --------
Balance as of 12/31/01............    29,247     $  6,465
                                     =======     ========

---------------

* Contracts not in thousands

D. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 31 is included in interest income

E. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under


                    AEGON/Transamerica Series Fund, Inc. 287

     TRANSAMERICA VALUE BALANCED

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ 2,713 and Accumulated net realized gain (loss) for $ (2,713) are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications.

The revised Audit and Accounting Guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

F. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 2,689 of short-term capital gains are included in distributions of net investment income.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

G. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/ Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/ Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.75 %         1.00 %

On August 24, 2001, the advisory fee for the portfolio was reduced from .80 % to ..75 % of average daily net assets. The effective advisory fee for the period of January 1 through December 31, 2001, was 0.78 %.

B. SUB-ADVISERS

On August 24, 2001, AEGON/Transamerica Advisers entered into a interim sub-advisory agreement with Transamerica Investment Management, LLC ("Transamerica") to provide investment services to the portfolio and compensates Transamerica as described in the Fund's Statement of Additional Information. In a Special Meeting held on December 14, 2001, shareholders approved a new sub-advisory agreement between AEGON/ Transamerica Advisers and Transamerica. Transamerica is an indirect wholly owned subsidiary of AEGON NV.

Transamerica may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Transamerica. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Transamerica during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based


                    AEGON/Transamerica Series Fund, Inc. 288

     TRANSAMERICA VALUE BALANCED

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 5. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.
NOTE 3-- SECURITIES TRANSACTIONS
Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government........  $ 133,017
  U.S. Government securities.................      7,886

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government........     95,855
  U.S. Government securities.................     18,815

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                          DECEMBER 31,
                                        ----------------
                                         2001      2000
                                        ------    ------
Shares issued.........................   4,458       687
Shares issued - reinvestment of
  dividends and distributions.........     257     1,230
Shares redeemed.......................  (3,354)   (7,137)
                                        ------    ------
Net increase (decrease) in shares
  outstanding.........................   1,361    (5,220)
                                        ======    ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 107 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................  $ 217,446
                                               =========
Unrealized appreciation......................  $  10,779
Unrealized (depreciation)....................    (16,330)
                                               ---------
Net unrealized appreciation (depreciation)...  $  (5,551)
                                               =========


                    AEGON/Transamerica Series Fund, Inc. 289

     TRANSAMERICA VALUE BALANCED

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less fees paid indirectly.


                    AEGON/Transamerica Series Fund, Inc. 290

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Transamerica Value Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Value Balanced (previously WRL Dean Asset Allocation) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                    AEGON/Transamerica Series Fund, Inc. 291

LKCM STRATEGIC TOTAL RETURN

....seeks current income, long-term growth of income, and capital appreciation.

MARKET ENVIRONMENT

2001 was difficult for the equity markets, marking the first two-year decline posted by most major stock indexes in almost 25 years. Despite a series of interest rate cuts by the Federal Reserve Board, equity markets were dragged down by a combination of weak corporate profits, declining capital expenditures and deteriorating consumer confidence. Only two of the Standard and Poor's 500 Composite Stock Index ("S&P 500") eleven economic sectors were up for the year, an illustration of the breadth of the decline. In contrast, fixed-income markets generally rose in 2001.

PERFORMANCE

Despite the challenging investment environment, LKCM Strategic Total Return fulfilled its mission of helping insulate investors against significant downside risk. Excellent stock selection, coupled with an emphasis on high-quality bonds, drove both the equity and fixed-income portions of the portfolio to outperform one of its benchmarks. For the year ended December 31, 2001, LKCM Strategic Total Return returned (2.18)%. By comparison its benchmarks, the S&P 500 returned (11.89)% and the Lehman Brothers Intermediate U.S. Government/Credit Index returned 8.96% for the same period.

STRATEGY REVIEW

In addition to sound individual security selection, the relatively strong performance was a direct result of the portfolio's construction and LKCM Strategic Total Return's investment philosophy. Our discipline focuses on diversification across asset classes, size and style. At year-end, the portfolio comprised 66% equities, 3% convertible securities, 29% fixed-income securities and 2% short-term obligations. Although the individual securities making up these allocations may change over time, the overall asset mix of the portfolio should remain relatively stable, with fixed-income securities continuing to provide current income and a cushion against volatility. The portfolio emphasized companies with a demonstrated ability to grow earnings regardless of the economic environment, and selective investments in areas like healthcare and financial services enhanced portfolio returns. Specifically, two outstanding investments in these areas during the year were Tenet Healthcare Corporation and H&R Block, Inc. We also took advantage of improved valuations late in the year to selectively add to positions in established, well-positioned technology companies such as Dell Computer Corporation. Finally, minimizing exposure to companies that are financially challenged during an economic slowdown proved beneficial. We continue to focus on names consistent with Luther King Capital Management's long-standing emphasis on fundamentally strong companies with competitive advantages and solid balance sheets. This is especially important during the current volatile market environment, in which stocks with stable earnings and consistent cash flow generation have performed well.

OUTLOOK

Although there are many unresolved issues in both the overall economy and the financial markets, we continue to feel that the long-term outlook for U.S. financial markets is positive. Inflation is contained, interest rates are low, and equity valuations have improved. The U.S. economy has a history of incredible resiliency, and has demonstrated a tremendous ability to recover from difficult times in the past. In recent weeks we have seen nascent signs of economic improvement, and we are confident that our economy and capital markets will continue to provide opportunities for long term investors. LKCM Strategic Total Return remains well positioned for the current environment, given its diversification, quality of companies owned and the rigorous fundamental research underlying each holding.

/s/ Luther King                                             /s/ Scot C. Hollmann
----------------                                            --------------------
LUTHER KING, JR.                                              SCOT C. HOLLMANN
                           LKCM Strategic Total Return
                               Portfolio Managers

The views expressed in this commentary on LKCM Strategic Total Return reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  292

LKCM STRATEGIC TOTAL RETURN

The portfolio emphasized companies with a demonstrated ability to grow earnings regardless of the economic environment.

                                                                     [LKCM LOGO]

Comparison of change in value of Total $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. LKCM Strategic Return, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate U.S. Government/Credit Line.

[_] LKCM Strategic Total Return     $ 22,809

[_] S&P 500                         $ 30,686

[_] LB Inter. Gov't./Credit         $ 18,269

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year          5 Years           10 Years          From Inception
--------------------------------------------------------------------------------
  (2.18)%         7.10 %            N/A               9.78 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite
Stock Index (S&P) and Lehman Brothers Intermediate U.S. Government/Credit Index (LB) over the same time frame.

                                       Portfolio        S&P Index    LB Index
           Inception 3/1/93               $10,000       $10,000      $10,000
           Period Ended 12/31/93          $11,349       $10,770      $10,490
           FYE 12/31/94                   $11,288       $10,912      $10,805
           FYE 12/31/95                   $14,072       $15,012      $12,461
           FYE 12/31/96                   $16,182       $18,459      $12,966
           FYE 12/31/97                   $19,718       $24,618      $13,986
           FYE 12/31/98                   $21,619       $31,654      $15,167
           FYE 12/31/99                   $24,228       $38,314      $15,226
           FYE 12/31/00                   $23,317       $34,827      $16,767
           FYE 12/31/01                   $22,809       $30,686      $18,269

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
CBS Corporation 7.15%, due 05/20/05             3.07%
General Electric Company                        2.77%
Tyco International Ltd.                         2.32%
ALLTEL Corporation                              2.28%
ALLTEL Corporation 7.25%, due 04/01/04          2.21%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                               12.42%
Telecommunications                             10.94%
Computer & Office Equipment                     6.20%
Electronic Components & Accessories             5.40%
Oil & Gas Extraction                            4.84%

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

Medium Quality: Average credit rating of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  293

     LKCM STRATEGIC TOTAL RETURN

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              PRINCIPAL    MARKET
                                               AMOUNT       VALUE
                                              ---------    ------
CORPORATE DEBT SECURITIES (29.39 %)

   CHEMICALS & ALLIED PRODUCTS (0.82 %)

 Aristech Chemical Corporation
   6.88 %, due 11/15/2006...................  $  3,650    $   3,718

   COMMERCIAL BANKS (3.65 %)

 First Bank Minnesota
   6.88 %, due 04/01/2006...................     5,000        5,247
 First Union Corporation
   7.25 %, due 02/15/2003...................     2,600        2,712
 Mellon Bank, NA
   6.50 %, due 08/01/2005...................     5,500        5,811
 Morgan Chase & Co. (J.P.)
   7.63 %, due 09/15/2004...................     2,510        2,718

   COMMUNICATION (2.21 %)

 Continental Cablevision, Inc.
   8.88 %, due 09/15/2005...................     9,000        9,963

   ELECTRIC SERVICES (0.90 %)

 Kentucky Utilities Company
   8.55 %, due 05/15/2027...................     4,000        4,045

   ELECTRIC, GAS & SANITARY SERVICES (1.96 %)

 Interstate Power Company
   8.63 %, due 09/15/2021...................     3,059        3,078
 Public Service Electric and
   Gas Company
   6.38 %, due 05/01/2008...................     5,750        5,752

   ELECTRICAL GOODS (0.49 %)

 Avnet, Inc.
   6.88 %, due 03/15/2004...................     2,199        2,214

   ELECTRONIC COMPONENTS & ACCESSORIES (1.79 %)

 Tyco International Ltd.
   6.38 %, due 06/15/2005...................     7,850        8,087

   INDUSTRIAL MACHINERY & EQUIPMENT (1.16 %)

 Black & Decker Corporation (The)
   7.50 %, due 04/01/2003...................     5,000        5,228

   PERSONAL CREDIT INSTITUTIONS (2.03 %)

 General Electric Capital Corporation
   8.13 %, due 04/01/2008...................     8,300        9,168

   PERSONAL SERVICES (2.09 %)

 Block Financial Corp.
   6.75 %, due 11/01/2004...................     7,150        7,498
 Block Financial Corp.
   8.50 %, due 04/15/2007...................     1,775        1,958

                                              PRINCIPAL    MARKET
                                               AMOUNT       VALUE
                                              ---------    ------
CORPORATE DEBT SECURITIES (CONTINUED)

   PETROLEUM & PETROLEUM PRODUCTS (0.56 %)

 Pennzoil - Quaker State Company
   9.40 %, due 12/01/2002...................  $  2,500    $   2,539

   RADIO & TELEVISION BROADCASTING (3.07 %)

 CBS Corporation
   7.15 %, due 05/20/2005...................    12,950       13,847

   RADIO, TELEVISION, & COMPUTER STORES (0.85 %)

 RadioShack Corporation
   6.95 %, due 09/01/2007...................     3,700        3,828

   TELECOMMUNICATIONS (6.96 %)

 AirTouch Communications, Inc.
   7.00 %, due 10/01/2003...................     6,700        7,051

 ALLTEL Corporation
   7.25 %, due 04/01/2004...................     9,500        9,977

 AT&T Corp.
   6.00 %, due 03/15/2009...................     6,000        5,760

 GTE Hawaiian Telephone

   Company Incorporated
   7.00 %, due 02/01/2006...................     2,075        2,161

 GTE Hawaiian Telephone
   Company Incorporated
   7.38 %, due 09/01/2006...................     6,150        6,527

   VARIETY STORES (0.85 %)

 Wal-Mart Stores, Inc. (b)
   6.55 %, due 08/10/2004...................     3,600        3,841
                                                          ---------
 Total Corporate Debt Securities
 (cost: $ 127,716).....................................     132,728
                                                          ---------
CONVERTIBLE BONDS (1.10 %)

   PRINTING & PUBLISHING (1.10 %)

 Tribune Company
   2.00 %, due 05/15/2029...................        57        4,949
                                                          ---------
 Total Convertible Bonds
 (cost: $ 7,107).......................................       4,949
                                                          ---------
                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
CONVERTIBLE PREFERRED STOCKS (1.59 %)

   COMMUNICATION (0.66 %)

 DECS Trust V...............................   267,500    $   2,943

   INSTRUMENTS & RELATED PRODUCTS (0.30 %)

 Raytheon Company...........................    24,600        1,371

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  294

     LKCM STRATEGIC TOTAL RETURN

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)


                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

   LIFE INSURANCE (0.63 %)

 Prudential Financial, Inc. ................    49,000    $   2,852
                                                          ---------
 Total Convertible Preferred Stocks
 (cost: $ 8,850).......................................       7,166
                                                          ---------
COMMON STOCKS (65.71 %)

   BEVERAGES (1.26 %)

 Coca-Cola Company (The)....................   121,000        5,705

   BUSINESS SERVICES (1.56 %)

 First Data Corporation.....................    89,600        7,029

   CHEMICALS & ALLIED PRODUCTS (2.13 %)

 Colgate-Palmolive Company..................   166,800        9,632

   COMMERCIAL BANKS (8.77 %)

 Citigroup Inc. ............................   153,333        7,740
 Cullen/Frost Bankers, Inc..................   190,000        5,867
 FleetBoston Financial Corporation..........   149,000        5,439
 Mellon Financial Corporation (b)...........   188,000        7,073
 Morgan Chase & Co. (J.P.)..................   151,500        5,507
 Wells Fargo & Company......................   185,000        8,038

   COMMUNICATION (1.58 %)

 Viacom, Inc. - Class B (a).................   161,250        7,119

   COMMUNICATIONS EQUIPMENT (0.63 %)

 Motorola, Inc..............................   189,000        2,839

   COMPUTER & DATA PROCESSING SERVICES (2.84 %)

 Microsoft Corporation (a)..................   128,000        8,480
 SunGard Data Systems Inc. (a)..............   150,000        4,340

   COMPUTER & OFFICE EQUIPMENT (6.20 %)

 Cisco Systems, Inc. (a)....................   210,000        3,803
 Dell Computer Corporation (a)..............   215,000        5,844
 Diebold, Incorporated......................   135,000        5,459
 EMC Corporation (a)........................   275,000        3,696
 International Business Machines
   Corporation..............................    54,000        6,532
 Sun Microsystems, Inc. (a).................   220,000        2,706

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.77 %)

 General Electric Company...................   312,000       12,504

   ELECTRONIC COMPONENTS & ACCESSORIES (3.61 %)

 Intel Corporation..........................   184,000        5,787
 Tyco International Ltd. ...................   178,200       10,495

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
COMMON STOCKS (CONTINUED)

   HEALTH SERVICES (1.63 %)

 Tenet Healthcare Corporation (a)...........    80,000    $   4,698
 Triad Hospitals, Inc. (a)..................    90,000        2,642

   HOLDING & OTHER INVESTMENT OFFICES (1.04 %)

 Crescent Real Estate Equities Company......   260,000        4,709

   INSTRUMENTS & RELATED PRODUCTS (0.90 %)

 Raytheon Company (b).......................   125,000        4,059

   INSURANCE (1.39 %)

 American International Group, Inc..........    78,925        6,267

   LUMBER & OTHER BUILDING MATERIALS (1.69 %)

 Home Depot, Inc. (The).....................   150,001        7,652

   MEDICAL INSTRUMENTS & SUPPLIES (1.30 %)

 Medtronic, Inc. ...........................   114,400        5,858

   OIL & GAS EXTRACTION (4.84 %)

 Anadarko Petroleum Corporation.............    60,000        3,411
 EOG Resources, Inc. (b)....................   146,000        5,710
 Schlumberger Limited.......................   103,000        5,660
 Unocal Corporation.........................   196,000        7,070

   PAPER & ALLIED PRODUCTS (1.64 %)

 Kimberly - Clark Corporation...............   124,000        7,415

   PAPER & PAPER PRODUCTS (2.03 %)

 Boise Cascade Corporation..................   269,000        9,149

   PERSONAL SERVICES (1.26 %)

 Block, (H&R) Inc. .........................   127,400        5,695

   PETROLEUM REFINING (1.93 %)

 Exxon Mobil Corporation....................   221,600        8,709

   PHARMACEUTICALS (3.62 %)

 Pfizer Inc.................................   215,000        8,568
 Teva Pharmaceutical Industries
   Ltd. - ADR (b)...........................   126,000        7,765

   PRINTING & PUBLISHING (1.62 %)

 Harte-Hanks Inc............................   259,200        7,302

   RUBBER & MISC. PLASTIC PRODUCTS (0.58 %)

 Newell Rubbermaid Inc. ....................    95,000        2,619

   TELECOMMUNICATIONS (3.98 %)

 ALLTEL Corporation.........................   166,900       10,302
 Verizon Communications, Inc................   162,000        7,689

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  295

     LKCM STRATEGIC TOTAL RETURN

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
COMMON STOCKS (CONTINUED)

   TOBACCO PRODUCTS (1.12 %)

 Philip Morris Companies Inc. ..............   110,000    $   5,044

   TRUCKING & WAREHOUSING (1.45 %)

 United Parcel Service, Inc. - Class B......   120,000        6,540

   U.S. GOVERNMENT AGENCIES (1.07 %)

 Fannie Mae.................................    61,000        4,850

   VARIETY STORES (1.27 %)

 Wal-Mart Stores, Inc.......................   100,000        5,755
                                                          ---------
 Total Common Stocks
 (cost: $ 254,522).....................................     296,772
                                                          ---------
                                              PRINCIPAL    MARKET
                                               AMOUNT       VALUE
                                              ---------   ---------
SHORT-TERM OBLIGATIONS (1.71 %)

 Investors Bank & Trust Company (c)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 7,718 on
   01/02/2002...............................  $  7,717    $   7,717
                                                          ---------
 Total Short-Term Obligations
 (cost: $ 7,717).......................................       7,717
                                                          ---------
 Total Investment Securities
 (cost: $ 405,912).....................................   $ 449,332
                                                          =========



                                               AMOUNT       VALUE
                                              ---------   ---------

SUMMARY:

 Investments, at market value...............   99.50 %    $ 449,332
 Other assets in excess of liabilities......    0.50 %        2,245
                                              --------    ---------
 Net assets.................................  100.00 %    $ 451,577
                                              ========    =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 17,405. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) At December 31, 2001, the repurchase agreement is collateralized by $ 11,960 Fannie Mae Floating Rate Note
     (2.43 %, due 03/25/2031) with a market value and accrued interest of $ 8,105.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  296

     LKCM STRATEGIC TOTAL RETURN

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 405,912
                                                           =========
 Investments in securities, at market value..............  $ 449,332
 Cash....................................................         50
 Cash collateral for securities on loan..................     18,125
 Receivables:
   Securities sold.......................................          0
   Interest..............................................      2,165
   Dividends.............................................        410
   Other.................................................         33
                                                           ---------
     Total assets........................................    470,115
                                                           ---------
LIABILITIES:
 Securities purchased....................................          0
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        305
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................     18,125
   Other accrued liabilities.............................        108
                                                           ---------
     Total liabilities...................................     18,538
                                                           ---------
       Net assets........................................  $ 451,577
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................     75,000
                                                           =========
 Capital stock ($ .01 par value).........................  $     313
 Additional paid-in capital..............................    397,675
 Accumulated net investment income (loss)................     12,364
 Accumulated net realized gain (loss) on investment
   securities............................................     (2,195)
 Net unrealized appreciation (depreciation) on investment
   securities............................................     43,420
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 451,577
                                                           =========
 Shares outstanding......................................     31,299
                                                           =========
 Net asset value and offering price per share............  $   14.43
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $  10,655
 Dividends...............................................      5,333
 Foreign tax withheld....................................        (15)
                                                           ---------
     Total investment income.............................     15,973
                                                           ---------
EXPENSES:
 Investment advisory fees................................      3,913
 Printing and shareholder reports........................        243
 Custody fees............................................         76
 Administrative service fees.............................         66
 Legal fees..............................................         20
 Auditing fees...........................................         15
 Directors fees..........................................         12
 Registration fees.......................................          0
 Other fees..............................................         15
                                                           ---------
     Total expenses......................................      4,360
                                                           ---------
 Net investment income (loss)............................     11,613
                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......     (2,196)
 Change in unrealized appreciation (depreciation) on
   investment securities.................................    (24,183)
                                                           ---------
 Net gain (loss) on investment securities................    (26,379)
                                                           ---------
     Net increase (decrease) in net assets resulting from
       operations........................................  $ (14,766)
                                                           =========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  297

     LKCM STRATEGIC TOTAL RETURN

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------   ------------
OPERATIONS:
 Net investment income (loss)...............................   $   11,613     $   12,758
 Net realized gain (loss) on investment securities..........       (2,196)        25,378
 Change in unrealized appreciation (depreciation) on
   investment securities....................................      (24,183)       (61,152)
                                                               ----------     ----------
 Net increase (decrease) in net assets resulting from
   operations...............................................      (14,766)       (23,016)
                                                               ----------     ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (2,204)       (11,810)
 Net realized gains.........................................         (381)       (35,627)
 In excess of net realized gains............................       (2,195)             0
                                                               ----------     ----------
   Total distributions......................................       (4,780)       (47,437)
                                                               ----------     ----------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................       33,467         74,288
 Dividends and distributions reinvested.....................        4,780         47,437
 Cost of shares redeemed....................................     (126,048)      (116,764)
                                                               ----------     ----------
   Increase (decrease) in net assets from capital share
     transactions...........................................      (87,801)         4,961
                                                               ----------     ----------
 Net increase (decrease) in net assets......................     (107,347)       (65,492)
NET ASSETS:
 Beginning of year..........................................      558,924        624,416
                                                               ----------     ----------
 End of year................................................   $  451,577     $  558,924
                                                               ==========     ==========
 Accumulated net investment income..........................   $   12,364     $    2,955
                                                               ==========     ==========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                    DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year..........................  $   14.90   $   16.85   $   16.40   $   15.62   $   13.97
                                                              ---------   ---------   ---------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................       0.34        0.35        0.34        0.39        0.37
   Net realized and unrealized gain (loss) on investments...      (0.66)      (0.97)       1.59        1.09        2.68
                                                              ---------   ---------   ---------   ---------   ---------
     Net income (loss) from operations......................      (0.32)      (0.62)       1.93        1.48        3.05
                                                              ---------   ---------   ---------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................      (0.07)      (0.32)      (0.35)      (0.38)      (0.35)
   Dividends in excess of net investment income.............       0.00        0.00        0.00        0.00       (0.03)
   Distributions from net realized gains on investments.....      (0.01)      (1.01)      (1.13)      (0.32)      (1.02)
   Distributions in excess of net realized gains on
     investments............................................      (0.07)       0.00        0.00        0.00        0.00
                                                              ---------   ---------   ---------   ---------   ---------
     Total distributions....................................      (0.15)      (1.33)      (1.48)      (0.70)      (1.40)
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, end of year................................  $   14.43   $   14.90   $   16.85   $   16.40   $   15.62
                                                              =========   =========   =========   =========   =========
Total return................................................    (2.18)%     (3.76)%     12.07 %      9.64 %     21.85 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 451,577   $ 558,924   $ 624,416   $ 592,312   $ 526,577
   Ratio of expenses to average net assets..................     0.89 %      0.85 %      0.86 %      0.86 %      0.88 %
   Ratio of net investment income (loss) to average net
     assets.................................................     2.37 %      2.20 %      2.02 %      2.43 %      2.43 %
   Portfolio turnover rate..................................    16.16 %     51.66 %     45.42 %     49.20 %     48.20 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  298

     LKCM STRATEGIC TOTAL RETURN

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

LKCM Strategic Total Return (the "portfolio", formerly known as WRL LKCM Strategic Total Return) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, but resulted in a $ 20 reduction in the cost of securities and a corresponding $ 20 increase in net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 31 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

The revised AICPA Audit and Accounting Guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date.


                   AEGON/Transamerica Series Fund, Inc.  299

     LKCM STRATEGIC TOTAL RETURN

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 902 of short-term capital gains are included in distributions of net investment income.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/ Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Luther King Capital Management Corporation ("LKCM") to provide investment services to the portfolio and compensates LKCM as described in the Fund's Statement of Additional Information.

LKCM may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or LKCM. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or LKCM during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.


                   AEGON/Transamerica Series Fund, Inc.  300

     LKCM STRATEGIC TOTAL RETURN

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 9. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statements of Assets and Liabilities.

NOTE 3--SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $  77,054
  U.S. Government securities..................          0
Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    141,782
  U.S. Government securities..................     17,313

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................   2,312    4,597
Shares issued - reinvestment of
  dividends and distributions...........     334    3,053
Shares redeemed.........................  (8,853)  (7,208)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................  (6,207)     442
                                          ======   ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month year prior to December 31, 2001 of $ 1,032 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

           NET CAPITAL LOSS
             CARRYFORWARD         AVAILABLE THROUGH
           ----------------       -----------------
                $ 1,165           December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 404,972
                                                =========
Unrealized appreciation.......................  $  74,663
Unrealized (depreciation).....................    (30,303)
                                                ---------
Net unrealized appreciation (depreciation)....  $  44,360
                                                =========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less fees paid indirectly.


                   AEGON/Transamerica Series Fund, Inc.  301

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of LKCM Strategic Total Return

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Strategic Total Return (previously WRL LKCM Strategic Total Return) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  302

J.P. MORGAN REAL ESTATE SECURITIES

....seeks long-term total return.

MARKET ENVIRONMENT

Real Estate Investment Trusts ("REITs") had slightly negative absolute returns in the first half of 2001 but held up very well relative to other equities, as REIT fundamentals remained healthy. The third quarter ended on a devastating note, as both the World Trade Center and Pentagon crumbled with the broader equity market following suit. The deluge of disappointments with earnings announcements, poor GDP growth, high unemployment, vanished corporate spending and faded consumer confidence from the first two months of the quarter was amplified in the final weeks. The Federal Reserve Board ("Fed") cut interest rates to bolster confidence and keep markets functioning. REITs posted very strong fourth-quarter returns as the markets recovered from the devastation in the third quarter. After consumer confidence and corporate expenditures hit lows at the beginning of the quarter, the market buoyed with the help of fiscal stimulus and additional rate cuts by the Fed. A December bull market was stifled by negative earnings pre-announcements later in the month, which muted the quarter's performance.

PERFORMANCE

For the year ended December 31, 2001, J.P. Morgan Real Estate Securities returned 11.05%. By comparison, its benchmark, the Morgan Stanley REIT Index ("MSRI") returned 12.83% during the same period.

STRATEGY REVIEW

The portfolio underperformed the MSRI for the year, primarily due to losses from sector weights. Sector weights detracting from performance were due to hotels (underweight) and self-storage (underweight). Stock selection for the period was strong, and the best stock picks came from the apartments, healthcare and other REITs sectors, which well offset the negative stock selection in the diversified REITs and strip centers sectors. The top individual performers were Ventas, Inc., Host Marriott Corporation and Home Properties of New York, Inc. The major detractors from performance were General Growth Properties, Inc., Cousins Properties Incorporated and Mission West Properties, Inc.

OUTLOOK

After a solid performance in 2001, REITs are fairly valued compared with the underlying value of their real estate. We expect REITs to be somewhat range-bound in the near-term as slowly deteriorating real estate fundamentals limit upside potential and generous dividend yields limit downside potential.


/s/ Scott Blasdell
----------------------------------
SCOTT W. BLASDELL
J.P. Morgan Real Estate Securities
Portfolio Manager

The views expressed in this commentary on J.P. Morgan Real Estate Securities reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  303

J.P. MORGAN REAL ESTATE SECURITIES

After a solid performance in 2001, REITs are fairly valued compared with the underlying value of their real estate.

                                                                [JP MORGAN LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. J.P. Morgan Real Estate Securities and the Morgan Stanley REIT Index.

[_] J.P. Morgan Real
    Estate Securities          $ 11,784

[_] Morgan Stanley REIT        $ 11,849

PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
AS OF DECEMBER 31, 2001

-----------------------------------------------------------------------
 1 Year           5 Years           10 Years          From Inception
-----------------------------------------------------------------------
 11.05 %            N/A               N/A                  4.57 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley REIT Index over the same time frame.

                                                    Morgan Stanley
                                         Portfolio    REIT Index
           Inception 5/1/98               $10,000      $10,000
           Period Ended 12/31/98          $ 8,507      $ 8,677
           FYE 12/31/99                   $ 8,186      $ 8,282
           FYE 12/31/00                   $10,611      $10,502
           FYE 12/31/01                   $11,784      $11,849

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Equity Office Properties Trust                   9.57%
ProLogis Trust                                   5.33%
Archstone-Smith Trust                            4.27%
General Growth Properties, Inc.                  4.11%
CarrAmerica Realty Corporation                   3.66%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Office Properties                               30.56%
Apartments                                      23.40%
Shopping Centers                                 9.97%
Regional Malls                                   8.00%
Warehouses                                       7.51%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus. Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would. Risks associated with Real Estate Investment Trusts include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.


                   AEGON/Transamerica Series Fund, Inc.  304

     J.P. MORGAN REAL ESTATE SECURITIES

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
COMMON STOCKS (93.99 %)

HOLDING AND OTHER INVESTMENT OFFICES (88.07 %)

    APARTMENTS (23.40 %)

 Apartment Investment &
   Management Co. - Class A..................    23,700    $  1,084
 Archstone-Smith Trust.......................    70,855       1,863
 Avalonbay Communities, Inc. ................     9,000         426
 BRE Properties, Inc. - Class A..............     3,400         105
 Equity Residential Properties Trust.........    40,886       1,174
 Home Properties of New York, Inc. (a).......    34,000       1,074
 Pennsylvania Real Estate Investment Trust...    18,500         429
 Post Properties, Inc. ......................    43,700       1,552
 Summit Properties Inc. .....................    37,800         946
 United Dominion Realty Trust, Inc. .........   107,700       1,551

   DIVERSIFIED (3.52 %)

 Vornado Realty Trust........................    36,900       1,535

   HEALTH CARE (2.43 %)

 Ventas, Inc. ...............................    92,300       1,061

   HOTELS (1.95 %)

 Boykin Lodging Company......................     5,500          44
 Equity Inns, Inc. ..........................    38,900         258
 Hospitality Properties Trust................    13,900         410
 RFS Hotel Investors, Inc. ..................    12,100         138
 Winston Hotels, Inc. .......................       300           2

   OFFICE PROPERTIES (28.31 %)

 Arden Realty, Inc. .........................    27,800         737
 Boston Properties, Inc. ....................    18,400         699
 CarrAmerica Realty Corporation (a)..........    53,100       1,598
 Cousins Properties Incorporated.............    41,500       1,011
 Equity Office Properties Trust..............   138,660       4,172
 Highwoods Properties, Inc. .................    57,200       1,484
 Kilroy Realty Corporation...................    19,500         512
 Liberty Property Trust......................    17,000         507
 Prentiss Properties Trust...................    49,000       1,345
 SL Green Realty Corp. (a)...................     9,300         286
   REGIONAL MALLS (8.00 %)
 General Growth Properties, Inc. ............    46,200       1,793
 Mid-Atlantic Realty Trust...................     7,200         112
 Simon Property Group, Inc. .................    54,000       1,584

   SHOPPING CENTERS (9.97 %)

 Chelsea Property Group, Inc. ...............    29,200       1,434
 Glimcher Realty Trust.......................    16,800         316
 JDN Realty Corporation......................     4,900          60
 JP Realty, Inc. ............................    17,200         409

                                               NUMBER OF    MARKET
                                                SHARES      VALUE
                                               ---------   --------
COMMON STOCKS (CONTINUED)

   SHOPPING CENTERS (CONTINUED)

 Kimco Realty Corporation....................    11,900    $    389
 Regency Centers Corporation.................    18,400         511
 Urstadt Biddle Properties Inc. - Class A....    19,600         201
 Weingarten Realty Investors.................    21,400       1,027

   STORAGE (2.98 %)

 Public Storage, Inc. .......................    38,900       1,299

   WAREHOUSES (7.51 %)

 CenterPoint Properties Corporation..........    19,100         951
 ProLogis Trust..............................   108,000       2,324

HOTELS AND OTHER LODGING PLACES (2.32 %)

    HOTELS (2.32 %)

 Hilton Hotels Corporation...................     7,600          83
 Host Marriott Corporation (a)...............    24,400         220
 Marriott International, Inc. - Class A......    17,400         707

REAL ESTATE (3.60 %)

    DIVERSIFIED (0.98 %)

 Getty Realty Corp. .........................    22,600         426

   MANUFACTURED HOMES (0.37 %)

 Boardwalk Equities, Inc. ...................    21,900         160

   OFFICE PROPERTIES (2.25 %)

 Mission West Properties, Inc. ..............    77,300         983
                                                           --------
 Total Common Stocks
 (cost: $ 39,599).......................................     40,992
                                                           --------
 Total Investment Securities
 (cost: $ 39,599).......................................   $ 40,992
                                                           ========
SUMMARY:

 Investments, at market value................   93.99 %    $ 40,992
 Other assets in excess of liabilities.......    6.01 %       2,619
                                               --------    --------
 Net assets..................................  100.00 %    $ 43,611
                                               ========    ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 1,032. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  305

     J.P. MORGAN REAL ESTATE SECURITIES

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 39,599
                                                           ========
 Investments in securities, at market value..............  $ 40,992
 Cash....................................................     2,995
 Cash collateral for securities on loan..................     1,078
 Receivables:
   Securities sold.......................................        17
   Interest..............................................         2
   Dividends.............................................       295
   Other.................................................         4
                                                           --------
     Total assets........................................    45,383
                                                           --------
LIABILITIES:
 Securities purchased....................................       654
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        29
   Dividends to shareholders.............................         0
   Deposits for securities on loan.......................     1,078
   Other accrued liabilities.............................        11
                                                           --------
     Total liabilities...................................     1,772
                                                           --------
       Net assets........................................  $ 43,611
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $     39
 Additional paid-in capital..............................    40,401
 Accumulated net investment income (loss)................     2,009
 Accumulated net realized gain (loss) on investment
   securities............................................      (231)
 Net unrealized appreciation (depreciation) on investment
   securities............................................     1,393
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 43,611
                                                           ========
 Shares outstanding......................................     3,892
                                                           ========
 Net asset value and offering price per share............  $  11.21
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest..................................................  $    45
 Dividends.................................................    1,828
                                                             -------
     Total investment income...............................    1,873
                                                             -------
EXPENSES:
 Investment advisory fees..................................      240
 Printing and shareholder reports..........................       24
 Custody fees..............................................       55
 Administrative service fees...............................        6
 Legal fees................................................        2
 Auditing fees.............................................       10
 Directors fees............................................        1
 Registration fees.........................................        0
 Other fees................................................        2
                                                             -------
     Total expenses........................................      340
LESS:
 Advisory fee waiver and expense reimbursement.............       40
                                                             -------
     Net expenses..........................................      300
                                                             -------
 Net investment income (loss)..............................    1,573
                                                             -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.........      499
 Change in unrealized appreciation (depreciation) on
   investment securities...................................      710
                                                             -------
 Net gain (loss) on investment securities..................    1,209
                                                             -------
     Net increase (decrease) in net assets resulting from
       operations..........................................  $ 2,782
                                                             =======

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  306

     J.P. MORGAN REAL ESTATE SECURITIES

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $   1,573   $     512
 Net realized gain (loss) on investment securities..........        499         470
 Change in unrealized appreciation (depreciation) on
   investment securities....................................        710         928
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................      2,782       1,910
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (798)       (168)
 In excess of net investment income.........................          0           0
 Net realized gains.........................................          0           0
 In excess of net realized gains............................          0           0
                                                              ---------   ---------
   Total distributions......................................       (798)       (168)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     36,539      27,180
 Dividends and distributions reinvested.....................        798         168
 Cost of shares redeemed....................................    (12,287)    (15,712)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................     25,050      11,636
                                                              ---------   ---------
 Net increase (decrease) in net assets......................     27,034      13,378
NET ASSETS:
 Beginning of year..........................................     16,577       3,199
                                                              ---------   ---------
 End of year................................................  $  43,611   $  16,577
                                                              =========   =========
 Accumulated net investment income..........................  $   2,009   $     774
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                DECEMBER 31,
                                                              -------------------------------------------------
                                                                 2001         2000         1999       1998(1)
                                                              ----------   ----------   ----------   ----------
Net asset value, beginning of year..........................  $    10.32   $     8.06   $     8.51   $    10.00
                                                              ----------   ----------   ----------   ----------
 Income from operations:
   Net investment income (loss).............................        0.56         0.59         0.49         0.36
   Net realized and unrealized gain (loss) on investments...        0.58         1.79        (0.79)       (1.85)
                                                              ----------   ----------   ----------   ----------
     Net income (loss) from operations......................        1.14         2.38        (0.30)       (1.49)
                                                              ----------   ----------   ----------   ----------
 Distributions:
   Dividends from net investment income.....................       (0.25)       (0.12)       (0.15)        0.00
   Dividends in excess of net investment income.............        0.00         0.00         0.00         0.00
   Distributions from net realized gains on investments.....        0.00         0.00         0.00         0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00         0.00         0.00         0.00
                                                              ----------   ----------   ----------   ----------
     Total distributions....................................       (0.25)       (0.12)       (0.15)        0.00
                                                              ----------   ----------   ----------   ----------
Net asset value, end of year................................  $    11.21   $    10.32   $     8.06   $     8.51
                                                              ==========   ==========   ==========   ==========
Total return................................................     11.05 %      29.62 %      (3.77)%     (14.93)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $   43,611   $   16,577   $    3,199   $    2,414
   Ratio of total expenses to average net assets............      1.13 %       1.71 %       2.69 %       3.34 %
   Ratio of net expenses to average net assets..............      1.00 %       1.00 %       1.00 %       1.00 %
   Ratio of net investment income (loss) to average net
     assets.................................................      5.25 %       6.27 %       5.91 %       6.03 %
   Portfolio turnover rate..................................    171.63 %     291.38 %     189.80 %     100.80 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  307

     J.P. MORGAN REAL ESTATE SECURITIES

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Real Estate Securities (the "portfolio", formerly known as WRL J.P. Morgan Real Estate Securities) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each year-end reported within the Annual Report reflects a full twelve-month time frame, except the year that includes the inception date of the portfolio, which was May 1, 1998.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 2 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between additional paid-in capital for $(1), Accumulated net investment income (loss) for $ 460 and Accumulated net realized gain (loss) for $(459) are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001, $ 319 of short-term capital gains are included in distributions of net investment income.


                   AEGON/Transamerica Series Fund, Inc.  308

     J.P. MORGAN REAL ESTATE SECURITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes. The amount of income which is estimated to constitute a return of capital for the year ended December 31, 2001, was $ 125.

F. REAL ESTATE INVESTMENT TRUSTS

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since the portfolio invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

G. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2--INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/ Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/ Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with J.P. Morgan Investment Management, Inc. ("J.P. Morgan") to provide investment services to the portfolio and compensates J.P. Morgan as described in the Fund's Statement of Additional Information.

J.P. Morgan may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or J.P. Morgan. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or J.P. Morgan during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any


                   AEGON/Transamerica Series Fund, Inc.  309

     J.P. MORGAN REAL ESTATE SECURITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 1. Invested plan amounts and the total liability for deferred compensation to the Directors under the plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.
NOTE 3-- SECURITIES TRANSACTIONS
Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government.........  $ 72,610
  U.S. Government securities..................         0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government.........    48,669
  U.S. Government securities..................         0

NOTE 4--SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................   3,392    2,850
Shares issued - reinvestment of
  dividends and distributions...........      71       17
Shares redeemed.........................  (1,178)  (1,657)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................   2,285    1,210
                                          ======   ======

NOTE 5--FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis........................  $ 39,764
                                                ========
Unrealized appreciation.......................  $  1,567
Unrealized (depreciation).....................      (339)
                                                --------
Net unrealized appreciation (depreciation)....  $  1,228
                                                ========

NOTE 6--FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for years of less than one year. For the years ended December 31, 2001, 2000 and 1999, ratios of net expenses to average net assets are calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver and fees paid indirectly.


                   AEGON/Transamerica Series Fund, Inc.  310

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of J.P. Morgan Real Estate Securities

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Real Estate Securities (previously WRL J.P. Morgan Real Estate Securities) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  311

FEDERATED GROWTH & INCOME

....seeks total return.

MARKET ENVIRONMENT

Who wouldn't want to ring out 2001, marked as it was by a new war on terror, a tanking economy and what some have described as the worst bear market in 30 years? The good news is that we appear to have entered the New Year with positive trends in place on all three counts. Where the war is concerned, worried investors sent valuations plunging after September 11th, faced with the potential for a drawn-out military engagement in Afghanistan. Of course, as it became clear that America and its leaders knew how to fight and win a 21st Century battle, stocks rebounded. On the economic front, the recession that began last March may not be over, but we think a number of factors point to a bottom some time during the first quarter.

PERFORMANCE

It was an excellent year in a difficult environment. For the year ended December 31, 2001, Federated Growth & Income returned 15.70% compared with 2.33% for its benchmark the Russell Midcap Value Index. These results are consistent with our goal of prudent investing to protect and enhance our investors' capital in adverse as well as balmy market conditions.

STRATEGY REVIEW

Security selection contributed greatly to returns, with sector emphases of secondary importance. Eight of the portfolio's holdings received takeover bids during the year, which substantiates our emphasis on finding undervalued companies. Real estate investment trusts ("REITs"), our largest sector, performed well in a difficult environment. Our health care REITs had particularly large returns. In the consumer sector, SUPERVALU INC. ("SUPER-VALU"), Dole Food Company, Inc. and convertible shares of Kmart Financing ("Kmart") also had good returns. Consistent with our goal of "buying low and selling high," we sold Health Care Realty Trust Incorporated, Nationwide Health Properties, Inc. SUPERVALU, and Kmart. The weakest stocks this year were the B.F. Goodrich Company (tire manufacturing), Mutual Risk Management Ltd. (insurance), and Winn-Dixie Stores, Inc. (food retailing), which declined significantly. We sold all three stocks.

Our strategy remains unchanged. As a result of the sharp rally in stock prices since late September, market conditions again seem extraordinarily speculative and high risk. Extremely expensive stock valuations, great earnings uncertainty and widespread popularity of stocks will not likely produce large, lasting gains. Instead of chasing stocks because their prices are rising, we prefer to buy because the prices are right. Consequently, we are holding an unusually high cash reserve of 20% of assets.

Our risk-averse approach continues to favor REITs, whose valuation, stable cash flows and high dividend yields compare favorably to the stock market as a whole. Utilities and energy stocks also have attractive valuations and have been out of favor. We continue to hold no technology stocks, as the sector has risen sharply off the September lows, despite a worsening earnings outlook. Finally, the portfolio also holds no domestic bank stocks and has minimal exposure to discretionary consumer spending due to concerns over high debt levels and deteriorating credit quality.

OUTLOOK

This seems to be a time to return to the investment basics, and Federated Growth & Income should be well suited to a greater emphasis on sound investing, rather than speculating. The portfolio emphasizes absolute returns of real money that investors can actually spend, instead of playing the relative performance versus benchmarks game. Furthermore, the portfolio's uncommon holdings provide diversification for our investors, as its correlation to the Standard and Poor's 500 Composite Stock Index is only 0.37. Finally, the portfolio's gross dividend yield of 5.2% should be appealing if indeed we are in an era of subdued returns. In summary, we continue to seek superior risk-reward opportunities while avoiding conventional views toward a market that still seems to present extraordinarily high risks.


/s/ Steven J.Lehman                                       /s/ J. Thomas Madden
-------------------                                       ---------------------
 STEVEN J. LEHMAN                                            J. THOMAS MADDEN

                            Federated Growth & Income
                               Portfolio Managers

The views expressed in this commentary on Federated Growth & Income reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  312

FEDERATED GROWTH & INCOME

Our risk-averse approach continues to favor REITs, whose valuation, stable cash flows and high dividend yields compare favorably to the stock market as a whole.

                                                                [FEDERATED LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Federated Growth & Income and the Russell Midcap Value Index.

PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
AS OF DECEMBER 31, 2001

[_] Federated Growth & Income      $ 24,472

[_] Russell Midcap Value           $ 27,025


-----------------------------------------------------------------------
 1 Year           5 Years           10 Years          From Inception
-----------------------------------------------------------------------
 15.70 %           12.90 %            N/A                  12.10 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Value Index over the same time frame.

                                                        Russell
                                         Portfolio    Midcap Value
           Inception 3/1/94               $10,000       $10,000
           Period Ended 12/31/94          $ 9,542       $ 9,682
           FYE 12/31/95                   $11,952       $13,064
           FYE 12/31/96                   $13,343       $15,711
           FYE 12/31/97                   $16,631       $21,111
           FYE 12/31/98                   $17,139       $22,184
           FYE 12/31/99                   $16,376       $22,160
           FYE 12/31/00                   $21,151       $26,410
           FYE 12/31/01                   $24,472       $27,025

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Health Care Property Investors, Inc.             2.17%
VEC Trust I                                      2.04%
Imperial Oil Limited                             1.72%
Marathon Oil Corporation                         1.70%
Kerr-McGee Corporation                           1.68%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Holding & Other Investment Offices              26.38%
Electric, Gas & Sanitary Services                8.15%
Electric Services                                7.77%
Petroleum Refining                               6.24%
Oil & Gas Extraction                             4.64%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.


                   AEGON/Transamerica Series Fund, Inc.  313

     FEDERATED GROWTH & INCOME

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             PRINCIPAL    MARKET
                                              AMOUNT       VALUE
                                             ---------   ---------
CONVERTIBLE BONDS (1.50 %)

   FABRICATED METAL PRODUCTS (0.48 %)

 Tower Automotive, Inc. (b)
   5.00 %, due 08/01/2004..................  $   1,600   $   1,340

   OIL & GAS EXTRACTION (1.02 %)

 Pogo Producing Company
   5.50 %, due 06/15/2006..................     3,000        2,891
                                                         ---------
 Total Convertible Bonds
 (cost: $ 4,116)......................................       4,231
                                                         ---------
                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------   ---------
CONVERTIBLE PREFERRED STOCKS (18.32 %)

   CHEMICALS & ALLIED PRODUCTS (0.53 %)

 Hercules Trust II (e).....................     3,800    $   1,482

   ELECTRIC SERVICES (2.60 %)

 Dominion Resources, Inc...................    48,500        2,896
 PPL Capital Fund Trust I - PEPS...........   225,900        4,439

   ELECTRIC, GAS & SANITARY SERVICES (1.46 %)

 CMS Energy Trust II (b)...................   108,300        3,265
 NiSource Inc. ............................    18,800          854

   FOOD & KINDRED PRODUCTS (1.11 %)

 Suiza Capital Trust II....................    63,900        3,131

   INDUSTRIAL MACHINERY & EQUIPMENT (0.89 %)

 Cummins Capital Trust I - 144A (c)........    49,500        2,518

   INSTRUMENTS & RELATED PRODUCTS (1.96 %)

 Northrop Grumman Corporation (b)..........    22,700        2,815
 Raytheon Company..........................    48,800        2,721

   METAL MINING (0.51 %)

 Freeport-McMoRan Copper & Gold Inc. ......    91,800        1,437

   OIL & GAS EXTRACTION (3.62 %)

 Apache Corporation........................    67,800        3,112
 Kerr-McGee Corporation....................   124,700        4,737
 Newfield Financial Trust I................        26        1,269
 Nuevo Financing I - TECONS................    36,200        1,082

   PAPER & PAPER PRODUCTS (0.66 %)

 Amcor Limited - PRIDES....................    44,000        1,870

   PETROLEUM REFINING (2.04 %)

 VEC Trust I (b)...........................   189,600        5,746

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------   ---------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)

   PRIMARY METAL INDUSTRIES (1.12 %)

 Texas Industries, Inc. ...................    86,500    $   3,146

   RAILROADS (0.94 %)

 Union Pacific Capital Trust...............    55,800        2,651

   WHOLESALE TRADE DURABLE GOODS (0.88 %)

 Owens & Minor, Inc........................    50,000        2,469
                                                         ---------
 Total Convertible Preferred Stocks
 (cost: $ 50,034).....................................      51,640
                                                         ---------

PREFERRED STOCKS (1.78 %)

   ELECTRIC, GAS & SANITARY SERVICES (0.93 %)

 UtiliCorp United Inc. ....................    95,300        2,602

   PRIMARY METAL INDUSTRIES (0.85 %)

 Inco Ltd. ................................    51,700        2,407
                                                         ---------
 Total Preferred Stocks
 (cost: $ 5,223)......................................       5,009
                                                         ---------
COMMON STOCKS (58.24 %)

   AGRICULTURE (0.74 %)

 Dole Food Company, Inc. ..................    77,900        2,090

   BEVERAGES (1.44 %)

 Cadbury Schweppes PLC - ADR (b)...........    89,500        2,302
 Coors (Adolph) Company (b)................    33,000        1,762

   CHEMICALS & ALLIED PRODUCTS (1.24 %)

 Lubrizol Corporation (The)................    50,700        1,779
 Olin Corporation..........................   106,000        1,711

   DRUG STORES & PROPRIETARY STORES (0.72 %)

 Boots Company PLC (The) - ADR (b).........   118,500        2,021

   ELECTRIC SERVICES (5.17 %)

 Allegheny Energy, Inc. ...................    83,700        3,032
 American Electric Power Company, Inc. ....    63,600        2,769
 OGE Energy Corp. (b)......................   132,400        3,056
 Potomac Electric Power Company............   105,500        2,381
 Progress Energy, Inc. ....................    74,200        3,341

   ELECTRIC, GAS & SANITARY SERVICES (5.76 %)

 Ameren Corporation........................    65,500        2,771
 MDU Resources Group, Inc. ................   138,000        3,885
 SCANA Corporation.........................    76,500        2,129
 Sempra Energy.............................   136,700        3,356
 Western Resources, Inc. ..................   150,000        2,580
 Xcel Energy, Inc. ........................    54,700        1,517

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  314

     FEDERATED GROWTH & INCOME

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------   ---------
COMMON STOCKS (CONTINUED)

   FOOD & KINDRED PRODUCTS (2.26 %)

 ConAgra Foods, Inc. (b)...................   130,800     $  3,109
 Sensient Technologies Corporation.........    68,900        1,434
 Tyson Foods, Inc. - Class A...............   158,300        1,828

   GAS PRODUCTION & DISTRIBUTION (1.33 %)

 Northern Border Partners, L.P. ...........    48,700        1,900
 TransCanada Pipelines Limited (b).........   148,800        1,861

   HOLDING & OTHER INVESTMENT OFFICES (26.38 %)

 AMB Property Corporation..................   142,600        3,708
 Archstone-Smith Trust.....................   101,200        2,662
 Arden Realty, Inc. .......................   112,600        2,984
 Avalonbay Communities, Inc. ..............    78,700        3,723
 Boston Properties, Inc. ..................    67,700        2,573
 BRE Properties, Inc. - Class A (b)........    77,000        2,384
 Camden Property Trust.....................    36,100        1,325
 CarrAmerica Realty Corporation (b)........    62,600        1,884
 Chateau Communities, Inc. ................    93,700        2,802
 Cousins Properties Incorporated...........    81,400        1,983
 Duke-Weeks Realty Corporation.............   116,500        2,834
 Equity Office Properties Trust............    67,000        2,015
 Health Care Property Investors, Inc. .....   168,900        6,115
 Healthcare Realty Trust Incorporated......    94,100        2,635
 HRPT Properties Trust.....................   295,300        2,557
 Keystone Property Trust...................   154,900        2,028
 Kilroy Realty Corporation.................   115,000        3,021
 Liberty Property Trust....................    46,800        1,397
 Mack-Cali Realty Corporation..............   126,000        3,909
 Pan Pacific Retail Properties, Inc. ......   125,800        3,613
 Plum Creek Timber Company, Inc. ..........    91,500        2,594
 Prentiss Properties Trust.................    71,100        1,952
 ProLogis Trust............................    65,700        1,413
 Realty Income Corporation.................    54,000        1,588
 Reckson Associates Realty Corp. - Class B    110,500        2,819
 Senior Housing Properties Trust...........    90,900        1,264
 Shurgard Storage Centers, Inc. ...........    56,300        1,802
 SL Green Realty Corp. ....................    42,500        1,305
 Summit Properties Inc. ...................    84,600        2,117
 Vornado Realty Trust......................    33,700        1,402

   INSURANCE (0.89 %)

 UnumProvident Corporation.................    94,600        2,508

   LIFE INSURANCE (0.75 %)

 American National Insurance Company.......    25,100        2,111

                                             NUMBER OF    MARKET
                                              SHARES       VALUE
                                             ---------   ---------
COMMON STOCKS (CONTINUED)

   METAL MINING (2.70 %)

 Anglogold Ltd. - ADR (b)..................    98,900     $  1,786
 Barrick Gold Corporation (b)..............   186,400        2,973
 Newcrest Mining Limited - ADR.............   743,400        1,575
 Newmont Mining Corporation (b)............    67,000        1,280

   PAPER & ALLIED PRODUCTS (0.70 %)

 Jefferson Smurfit Group PLC (b)...........    58,900        1,325
 Sappi Limited - ADR (a)(b)................    63,700          653

   PETROLEUM REFINING (4.20 %)

 Imperial Oil Limited (b)..................   173,700        4,843
 Marathon Oil Corporation..................   159,400        4,782
 Sunoco, Inc. .............................    59,600        2,225

   PRIMARY METAL INDUSTRIES (1.07 %)

 WMC Limited - ADR.........................   154,000        3,003

   PRINTING & PUBLISHING (0.42 %)

 Banta Corporation.........................    40,000        1,181

   TOBACCO PRODUCTS (1.24 %)

 UST Inc. .................................    99,500        3,483

   WATER TRANSPORTATION (1.23 %)

 Alexander & Baldwin, Inc. ................    77,900        2,080
 Teekay Shipping Corporation...............    40,000        1,394
                                                         ---------
 Total Common Stocks
 (cost: $ 154,699)....................................     164,224
                                                         ---------
                                             PRINCIPAL    MARKET
                                              AMOUNT       VALUE
                                             ---------   ---------
SHORT-TERM OBLIGATIONS (20.04 %)

 Investors Bank & Trust Company (d)
   1.40 %, Repurchase Agreement
   dated 12/31/2001 to be
   repurchased at $ 56,511 on
   01/02/2002..............................  $  56,506    $ 56,506
                                                         ---------
 Total Short-Term Obligations
 (cost: $ 56,506).....................................      56,506
                                                         ---------
 Total Investment Securities
 (cost: $ 270,578)....................................   $ 281,610
                                                         =========

SUMMARY:

 Investments, at market value..............   99.88 %    $ 281,610
 Other assets in excess of liabilities.....    0.12 %          333
                                             ---------   ---------
 Net assets................................  100.00 %    $ 281,943
                                             =========   =========

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  315

     FEDERATED GROWTH & INCOME

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 34,708. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(d) At December 31, 2001, the collateral for the repurchase agreement is as follows:

                                              MARKET VALUE
                 COLLATERAL               AND ACCRUED INTEREST
                 ----------               --------------------
    $ 25,000 Freddie Mac -
     Series 2322 - Class A
     6.00 % due 12/15/2030..............        $ 24,596
    $ 23,892 Fannie Mae ARM - 116592
     6.41 % due 01/01/2021..............           1,654
    $ 29,096 Freddie Mac ARM - 845638
     7.24 % due 10/01/2023..............           1,796
    $ 25,032 Fannie Mae ARM - 545188
     6.00 % due 08/01/2031..............          24,454
    $ 19,838 Fannie Mae ARM - 313915
     6.96 % due 10/01/2024..............           6,832

(e) Security valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS:

ADR      American Depositary Receipt
PEPS     Premium Equity Participating Securities
PRIDES   Preferred Redeemable Increased Dividend Securities
TECONS   Term Convertible Securities

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  316

     FEDERATED GROWTH & INCOME

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 270,578
                                                           =========
 Investments in securities, at market value..............  $ 281,610
 Cash....................................................         49
 Cash collateral for securities on loan..................     36,130
 Receivables:
   Securities sold.......................................          0
   Interest..............................................         45
   Dividends.............................................      1,010
   Dividend reclaims receivable..........................          4
   Other.................................................         63
                                                           ---------
     Total assets........................................    318,911
                                                           ---------
LIABILITIES:
 Securities purchased....................................        552
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        174
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................     36,130
   Other accrued liabilities.............................        112
                                                           ---------
     Total liabilities...................................     36,968
                                                           ---------
       Net assets........................................  $ 281,943
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................     50,000
                                                           =========
 Capital stock ($ .01 par value).........................  $     185
 Additional paid-in capital..............................    245,075
 Accumulated net investment income (loss)................     21,758
 Accumulated net realized gain (loss) on investment
   securities............................................      3,893
 Net unrealized appreciation (depreciation) on investment
   securities............................................     11,032
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 281,943
                                                           =========
 Shares outstanding......................................     18,453
                                                           =========
 Net asset value and offering price per share............  $   15.28
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest.................................................  $  1,136
 Dividends................................................     9,594
 Foreign tax withheld.....................................       (21)
                                                            --------
     Total investment income..............................    10,709
                                                            --------
EXPENSES:
 Investment advisory fees.................................     1,529
 Printing and shareholder reports.........................       123
 Custody fees.............................................        39
 Administrative service fees..............................        32
 Legal fees...............................................        10
 Auditing.................................................        11
 Directors fees...........................................         6
 Registration fees........................................         1
 Other fees...............................................         8
                                                            --------
     Total expenses.......................................     1,759
                                                            --------
 Net investment income (loss).............................     8,950
                                                            --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities........    16,663
 Change in unrealized appreciation (depreciation) on
   investment securities..................................     1,366
                                                            --------
 Net gain (loss) on investment securities.................    18,029
                                                            --------
     Net increase (decrease) in net assets resulting from
       operations.........................................  $ 26,979
                                                            ========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  317

     FEDERATED GROWTH & INCOME

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $   8,950   $   3,758
 Net realized gain (loss) on investment securities..........     16,663       3,821
 Change in unrealized appreciation (depreciation) on
   investment securities....................................      1,366      16,229
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     26,979      23,808
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................     (3,798)     (5,170)
 In excess of net investment income.........................          0           0
 Net realized gains.........................................        (71)        (38)
 In excess of net realized gains............................          0           0
                                                              ---------   ---------
   Total distributions......................................     (3,869)     (5,208)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................    175,564      57,013
 Dividends and distributions reinvested.....................      3,869       5,208
 Cost of shares redeemed....................................    (43,486)    (34,215)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................    135,947      28,006
                                                              ---------   ---------
 Net increase (decrease) in net assets......................    159,057      46,606
NET ASSETS:
 Beginning of year..........................................    122,886      76,280
                                                              ---------   ---------
 End of year................................................  $ 281,943   $ 122,886
                                                              =========   =========
 Accumulated net investment income..........................  $  21,758   $   3,814
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                      DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                 2001         2000         1999        1998         1997
                                                              ----------   ----------   ----------   ---------   ----------
Net asset value, beginning of year..........................  $    13.43   $    10.91   $    12.28   $   12.56   $    11.76
                                                              ----------   ----------   ----------   ---------   ----------
 Income from operations:
   Net investment income (loss).............................        0.64         0.51         0.48        0.53         0.49
   Net realized and unrealized gain (loss) on investments...        1.46         2.65        (1.00)      (0.16)        2.35
                                                              ----------   ----------   ----------   ---------   ----------
     Net income (loss) from operations......................        2.10         3.16        (0.52)       0.37         2.84
                                                              ----------   ----------   ----------   ---------   ----------
 Distributions:
   Dividends from net investment income.....................       (0.25)       (0.63)       (0.73)      (0.55)       (0.43)
   Dividends in excess of net investment income.............        0.00         0.00        (0.02)       0.00        (0.59)
   Distributions from net realized gains on investments.....        0.00        (0.01)       (0.10)      (0.10)       (1.02)
   Distributions in excess of net realized gains on
     investments............................................        0.00         0.00         0.00        0.00         0.00
                                                              ----------   ----------   ----------   ---------   ----------
     Total distributions....................................       (0.25)       (0.64)       (0.85)      (0.65)       (2.04)
                                                              ----------   ----------   ----------   ---------   ----------
Net asset value, end of year................................  $    15.28   $    13.43   $    10.91   $   12.28   $    12.56
                                                              ==========   ==========   ==========   =========   ==========
Total return................................................     15.70 %      29.16 %      (4.45)%      3.05 %      24.65 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $  281,943   $  122,886   $   76,280   $  87,616   $   60,492
   Ratio of expenses to average net assets..................      0.86 %       0.86 %       0.89 %      0.90 %       0.96 %
   Ratio of net investment income (loss) to average net
     assets.................................................      4.39 %       4.31 %       4.01 %      4.35 %       3.84 %
   Portfolio turnover rate..................................    117.05 %     147.18 %     117.14 %     97.17 %     155.77 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  318

     FEDERATED GROWTH & INCOME

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Federated Growth & Income (the "portfolio", formerly known as WRL Federated Growth & Income) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 42 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

Reclassifications between Accumulated net investment income (loss) for $ 12,792 and Accumulated net realized gain (loss) for $(12,792) are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements. For the year ended December 31, 2001,


                   AEGON/Transamerica Series Fund, Inc.  319

     FEDERATED GROWTH & INCOME

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

$ 3,467 of short-term capital gains are included in distributions of net investment income.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

G. REPURCHASE AGREEMENTS

The portfolio is authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.75 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with Federated Investment Counseling ("Federated") to provide investment services to the portfolio and compensates Federated as described in the Fund's Statement of Additional Information.

Federated may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or Federated. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or Federated during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.


                   AEGON/Transamerica Series Fund, Inc.  320

     FEDERATED GROWTH & INCOME

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 6. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government........  $ 300,251
  U.S. Government securities.................          0

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government........    193,190
  U.S. Government securities.................          0

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................  12,103    4,668
Shares issued - reinvestment of
  dividends and distributions...........     260      396
Shares redeemed.........................  (3,060)  (2,908)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................   9,303    2,156
                                          ======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................  $ 270,498
                                               =========
Unrealized appreciation......................  $  13,936
Unrealized (depreciation)....................     (2,824)
                                               ---------
Net unrealized appreciation (depreciation)...  $  11,112
                                               =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less fees paid indirectly.


                   AEGON/Transamerica Series Fund, Inc.  321

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Federated Growth & Income

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Federated Growth & Income (previously WRL Federated Growth & Income) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  322

AEGON BALANCED

....seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

MARKET ENVIRONMENT

The market dynamics apparent in the fourth quarter underscore important questions going forward. Will the economy, now in recession, spring back to life in 2002, propelling corporate earnings forward? Or will the recovery be more gradual, with corporate revenues and earnings advancing at a slower pace? Further, will the likely rebound in profits be enough to sustain the relatively rich valuations already accorded many blue chip companies? These questions follow an extremely difficult year during which eleven rate cuts from the Federal Reserve Board could not counter investor concerns about a stream of disappointing doubts about corporate earnings and an economy in recession. The downturn became a rout following the September 11th terrorist attacks. Yet the markets have shown resiliency since then, leaving hopes for recovery in 2002.

PERFORMANCE

For the year ended December 31, 2001, AEGON Balanced returned (2.93)%. For the same period, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (11.89)%, while the Lehman Brothers Intermediate U.S.Government/Credit Index returned 8.96%.

STRATEGY REVIEW

As the stock market dropped following September 11th, some of our more aggressive holdings performed the best. For example, our long-time position in technology giant Sun Microsystems, Inc., oil and gas producer Apache Corporation, and blue chips Tyco International Ltd. and Citigroup Inc. all did well. Among the poor performers were defensive and value companies such as Kroger Co. (The), Washington Mutual, Inc., Merck & Co., Inc. and Verizon Communications, Inc. Overall, the best-performing large-cap sectors were the industrial and information technology sectors. The strength in the equities of these two sectors reflects the shift in sentiment from economic fear to anticipated economic rebound. Industrials and technology stocks are perceived as being the sectors most sensitive to the future pace of the economy, thus they showed the most price strength compared with the overall market.

OUTLOOK

Our muted confidence in the S&P 500's earnings in 2002 stems from weak or falling product prices at the corporate level. Currently, many companies, especially technology companies, are finding it extremely difficult to maintain product prices, let alone raise them. In addition, with no apparent source for renewed capital spending comparable to the technology and communications capital-spending boom of the late 1990s, it may be even more difficult to meet or beat earnings expectations in 2002. On a more positive note, lower interest rates and lower energy prices should provide needed economic stimulus in 2002.

At this point, caution is advised. Short term, the market is overextended relative to the fundamentals as we interpret them. We anticipate more equity market volatility. Looking out toward the end of 2002, one can be fairly optimistic regarding the coming health of the economy and its participants.

/s/ Michael Van Meter
---------------------------------

MICHAEL VAN METER
AEGON Balanced
Portfolio Manager


The views expressed in this Commentary on AEGON balanced reflect those of the portfolio manager through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  323

AEGON BALANCED

As the stock market dropped following September 11th, some of our more aggressive holdings performed the best.

                                                                    [AEGON LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica
Series Fund, Inc.
AEGON Balanced, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate Government/Credit Index.

[_] AEGON Balanced                     $ 16,570

[_] S&P 500                            $ 28,326

[_] L B Inter. Gov't/Credit            $ 16,637

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year         5 Years           10 Years         From Inception
--------------------------------------------------------------------------------
  (2.93)%         5.79%              N/A                6.66%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's 500 Composite Stock Index (S&P) and the Lehman Brothers Intermediate U.S. Government/Credit Index
(LB) over the same time frame.


                                Portfolio          S&P Index           LB Index
Inception 3/1/94                 $10,000            $10,000            $10,000
Period Ended 12/31/94            $ 9,427            $10,072            $ 9,840
FYE 12/31/95                     $11,293            $13,857            $11,348
FYE 12/31/96                     $12,504            $17,039            $11,808
FYE 12/31/97                     $14,642            $22,724            $12,737
FYE 12/31/98                     $15,657            $29,218            $13,812
FYE 13/31/99                     $16,130            $35,366            $13,866
FYE 12/31/00                     $17,070            $32,148            $15,269
FYE 12/31/01                     $16,570            $28,326            $16,637


*INCEPTION

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Federal Home Loan Bank 6.00%, due 07/23/08                                2.96%
Fannie Mae 5.75%, due 08/15/07                                            2.92%
Electronic Data Systems Corp.                                             2.92%
Fannie Mae 6.80%, due 08/23/16                                            2.89%
Freddie Mac 5.52%, due 09/05/06                                           2.89%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

U.S. Government Agencies                                                 26.05%
Telecommunications                                                        7.47%
Food & Kindred Products                                                   5.71%
Computer & Data Processing Services                                       5.42%
Commercial Banks                                                          5.01%

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

FIXED INCOME MATRIX

LONG TERM: Average duration of more than 6 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  324

     AEGON BALANCED

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              PRINCIPAL    MARKET
                                               AMOUNT       VALUE
                                              ---------   ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (24.07 %)

 Fannie Mae
   5.75 %, due 08/15/2007...................  $   3,000    $  3,052
 Fannie Mae
   6.19 %, due 07/07/2008...................     1,000        1,030
 Fannie Mae
   7.25 %, due 01/15/2010...................     2,000        2,207
 Fannie Mae
   7.23 %, due 11/17/2014...................     1,000        1,056
 Fannie Mae
   6.80 %, due 08/23/2016...................     3,000        3,023
 Federal Home Loan Bank
   6.50 %, due 11/15/2004...................     1,000        1,070
 Federal Home Loan Bank
   7.25 %, due 02/15/2007...................       950        1,052
 Federal Home Loan Bank
   6.00 %, due 02/05/2008...................     1,420        1,463
 Federal Home Loan Bank
   6.00 %, due 07/23/2008...................     3,000        3,093
 Federal Home Loan Bank
   5.50 %, due 08/23/2011...................     1,000          989
 Federal Home Loan Bank
   7.01 %, due 02/09/2016...................     1,000        1,004
 Federal Home Loan Bank
   6.04 %, due 11/21/2016...................     1,000          959
 Freddie Mac
   5.52 %, due 09/05/2006...................     3,000        3,015
 Freddie Mac
   8.00 %, due 02/25/2010...................     2,000        2,120
                                                          ---------
 Total U.S. Government Agency Obligations
 (cost: $ 24,453)......................................      25,133
                                                          ---------

CORPORATE DEBT SECURITIES (16.13 %)

   AUTOMOTIVE (0.97 %)

 General Motors Corporation
   7.70 %, due 04/15/2016...................     1,000        1,012

   COMMERCIAL BANKS (1.55 %)

 Huntington National Bank
   8.00 %, due 04/01/2010...................     1,000        1,068
 Wells Fargo & Company
   6.25 %, due 04/15/2008...................       530          548

   ELECTRIC, GAS & SANITARY SERVICES (0.96 %)

 Wisconsin Energy Corporation
   6.50 %, due 04/01/2011...................     1,000        1,003

   FOOD & KINDRED PRODUCTS (1.00 %)
 Sara Lee Corporation
   6.95 %, due 10/09/2006...................     1,000        1,048

                                              PRINCIPAL    MARKET
                                               AMOUNT       VALUE
                                              ---------   ---------
CORPORATE DEBT SECURITIES (CONTINUED)

   GAS PRODUCTION & DISTRIBUTION (1.02 %)

 Duke Capital Corporation
   7.50 %, due 10/01/2009...................  $   1,000    $  1,060

   INDUSTRIAL MACHINERY & EQUIPMENT (1.04 %)

 Caterpillar, Inc.
   7.25 %, due 09/15/2009...................     1,000        1,087

   PERSONAL CREDIT INSTITUTIONS (1.92 %)

 Ford Motor Credit Company
   7.88 %, due 06/15/2010...................     1,000        1,014
 Household Finance Corporation
   6.75 %, due 05/15/2011...................     1,000          994

   PHARMACEUTICALS (0.99 %)

 American Home Products Corporation (b)
   6.70 %, due 03/15/2011...................     1,000        1,036

   SECURITY & COMMODITY BROKERS (1.03 %)

 Lehman Brothers Holdings Inc.
   7.88 %, due 08/15/2010...................     1,000        1,079

   TELECOMMUNICATIONS (5.65 %)

 BellSouth Capital Funding Corporation
   7.75 %, due 02/15/2010...................     1,500        1,641
 Southern New England Telecommunications
   Corporation
   7.00 %, due 08/15/2005...................     1,000        1,060
 Verizon Global Funding Corp.
   7.25 %, due 12/01/2010...................     1,000        1,071
 Vodafone Group PLC (b)
   7.75 %, due 02/15/2010...................     1,000        1,098
 WorldCom, Inc.
   7.50 %, due 05/15/2011...................     1,000        1,029
                                                          ---------
 Total Corporate Debt Securities
 (cost: $ 16,308)......................................      16,848
                                                          ---------
                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
CONVERTIBLE PREFERRED STOCKS (0.98 %)

   ELECTRIC SERVICES (0.98 %)

 Duke Energy Corporation - Units (b)........    39,000     $  1,028
                                                          ---------
 Total Convertible Preferred Stocks
 (cost: $ 1,012).......................................       1,028
                                                          ---------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  325

     AEGON BALANCED

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
PREFERRED STOCKS (1.15 %)

   SECURITY & COMMODITY BROKERS (1.15 %)

 Merrill Lynch & Co., Inc. - Callable
   STRIDES (b)..............................   110,000      $ 1,199
                                                          ---------
 Total Preferred Stocks
 (cost: $ 1,093).......................................       1,199
                                                          ---------

COMMON STOCKS (56.62 %)

   AUTOMOTIVE (1.63 %)

 General Motors Corporation.................    35,000        1,701

   COMMERCIAL BANKS (3.46 %)

 Citigroup Inc. ............................    31,200        1,575
 Wells Fargo & Company......................    47,000        2,042

   COMMUNICATIONS EQUIPMENT (1.69 %)

 QUALCOMM Incorporated (a)..................    35,000        1,768

   COMPUTER & DATA PROCESSING SERVICES (5.42 %)

 Electronic Data Systems Corp. .............    44,500        3,050
 SunGard Data Systems Inc. (a)..............    90,000        2,604

   COMPUTER & OFFICE EQUIPMENT (0.72 %)

 Sun Microsystems, Inc. (a).................    61,000          750

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.31 %)

 General Electric Company...................    34,000        1,363

   ELECTRONIC COMPONENTS & ACCESSORIES (2.26 %)

 Tyco International Ltd. ...................    40,000        2,356

   FOOD & KINDRED PRODUCTS (4.71 %)

 Archer Daniels Midland Co. ................   169,050        2,426
 ConAgra Foods, Inc. (b)....................   105,000        2,496

   FOOD STORES (2.55 %)

 Kroger Co. (The) (a).......................   127,500        2,661

   HOLDING & OTHER INVESTMENT OFFICES (4.26 %)

 Equity Office Properties Trust.............    52,300        1,573
 Hospitality Properties Trust...............    97,500        2,876

   INDUSTRIAL MACHINERY & EQUIPMENT (2.17 %)

 Deere & Company............................    52,000        2,270

   INSURANCE (2.67 %)

 American International Group, Inc. ........    35,075        2,785

   OIL & GAS EXTRACTION (4.39 %)

 Apache Corporation.........................    37,400        1,866
 Occidental Petroleum Corporation (b).......   102,500        2,719

                                              NUMBER OF    MARKET
                                               SHARES       VALUE
                                              ---------   ---------
COMMON STOCKS (CONTINUED)

   PERSONAL CREDIT INSTITUTIONS (1.83 %)

 Household International, Inc. (b)..........    33,000     $  1,912

   PETROLEUM REFINING (3.34 %)

 BP Amoco PLC -- ADR........................    28,000        1,302
 Marathon Oil Corporation...................    73,000        2,190

   PHARMACEUTICALS (4.02 %)

 Abbott Laboratories........................    41,500        2,314
 Merck & Co., Inc. .........................    32,000        1,882

   PRIMARY METAL INDUSTRIES (2.04 %)

 Alcoa Inc. ................................    60,000        2,133

   SAVINGS INSTITUTIONS (2.15 %)

 Washington Mutual, Inc. ...................    68,500        2,240

   TELECOMMUNICATIONS (1.82 %)

 Verizon Communications, Inc. ..............    40,000        1,898

   U.S. GOVERNMENT AGENCIES (1.98 %)

 Fannie Mae.................................    26,000        2,067

   VARIETY STORES (2.20 %)

 Wal-Mart Stores, Inc. .....................    40,000        2,302
                                                          ---------
 Total Common Stocks
 (cost: $ 51,536)......................................      59,121
                                                          ---------
 Total Investment Securities
 (cost: $ 94,402)......................................   $ 103,329
                                                          =========

SUMMARY:

 Investments, at market value...............   98.95 %    $ 103,329
 Other assets in excess of liabilities......    1.05 %        1,098
                                              --------    ---------
 Net assets.................................  100.00 %    $ 104,427
                                              ========    =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 4,134. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR      American Depositary Receipt
STRIDES  Stock Return Income Debt Securities

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  326

     AEGON BALANCED

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $  94,402
                                                           =========
 Investments in securities, at market value..............  $ 103,329
 Cash....................................................        253
 Cash collateral for securities on loan..................      4,323
 Receivables:
   Securities sold.......................................          0
   Interest..............................................        854
   Dividends.............................................         91
   Other.................................................         11
                                                           ---------
     Total assets........................................    108,861
                                                           ---------
LIABILITIES:
 Securities purchased....................................          0
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         71
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................      4,323
   Other accrued liabilities.............................         40
                                                           ---------
     Total liabilities...................................      4,434
                                                           ---------
       Net assets........................................  $ 104,427
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................     50,000
                                                           =========
 Capital stock ($ .01 par value).........................  $      82
 Additional paid-in capital..............................     93,050
 Accumulated net investment income (loss)................      2,571
 Accumulated net realized gain (loss) on investment
   securities............................................       (203)
 Net unrealized appreciation (depreciation) on investment
   securities............................................      8,927
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 104,427
                                                           =========
 Shares outstanding......................................      8,218
                                                           =========
 Net asset value and offering price per share............  $   12.71
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $   2,378
 Dividends...............................................      1,214
 Foreign tax withheld....................................         (7)
                                                           ---------
     Total investment income.............................      3,585
                                                           ---------
EXPENSES:
 Investment advisory fees................................        863
 Printing and shareholder reports........................         80
 Custody fees............................................         24
 Administrative service fees.............................         21
 Legal fees..............................................          6
 Auditing fees...........................................         11
 Directors fees..........................................          4
 Registration fees.......................................          0
 Other fees..............................................          5
                                                           ---------
     Total expenses......................................      1,014
                                                           ---------
 Net investment income (loss)............................      2,571
                                                           ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......      9,506
 Change in unrealized appreciation (depreciation) on
   investment securities.................................    (15,588)
                                                           ---------
 Net gain (loss) on investment securities................     (6,082)
                                                           ---------
     Net increase (decrease) in net assets resulting from
       operations........................................  $  (3,511)
                                                           =========

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc. 327

     AEGON BALANCED

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $   2,571   $   1,970
 Net realized gain (loss) on investment securities..........      9,506      (3,529)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................    (15,588)      7,335
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (3,511)      5,776
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (470)     (2,072)
 In excess of net investment income.........................          0           0
 Net realized gains.........................................          0           0
 In excess of net realized gains............................          0           0
                                                              ---------   ---------
   Total distributions......................................       (470)     (2,072)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     15,332      15,866
 Dividends and distributions reinvested.....................        470       2,072
 Cost of shares redeemed....................................    (18,767)    (18,742)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................     (2,965)       (804)
                                                              ---------   ---------
 Net increase (decrease) in net assets......................     (6,946)      2,900
NET ASSETS:
 Beginning of year..........................................    111,373     108,473
                                                              ---------   ---------
 End of year................................................  $ 104,427   $ 111,373
                                                              =========   =========
 Accumulated net investment income..........................  $   2,571   $     470
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                   DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2001        2000        1999        1998       1997
                                                              ---------   ---------   ---------   --------   --------
Net asset value, beginning of year..........................  $   13.15   $   12.66   $   12.54   $  12.01   $  11.39
                                                              ---------   ---------   ---------   --------   --------
 Income from operations:
   Net investment income (loss).............................       0.30        0.24        0.26       0.35       0.38
   Net realized and unrealized gain (loss) on investments...      (0.68)       0.50        0.12       0.47       1.56
                                                              ---------   ---------   ---------   --------   --------
     Net income (loss) from operations......................      (0.38)       0.74        0.38       0.82       1.94
                                                              ---------   ---------   ---------   --------   --------
 Distributions:
   Dividends from net investment income.....................      (0.06)      (0.25)      (0.26)     (0.28)     (0.36)
   Dividends in excess of net investment income.............       0.00        0.00        0.00       0.00      (0.30)
   Distributions from net realized gains on investments.....       0.00        0.00        0.00       0.00      (0.66)
   Distributions in excess of net realized gains on
     investments............................................       0.00        0.00        0.00      (0.01)      0.00
                                                              ---------   ---------   ---------   --------   --------
     Total distributions....................................      (0.06)      (0.25)      (0.26)     (0.29)     (1.32)
                                                              ---------   ---------   ---------   --------   --------
Net asset value, end of year................................  $   12.71   $   13.15   $   12.66   $  12.54   $  12.01
                                                              =========   =========   =========   ========   ========
Total return................................................   (2.93) %      5.83 %      3.03 %     6.93 %    17.10 %
   Ratios and supplemental data:
   Net assets at end of period (in thousands)...............  $ 104,427   $ 111,373   $ 108,473   $ 95,000   $ 73,451
   Ratio of expenses to average net assets..................     0.94 %      0.88 %      0.89 %     0.91 %     0.94 %
   Ratio of net investment income (loss) to average net
     assets.................................................     2.38 %      1.85 %      2.06 %     2.89 %     3.13 %
   Portfolio turnover rate..................................    62.53 %     54.67 %     74.88 %    83.94 %    77.06 %

The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc. 328

     AEGON BALANCED

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON Balanced (the "portfolio", formerly known as WRL AEGON Balanced) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

At a Special Meeting to be held in 2002, shareholders will be asked to approve a merger with Transamerica Value Balanced, a portfolio within the AEGON/Transamerica Series Fund, Inc. The combined portfolio will be named Transamerica Value Balanced.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, and had a immaterial impact to the cost of securities and net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 8 is included in interest income

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

The revised AICPA Audit and Accounting Guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized


                     AEGON/Transamerica Series Fund, Inc. 329

     AEGON BALANCED

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.80 %         1.00 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with AEGON USA Investment Management, Inc. ("AEGON") to provide investment services to the portfolio and compensates AEGON as described in the Fund's Statement of Additional Information. AEGON is an indirect wholly owned subsidiary of AEGON NV.

AEGON may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or AEGON. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or AEGON during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan


                     AEGON/Transamerica Series Fund, Inc. 330

     AEGON BALANCED

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

amounts was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are as follows:

Purchases of securities:
  Long-term excluding U.S. Government..........  $ 42,333
  U.S. Government securities...................    23,446

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government..........    53,221
  U.S. Government securities...................    11,306

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................   1,202    1,229
Shares issued - reinvestment of
  dividends and distributions...........      36      156
Shares redeemed.........................  (1,487)  (1,486)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................    (249)    (101)
                                          ======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed. Prior year capital loss carryforward in the amount of $ 9,506 was utilized during the year ended December 31, 2001.

     NET CAPITAL LOSS
       CARRYFORWARD               AVAILABLE THROUGH
     ----------------             -----------------
           $ 203                  December 31, 2008

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................    $ 94,402
                                                 ========
Unrealized appreciation......................    $ 10,753
Unrealized (depreciation)....................      (1,826)
                                                 --------
Net unrealized appreciation (depreciation)...    $  8,927
                                                 ========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets equals total expenses less fees paid indirectly.


                    AEGON/Transamerica Series Fund, Inc. 331

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of AEGON Balanced

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEGON Balanced (previously WRL AEGON Balanced) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                    AEGON/Transamerica Series Fund, Inc. 332

AMERICAN CENTURY INCOME & GROWTH

....seeks dividend growth current income and capital appreciation.

MARKET ENVIRONMENT

The biggest economic expansion in the post-World War II era ended when the economy contracted in the latter half of 2001. As demand weakened, businesses sold off inventories, cut jobs and slashed spending. Then, economic activity virtually stopped in the days after the September 11th attacks. The manufacturing sector extended its slump, while unemployment rose to 5.8 % in December (a six-year high).

As the foreboding economic data rolled in, the Federal Reserve Board ("Fed") cut overnight lending rates eleven times to a 40-year low, while Congress cut taxes and debated a stimulus bill. The Fed's rate cuts helped push mortgage rates to 30-year lows, causing a record wave of mortgage refinancing.

Lower mortgage rates kept the housing market afloat, while cheaper oil helped consumer spending. Inflation was tame, thanks to low commodity prices and tempered wage gains. Worries about inflation faded into talk of deflation, as companies froze salaries and slashed prices to stimulate demand.

The U.S. stock market's performance reflected one of the worst corporate profit slumps in history. Stock prices fell with corporate earnings for most of the year, pulling stocks down to three-year lows in September. Since then, stock prices have bounced despite continued profit shortfalls, as improving economic data made investors hopeful for an earnings rebound in 2002.

PERFORMANCE

From inception, May 1, 2001 through December 31, 2001, American Century Income & Growth returned (5.20)%, as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), which returned (7.24)% for the same period. Stock selection in energy and financial shares enhanced performance, while the portfolio's risk controls helped it stay in balance with the S&P 500.

STRATEGY REVIEW

During the year 2001, American Century Income & Growth held its value better than the S&P 500. Many aspects of the portfolio's structure helped - the portfolio's value orientation, its focus on dividend-paying stocks, and slightly lower beta (a measure of volatility) are all good factors in a down market. About a fifth of the portfolio was invested in medium-sized companies, which also helped as mid-cap stocks generally outperformed large caps. Stock selection was strongest among energy, financial and technology stocks, which account for about half of the S&P 500's total market capitalization. Looking at individual stocks, American Century Income & Growth held overweights in the strongest performers across a wide array of industries - companies like Sears, Roebuck and Co., Ultramar Diamond Shamrock Corporation, Bank of America Corporation, and Johnson & Johnson. Avoiding Enron Corp. for most of the year was a plus, as its shares plummeted when the company filed the biggest bankruptcy in U.S. history.

OUTLOOK

To be sure, there's a lot of economic stimulus in the pipeline -- rate cuts, record mortgage refinancing activity and multi-billion dollar government spending packages. The market will watch the economy closely to see whether that stimulus causes a swift economic rebound sometime next year. Of course, international events, weakness in corporate profits, and slower consumer and business spending could continue to drag on the economy. Recently, the economic data has taken a better tone, as some signs of economic stability are emerging.

We will continue to focus on building the portfolio based on analysis of individual companies. We'll adhere to the portfolio's structured, disciplined process instead of making big bets based on the uncertain economic environment.


/s/ JOHN SCHNEIDWIND                                   /s/ KURT BOUGWARDT
    JOHN SCHNEIDWIND, CFA                             KURT BOUGWARDT, CFA

                        American Century Income & Growth
                               Portfolio Managers

The views expressed in this commentary on American Century Income & Growth reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                    AEGON/Transamerica Series Fund, Inc. 333

AMERICAN CENTURY INCOME & GROWTH

Stock selection was strongest among energy, financial and technology stocks, which account for about half of the S&P 500's total market capitalization.

                                                         [AMERICAN CENTURY LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. American Century Income & Growth and the Standard and Poor's 500 Composite Stock Index.

[_] American Century Income & Growth    $ 9,480

[_] S&P 500                             $ 9,276

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
  1 Year                 5 Years             10 Years            From Inception
--------------------------------------------------------------------------------
    N/A                    N/A                 N/A                 (5.20)%

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.


                           Portfolio          S&P Index
Inception 05/1/01           $10,000            $10,000
Period Ended 12/31/01       $ 9,480            $ 9,276



(*) INCEPTION

American Century Income & Growth commenced operations on 5/1/01. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                         3.42 %
General Electric Company                               3.02 %
Microsoft Corporation                                  2.79 %
Pfizer Inc.                                            2.71 %
iShares S&P 500 Index Fund                             2.68 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                       8.78 %
Pharmaceuticals                                        8.34 %
Telecommunications                                     7.03 %
Computer & Data Processing Services                    6.91 %
Petroleum Refining                                     5.31 %

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the fund's current prospectus.


                    AEGON/Transamerica Series Fund, Inc. 334

     AMERICAN CENTURY INCOME & GROWTH

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (98.20 %)

   AEROSPACE (1.72 %)

 Boeing Company (The)........................     1,015    $   39
 Lockheed Martin Corporation.................       921        43
 United Technologies Corporation.............       546        35

   AGRICULTURE (0.07 %)

 Dole Food Company, Inc......................       202         5

   AIR TRANSPORTATION (0.04 %)

 Southwest Airlines Co. .....................       156         3

   AMUSEMENT & RECREATION SERVICES (0.69 %)

 Disney (Walt) Company (The).................     2,284        47

   APPAREL & ACCESSORY STORES (0.06 %)

 Talbots, Inc. (The).........................       120         4

   AUTO REPAIR, SERVICES & PARKING (0.03 %)

 Ryder System, Inc...........................        78         2

   AUTOMOTIVE (1.00 %)

 Ford Motor Company..........................     1,039        16
 Honeywell International Inc. ...............       112         4
 Magna International Inc. - Class A..........       750        48

   AUTOMOTIVE DEALERS & SERVICE STATIONS (0.06 %)

 AutoNation, Inc. (a)........................       344         4

   BEVERAGES (0.87 %)

 Coca-Cola Company (The).....................       364        17
 Coors (Adolph) Company......................        54         3
 PepsiCo, Inc. ..............................       810        39

   BUSINESS SERVICES (1.18 %)

 First Data Corporation......................       414        32
 Omnicom Group, Inc. ........................       171        15
 TMP Worldwide Inc. (a)......................        85         4
 Viad Corp...................................     1,241        29

   CHEMICALS & ALLIED PRODUCTS (2.76 %)

 Church & Dwight Co., Inc. ..................       156         4
 Clorox Company (The)........................       343        14
 Eastman Chemical Company....................       162         6
 Lubrizol Corporation (The)..................       805        28
 Pharmacia Corporation.......................       735        31
 Procter & Gamble Company (The)..............     1,147        91
 RPM, Inc. ..................................       121         2
 Smith International, Inc. (a)...............       198        11

                                                          NUMBER OF   MARKET
                                                           SHARES     VALUE
                                                          ---------   ------
COMMON STOCKS (CONTINUED)

   COMMERCIAL BANKS (8.78 %)

 AmSouth Bancorporation.................................     1,316    $   25
 Bank of America Corporation............................     2,752       173
 Bank One Corporation...................................        85         3
 Citigroup Inc. ........................................     4,578       232
 Comerica Incorporated..................................       334        19
 Cullen/Frost Bankers, Inc. ............................        52         2
 First Tennessee National Corporation...................     1,128        41
 Hibernia Corporation - Class A.........................       167         3
 MBNA Corporation.......................................        89         3
 Providian Financial Corporation........................     1,721         6
 SunTrust Banks, Inc. ..................................       267        17
 U.S. Bancorp...........................................       762        16
 Union Planters Corporation.............................        61         3
 UnionBanCal Corporation................................       680        26
 Wachovia Corporation...................................       547        17
 Zions Bancorporation...................................       179         9

   COMMUNICATION (0.57 %)

 Comcast Corporation - Class A (a)......................       394        14
 Echostar Communications Corporation - Class A (a)......       600        16
 PanAmSat Corporation (a)...............................       427         9

   COMMUNICATIONS EQUIPMENT (1.62 %)

 Corning Incorporated...................................     1,533        14
 L-3 Communications Holdings, Inc. (a)..................       379        34
 Nortel Networks Corporation............................     1,331        10
 QUALCOMM Incorporated (a)..............................       272        14
 Scientific-Atlanta, Inc. ..............................     1,427        34
 TeleCorp PCS, Inc. - Class A (a).......................       168         2
 UTStarcom, Inc. (a)....................................        63         2

   COMPUTER & DATA PROCESSING SERVICES (6.91 %)

 AOL Time Warner Inc. (a)...............................     3,314       106
 Automatic Data Processing, Inc. .......................       258        15
 Cerner Corporation (a).................................       231        12
 Computer Associates International, Inc. ...............       723        25
 Electronic Data Systems Corp. .........................       883        61
 Mentor Graphics Corporation (a)........................       990        23
 Microsoft Corporation (a)..............................     2,844       189
 Oracle Corporation (a).................................     2,114        29
 Reynolds and Reynolds Company (The) - Class A..........        91         2
 VeriSign, Inc. (a).....................................       180         7

   COMPUTER & OFFICE EQUIPMENT (4.69 %)

 Cisco Systems, Inc. (a)................................     3,160        57
 Dell Computer Corporation (a)..........................     1,187        32
 Hewlett-Packard Company................................     1,030        21
 International Business Machines
   Corporation..........................................     1,146       139
 Pitney Bowes Inc. .....................................     1,104        42
 Storage Technology Corporation (a).....................       509        11

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                    AEGON/Transamerica Series Fund, Inc. 335

     AMERICAN CENTURY INCOME & GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (CONTINUED)

   COMPUTER & OFFICE EQUIPMENT (CONTINUED)

 Sun Microsystems, Inc. (a)..................       307       $ 4
 Xerox Corporation...........................     1,124        12

   CONSTRUCTION (0.91 %)

 Ashland Inc. ...............................       886        41
 Centex Corporation..........................       164         9
 KB Home.....................................       292        12

   DEPARTMENT STORES (2.24 %)

 Federated Department Stores, Inc. (a).......       834        34
 May Department Stores Company (The).........       615        23
 Sears, Roebuck and Co. .....................     1,992        95

   DRUG STORES & PROPRIETARY STORES (0.06 %)

 Longs Drug Store Corporation................       161         4

   ELECTRIC SERVICES (1.86 %)

 American Electric Power Company, Inc. ......       105         5
 Calpine Corporation (a).....................       164         3
 Dominion Resources, Inc. ...................       435        26
 DTE Energy Company..........................        58         2
 Entergy Corporation.........................       643        25
 FirstEnergy Corp. ..........................         6        (b)
 Mirant Corporation (a)......................       349         6
 PNM Resources, Inc. ........................       200         6
 Potomac Electric Power Company..............       159         4
 PPL Corporation.............................        76         3
 Reliant Energy, Incorporated................       960        25
 Reliant Resources, Inc. (a).................        78         1
 TXU Corp. ..................................       430        20

   ELECTRIC, GAS & SANITARY SERVICES (2.06 %)

 ALLETE......................................       287         7
 Alliant Energy Corporation..................       441        13
 Exelon Corporation..........................       131         6
 PG&E Corporation (a)........................       468         9
 Sempra Energy...............................     2,242        55
 UtiliCorp United, Inc. .....................     1,971        50

   ELECTRICAL GOODS (0.06 %)

 Arrow Electronics, Inc. (a).................       142         4

   ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.52 %)

 C&D Technologies, Inc. .....................        93         2
 Eaton Corporation...........................        37         3
 General Electric Company....................     5,083       205
 Whirlpool Corp. ............................       390        29

   ELECTRONIC COMPONENTS & ACCESSORIES (4.08 %)

 Analog Devices, Inc. (a)....................       235        10
 Broadcom Corporation - Class A (a)..........       228         9
 Celestica Inc. (U.S.) (a)...................        90         4

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (CONTINUED)

   ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)

 Flextronics International Ltd. (a)..........       417    $   10
 Intel Corporation...........................     2,069        65
 Linear Technology Corporation...............       482        19
 Maxim Integrated Products (a)...............       179         9
 Mercury Computer Systems, Inc. (a)..........        28         1
 NVIDIA Corporation (a)......................       453        30
 PMC-Sierra, Inc. (a)........................       235         5
 Texas Instruments Incorporated..............       381        11
 Tyco International Ltd. ....................     1,771       104

   FABRICATED METAL PRODUCTS (0.60 %)

 Fortune Brands, Inc. .......................       151         6
 McDermott International, Inc. (a)...........       205         3
 Shaw Group Inc. (The) (a)...................       715        17
 Stanley Works (The).........................       321        15

   FINANCE (2.68 %)

 iShares S&P 500 Index Fund..................     1,590       182

   FOOD & KINDRED PRODUCTS (1.33 %)

 Archer Daniels Midland Co. .................     1,190        17
 ConAgra Foods, Inc. ........................       654        16
 Kellogg Company.............................       212         6
 Kraft Foods, Inc. ..........................        80         3
 Sara Lee Corporation........................     1,326        29
 Unilever NV - NY Shares.....................       338        19

   FOOD STORES (0.16 %)

 Winn-Dixie Stores, Inc. ....................       770        11

   FURNITURE & FIXTURES (0.29 %)

 Johnson Controls, Inc. .....................       160        13
 Lear Corporation (a)........................       173         7

   FURNITURE & HOME FURNISHINGS STORES (0.16 %)

 Pier 1 Imports, Inc. .......................       618        11

   GAS PRODUCTION & DISTRIBUTION (0.46 %)

 Keyspan Corporation.........................       517        18
 Nicor Inc. .................................       224         9
 Peoples Energy Corporation..................       115         4

   HOLDING & OTHER INVESTMENT OFFICES (0.90 %)

 CarrAmerica Realty Corporation..............       249         7
 Liberty Property Trust......................       192         6
 Mack-Cali Realty Corporation................       262         8
 Plum Creek Timber Company, Inc. ............     1,397        40

   HOTELS & OTHER LODGING PLACES (0.03 %)

 Starwood Hotels & Resorts Worldwide, Inc. ..        53         2

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  336

     AMERICAN CENTURY INCOME & GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
 COMMON STOCKS (CONTINUED)

   INDUSTRIAL MACHINERY & EQUIPMENT (1.46 %)

 AGCO Corporation............................       336    $    5
 Caterpillar, Inc. ..........................       608        32
 Ingersoll-Rand Company......................        76         3
 Lam Research Corporation (a)................     1,350        31
 Novellus Systems, Inc. (a)..................        69         3
 York International Corporation..............       660        25

   INSTRUMENTS & RELATED PRODUCTS (2.18 %)

 Agilent Technologies, Inc. (a)..............       573        16
 Eastman Kodak Company.......................       933        27
 KLA-Tencor Corporation (a)..................       571        28
 PerkinElmer, Inc. ..........................       950        33
 Rockwell International Corporation..........     1,845        33
 Tektronix, Inc. (a).........................       446        11

   INSURANCE (4.86 %)

 American International Group, Inc. .........     1,088        86
 Cigna Corporation...........................       479        44
 Conseco, Inc. (a)...........................       410         2
 Fidelity National Financial, Inc. ..........     1,461        36
 First American Corporation (The)............       561        11
 Health Net Inc. (a).........................       179         4
 MBIA, Inc. .................................        57         3
 Old Republic International Corp. ...........     1,119        31
 Oxford Health Plans, Inc. (a)...............     1,765        53
 PMI Group, Inc. (The).......................       206        14
 Progressive Corporation (The)...............        22         3
 Radian Group, Inc. .........................       295        13
 WellPoint Health Networks Inc. (a)..........       253        30

   INSURANCE AGENTS, BROKERS & SERVICE (0.44 %)

 MetLife, Inc. ..............................       942        30

   LIFE INSURANCE (0.84 %)

 Lincoln National Corporation................     1,015        49
 Protective Life Corporation.................        85         2
 Prudential Financial, Inc. (a)..............       185         6

   LUMBER & OTHER BUILDING MATERIALS (0.07 %)

 Home Depot, Inc. (The)......................        99         5

   LUMBER & WOOD PRODUCTS (0.16 %)

 Rayonier, Inc. .............................       218        11

   MANAGEMENT SERVICES (0.15 %)

 Paychex, Inc. ..............................       298        10

   MANUFACTURING INDUSTRIES (0.18 %)

 Callaway Golf Company.......................       156         3
 International Game Technology (a)...........       135         9

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (CONTINUED)

   MEDICAL INSTRUMENTS & SUPPLIES (0.01 %)

 Medtronic, Inc. ............................        27    $    1

   METAL MINING (0.04 %)

 Placer Dome, Inc. ..........................       244         3

   MINING (0.31 %)

 Consol Energy Inc. .........................       852        21

   MORTGAGE BANKERS & BROKERS (0.77 %)

 Countrywide Credit Industries, Inc. ........       973        40
 GreenPoint Financial Corp. .................       326        12

   OIL & GAS EXTRACTION (2.09 %)

 BJ Services Company (a).....................       109         4
 GlobalSantaFe Corporation...................       489        14
 Halliburton Company.........................       512         7
 Noble Drilling Corporation (a)..............        98         3
 Occidental Petroleum Corporation............     4,138       110
 Unocal Corporation..........................       112         4

   PAPER & ALLIED PRODUCTS (0.53 %)

 Bemis Company, Inc. ........................        87         4
 International Paper Company.................       660        27
 Pactiv Corporation (a)......................       254         5

   PERSONAL CREDIT INSTITUTIONS (0.53 %)

 Metris Companies Inc. ......................     1,383        36

   PETROLEUM REFINING (5.31 %)

 ChevronTexaco Corporation...................     1,055        95
 Conoco Inc. ................................       558        16
 Exxon Mobil Corporation.....................     3,348       132
 Marathon Oil Corporation....................     1,479        44
 Royal Dutch Petroleum Company - NY
   Registered Shares.........................     1,499        73

   PHARMACEUTICALS (8.34 %)

 American Home Products Corporation..........       369        23
 Amgen Inc. (a)..............................        61         3
 Barr Laboratories, Inc. (a).................       105         8
 Bristol-Myers Squibb Co. ...................     1,264        64
 Cardinal Health, Inc. ......................        98         6
 Elan Corporation PLC - ADR (a)..............       145         7
 IVAX Corporation (a)........................       167         3
 Johnson & Johnson...........................     1,743       103
 Lilly (Eli) and Company.....................       306        24
 Merck & Co., Inc. ..........................     1,646        97
 Mylan Laboratories Inc. ....................       139         5
 Pfizer Inc. ................................     4,581       184
 Schering-Plough Corporation.................     1,057        38

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  337

     AMERICAN CENTURY INCOME & GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT SHARE AMOUNTS IN THOUSANDS)

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (CONTINUED)

   PRIMARY METAL INDUSTRIES (0.38 %)

 Alcoa Inc. .................................       161    $    6
 Engelhard Corporation.......................       718        20

   PRINTING & PUBLISHING (0.91 %)

 American Greetings Corporation - Class A....       629         9
 Deluxe Corporation..........................     1,260        52
 Donnelley (R.R.) & Sons Company.............        42         1

   RADIO & TELEVISION BROADCASTING (0.34 %)

 USA Networks, Inc. (a)......................       839        23

   RADIO, TELEVISION, & COMPUTER STORES (0.09 %)

 Circuit City Stores, Inc. - Circuit City
   Group.....................................       222         6

   RAILROADS (0.16 %)

 Burlington Northern Santa Fe Corp. .........       209         6
 Union Pacific Corporation...................        90         5

   RESIDENTIAL BUILDING CONSTRUCTION (0.43 %)

 Lennar Corporation..........................       624        29

   RETAIL TRADE (0.10 %)

 Office Depot, Inc. (a)......................       125         2
 Zale Corporation (a)........................       121         5

   RUBBER & MISC. PLASTIC PRODUCTS (0.24 %)

 Cooper Tire & Rubber Company................        56         1
 Tupperware Corporation......................       759        15
   SAVINGS INSTITUTIONS (0.46 %)

 Washington Federal, Inc. ...................        96         2
 Washington Mutual, Inc. ....................       884        29

   SECURITY & COMMODITY BROKERS (2.21 %)

 AmeriCredit Corp. (a).......................       262         8
 Bear Stearns Companies Inc. (The)...........       198        12
 Lehman Brothers Holdings Inc. ..............       613        41
 Morgan Stanley Dean Witter & Co. ...........     1,397        78
 Raymond James Financial, Inc. ..............       320        11

   SHOE STORES (0.13 %)

 Foot Locker, Inc. (a).......................       600         9

   STONE, CLAY & GLASS PRODUCTS (0.04 %)

 Owens-Illinois, Inc. (a)....................       276         3

   TELECOMMUNICATIONS (7.03 %)

 Aether Systems, Inc. (a)....................       315         3
 AT&T Corp. .................................       882        16
 AT&T Wireless Services, Inc. (a)............     5,400        78

                                               NUMBER OF   MARKET
                                                SHARES     VALUE
                                               ---------   ------
COMMON STOCKS (CONTINUED)

   TELECOMMUNICATIONS (CONTINUED)

 BellSouth Corporation.......................     2,008    $   77
 SBC Communications Inc. ....................     2,383        93
 Sprint Corporation (FON Group)..............     1,277        26
 Telephone and Data Systems, Inc. ...........        43         4
 Verizon Communications, Inc. ...............     2,976       141
 WorldCom, Inc. - MCI Group..................       602         8
 WorldCom, Inc. - WorldCom Group (a).........     2,157        30

   TOBACCO PRODUCTS (0.31 %)

 Philip Morris Companies Inc. ...............       449        21

   U.S. GOVERNMENT AGENCIES (1.92 %)

 Fannie Mae..................................     1,084        86
 Freddie Mac.................................       671        44

   VARIETY STORES (1.09 %)

 Wal-Mart Stores, Inc. ......................     1,281        74

   WATER TRANSPORTATION (0.80 %)

 Carnival Corporation........................     1,938        54

   WHOLESALE TRADE DURABLE GOODS (0.50 %)

 Fisher Scientific International Inc. (a)....       317         9
 Tech Data Corporation (a)...................       575        25

   WHOLESALE TRADE NONDURABLE GOODS (0.34 %)

 Fleming Companies, Inc. ....................       546        10
 SUPERVALU INC. .............................       416         9
 SYSCO Corporation...........................       151         4
                                                           ------
 Total Common Stocks
 (cost: $ 6,477)........................................    6,663
                                                           ------
 Total Investment Securities
 (cost: $ 6,477)........................................   $6,663
                                                           ======
SUMMARY:

 Investments, at market value................   98.20 %    $6,663
 Other assets in excess of liabilities.......    1.80 %       122
                                               --------    ------
 Net assets..................................  100.00 %    $6,785
                                               ========    ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  No dividends were paid during the preceding twelve months.
(b)  Market value is less than $ 1.

DEFINITIONS:

ADR  American Depositary Receipt

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  338

     AMERICAN CENTURY INCOME & GROWTH

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $  6,477
                                                           ========
 Investments in securities, at market value..............  $  6,663
 Cash....................................................       241
 Receivables:
   Securities sold.......................................         0
   Interest..............................................         0
   Dividends.............................................         8
   Other.................................................         0
                                                           --------
     Total assets........................................     6,912
                                                           --------
LIABILITIES:
 Securities purchased....................................       120
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         4
   Dividends to shareholders.............................         0
   Other accrued liabilities.............................         3
                                                           --------
     Total liabilities...................................       127
                                                           --------
       Net assets........................................  $  6,785
                                                           ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    50,000
                                                           ========
 Capital stock ($ .01 par value).........................  $      7
 Additional paid-in capital..............................     6,625
 Accumulated net investment income (loss)................         7
 Accumulated net realized gain (loss) on investment
   securities............................................       (40)
 Net unrealized appreciation (depreciation) on investment
   securities............................................       186
                                                           --------
 Net assets applicable to outstanding shares of
   capital...............................................  $  6,785
                                                           ========
 Shares outstanding......................................       716
                                                           ========
 Net asset value and offering price per share............  $   9.48
                                                           ========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001(1)

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...................................................  $   2
 Dividends..................................................     26
                                                              -----
   Total investment income..................................     28
                                                              -----
EXPENSES:
 Investment advisory fees...................................     14
 Printing and shareholder reports...........................      1
 Custody fees...............................................     70
 Administrative service fees................................      0
 Legal fees.................................................      0
 Auditing fees..............................................      6
 Directors fees.............................................      0
 Registration fees..........................................      0
 Other fees.................................................      0
                                                              -----
   Total expenses...........................................     91
LESS:
 Advisory fee waiver and expense reimbursement..............     70
                                                              -----
   Net expenses.............................................     21
                                                              -----
 Net investment income (loss)...............................      7
                                                              -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities..........    (40)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................    186
                                                              -----
 Net gain (loss) on investment securities...................    146
                                                              -----
     Net increase (decrease) in net assets resulting from
       operations...........................................  $ 153
                                                              =====

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  339

     AMERICAN CENTURY INCOME & GROWTH

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
OPERATIONS:
 Net investment income (loss)...............................    $     7
 Net realized gain (loss) on investment securities..........        (40)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................        186
                                                                -------
 Net increase (decrease) in net assets resulting from
   operations...............................................        153
                                                                -------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................          0
 In excess of net investment income.........................          0
 Net realized gains.........................................          0
 In excess of net realized gains............................          0
                                                                -------
   Total distributions......................................          0
                                                                -------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................      6,965
 Dividends and distributions reinvested.....................          0
 Cost of shares redeemed....................................       (333)
                                                                -------
   Increase (decrease) in net assets from capital share
     transactions...........................................      6,632
                                                                -------
 Net increase (decrease) in net assets......................      6,785
NET ASSETS:
 Beginning of year..........................................          0
                                                                -------
 End of year................................................    $ 6,785
                                                                =======
 Accumulated net investment income..........................    $     7
                                                                =======

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                              DECEMBER 31,
                                                                2001(1)
                                                              ------------
Net asset value, at inception...............................   $   10.00
                                                               ---------
 Income from operations:
   Net investment income (loss).............................        0.03
   Net realized and unrealized gain (loss) on investments...       (0.55)
                                                               ---------
     Net income (loss) from operations......................       (0.52)
                                                               ---------
 Distributions:
   Dividends from net investment income.....................        0.00
   Dividends in excess of net investment income.............        0.00
   Distributions from net realized gains on investments.....        0.00
   Distributions in excess of net realized gains on
     investments............................................        0.00
                                                               ---------
     Total distributions....................................        0.00
                                                               ---------
Net asset value, end of year................................   $    9.48
                                                               =========
Total return................................................     (5.20)%
Ratios and supplemental data:
   Net assets at end of year (in thousands).................   $   6,785
   Ratio of total expenses to average net assets............      5.95 %
   Ratio of net expenses to average net assets..............      1.40 %
   Ratio of net investment income (loss) to average net
     assets.................................................      0.50 %
   Portfolio turnover rate..................................     46.51 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  340

     AMERICAN CENTURY INCOME & GROWTH

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

American Century Income & Growth (the "portfolio") a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. The Annual Report reflects the period from the inception date of the portfolio, which was May 1, 2001.

See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

D. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

E. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/


                   AEGON/Transamerica Series Fund, Inc.  341

     AMERICAN CENTURY INCOME & GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.90 %         1.40 %

AEGON/Transamerica Advisers receives compensation for its services at .90 % of the first $ 100 million of the portfolio's average daily net assets; .85 % of average daily net assets over $ 100 million up to $ 250 million; and .80 % of average daily net assets in excess of $ 250 million.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with American Century Investment Management, Inc. ("American Century") to provide investment services to the portfolio and compensates American Century as described in the Fund's Statement of Additional Information.

American Century may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or American Century. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or American Century during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, there was no allocation of the market value of invested plan amounts to the portfolio.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government..........  $ 7,527
  U.S. Government securities...................      125

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government..........    1,134
  U.S. Government securities...................        0


                   AEGON/Transamerica Series Fund, Inc.  342

     AMERICAN CENTURY INCOME & GROWTH

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                            DECEMBER 31,
                                              2001(1)
                                            ------------
Shares issued.............................      753
Shares issued - reinvestment of dividends
  and distributions.......................        0
Shares redeemed...........................      (37)
                                                ---
Net increase (decrease) in shares
  outstanding.............................      716
                                                ===

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes. The portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001 of $ 8 (Post-October Losses Deferred) as having been incurred in the fiscal year ending December 31, 2002.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed.

NET CAPITAL LOSS
  CARRYFORWARD     AVAILABLE THROUGH
----------------   -----------------
      $ 26         December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.........................  $ 6,483
                                                 =======
Unrealized appreciation........................  $   312
Unrealized (depreciation)......................     (132)
                                                 -------
Net unrealized appreciation (depreciation).....  $   180
                                                 =======

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout the year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. Ratio of net expenses to average net assets is calculated based on net expenses that equal total expenses less the advisory fee waiver (see Note 2A).


                   AEGON/Transamerica Series Fund, Inc.  343

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of American Century Income & Growth

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Income & Growth (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period May 1, 2001 (commencement of operations) through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002


                   AEGON/Transamerica Series Fund, Inc.  344

AEGON BOND

.....seeks the highest possible current income within the confines of the primary goal of ensuring protection of capital.



MARKET ENVIRONMENT

The Federal Reserve Board's ("Fed") frequent and steady rate cuts during 2001 had a significant impact on bond market activity throughout the year. At the beginning of the year, treasuries with a very short maturity had a higher yield than 30-year bonds, a phenomenon known as inversion. By the end of the year, the longer the maturity, the higher the yield a treasury offered. Treasuries rallied throughout the year as the Fed continued to bring rates down, although yields on long-term treasuries seemed to find a floor during the third and fourth quarters. The events of September 11th and a weakening economy provided for significant volatility during the year.

PERFORMANCE

For the year ended December 31, 2001, AEGON Bond returned 8.07% while its benchmark, the Lehman Brothers U.S. Government/Credit Index, returned 8.50%. The portfolio's position in corporate and agency bonds, which rallied during the year, was beneficial.

STRATEGY REVIEW

The portfolio maintained a higher average duration early in the year but became more defensive in later months. Transaction volume during the year was relatively heavy, which can be expected in times of volatility. The focus of the activity was on curve positioning, duration and security selection. In addition, the volatility in cash flows required more active trading. The portfolio remains moderately overweighted in corporate and government agency securities when compared with the index.

The portfolio is broadly diversified across all dimensions. Duration is very similar to the index. The average maturity of the portfolio remained somewhat shorter than the index through the year, with a relatively large exposure to intermediate maturity. The average quality of the portfolio remains high at AA and very similar to the index. The portfolio continues to have exposure to asset-backed securities, commercial mortgage-backed securities and government agency pass-throughs to provide diversification while enhancing overall quality. We will continue tracking economic warning or recovery signals.

OUTLOOK

Now that recession has been declared in the United States, investor focus is on recovery. Before September 11th, economic indicators were beginning to show a few positive signs and an economic stabilization seemed to be on the horizon. After the period of high volatility and uncertainty in September and October, we return to positive indicators again. Consensus seems to suggest a mid-to-late 2002 recovery, but more economists seem to be predicting a slightly longer recession than earlier thought. Signals are still mixed, although there are some positive signs. Consumer attitudes are elevated in after the post-September period despite continued layoffs. Housing has continued to surprise the market, including new home starts as well as existing home sales. Attractive financing rates have certainly helped to keep this activity high. The Fed will continue to be supportive, adding liquidity to the economy and encouraging spending through low lending rates. Once a recovery seems to be under way, there will be a focus on promoting steady growth.


/s/ CLIFFORD A. SHEETS                                     /s/ DAVID R. HALFPAP
CLIFFORD A. SHEETS                                         DAVID R. HALFPAP

                                   AEGON Bond
                               Portfolio Managers


The views expressed in this commentary on AEGON Bond reflect those of the portfolio managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.


                   AEGON/Transamerica Series Fund, Inc.  345

AEGON BOND

Once a recovery seems to be under way, there will be a focus on promoting steady growth.

                                                                    [AEGON LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. AEGON Bond and the Lehman Brothers U.S. Government/Credit Index.

[_] AEGON Bond             $ 19,263

[_] LB Gov't./Credit       $ 20,182

Portfolio Average Annual Total Return
As of December 31, 2001

--------------------------------------------------------------------------------
   1 Year          5 Years            10 Years           From Inception
--------------------------------------------------------------------------------
   8.07 %           6.78 %              6.78 %                7.35 %

Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Lehman Brothers U.S. Government/Credit Index
(LB) over the same time frame.

                        Portfolio                LB Index
                        ---------                --------
FYE 12/31/91             $10,000                  $10,000
FYE 12/31/92             $10,680                  $10,761
FYE 12/31/93             $12,109                  $11,946
FYE 12/31/94             $11,270                  $11,528
FYE 12/31/95             $13,860                  $13,744
FYE 12/31/96             $13,879                  $14,144
FYE 12/31/97             $15,149                  $15,524
FYE 12/31/98             $16,559                  $16,996
FYE 12/31/99             $16,073                  $16,632
FYE 12/31/00             $17,822                  $18,603
FYE 12/31/01             $19,263                  $20,182


*Inception 10/02/1986

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Ginnie Mae 6.50%, due 09/15/31               3.90%
Fannie Mae 5.50%, due 11/01/16               3.83%
U.S. Treasury Bond 6.50%, due 11/15/26       3.64%
U.S. Treasury Note 6.50%, due 02/15/10       2.36%
U.S. Treasury Bond 6.25%, due 05/15/30       2.29%


FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than equal to 6 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.


This material must be preceded or accompanied by the Fund's current prospectus.


                   AEGON/Transamerica Series Fund, Inc.  346

     AEGON BOND

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
U.S. GOVERNMENT OBLIGATIONS (16.40 %)

 U.S. Treasury Bond (a)
   7.25 %, due 05/15/2016....................  $   3,000   $   3,468
 U.S. Treasury Bond (a)
   7.50 %, due 11/15/2016....................      3,250       3,843
 U.S. Treasury Bond (a)
   6.25 %, due 08/15/2023....................      5,000       5,293
 U.S. Treasury Bond
   6.50 %, due 11/15/2026....................      8,500       9,325
 U.S. Treasury Bond (a)
   5.25 %, due 11/15/2028....................      5,500       5,152
 U.S. Treasury Bond (a)
   6.25 %, due 05/15/2030....................      5,400       5,850
 U.S. Treasury Note (a)
   6.50 %, due 02/15/2010....................      5,500       6,042
 U.S. Treasury Note (a)
   5.00 %, due 08/15/2011....................      3,000       2,993
                                                           ---------
 Total U.S. Government Obligations (cost: $ 41,769).....      41,966
                                                           ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS (23.12 %)

 Fannie Mae
   5.25 %, due 01/15/2003....................      5,000       5,149
 Fannie Mae
   6.63 %, due 10/15/2007....................      5,000       5,388
 Fannie Mae
   6.00 %, due 10/01/2016....................      4,928       4,944
 Fannie Mae
   5.50 %, due 11/01/2016....................      9,961       9,801
 Fannie Mae - Pool # 609592
   6.00 %, due 11/01/2031....................      4,994       4,891
 Fannie Mae - Pool # 609623
   6.00 %, due 11/01/2031....................      4,995       4,891
 Freddie Mac
   6.25 %, due 07/15/2004....................      4,000       4,249
 Ginnie Mae
   6.50 %, due 08/15/2031....................      4,861       4,883
 Ginnie Mae
   6.50 %, due 09/15/2031....................      9,938       9,982
 Ginnie Mae
   6.50 %, due 10/15/2031....................      4,962       4,985
                                                           ---------
 Total U.S. Government Agency Obligations (cost:
 $ 59,452)..............................................      59,163
                                                           ---------

FOREIGN GOVERNMENT OBLIGATIONS (0.62 %)

 Republic of South Africa
   9.13 %, due 05/19/2009....................      1,500       1,598
                                                           ---------
 Total Foreign Government Obligations (cost: $ 1,525)...       1,598
                                                           ---------
MORTGAGE-BACKED SECURITIES (5.55 %)

 Aetna Commercial Mortgage Trust 1997
   Aetna Life Insurance Company
   6.71 %, due 01/15/2006....................  $   2,500   $   2,627
 American Express Credit Account Master Trust
   7.20 %, due 09/17/2007....................      2,000       2,156
 CBM Funding Corporation
   7.08 %, due 11/01/2007....................      2,150       2,277

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
MORTGAGE-BACKED SECURITIES (CONTINUED)

 GE Capital Commercial Mortgage Corporation
   6.44 %, due 08/11/2033....................      3,000       3,015
 Mellon Residential Funding Corporation (c)
   7.00 %, due 03/25/2030....................      2,000       2,059
 Morgan Stanley Capital I Inc. (c)
   6.92 %, due 11/15/2030....................      2,000       2,081
                                                           ---------
 Total Mortgage-Backed Securities (cost: $ 13,805)......      14,215
                                                           ---------

ASSET-BACKED SECURITIES (6.60 %)

 Associates Automobile Receivables Trust
   2001-1
   7.83 %, due 08/15/2007....................      1,500       1,615
 CIT RV Trust 1998-A
   6.09 %, due 02/15/2012....................      2,000       2,083
 COMM 2001 - J2A B - 144A (b)
   6.30 %, due 07/16/2034....................      4,000       3,915
 Commercial Mortgage Asset Trust 1999-C1
   6.59 %, due 07/17/2008....................      2,000       2,079
 CSXT Trade Receivable Master Trust 1998-1
   6.00 %, due 07/26/2004....................      2,000       2,070
 DVI Receivables VIII, L.L.C.
   6.26 %, due 05/13/2007....................        191         192
 LB Commercial Mortgage Trust 1999-C1
   6.41 %, due 06/15/2031....................      1,779       1,851
 Prudential Securities Secured Financing
   Corporation
   6.51 %, due 07/15/2008....................      3,000       3,099
                                                           ---------
 Total Asset-Backed Securities (cost: $ 16,692).........      16,904
                                                           ---------

CORPORATE DEBT SECURITIES (37.73 %)

   AUTOMOTIVE (2.70 %)

 DaimlerChrysler North America Holding
   Corporation
   7.38 %, due 09/15/2006....................      2,000       2,023
 Ford Motor Company
   7.45 %, due 07/16/2031....................      1,000         916
 General Motors Corporation
   6.85 %, due 10/15/2008....................      4,000       3,974

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  347

     AEGON BOND

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
CORPORATE DEBT SECURITIES (CONTINUED)

   BEVERAGES (0.59 %)

 PepsiAmericas, Inc.
   5.95 %, due 02/15/2006....................  $   1,500   $   1,520

   BUSINESS CREDIT INSTITUTIONS (0.77 %)

 SYSTEMS 2001 Asset Pass Through Trust,
   Class G - 144A (b)
   6.66 %, due 09/15/2013....................      1,916       1,976

   CHEMICALS & ALLIED PRODUCTS (0.77 %)

 DSM NV - 144A (b)
   6.75 %, due 05/15/2009....................      2,000       1,979

   COMMERCIAL BANKS (4.90 %)

 Bank of America Corporation
   7.40 %, due 01/15/2011....................      2,000       2,144
 Bank of New York Company, Inc. (The)
   6.63 %, due 06/15/2003....................      2,000       2,097
 Den Danske Bank - 144A (b)
   6.38 %, due 06/15/2008....................      2,500       2,559
 Morgan Chase & Co. (J.P.) (a)
   6.75 %, due 02/01/2011....................      2,000       2,047
 PNC Financial Services
   Group, Inc. (The)
   6.88 %, due 07/15/2007....................      2,000       2,113
 Regions Financial Corporation
   7.00 %, due 03/01/2011....................      1,500       1,548

   COMMUNICATION (0.79 %)

 Adelphia Communications Corporation
   10.25 %, due 11/01/2006...................        500         510
 Cox Communications, Inc.
   6.75 %, due 03/15/2011....................      1,500       1,500

   ELECTRIC SERVICES (3.29 %)

 AES Corporation (The)
   8.88 %, due 02/15/2011....................      1,000         880
 PSEG Capital Corporation - 144A (b)
   6.25 %, due 05/15/2003....................      2,000       2,061
 Tennessee Valley Authority
   5.38 %, due 11/13/2008....................      3,500       3,496
 TXU Corp.
   6.38 %, due 01/01/2008....................      2,000       1,979

   ELECTRIC, GAS & SANITARY SERVICES (3.68 %)

 Avista Corporation
   8.63 %, due 09/01/2003....................      1,000       1,036
 Cinergy Corp.
   6.25 %, due 09/01/2004....................      2,500       2,515
 DPL Inc. - 144A (b)
   6.88 %, due 09/01/2011....................      2,000       1,956

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
CORPORATE DEBT SECURITIES (CONTINUED)

   ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)

 PG&E Corporation
   10.38 %, due 05/16/2011...................  $   2,000   $   2,109
 United Utilities PLC
   6.88 %, due 08/15/2028....................      2,000       1,767

   FOOD & KINDRED PRODUCTS (2.06 %)

 Campbell Soup Company (a)
   6.75 %, due 02/15/2011....................      1,500       1,561
 ConAgra, Inc.
   7.88 %, due 09/15/2010....................      1,500       1,641
 CPC International, Inc.
   6.15 %, due 01/15/2006....................      2,000       2,060

   FOOD STORES (0.83 %)

 Ahold Finance U.S.A.
   8.25 %, due 07/15/2010....................      1,000       1,115
 Safeway Inc.
   6.50 %, due 03/01/2011....................      1,000       1,020

   HEALTH SERVICES (0.20 %)

 InSight Health Services Corp. - 144A (b)
   9.88 %, due 11/01/2011....................        500         518

   HOTELS & OTHER LODGING PLACES (0.39 %)

 Marriot International, Inc. - 144A (b)
   7.00 %, due 01/15/2008....................      1,000       1,006

   MORTGAGE BANKERS & BROKERS (1.55 %)

 Captiva Finance Ltd. - 144A (b)
   6.86 %, due 11/30/2009....................      1,836       1,881
 Money Store (The)
   7.30 %, due 12/01/2002....................      2,000       2,079

   OIL & GAS EXTRACTION (0.99 %)

 Forest Oil Corporation - 144A (b)
   8.00 %, due 12/15/2011....................      1,000       1,000
 Hanover Equipment Trust
   2001A - 144A (b)
   8.50 %, due 09/01/2008....................      1,000       1,040
 Westport Resources
   Corporation - 144A (b)
   8.25 %, due 11/01/2011....................        500         505

   PERSONAL CREDIT INSTITUTIONS (2.83 %)

 Capital One Bank
   6.57 %, due 01/27/2003....................      1,000       1,027
 Capital One Bank
   8.25 %, due 06/15/2005....................      1,000       1,037
 Citibank Credit Card Master Trust I
   zero coupon, due 08/15/2006...............      2,280       2,045

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  348

     AEGON BOND

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
CORPORATE DEBT SECURITIES (CONTINUED)

   PERSONAL CREDIT INSTITUTIONS (CONTINUED)

 Household Finance Corporation
   6.50 %, due 01/24/2006....................  $   1,000   $   1,025
 Norwest Financial, Inc. (a)
   6.63 %, due 07/15/2004....................      2,000       2,121

   PETROLEUM REFINING (1.46 %)

 Conoco Funding Company (a)
   7.25 %, due 10/15/2031....................      1,500       1,583
 Texaco Capital Inc.
  7.09 %, due 02/01/2007.....................      2,000       2,160

   PRINTING & PUBLISHING (0.59 %)

 Reed Elsevier Capital Inc.
   6.75 %, due 08/01/2011....................      1,500       1,522

   RAILROADS (0.42 %)

 CSX Corporation
   7.25 %, due 05/01/2004....................      1,000       1,066

   RETAIL TRADE (0.20 %)

 AmeriGas Partners, L.P. - 144A (b)
   8.88 %, due 05/20/2011....................        500         515

   RUBBER & MISC. PLASTIC PRODUCTS (0.40 %)

 Rubbermaid Incorporated
   6.60 %, due 11/15/2006....................      1,000       1,011

   SAVINGS INSTITUTIONS (0.59 %)

 Golden State Holdings Inc.
   7.13 %, due 08/01/2005....................      1,500       1,505

   SECURITY & COMMODITY BROKERS (3.48 %)

 Credit Suisse First Boston (USA), Inc.
   5.88 %, due 08/01/2006....................      1,500       1,526
 Goldman Sachs Group, Inc. (The)
   6.88 %, due 01/15/2011....................      1,000       1,024
 Lehman Brothers Holdings Inc.
   7.88 %, due 08/15/2010....................      2,000       2,157
 Merrill Lynch & Co., Inc.
   6.56 %, due 12/16/2007....................      2,000       2,091
 Morgan Stanley Dean Witter & Co.
   6.88 %, due 03/01/2007....................      2,000       2,096

   TELECOMMUNICATIONS (2.67 %)

 British Telecommunications PLC
   8.88 %, due 12/15/2030....................      1,000       1,152
 Qwest Capital Funding, Inc. - 144A (b)
   7.90 %, due 08/15/2010....................      1,000       1,017

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
CORPORATE DEBT SECURITIES (CONTINUED)

   TELECOMMUNICATIONS (CONTINUED)

 Sprint Capital Corporation
   6.88 %, due 11/15/2028...................  $   1,000   $     919
 Vodafone Group PLC - 144A (b)
   7.63 %, due 02/15/2005....................      2,000       2,154
 WorldCom, Inc.
   8.00 %, due 05/15/2006....................      1,500       1,597

   TRANSPORTATION & PUBLIC UTILITIES (0.31 %)

 General American Transportation
   Corporation
   6.75 %, due 05/01/2009....................      1,000         806

   WHOLESALE TRADE NONDURABLE GOODS (1.27 %)

 SYSCO Corporation
   7.25 %, due 04/15/2007....................      3,000       3,253
                                                           ---------
 Total Corporate Debt Securities
 (cost: $ 94,712).......................................      96,540
                                                           ---------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (6.95 %)

 Fannie Mae
   1.43 %, due 01/02/2002....................      8,800       8,800
 Freddie Mac
   1.77 %, due 01/08/2002....................      9,000       8,997
                                                           ---------
 Total Short-Term U.S. Government Obligations
 (cost: $ 17,797).......................................      17,797
                                                           ---------
 Total Investment Securities
 (cost: $ 245,752)......................................   $ 248,183
                                                           =========

SUMMARY:

 Investments, at market value................    96.97 %   $ 248,183
 Other assets in excess of liabilities.......     3.03 %       7,757
                                               ---------   ---------
 Net assets..................................   100.00 %   $ 255,940
                                               =========   =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At December 31, 2001, all or a portion of this security is on loan (see Note 1C). The market value at December 31, 2001 of all securities on loan is $ 30,983. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.
(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(c) Floating or variable rate note. Rate is listed as of December 31, 2001.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  349

     AEGON BOND

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 245,752
                                                           =========
 Investments in securities, at market value..............  $ 248,183
 Cash....................................................         20
 Cash collateral for securities on loan..................     31,999
 Receivables:
   Securities sold.......................................      4,901
   Interest..............................................      2,973
   Other.................................................         62
                                                           ---------
     Total assets........................................    288,138
                                                           ---------
LIABILITIES:
 Securities purchased....................................          0
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................         99
   Dividends to shareholders.............................          0
   Deposits for securities on loan.......................     31,999
   Other accrued liabilities.............................        100
                                                           ---------
     Total liabilities...................................     32,198
                                                           ---------
       Net assets........................................  $ 255,940
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................     50,000
                                                           =========
 Capital stock ($ .01 par value).........................   $    214
 Additional paid-in capital..............................    249,818
 Accumulated net investment income (loss)................     10,649
 Accumulated net realized gain (loss) on investment
   securities............................................     (7,172)
 Net unrealized appreciation (depreciation) on
   investment securities and option contracts............      2,431
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 255,940
                                                           =========
 Shares outstanding......................................     21,408
                                                           =========
 Net asset value and offering price per share............  $   11.96
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest...............................................   $ 11,734
                                                          ---------
     Total investment income............................     11,734
                                                          ---------
EXPENSES:
 Investment advisory fees...............................        886
 Printing and shareholder reports.......................        101
 Custody fees...........................................         40
 Administrative service fees............................         27
 Legal fees.............................................          8
 Auditing fees..........................................         11
 Directors fees.........................................          5
 Registration fees......................................          0
 Other fees.............................................          6
                                                          ---------
     Total expenses.....................................      1,084
                                                          ---------
 Net investment income (loss)...........................     10,650
                                                          ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities......        584
 Change in unrealized appreciation (depreciation) on
   investment securities................................      1,981
                                                          ---------
 Net gain (loss) on investment securities...............      2,565
                                                          ---------
     Net increase (decrease) in net assets resulting
       from operations..................................   $ 13,215
                                                          =========

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  350

     AEGON BOND

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                  DECEMBER 31,
                                                              ---------------------
                                                                2001        2000
                                                              ---------   ---------
OPERATIONS:
 Net investment income (loss)...............................  $  10,650   $   8,230
 Net realized gain (loss) on investment securities..........        584      (3,019)
 Change in unrealized appreciation (depreciation) on
   investment securities....................................      1,981       8,839
                                                              ---------   ---------
 Net increase (decrease) in net assets resulting from
   operations...............................................     13,215      14,050
                                                              ---------   ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................     (1,231)     (7,520)
 Net realized gains.........................................          0           0
                                                              ---------   ---------
   Total distributions......................................     (1,231)     (7,520)
                                                              ---------   ---------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................    153,961      21,842
 Dividends and distributions reinvested.....................      1,231       7,520
 Cost of shares redeemed....................................    (53,263)    (47,750)
                                                              ---------   ---------
   Increase (decrease) in net assets from capital share
     transactions...........................................    101,929     (18,388)
                                                              ---------   ---------
 Net increase (decrease) in net assets......................    113,913     (11,858)
NET ASSETS:
 Beginning of year..........................................    142,027     153,885
                                                              ---------   ---------
 End of year................................................  $ 255,940   $ 142,027
                                                              =========   =========
 Accumulated net investment income..........................  $  10,649   $   1,230
                                                              =========   =========

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                    DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year..........................  $   11.14   $   10.61   $   11.59   $   11.14   $   10.71
                                                              ---------   ---------   ---------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................       0.63        0.67        0.64        0.64        0.65
   Net realized and unrealized gain (loss) on investments...       0.27        0.48       (0.97)       0.40        0.32
                                                              ---------   ---------   ---------   ---------   ---------
     Net income (loss) from operations......................       0.90        1.15       (0.33)       1.04        0.97
                                                              ---------   ---------   ---------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................      (0.08)      (0.62)      (0.65)      (0.59)      (0.54)
   Distributions from net realized gains on investments.....       0.00        0.00        0.00        0.00        0.00
                                                              ---------   ---------   ---------   ---------   ---------
     Total distributions....................................      (0.08)      (0.62)      (0.65)      (0.59)      (0.54)
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, end of year................................  $   11.96   $   11.14   $   10.61   $   11.59   $   11.14
                                                              =========   =========   =========   =========   =========
Total return................................................     8.07 %     10.89 %     (2.94)%      9.32 %      9.16 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 255,940   $ 142,027   $ 153,885   $ 170,744   $ 129,654
   Ratio of expenses to average net assets..................     0.55 %      0.53 %      0.53 %      0.54 %      0.64 %
   Ratio of net investment income (loss) to average net
     assets.................................................     5.42 %      6.06 %      5.67 %      5.54 %      5.90 %
   Portfolio turnover rate..................................    52.79 %     45.26 %     26.40 %     51.60 %    213.03 %

The notes to the financial statements are an integral part of this report.


                   AEGON/Transamerica Series Fund, Inc.  351

     AEGON BOND

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

AEGON Bond (the "portfolio", formerly known as WRL AEGON Bond) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

Securities are valued at market value, except for short-term debt securities. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolio was required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. The cumulative effect of this change had no impact on total net assets of the portfolio, but resulted in a $ 28 reduction in the cost of securities and a corresponding $ 28 increase in net unrealized gains and losses, based on securities held by the portfolio on January 1, 2001.

C. SECURITIES LENDING

The portfolio derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the year ended December 31, 2001, securities lending income, net of related expenses, of $ 53 is included in interest income.

D. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

The revised AICPA Audit and Accounting Guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

E. DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.


                   AEGON/Transamerica Series Fund, Inc.  352

     AEGON BOND

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1--(CONTINUED)

F. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/ Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.45 %         0.70 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with AEGON USA Investment Management, Inc. ("AEGON") to provide investment services to the portfolio and compensates AEGON as described in the Fund's Statement of Additional Information. AEGON is an indirect wholly owned subsidiary of AEGON NV.

AEGON may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or AEGON. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or AEGON during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts allocated to the portfolio was $ 4. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

                   AEGON/Transamerica Series Fund, Inc.  353

     AEGON BOND

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government......  $    81,667
  U.S. Government securities...............    1,936,136

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government......       37,458
  U.S. Government securities...............    1,874,978

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                           DECEMBER 31,
                                          ---------------
                                           2001     2000
                                          ------   ------
Shares issued...........................  13,108    1,967
Shares issued - reinvestment of
  dividends and distributions...........     105      675
Shares redeemed.........................  (4,554)  (4,401)
                                          ------   ------
Net increase (decrease) in shares
  outstanding...........................   8,659   (1,759)
                                          ======   ======

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The net capital loss carryforward noted below as of December 31, 2001, is available to offset future realized capital gains through the years listed. Prior year capital loss carryforward in the amount of $ 584 was utilized during the year ended December 31, 2001.

  NET CAPITAL LOSS
    CARRYFORWARD     AVAILABLE THROUGH
  ----------------   -----------------
      $ 3,481        December 31, 2002
          261        December 31, 2005
          127        December 31, 2007
        3,303        December 31, 2008
      -------
      $ 7,172
      =======

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................  $ 245,752
                                               =========
Unrealized appreciation......................  $   4,303
Unrealized (depreciation)....................     (1,872)
                                               ---------
Net unrealized appreciation (depreciation)...  $   2,431
                                               =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc.  354

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of AEGON Bond

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AEGON Bond (previously WRL AEGON
Bond) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                   AEGON/Transamerica Series Fund, Inc.  355

(ANNUAL REPORT)

J.P. MORGAN MONEY MARKET

.... seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

MARKET ENVIRONMENT

The overriding theme this past quarter and for much of the year was high volatility in the fixed-income markets as fundamentals began to shift from slow growth, to recession, to possibly slow growth once again. The U.S. economic downturn that hampered markets for much of the year appeared to intensify during October, as weak profit performance undermined capital spending, hiring and consumer confidence. At this point, there is little doubt that the September 11th attacks had a swift and meaningful impact in pushing a teetering economy into recession. Losses in non-farm payrolls during October and November were the steepest recorded in almost two decades. Consumer confidence plummeted to its lowest level since February 1994. Final third quarter GDP showed the economy contracting a bit more than initially reported, down 1.1%, the first quarter of negative growth since 1993. Interest rates declined precipitously as the Federal Reserve Board ("Fed") moved in dramatic fashion to lower rates and thereby shore up badly flagging business and consumer confidence.

In November, the economic evidence moved from negative to mixed, and sent the interest rate markets on a wild ride. Mid-month, with yields at historic lows, stronger-than-expected October retail sales and initial unemployment claims, combined with expectations of continued declines in oil prices, raised hopes that an economic recovery was close at hand or already under way. Reversing course again, by month end, the bond market had retraced some of its sell-off on a mixture of bullish Fed comments, less encouraging economic data and the news of Enron Corp.'s collapse.

December followed with a flurry of unexpectedly positive economic reports. The Consumer Confidence Index surged to 93.7 points, from an upwardly revised 84.9 points in November. Initial jobless claims moved sharply lower as the month progressed to 392,000. Retail spending also appeared to bounce back with sales of existing homes up 0.6% and new home sales jumping 6.4% in November. The pickup in orders for capital goods suggested that the rate of the decline in investment spending might be moderating in the months ahead. This data made it increasingly look as though the economy is close to ending its contraction phase. During the last quarter, the Fed eased an additional 125 basis points in rates.

STRATEGY REVIEW

We purchased 3-month,4-month,and 1-year paper to maintain a slightly longer weighted average maturity. We altered course slightly in December to maintain liquidity over year-end. This resulted in an overall shortening of the weighted average maturity in your portfolio.

OUTLOOK

The current recession is largely the result of an over-investment cycle during the late 1990s into early 2000. In retrospect, U.S. investors and businesses systematically over-estimated the return on capital and collectively overextended their capital stock and payrolls. When final demand hit the wall, and then was pushed over the edge by the September 11th attacks, deep profit margin compression ensued. Throughout 2001, the Fed was quick to lower rates by an astounding 475 basis points, bringing the federal funds rate to its lowest level in 40 years, and continued to put out supportive signals at year's end. We think the economy may begin to grow gradually during the first quarter of 2002, in response to a swing in inventories, some previously legislated fiscal stimulus and a deceleration of the capital spending cutbacks. We expect growth to continue in the second quarter, as capital spending stabilizes and labor shedding ends, the latter leading to an expected upturn in consumer spending. Meanwhile, we will tactically continue to add floating rate notes and target a weighted average maturity of 45 days in your portfolio.


         /s/ John T. Donohue                      /s/ Mark Settles
         ----------------------                   -------------------
             JOHN T. DONOHUE                          MARK SETTLES

                            J.P. Morgan Money Market
                               Portfolio Managers

         The views expressed in this commentary on J.P. Morgan Money Market reflect those of the Portfolio Managers through the year ended December 31, 2001. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

                   AEGON/Transamerica Series Fund, Inc.  356

J.P. MORGAN MONEY MARKET

We think the economy may begin to grow gradually during the first quarter of 2002.

                                                                 [JPMORGAN LOGO]

                         Portfolio Composition 12/31/01

         Pie chart depicting portfolio composition as a percentage of total portfolio net assets.

                 Commercial Paper                                     77.12%
                 Short-Term U.S. Government                            9.96%
                 Short-Term Obligations                                7.92%
                 Other                                                 5.00%

            Maturity Composition 12/31/01 (all amounts in thousands)

         Bar chart depicting maturity composition of the portfolio at December 31, 2001. (All amounts in thousands.)

                                                                    Market Value
                 30 days                                              $168,640
                 31-60 days                                           $114,671
                 61-90 days                                           $123,734
                 91-180 days                                           $49,877
                 181-270 days                                          $10,000
                 271 days to 1 year                                         $0
                 1 year +                                                   $0

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
ABB Treasury Center (USA) 2.31%, due 02/13/02                    5.33%
Spintab AB 2.23%, due 02/19/02                                   5.33%
Bavaria Universal Funding Corp.-144A
     2.13%, due 02/01/02                                         4.70%
Gillette Company (The) 1.75%, due 01/02/02                       4.28%
Nestle Capital Corp.-144A 1.65%, due 01/02/02                    4.28%

This material must be preceded or accompanied by the Fund's current prospectus.

Past performance does not guarantee future results. An investment in J.P. Morgan Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

                   AEGON/Transamerica Series Fund, Inc.  357

     J.P. MORGAN MONEY MARKET

SCHEDULE OF INVESTMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (9.96 %)

 Fannie Mae
   3.47 %, due 01/24/2002....................  $   5,000   $   4,989
 Fannie Mae
   3.29 %, due 02/21/2002....................     20,000      19,907
 Federal Home Loan Bank
   1.43 %, due 01/02/2002....................      6,691       6,691
 Freddie Mac
   3.48 %, due 01/30/2002....................     15,000      14,958
                                                           ---------
 Total Short-Term U.S. Government
   Obligations
 (cost: $ 46,545).......................................      46,545
                                                           ---------

COMMERCIAL PAPER (77.12 %)

   AUTOMOTIVE (1.05 %)

 BMW U.S. Capital Corp.
   1.80 %, due 01/02/2002....................      4,900       4,900

   BUSINESS CREDIT INSTITUTIONS (37.11 %)

 Aspen Funding Corporation - 144A (a)
   3.64 %, due 01/22/2002....................     10,000       9,979
 Bavaria Universal Funding
   Corp. - 144A (a)
   2.13 %, due 02/01/2002....................     22,000      21,959
 CXC Inc. - 144A (a)
   2.13 %, due 02/06/2002....................      5,000       4,989
 Edison Asset Securitization,
   L.L.C. - 144A (a)
   1.83 %, due 01/02/2002....................     15,000      14,999
 Edison Asset Securitization,
   L.L.C. - 144A (a)
   1.82 %, due 03/20/2002....................      5,000       4,980
 Enterprise Funding Corp. - 144A (a)
   1.82 %, due 03/12/2002....................     14,683      14,631
 Galaxy Funding, Inc. - 144A (a)
   2.50 %, due 01/24/2002....................     15,000      14,976
 Greyhawk Funding L.L.C. - 144A (a)
   1.81 %, due 03/15/2002....................     20,000      19,927
 Kitty Hawk Funding Corp. - 144A (a)
   1.81 %, due 03/15/2002....................      5,000       4,982
 Pennine Funding L.L.C. - 144A (a)
   1.79 %, due 03/07/2002....................     10,000       9,968
 Pennine Funding L.L.C. - 144A (a)
   1.81 %, due 03/28/2002....................     10,000       9,957
 Sheffield Receivables Corp. - 144A (a)
   1.81 %, due 03/18/2002....................     20,000      19,924
 Silver Tower U.S. Funding - 144A (a)
   2.25 %, due 01/23/2002....................      5,000       4,993
 Thames Asset Global Securitization
   Inc. - 144A (a)
   2.10 %, due 03/28/2002....................     10,000       9,950
 Tulip Funding Corp. - 144A (a)
   2.60 %, due 01/07/2002....................      7,237       7,234

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
COMMERCIAL PAPER (CONTINUED)

   BUSINESS SERVICES (5.34 %)

 International Lease Finance Corporation
   2.36 %, due 01/17/2002....................  $  20,000   $  19,979
 International Lease Finance Corporation
   2.25 %, due 03/25/2002....................      5,000       4,974

   COMMERCIAL BANKS (8.10 %)

 Banco Santander Central Hispano, SA
   2.21 %, due 04/05/2002....................      8,000       7,954
 Landesbank Schleswig-Holstein
   Girozentrale - 144A (a)
   3.53 %, due 01/28/2002....................      5,000       4,987
 Spintab AB
   2.23 %, due 02/19/2002....................     25,000      24,923

   FABRICATED METAL PRODUCTS (4.28 %)

 Gillette Company (The)
   1.75 %, due 01/02/2002....................     20,000      19,999

   FOOD & KINDRED PRODUCTS (4.28 %)

 Nestle Capital Corp. - 144A (a)
   1.65 %, due 01/02/2002....................     20,000      19,999

   LIFE INSURANCE (1.07 %)

 Prudential PLC - 144A (a)
   3.55 %, due 01/22/2002....................      5,000       4,990

   PERSONAL CREDIT INSTITUTIONS (4.59 %)

 General Electric Capital Corporation
   3.63 %, due 01/22/2002....................      5,000       4,989
 General Electric Capital Corporation
   3.55 %, due 01/28/2002....................      8,000       7,979
 General Electric Capital Corporation
   1.96 %, due 02/26/2002....................      6,000       5,982
 General Electric Capital Corporation
   1.87 %, due 03/27/2002....................      2,500       2,489

   SECURITY & COMMODITY BROKERS (11.30 %)

 ABB Treasury Center (USA)
   2.31 %, due 02/13/2002....................     25,000      24,930
 KfW International Finance Inc.
   2.21 %, due 02/27/2002....................      6,000       5,979
 Links Finance L.L.C. - 144A (a)
   1.80 %, due 03/20/2002....................     12,000      11,953
 Links Finance L.L.C. - 144A (a)
   1.78 %, due 06/04/2002....................     10,000       9,924
                                                           ---------
 Total Commercial Paper
 (cost: $ 360,378)......................................     360,378
                                                           ---------

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  358

     J.P. MORGAN MONEY MARKET

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
SHORT-TERM OBLIGATIONS (7.92 %)

   COMMERCIAL BANKS (7.92 %)

 Bayerische Hypo - und Vereinsbank AG -  NY (b)
   1.79 %, due 06/28/2002....................  $   5,000   $   4,999
 Canadian Imperial Bank of Commerce (b)
   1.81 %, due 06/11/2002....................      3,000       3,000
 Citigroup Inc. (b)
   1.91 %, due 07/12/2002....................     10,000      10,000
 Credit Agricole Indosuez - NY (b)
   1.80 %, due 05/21/2002....................      5,000       5,000
 Merita Bank PLC - NY (b)
   1.81 %, due 05/21/2002....................      9,000       9,000
 Westdeutsche Landesbank Girozentrale (b)
   1.86 %, due 05/29/2002....................      5,000       4,999
                                                           ---------
 Total Short-Term Obligations
 (cost: $ 36,998).......................................      36,998
                                                           ---------

CERTIFICATES OF DEPOSITS (4.92 %)

 Credit Agricole Indosuez - NY
   5.23 %, due 02/20/2002....................      6,000       6,000
 San Paolo IMI SpA - NY
   3.31 %, due 03/11/2002....................     10,000      10,000

                                               PRINCIPAL    MARKET
                                                AMOUNT       VALUE
                                               ---------   ---------
CERTIFICATES OF DEPOSITS (CONTINUED)

 Westdeutsche Landesbank Girozentrale
   3.70 %, due 01/17/2002....................  $   2,000   $   2,000
 Westdeutsche Landesbank Girozentrale
   4.30 %, due 05/01/2002....................      5,000       5,001
                                                           ---------
 Total Certificates of Deposits
 (cost: $ 23,001).......................................      23,001
                                                           ---------
 Total Investment Securities
 (cost: $ 466,922)......................................   $ 466,922
                                                           =========

SUMMARY:

 Investments, at market value................    99.92 %   $ 466,922
 Other assets in excess of liabilities.......     0.08 %         389
                                               ---------   ---------
 Net assets..................................   100.00 %   $ 467,311
                                               =========   =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(b) Floating or variable rate note. Rate is listed as of December 31, 2001.

See accompanying notes to the Schedule of Investments.
The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  359

     J.P. MORGAN MONEY MARKET

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2001

(ALL AMOUNTS EXCEPT PER SHARE AMOUNTS IN THOUSANDS)

ASSETS:
 Investments in securities, at cost......................  $ 466,922
                                                           =========
 Investments in securities, at market value..............  $ 466,922
 Cash....................................................         50
 Cash collateral for securities on loan..................          0
 Receivables:
   Securities sold.......................................          0
   Interest..............................................        614
   Other.................................................          0
                                                           ---------
     Total assets........................................    467,586
                                                           ---------
LIABILITIES:
 Securities purchased....................................          0
 Accounts payable and accrued liabilities:
   Investment advisory fees..............................        164
   Dividends to shareholders.............................         77
   Other accrued liabilities.............................         34
                                                           ---------
     Total liabilities...................................        275
                                                           ---------
       Net assets........................................  $ 467,311
                                                           =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized.........................    800,000
                                                           =========
 Capital stock ($ .01 par value).........................   $  4,673
 Additional paid-in capital..............................    462,638
 Accumulated net investment income (loss)................          0
 Accumulated net realized gain (loss) on investment
   securities............................................          0
                                                           ---------
 Net assets applicable to outstanding shares of
   capital...............................................  $ 467,311
                                                           =========
 Shares outstanding......................................    467,311
                                                           =========
 Net asset value and offering price per share............  $    1.00
                                                           =========

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

INVESTMENT INCOME:
 Interest................................................  $ 17,498
                                                           --------
     Total investment income.............................    17,498
                                                           --------
EXPENSES:
 Investment advisory fees................................     1,688
 Printing and shareholder reports........................        61
 Custody fees............................................        68
 Administrative service fees.............................        16
 Legal fees..............................................         5
 Auditing fees...........................................        11
 Directors fees..........................................         3
 Registration fees.......................................         1
 Other fees..............................................         4
                                                           --------
     Total expenses......................................     1,857
                                                           --------
 Net investment income (loss)............................    15,641
                                                           --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities.......         0
                                                           --------
     Net increase (decrease) in net assets resulting from
       operations........................................  $ 15,641
                                                           ========

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  360

     J.P. MORGAN MONEY MARKET

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED

(ALL AMOUNTS IN THOUSANDS)

                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  2001           2000
                                                              ------------   ------------
OPERATIONS:
 Net investment income (loss)...............................   $    15,641    $    16,990
 Net realized gain (loss) on investment securities..........             0              0
                                                              ------------   ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................        15,641         16,990
                                                              ------------   ------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income......................................       (15,641)       (16,990)
                                                              ------------   ------------
   Total distributions......................................       (15,641)       (16,990)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS(4):
 Net proceeds from sales of shares..........................     1,336,411      1,816,497
 Dividends and distributions reinvested.....................        15,641         16,990
 Cost of shares redeemed....................................    (1,204,686)    (1,943,353)
                                                              ------------   ------------
   Increase (decrease) in net assets from capital share
     transactions...........................................       147,366       (109,866)
                                                              ------------   ------------
 Net increase (decrease) in net assets......................       147,366       (109,866)
NET ASSETS:
 Beginning of year..........................................       319,945        429,811
                                                              ------------   ------------
 End of year................................................   $   467,311    $   319,945
                                                              ============   ============
 Accumulated net investment income..........................   $         0    $         0
                                                              ============   ============

FINANCIAL HIGHLIGHTS(6)
FOR THE YEAR ENDED

                                                                                    DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                2001        2000        1999        1998        1997
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of year..........................  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                              ---------   ---------   ---------   ---------   ---------
 Income from operations:
   Net investment income (loss).............................       0.04        0.06        0.05        0.05        0.05
                                                              ---------   ---------   ---------   ---------   ---------
     Net income (loss) from operations......................       0.04        0.06        0.05        0.05        0.05
                                                              ---------   ---------   ---------   ---------   ---------
 Distributions:
   Dividends from net investment income.....................      (0.04)      (0.06)      (0.05)      (0.05)      (0.05)
                                                              ---------   ---------   ---------   ---------   ---------
     Total distributions....................................      (0.04)      (0.06)      (0.05)      (0.05)      (0.05)
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, end of year................................  $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                              =========   =========   =========   =========   =========
Total return................................................     4.01 %      6.15 %      4.63 %      5.26 %      5.24 %
Ratios and supplemental data:
   Net assets at end of year (in thousands).................  $ 467,311   $ 319,945   $ 429,811   $ 169,731   $ 119,708
   Ratio of expenses to average net assets..................     0.44 %      0.44 %      0.44 %      0.46 %      0.48 %
   Ratio of net investment income (loss) to average net
     assets.................................................     3.70 %      5.97 %      4.81 %      5.24 %      5.32 %

The notes to the financial statements are an integral part of this report.

                   AEGON/Transamerica Series Fund, Inc.  361

     J.P. MORGAN MONEY MARKET

NOTES TO THE FINANCIAL STATEMENTS

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 1-- ORGANIZATION AND SIGNIFICANT
           ACCOUNTING POLICIES

J.P. Morgan Money Market (the "portfolio", formerly known as WRL J.P. Morgan Money Market) a portfolio within the AEGON/Transamerica Series Fund, Inc. (formerly known as the WRL Series Fund and collectively referred to as the "Fund") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. See the Prospectus and the Statement of Additional Information for a description of the portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

The securities held by the portfolio are valued on the basis of amortized cost, which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, net operating losses and capital loss carry-forwards.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised audit guide requires the presentation of the tax-based components of capital and distributions, which may differ from their corresponding amounts for financial reporting purposes due to reclassifications made to reflect income and gains available for distribution under federal tax regulations. Accumulated net investment income (loss) and Accumulated net realized gain (loss) shown in the Statement of Assets and Liabilities are substantially equivalent to tax based undistributed ordinary income and undistributed net long-term capital gains, respectively.

D. DIVIDENDS AND DISTRIBUTIONS

Dividends of the portfolio are declared daily and reinvested monthly.

E. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

NOTE 2-- INVESTMENT ADVISORY AND
           TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers" formerly WRL Investment Management, Inc.) is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services" formerly WRL Investment Services, Inc.) provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/ Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolio pays advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent the portfolio's normal operating expenses exceed the stated annual limit.

ADVISORY FEE   EXPENSE LIMIT
------------   -------------
   0.40 %         0.70 %

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into a sub-advisory agreement with J.P. Morgan Investment Management, Inc. ("J.P. Morgan") to provide investment services to the portfolio and compensates J.P. Morgan as described in the Fund's Statement of Additional Information.

                   AEGON/Transamerica Series Fund, Inc.  362

     J.P. MORGAN MONEY MARKET

AT DECEMBER 31, 2001

(ALL AMOUNTS IN THOUSANDS)

NOTE 2--(CONTINUED)

J.P. Morgan may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or J.P. Morgan. The Fund has been informed that no brokerage commissions were paid to affiliated brokers of AEGON/Transamerica Advisers or J.P. Morgan during the year ended December 31, 2001.

C. ADMINISTRATIVE SERVICES

The portfolio is charged for expenses that specifically relate to its operations. All other operating expenses of the Fund that are not attributable to a portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/ Transamerica Services.

D. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the portfolio's shares, amounts equal to actual expenses associated with distributing the portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of the portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to the portfolio before April 30, 2002. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/ Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2001, the market value of invested plan amounts was $ 3. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2001 are included in Net assets in the accompanying Statement of Assets and Liabilities.

NOTE 3-- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2001, are summarized as follows:

Purchases of securities:
  Long-term excluding U.S. Government......  $         0
  U.S. Government securities...............    4,720,995

Proceeds from maturities and sales of
  securities:
  Long-term excluding U.S. Government......            0
  U.S. Government securities...............    4,684,986

NOTE 4-- SHARE TRANSACTIONS

Capital stock share transactions are as follows for the year ended:

                                       DECEMBER 31,
                                  -----------------------
                                     2001         2000
                                  ----------   ----------
Shares issued...................   1,336,411    1,816,497
Shares issued - reinvestment of
  dividends and distributions...      15,641       16,990
Shares redeemed.................  (1,204,686)  (1,943,353)
                                  ----------   ----------
Net increase (decrease) in
  shares outstanding............     147,366     (109,866)
                                  ==========   ==========

NOTE 5-- FEDERAL INCOME TAX MATTERS

The portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2001, are as follows:

Federal tax cost basis.......................  $ 466,922
                                               =========
Unrealized appreciation......................  $       0
Unrealized (depreciation)....................          0
                                               ---------
Net unrealized appreciation (depreciation)...  $       0
                                               =========

NOTE 6-- FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each year. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For the years ended December 31, 2001, 2000 and 1999, ratios of expenses to average net assets are calculated based on total expenses. For the years prior to 1999, ratio of expenses to average net assets is calculated based on total expenses less the advisory fee waiver and fees paid indirectly.

                   AEGON/Transamerica Series Fund, Inc.  363

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of J.P. Morgan Money Market

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Money Market (previously WRL J.P. Money Market) (the "Fund") (one of the portfolios constituting the AEGON/Transamerica Series Fund, Inc. (previously WRL Series Fund, Inc.)) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
February 4, 2002

                   AEGON/Transamerica Series Fund, Inc.  364

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                             MANAGEMENT OF THE FUND

                                                                                                     NUMBER OF FUNDS
                        POSITION(S) HELD    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) OR    OVERSEEN BY TRUSTEE OR
NAME, ADDRESS & AGE         WITH ATSF      LENGTH OF TIME SERVED  EMPLOYMENT IN THE PAST 5 YEARS   NOMINEE FOR TRUSTEE
-------------------     ----------------   ---------------------  ------------------------------  ----------------------
Peter R. Brown         Vice Chairman       1986-present           Chairman of the Board, Peter    All IDEX funds (31)
1180 6th Street East                                              Brown Construction Company
Treasure Island,                                                  (construction contractors and   All AEGON/Trans-
Florida 33708                                                     engineers), Largo, Florida      america Series Fund,
(DOB 5/10/28)                                                     (1963-2000); Vice Chairman,     Inc. ("ATSF")
                                                                  AEGON/ Transamerica Series      portfolios (34)
                                                                  Fund, Inc., Rear Admiral
                                                                  (Ret.) U.S. Navy Reserve,
                                                                  Civil Engineer Corps.

Charles C. Harris      Director            1994-present           Director, AEGON/ Transamerica   All IDEX funds (31)
35 Winston Drive                                                  Series Fund, Inc.
Clearwater,                                                       (1986-present); former Trustee  All ATSF portfolios
Florida 33756                                                     of IDEX Fund, IDEX II Series    (34)
(DOB 7/15/30)                                                     Fund and IDEX Fund 3.

Russell A. Kimball,    Director            1986-present           Director, AEGON/ Transamerica   Nominee for all IDEX
Jr.                                                               Series Fund, Inc.               funds (31)
1160 Gulf Boulevard                                               (1986-present); General
Clearwater Beach,                                                 Manager, Sheraton Sand Key      All ATSF portfolios
Florida 34630                                                     Resort (resort hotel),          (34)
(DOB 8/17/44)                                                     Clearwater, Florida (1975-
                                                                  present)

John R. Kenney(1)      Chairman            1996-present           Chairman of the Board,          All IDEX funds (31)
P. O. Box 5068                                                    Director and Co-CEO of Great
Clearwater,                                                       Companies, L.L.C.; Chairman of  All ATSF portfolios
Florida 33758                                                     the Board of Directors,         (34)
(DOB 2/8/38)                                                      Western Reserve Life Assurance
                                                                  Co. of Ohio; Chairman of the
                                                                  Board of Directors (September,
                                                                  1996-present), President
                                                                  (September, 1997-present);
                                                                  AEGON/Transamerica Fund
                                                                  Advisers, Inc. (investment
                                                                  adviser), St. Petersburg,
                                                                  Florida; Chairman of the Board
                                                                  of Directors (September 1996-
                                                                  present), AEGON/ Transamerica
                                                                  Fund Services, Inc., St.
                                                                  Petersburg, Florida; Director
                                                                  (December, 1990-present); IDEX
                                                                  Management, Inc., (investment
                                                                  adviser), St. Petersburg,
                                                                  Florida; Trustee and Chairman
                                                                  (September 1996-present),
                                                                  AEGON/ Transamerica Series
                                                                  Fund, Inc. (investment
                                                                  company), St. Petersburg,
                                                                  Florida.

                   AEGON/Transamerica Series Fund, Inc.  365

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                                                                                                     NUMBER OF FUNDS
                        POSITION(S) HELD    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) OR    OVERSEEN BY TRUSTEE OR
NAME, ADDRESS & AGE         WITH ATSF      LENGTH OF TIME SERVED  EMPLOYMENT IN THE PAST 5 YEARS   NOMINEE FOR TRUSTEE
-------------------     ----------------   ---------------------  ------------------------------  ----------------------
Patrick S. Baird (1)   President, Trustee  1999-present           Executive Vice President,       All IDEX funds (31)
4333 Edgewood Road NE                                             Chief Operating Officer
Cedar Rapids,                                                     (February, 1996-present),       All ATSF portfolios
Iowa 52499                                                        AEGON USA; President and        (34)
(DOB 1/19/54)                                                     Director, AEGON/ Transamerica
                                                                  Series Fund, Inc.

William W. Short, Jr.  Director            1986-present           Director, AEGON/ Transamerica   All IDEX funds (31)
12420 73rd Court                                                  Series Fund, Inc.
Largo,                                                            (2000-present); President and   All ATSF portfolios
Florida 33773                                                     majority shareholder of         (34)
(DOB 2/25/36)                                                     Short's, Inc. (men's retail
                                                                  apparel); Chairman of Southern
                                                                  Apparel Corporation, S.A.C.
                                                                  Apparel Corporation and S.A.C.
                                                                  Distributors (nationwide
                                                                  wholesale apparel
                                                                  distributors), Largo, Florida.

Daniel Calabria        Director            2001-present           Director, AEGON/ Transamerica   All IDEX funds (31)
7068 S. Shore Drive                                               Series Fund, Inc.
So.,                                                              (2001-present); Trustee         All ATSF portfolios
South Pasadena,                                                   (1993-present) and President    (34)
Florida 33707                                                     (1993-1995) of the Florida Tax
(DOB 3/5/36)                                                      Free Funds (mutual funds);
                                                                  President and Director (1995)
                                                                  of Sun Chiropractic Clinics,
                                                                  Inc., Executive Vice President
                                                                  (1993-1995), William R. Hough
                                                                  & Co. (investment adviser,
                                                                  municipal bond and
                                                                  underwriting firm).

Janice B. Case         Director            2001-present           Director, AEGON/ Transamerica   All ATSF portfolios
205 Palm Island NW                                                Series Fund, Inc.               (34)
Clearwater, Florida                                               (2001-present); Senior Vice
33767                                                             President (1996-2000), Vice
(DOB 9/27/52)                                                     President (1990-1996),
                                                                  Director of Customer Service &
                                                                  Marketing (1987-1990), Florida
                                                                  Power Corporation, St.
                                                                  Petersburg, Florida

                   AEGON/Transamerica Series Fund, Inc.  366

                      AEGON/TRANSAMERICA SERIES FUND, INC.

               OFFICE OF THE AEGON/TRANSAMERICA SERIES FUND, INC.

                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                                 1-800-851-9777

 INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS:             CUSTODIAN:
        PricewaterhouseCoopers LLP           Investors Bank & Trust Company
          101 East Kennedy Blvd.                  200 Clarendon Street
                Suite 1500                             16th Floor
              Tampa, FL 33602                       Boston, MA 02116

                              INVESTMENT ADVISER:

                     AEGON/Transamerica Fund Advisers, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716

                                 SUB-ADVISERS:

J.P. Morgan Investment Management, Inc.    AEGON USA Investment Management, Inc.
522 Fifth Avenue                                        4333 Edgewood Road, N.E.
New York, NY 10036                                        Cedar Rapids, IA 52499

Janus Capital Corporation             Luther King Capital Management Corporation
100 Fillmore Street                              301 Commerce Street, Suite 1600
Denver, CO 80206                                            Fort Worth, TX 76102

Van Kampen Asset Management Inc.                     Fred Alger Management, Inc.
One Parkview Plaza                              30 Montgomery Street, 11th Floor
Oakbrook Terrace, IL 60181                                 Jersey City, NJ 07302

Federated Investment Counseling       Transamerica Investment Management, L.L.C.
1001 Liberty Avenue                             1150 S. Olive Street, Suite 2700
Pittsburgh, PA 15222-3779                                  Los Angeles, CA 90015

C.A.S.E. Management, Inc.                NWQ Investment Management Company, Inc.
5355 Town Center Road, Suite 907               2049 Century Park East, 4th Floor
Boca Raton, FL 33486                                       Los Angeles, CA 90067

EQSF Advisers, Inc.                             GE Asset Management Incorporated
767 Third Avenue, 5th Floor                                   3003 Summer Street
New York, NY 10017-2023                                       Stamford, CT 06905

Munder Capital Management                         Goldman Sachs Asset Management
480 Pierce Street, Suite 300                                         32 Old Slip
Birmingham, MI 48009                                          New York, NY 10005

Salomon Brothers Asset Management, Inc.           T. Rowe Price Associates, Inc.
388 Greenwich Street, 8th Floor                              100 E. Pratt Street
New York, NY 10013                                     Baltimore, Maryland 21202

The Dreyfus Corporation                        Pilgrim Baxter & Associates, Ltd.
200 Park Avenue                                         1400 Liberty Ridge Drive
New York, NY 10166                                               Wayne, PA 19087

Great Companies, L.L.C.                                         Value Line, Inc.
8550 Ulmerton Road                                          220 East 42nd Street
Largo, FL 33771                                          New York, NY 10017-5891

Gabelli Asset Management Company    American Century Investment Management, Inc.
One Corporate Center                                            4500 Main Street
Rye, NY 10580-1434                                         Kansas City, MO 64111

                   AEGON/Transamerica Series Fund, Inc.  367

     WRL FREEDOM ATTAINER(R) VARIABLE ANNUITY

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT DECEMBER 31, 2001

                                                                             STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                             DATE           YEAR          YEARS          YEARS       INCEPTION
WRL J.P. Morgan Money Market
 0.66% Current Yield (1)+                            02/24/89         (3.40)%         2.33%         3.37%          3.12%
WRL AEGON Bond+                                      02/24/89          0.64%          2.52%         5.04%          5.36%
WRL Janus Growth+                                    02/24/89        (35.16)%        (9.44)%        7.76%          8.85%
WRL Janus Global (2)                                 12/03/92        (29.87)%         0.19%         9.19%         13.74%
WRL LKCM Strategic Total Return                      03/01/93         (9.48)%        (0.89)%        5.36%          8.35%
WRL Van Kampen Emerging Growth                       03/01/93        (40.12)%         3.83%        13.25%         15.65%
WRL Alger Aggressive Growth                          03/01/94        (23.56)%        (3.75)%       10.61%         12.02%
WRL AEGON Balanced                                   03/01/94        (10.22)%        (0.78)%        4.05%          5.27%
WRL Federated Growth & Income                        03/01/94          8.17%         10.02%        11.14%         10.64%
WRL Transamerica Value Balanced (3)                  01/03/95         (4.90)%         1.60%         5.69%          8.69%
WRL C.A.S.E. Growth                                  05/01/95        (36.62)%       (12.20)%       (4.30)%         1.99%
WRL NWQ Value Equity                                 05/01/96         (9.11)%         4.25%         6.03%          7.74%
WRL International Equity (4)                         01/02/97        (30.46)%        (9.50)%         n/a          (2.02)%
WRL GE U.S. Equity                                   01/02/97        (16.09)%        (0.39)%         n/a           9.07%
WRL Third Avenue Value                               01/02/98         (1.24)%        15.95%          n/a           9.56%
WRL J.P. Morgan Real Estate Securities               05/01/98          3.58%          8.88%          n/a           2.43%
WRL Goldman Sachs Growth                             05/03/99        (21.23)%          n/a           n/a          (5.67)%
WRL Munder Net50 (5)                                 05/03/99        (32.41)%          n/a           n/a          (7.92)%
WRL T. Rowe Price Dividend Growth                    05/03/99        (11.44)%          n/a           n/a          (3.85)%
WRL T. Rowe Price Small Cap                          05/03/99        (16.91)%          n/a           n/a           2.38%
WRL Salomon All Cap                                  05/03/99         (5.27)%          n/a           n/a          10.57%
WRL Pilgrim Baxter Mid Cap Growth                    05/03/99        (42.78)%          n/a           n/a          (3.79)%
WRL Dreyfus Mid Cap                                  05/03/99        (11.22)%          n/a           n/a           3.01%
WRL Value Line Aggressive Growth                     05/01/00        (17.60)%          n/a           n/a         (17.14)%
WRL Great Companies - America(SM)                    05/01/00        (19.36)%          n/a           n/a          (5.06)%
WRL Great Companies - Technology(SM)                 05/01/00        (43.78)%          n/a           n/a         (46.24)%
WRL Great Companies - Global(2)                      09/01/00        (23.94)%          n/a           n/a         (28.72)%
WRL Gabelli Global Growth                            09/01/00        (17.31)%          n/a           n/a         (19.99)%
WRL LKCM Capital Growth                              12/01/00        (45.81)%          n/a           n/a         (36.47)%
Fidelity VIP III Growth Opportunities                05/01/00        (21.77)%          n/a           n/a         (22.13)%
Fidelity VIP II Contrafund(R)                        05/01/00        (19.63)%          n/a           n/a         (15.99)%
Fidelity VIP Equity-Income                           05/01/00        (12.48)%          n/a           n/a          (2.13)%

+  Shows ten year performance.
(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(3)Formerly, WRL Dean Asset Allocation. Effective August 24, 2001, the underlying portfolio is sub-advised by Transamerica Investment Management, LLC, pursuant to shareholder approval.
(4)Formerly, WRL GE International Equity. Effective October 5, 2001, the underlying portfolio is sub-advised by American Century Investment Management, Inc.
(5)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.

THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a five-year declining withdrawal charge which is initially a maximum of 6 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Attainer(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


                    WRL Quarterly Subaccount Performance  1

     WRL FREEDOM BELLWETHER(R) VARIABLE ANNUITY

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT DECEMBER 31, 2001

                                                                             STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                             DATE           YEAR          YEARS          YEARS       INCEPTION
WRL J.P. Morgan Money Market
  0.50% Current Yield (1)+                           02/24/89          2.50%          3.49%         3.61%          3.01 %
WRL AEGON Bond+                                      02/24/89          6.53%          3.67%         5.26%          5.26 %
WRL Janus Growth+                                    02/24/89        (29.23)%        (7.94)%        7.95%          8.80 %
WRL Janus Global (2)                                 12/03/92        (23.95)%         1.40%         9.36%         13.63 %
WRL LKCM Strategic Total Return                      03/01/93         (3.58)%         0.35%         5.58%          8.24 %
WRL Van Kampen Emerging Growth                       03/01/93        (34.18)%         4.94%        13.37%         15.53 %
WRL Alger Aggressive Growth                          03/01/94        (17.65)%        (2.43)%       10.77%         11.91 %
WRL AEGON Balanced                                   03/01/94         (4.31)%         0.46%         4.29%          5.17 %
WRL Federated Growth & Income                        03/01/94         14.05%         11.00%        11.29%         10.53 %
WRL Transamerica Value Balanced (3)                  01/03/95          1.00%          2.77%         5.90%          8.58 %
WRL C.A.S.E. Growth                                  05/01/95        (30.69)%       (10.59)%       (3.92)%         1.90 %
WRL NWQ Value Equity                                 05/01/96         (3.21)%         5.36%         6.23%          7.63 %
WRL International Equity (4)                         01/02/97        (24.53)%        (7.99)%         n/a          (1.69)%
WRL GE U.S. Equity                                   01/02/97        (10.18)%         0.84%          n/a           9.24 %
WRL Third Avenue Value                               01/02/98          4.66%         16.82%          n/a          10.01 %
WRL J.P. Morgan Real Estate Securities               05/01/98          9.47%          9.88%          n/a           3.08 %
WRL Goldman Sachs Growth                             05/03/99        (15.32)%          n/a           n/a          (4.14)%
WRL Munder Net50 (5)                                 05/03/99        (26.48)%          n/a           n/a          (6.32)%
WRL T. Rowe Price Dividend Growth                    05/03/99         (5.53)%          n/a           n/a          (2.36)%
WRL T. Rowe Price Small Cap                          05/03/99        (11.00)%          n/a           n/a           3.70 %
WRL Salomon All Cap                                  05/03/99          0.63%           n/a           n/a          11.72 %
WRL Pilgrim Baxter Mid Cap Growth                    05/03/99        (36.84)%          n/a           n/a          (2.31)%
WRL Dreyfus Mid Cap                                  05/03/99         (5.31)%          n/a           n/a           4.31 %
WRL Value Line Aggressive Growth                     05/01/00        (11.69)%          n/a           n/a         (13.21)%
WRL Great Companies - America(SM)                    05/01/00        (13.45)%          n/a           n/a          (1.48)%
WRL Great Companies - Technology(SM)                 05/01/00        (37.85)%          n/a           n/a         (41.03)%
WRL Great Companies - Global(2)                      09/01/00        (18.02)%          n/a           n/a         (23.78)%
WRL Gabelli Global Growth                            09/01/00        (11.40)%          n/a           n/a         (15.28)%
WRL LKCM Capital Growth                              12/01/00        (39.87)%          n/a           n/a         (30.80)%
Fidelity VIP III Growth Opportunities                05/01/00        (15.86)%          n/a           n/a         (18.04)%
Fidelity VIP II Contrafund(R)                        05/01/00        (13.72)%          n/a           n/a         (12.09)%
Fidelity VIP Equity-Income                           05/01/00         (6.58)%          n/a           n/a           1.38 %

+  Shows ten year performance.
(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(3)Formerly, WRL Dean Asset Allocation. Effective August 24, 2001, the underlying portfolio is sub-advised by Transamerica Investment Management, LLC, pursuant to shareholder approval.
(4)Formerly, WRL GE International Equity. Effective October 5, 2001, the underlying portfolio is sub-advised by American Century Investment Management, Inc.
(5)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.

THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Bellwether(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


                    WRL Quarterly Subaccount Performance  2

     WRL FREEDOM WEALTH CREATOR(R) VARIABLE ANNUITY

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT DECEMBER 31, 2001

                                                                             STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                             DATE           YEAR          YEARS          YEARS       INCEPTION
WRL J.P. Morgan Money Market
  0.50% Current Yield (1)+                           02/24/89         (5.61)%         1.46%         2.79%          2.90 %
WRL AEGON Bond+                                      02/24/89         (1.58)%         1.66%         4.48%          5.14 %
WRL Janus Growth+                                    02/24/89        (37.31)%       (10.47)%        7.23%          8.68 %
WRL Janus Global (2)                                 12/03/92        (32.03)%        (0.70)%        8.67%         13.51 %
WRL LKCM Strategic Total Return                      03/01/93        (11.69)%        (1.79)%        4.81%          8.12 %
WRL Van Kampen Emerging Growth                       03/01/93        (42.26)%         2.98%        12.76%         15.41 %
WRL Alger Aggressive Growth                          03/01/94        (25.74)%        (4.69)%       10.11%         11.78 %
WRL AEGON Balanced                                   03/01/94        (12.42)%        (1.68)%        3.48%          5.05 %
WRL Federated Growth & Income                        03/01/94          5.93%          9.23%        10.64%         10.41 %
WRL Transamerica Value Balanced (3)                  01/03/95         (7.11)%         0.72%         5.14%          8.29 %
WRL C.A.S.E. Growth                                  05/01/95        (38.76)%       (13.27)%       (4.99)%         1.52 %
WRL NWQ Value Equity                                 05/01/96        (11.31)%         3.41%         5.48%          7.13 %
WRL International Equity (4)                         01/02/97        (32.62)%       (10.52)%         n/a          (2.68)%
WRL GE U.S. Equity                                   01/02/97        (18.28)%        (1.29)%         n/a           8.55 %
WRL Third Avenue Value                               01/02/98         (3.46)%        15.20%          n/a           8.94 %
WRL J.P. Morgan Real Estate Securities               05/01/98          1.35%          8.08%          n/a           1.69 %
WRL Goldman Sachs Growth                             05/03/99        (23.41)%          n/a           n/a          (6.72)%
WRL Munder Net50 (5)                                 05/03/99        (33.51)%          n/a           n/a          (8.93)%
WRL T. Rowe Price Dividend Growth                    05/03/99        (13.64)%          n/a           n/a          (4.87)%
WRL T. Rowe Price Small Cap                          05/03/99        (19.10)%          n/a           n/a           1.42 %
WRL Salomon All Cap                                  05/03/99         (7.48)%          n/a           n/a           9.69 %
WRL Pilgrim Baxter Mid Cap Growth                    05/03/99        (44.91)%          n/a           n/a          (4.81)%
WRL Dreyfus Mid Cap                                  05/03/99        (13.42)%          n/a           n/a           2.06 %
WRL Value Line Aggressive Growth                     05/01/00        (19.79)%          n/a           n/a         (18.01)%
WRL Great Companies - America(SM)                    05/01/00        (21.54)%          n/a           n/a          (5.90)%
WRL Great Companies - Technology(SM)                 05/01/00        (45.92)%          n/a           n/a         (47.29)%
WRL Great Companies - Global(2)                      09/01/00        (26.11)%          n/a           n/a         (29.70)%
WRL Gabelli Global Growth                            09/01/00        (19.49)%          n/a           n/a         (21.00)%
WRL LKCM Capital Growth                              12/01/00        (47.93)%          n/a           n/a         (37.58)%
Fidelity VIP III Growth Opportunities                05/01/00        (23.95)%          n/a           n/a         (23.02)%
Fidelity VIP II Contrafund(R)                        05/01/00        (21.81)%          n/a           n/a         (16.86)%
Fidelity VIP Equity-Income                           05/01/00        (14.68)%          n/a           n/a          (2.96)%

+  Shows ten year performance.
(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(3)Formerly, WRL Dean Asset Allocation. Effective August 24, 2001, the underlying portfolio is sub-advised by Transamerica Investment Management, LLC, pursuant to shareholder approval.
(4)Formerly, WRL GE International Equity. Effective October 5, 2001, the underlying portfolio is sub-advised by American Century Investment Management, Inc.
(5)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.

THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 35 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 8 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by a currently effective prospectuses for WRL Freedom Wealth Creator(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


                    WRL Quarterly Subaccount Performance  3

     WRL FREEDOM PREMIER(R) VARIABLE ANNUITY (STANDARD DEATH BENEFIT)

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT DECEMBER 31, 2001

                                                                             STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                             DATE           YEAR          YEARS          YEARS       INCEPTION
WRL J.P. Morgan Money Market
  0.50 % Current Yield (1)+                          02/24/89         (4.54)%         1.54%         2.86%          2.97%
WRL AEGON Bond +                                     02/24/89         (0.51)%         1.73%         4.55%          5.21%
WRL Janus Growth +                                   02/24/89        (36.26)%       (10.40)%        7.31%          8.76%
WRL Janus Global (2)                                 12/03/92        (30.98)%        (0.63)%        8.75%         13.58%
WRL LKCM Strategic Total Return                      03/01/93        (10.62)%        (1.72)%        4.88%          8.20%
WRL Van Kampen Emerging Growth                       03/01/93        (41.21)%         3.05%        12.84%         15.48%
WRL Alger Aggressive Growth                          03/01/94        (24.68)%        (4.62)%       10.18%         11.86%
WRL AEGON Balanced                                   03/01/94        (11.35)%        (1.61)%        3.56%          5.12%
WRL Federated Growth & Income                        03/01/94          7.00%          9.31%        10.72%         10.49%
WRL Transamerica Value Balanced (3)                  01/03/95         (6.04)%         0.79%         5.21%          8.36%
WRL C.A.S.E. Growth                                  05/01/95        (37.72)%       (13.21)%       (4.92)%         1.59%
WRL NWQ Value Equity                                 05/01/96        (10.25)%         3.48%         5.55%          7.20%
WRL International Equity (4)                         01/02/97        (31.56)%       (10.46)%         n/a          (2.61)%
WRL GE U.S. Equity                                   01/02/97        (17.22)%        (1.21)%         n/a           8.63%
WRL Third Avenue Value                               01/02/98         (2.39)%        15.28%          n/a           9.01%
WRL J.P. Morgan Real Estate Securities               05/01/98          2.42%          8.15%          n/a           1.76%
WRL Goldman Sachs Growth                             05/03/99        (22.36)%          n/a           n/a          (6.65)%
WRL Munder Net50 (5)                                 05/03/99        (34.56)%          n/a           n/a          (9.00)%
WRL T. Rowe Price Dividend Growth                    05/03/99        (12.57)%          n/a           n/a          (4.80)%
WRL T. Rowe Price Small Cap                          05/03/99        (18.04)%          n/a           n/a           1.50%
WRL Salomon All Cap                                  05/03/99         (6.41)%          n/a           n/a           9.77%
WRL Pilgrim Baxter Mid Cap Growth                    05/03/99        (43.87)%          n/a           n/a          (4.75)%
WRL Dreyfus Mid Cap                                  05/03/99        (12.35)%          n/a           n/a           2.13%
WRL Value Line Aggressive Growth                     05/01/00        (18.73)%          n/a           n/a         (17.95)%
WRL Great Companies - America(SM)                    05/01/00        (20.49)%          n/a           n/a          (5.83)%
WRL Great Companies - Technology(SM)                 05/01/00        (44.87)%          n/a           n/a         (47.25)%
WRL Great Companies - Global(2)                      09/01/00        (25.06)%          n/a           n/a         (29.65)%
WRL Gabelli Global Growth                            09/01/00        (18.43)%          n/a           n/a         (20.94)%
WRL LKCM Capital Growth                              12/01/00        (46.89)%          n/a           n/a         (37.53)%
Fidelity VIP III Growth Opportunities                05/01/00        (22.89)%          n/a           n/a         (22.97)%
Fidelity VIP II Contrafund(R)                        05/01/00        (20.75)%          n/a           n/a         (16.79)%
Fidelity VIP Equity-Income                           05/01/00        (13.62)%          n/a           n/a          (2.89)%

+  Shows ten year performance.
(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(3)Formerly, WRL Dean Asset Allocation. Effective August 24, 2001, the underlying portfolio is sub-advised by Transamerica Investment Management, LLC, pursuant to shareholder approval.
(4)Formerly, WRL GE International Equity. Effective October 5, 2001, the underlying portfolio is sub-advised by American Century Investment Management, Inc.
(5)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.

THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. (If optional death benefit elected, the mortality and expense risk charge is increased. The subaccount performance quoted herein does not reflect such increase and if it did, the performance quoted would be lower.) The calculations do not reflect any applicable premium taxes.

The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 7 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Premier(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                    WRL Quarterly Subaccount Performance  4

     WRL SERIES LIFE ACCOUNT

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT DECEMBER 31, 2001

                                                                             STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION        ONE           THREE          FIVE        TEN YEARS OR
SUBACCOUNT                                             DATE           YEAR          YEARS          YEARS        INCEPTION
WRL J.P. Morgan Money Market
  1.01% Current Yield (1)+                           10/02/86          3.05%          3.98%         4.11%           3.52%
WRL AEGON Bond+                                      10/02/86          7.11%          4.22%         5.82%           5.81%
WRL Janus Growth+                                    10/02/86        (28.85)%        (7.45)%        8.52%           9.31%
WRL Janus Global (2) (3)                             12/03/92        (23.53)%         1.94%         9.94%          14.24%
WRL LKCM Strategic Total Return                      03/01/93         (3.06)%         0.88%         6.14%           8.79%
WRL Van Kampen Emerging Growth                       03/01/93        (33.83)%         5.50%        13.98%          16.12%
WRL Alger Aggressive Growth                          03/01/94        (17.20)%        (1.91)%       11.36%          12.47%
WRL AEGON Balanced                                   03/01/94         (3.80)%         0.99%         4.84%           5.70%
WRL Federated Growth & Income                        03/01/94         14.67%         11.59%        11.88%          11.09%
WRL Transamerica Value Balanced (4)                  01/03/95          1.54%          3.32%         6.47%           9.16%
WRL C.A.S.E. Growth (3)                              05/01/95        (30.31)%       (10.11)%       (3.41)%          2.43%
WRL NWQ Value Equity                                 05/01/96         (2.68)%         5.92%          n/a            8.20%
WRL International Equity (5)                         01/02/97        (24.12)%        (7.50)%         n/a           (1.17)%
WRL GE U.S. Equity                                   01/02/97         (9.69)%         1.37%          n/a            9.82%
WRL Third Avenue Value                               01/02/98          5.22%         17.44%          n/a           10.60%
WRL J.P. Morgan Real Estate Securities               05/01/98         10.06%         10.47%          n/a            3.63%
WRL Goldman Sachs Growth (3)                         05/03/99        (14.86)%          n/a           n/a           (3.63)%
WRL Munder Net50 (3) (6)                             05/03/99        (26.09)%          n/a           n/a           (5.82)%
WRL T. Rowe Price Dividend Growth (3)                05/03/99         (5.02)%          n/a           n/a           (1.84)%
WRL T. Rowe Price Small Cap (3)                      05/03/99        (10.52)%          n/a           n/a            4.26%
WRL Salomon All Cap (3)                              05/03/99          1.18%           n/a           n/a           12.32%
WRL Pilgrim Baxter Mid Cap Growth (3)                05/03/99        (36.50)%          n/a           n/a           (1.78)%
WRL Dreyfus Mid Cap (3)                              05/03/99         (4.80)%          n/a           n/a            4.87%
WRL Value Line Aggressive Growth                     05/01/00        (11.21)%          n/a           n/a          (12.72)%
WRL Great Companies - America(SM)                    05/01/00        (12.98)%          n/a           n/a           (0.95)%
WRL Great Companies - Technology(SM)                 05/01/00        (37.51)%          n/a           n/a          (40.66)%
WRL Great Companies - Global(2)                      09/01/00        (17.58)%          n/a           n/a          (23.36)%
WRL Gabelli Global Growth                            09/01/00        (10.92)%          n/a           n/a          (14.78)%
WRL LKCM Capital Growth (3)                          12/01/00        (39.54)%          n/a           n/a          (30.36)%
Fidelity VIP III Growth Opportunities (3)            01/03/95        (15.40)%       (10.54)%        2.61%           8.34%
Fidelity VIP II Contrafund(R) (3)                    01/03/95        (13.25)%        (0.49)%        9.30%          14.60%
Fidelity VIP Equity-Income (3)+                      10/09/86         (6.07)%         1.95%         8.25%          12.50%

+  Shows ten year performance.
(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(3)Underlying portfolios may have existed prior to the inception of the subaccount, therefore, performance is calculated using the actual fees and charges of WRL Series Life Account as if it was available on the dates shown.
(4)Formerly, WRL Dean Asset Allocation. Effective August 24, 2001, the underlying portfolio is sub-advised by Transamerica Investment Management, LLC, pursuant to shareholder approval.
(5)Formerly, WRL GE International Equity. Effective October 5, 2001, the underlying portfolio is sub-advised by American Century Investment Management, Inc.
(6)Formerly, WRL Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.

WRL Series Life Account is the separate account holding the subaccounts, which contain the underlying investments for funding the variable universal life insurance products of Western Reserve Life Assurance Co. of Ohio: WRL Freedom Equity Protector(R), WRL Freedom Wealth Protector(R), WRL Financial Freedom Builder(R), WRL Freedom Elite(R), and WRL Freedom Elite Builder(SM). The return for each subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. The performance does not reflect the cost of insurance. Had these cost been reflected, each of the performance figures would be lower. PLEASE NOTE THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return and principal value of a subaccount will fluctuate so that an a Policy owners' units, when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Wealth Protector(R), WRL Freedom Equity Protector(R), WRL Financial Freedom Builder(R), WRL Freedom Elite(R), or WRL Freedom Elite Builder(SM), and its respective Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.


                    WRL Quarterly Subaccount Performance  5

     AUSA SERIES LIFE ACCOUNT

AUSA QUARTERLY SUBACCOUNT PERFORMANCE

AT DECEMBER 31, 2001

                                                                             STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                             DATE           YEAR          YEARS          YEARS       INCEPTION
AUSA J.P. Morgan Money Market
  1.01% Current Yield (1) (2)+                       10/02/86          3.05%          3.98%         4.11%          3.52 %
AUSA AEGON Bond (2)+                                 10/02/86          7.11%          4.22%         5.82%          5.81 %
AUSA Janus Growth (2)+                               10/02/86        (28.85)%        (7.45)%        8.52%          9.31 %
AUSA Janus Global (2) (3)                            12/03/92        (23.53)%         1.94%         9.94%         14.24 %
AUSA LKCM Strategic Total Return (2)                 03/01/93         (3.06)%         0.88%         6.14%          8.79 %
AUSA Van Kampen Emerging Growth (2)                  03/01/93        (33.83)%         5.50%        13.98%         16.12 %
AUSA Alger Aggressive Growth (2)                     03/01/94        (17.20)%        (1.91)%       11.36%         12.47 %
AUSA AEGON Balanced (2)                              03/01/94         (3.80)%         0.99%         4.84%          5.70 %
AUSA Federated Growth & Income (2)                   03/01/94         14.67%         11.59%        11.88%         11.09 %
AUSA Transamerica Value Balanced (2) (4)             01/03/95          1.54%          3.32%         6.47%          9.16 %
AUSA C.A.S.E. Growth (2)                             05/01/95        (30.31)%       (10.11)%       (3.41)%         2.43 %
AUSA NWQ Value Equity (2)                            05/01/96         (2.68)%         5.92%          n/a           8.20 %
AUSA International Equity (2) (5)                    01/02/97        (24.12)%        (7.50)%         n/a          (1.17)%
AUSA GE U.S. Equity (2)                              01/02/97         (9.69)%         1.37%          n/a           9.82 %
AUSA Third Avenue Value (2)                          01/02/98          5.22%         17.44%          n/a          10.60 %
AUSA J.P. Morgan Real Estate Securities (2)          05/01/98         10.06%         10.47%          n/a           3.63 %
AUSA Goldman Sachs Growth (2)                        05/03/99        (14.86)%          n/a           n/a          (3.63)%
AUSA Munder Net50 (2) (6)                            05/03/99        (26.09)%          n/a           n/a          (5.82)%
AUSA T. Rowe Price Dividend Growth (2)               05/03/99         (5.02)%          n/a           n/a          (1.84)%
AUSA T. Rowe Price Small Cap (2)                     05/03/99        (10.52)%          n/a           n/a           4.26 %
AUSA Salomon All Cap (2)                             05/03/99          1.18%           n/a           n/a          12.32 %
AUSA Pilgrim Baxter Mid Cap Growth (2)               05/03/99        (36.50)%          n/a           n/a          (1.78)%
AUSA Dreyfus Mid Cap (2)                             05/03/99         (4.80)%          n/a           n/a           4.87 %
AUSA Value Line Aggressive Growth (2)                05/01/00        (11.21)%          n/a           n/a         (12.72)%
AUSA Great Companies - America(SM (2)                05/01/00        (12.98)%          n/a           n/a          (0.95)%
AUSA Great Companies - Technology(SM (2)             05/01/00        (37.51)%          n/a           n/a         (40.66)%
AUSA Great Companies - Global(2)                     09/01/00        (17.58)%          n/a           n/a         (23.36)%
AUSA Gabelli Global Growth                           09/01/00        (10.92)%          n/a           n/a         (14.78)%
AUSA LKCM Capital Growth (2)                         12/01/00        (39.54)%          n/a           n/a         (30.36)%
Fidelity VIP III Growth Opportunities (2)            01/03/95        (15.40)%       (10.54)%        2.61%          8.34 %
Fidelity VIP II Contrafund(R) (2)                    01/03/95        (13.25)%        (0.49)%        9.30%         14.60 %
Fidelity VIP Equity-Income (2)+                      10/09/86         (6.07)%         1.95%         8.25%         12.50 %

+  Shows ten year performance.
(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of AUSA J.P. Morgan Money Market than the total return. An investment in AUSA J.P. Morgan Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Underlying portfolios may have existed prior to the inception of the subaccount, therefore, performance is calculated using the actual fees and charges of AUSA Series Life Account as if it was available on the dates shown.
(3)Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4)Formerly, AUSA Dean Asset Allocation. Effective August 24, 2001, the underlying portfolio is sub-advised by Transamerica Investment Management, LLC, pursuant to shareholder approval.
(5)Formerly, AUSA GE International Equity. Effective October 5, 2001, the underlying portfolio is sub-advised by American Century Investment Management, Inc.
(6)Formerly, AUSA Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.

AUSA Series Life Account is the separate account holding the subaccounts, which contain the underlying investments for funding AUSA Financial Freedom Builder(SM), a variable universal life insurance policy. The return for each subaccount reflects deductions for the policy's mortality and expense risk charge and individual subaccount portfolio expenses such as management fees/expenses and 12b-1 fees (where applicable). The performance does not reflect the cost of insurance, surrender charges, premium expense charges, premium collection charges, monthly policy charges, decrease charges, transfer charges, change in net premium allocation charges, rider charges or the cash withdrawal fee (each where applicable). Had these costs been reflected, each of the performance figures would be lower. PLEASE NOTE THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return and principal value of a subaccount will fluctuate so that a Policy owners' units, when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by currently effective prospectuses for each of the AUSA Financial Freedom Builder(SM) and its Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact AUSA Life Insurance Company, Inc.


                    AUSA Quarterly Subaccount Performance  1

     TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

TOLIC QUARTERLY SUBACCOUNT PERFORMANCE

AT DECEMBER 31, 2001

                                                                             STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                             DATE           YEAR          YEARS          YEARS       INCEPTION
TOLIC J.P. Morgan Money Market
  1.01% Current Yield (1) (2)+                       10/02/86          3.05%          3.98%         4.11%          3.52 %
TOLIC AEGON Bond (2)+                                10/02/86          7.11%          4.22%         5.82%          5.81 %
TOLIC Janus Growth (2)+                              10/02/86        (28.85)%        (7.45)%        8.52%          9.31 %
TOLIC LKCM Strategic Total Return (2)                03/01/93         (3.06)%         0.88%         6.14%          8.79 %
TOLIC Van Kampen Emerging Growth (2)                 03/01/93        (33.83)%         5.50%        13.98%         16.12 %
TOLIC Alger Aggressive Growth (2)                    03/01/94        (17.20)%        (1.91)%       11.36%         12.47 %
TOLIC AEGON Balanced (2)                             03/01/94         (3.80)%         0.99%         4.84%          5.70 %
TOLIC Federated Growth & Income (2)                  03/01/94         14.67%         11.59%        11.88%         11.09 %
TOLIC Transamerica Value Balanced (2) (3)            01/03/95          1.54%          3.32%         6.47%          9.16 %
TOLIC C.A.S.E. Growth (2)                            05/01/95        (30.31)%       (10.11)%       (3.41)%         2.43 %
TOLIC NWQ Value Equity (2)                           05/01/96         (2.68)%         5.92%          n/a           8.20 %
TOLIC International Equity (2) (4)                   01/02/97        (24.12)%        (7.50)%         n/a          (1.17)%
TOLIC GE U.S. Equity (2)                             01/02/97         (9.69)%         1.37%          n/a           9.82 %
TOLIC Third Avenue Value (2)                         01/02/98          5.22%         17.44%          n/a          10.60 %
TOLIC J.P. Morgan Real Estate Securities (2)         05/01/98         10.06%         10.47%          n/a           3.63 %
TOLIC Goldman Sachs Growth (2)                       05/03/99        (14.86)%          n/a           n/a          (3.63)%
TOLIC Munder Net50 (2) (5)                           05/03/99        (26.09)%          n/a           n/a          (5.82)%
TOLIC T. Rowe Price Dividend Growth (2)              05/03/99         (5.02)%          n/a           n/a          (1.84)%
TOLIC T. Rowe Price Small Cap (2)                    05/03/99        (10.52)%          n/a           n/a           4.26 %
TOLIC Salomon All Cap (2)                            05/03/99          1.18%           n/a           n/a          12.32 %
TOLIC Pilgrim Baxter Mid Cap Growth (2)              05/03/99        (36.50)%          n/a           n/a          (1.78)%
TOLIC Dreyfus Mid Cap (2)                            05/03/99         (4.80)%          n/a           n/a           4.87 %
TOLIC Value Line Aggressive Growth                   05/01/00        (11.21)%          n/a           n/a         (12.72)%
TOLIC Great Companies - America(SM)                  05/01/00        (12.98)%          n/a           n/a          (0.95)%
TOLIC Great Companies - Technology(SM)               05/01/00        (37.51)%          n/a           n/a         (40.66)%
TOLIC Great Companies - Global(2)                    09/01/00        (17.58)%          n/a           n/a         (23.36)%
TOLIC Gabelli Global Growth                          09/01/00        (10.92)%          n/a           n/a         (14.78)%
Transamerica VIF Growth (2)+                         12/31/80        (18.36)%        (0.58)%       15.16%         19.03 %
Fidelity VIP III Growth Opportunities (2)            01/03/95        (15.40)%       (10.54)%        2.61%          8.34 %
Fidelity VIP II Contrafund(R) (2)                    01/03/95        (13.25)%        (0.49)%        9.30%         14.60 %
Fidelity VIP Equity Income (2)+                      10/09/86         (6.07)%         1.95%         8.25%         12.50 %

+  Shows ten year performance.
(1)The current yield, which is for the seven day period ended 12/31/01, more closely reflects current earnings of TOLIC J.P. Morgan Money Market than the total return. An investment in TOLIC J.P. Morgan Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2)Underlying portfolios may have existed prior to the inception of the subaccount, therefore, performance is calculated using the actual fees and charges of TOLIC Series Life Account as if it was available on the dates shown.
(3)Formerly, TOLIC Dean Asset Allocation. Effective August 24, 2001, the underlying portfolio is sub-advised by Transamerica Investment Management, LLC, pursuant to shareholder approval.
(4)Formerly, TOLIC GE International Equity. Effective October 5, 2001, the underlying portfolio is sub-advised by American Century Investment Management, Inc.
(5)Formerly, TOLIC Goldman Sachs Small Cap. Effective May 1, 2001, the underlying portfolio is sub-advised by Munder Capital Management. Effective May 29, 2001, this subaccount's underlying portfolio has a new investment objective.

Transamerica Occidental Life Separate Account VUL-3 is the separate account holding the subaccounts, which contain the underlying investments for funding Transamerica Elite(R), a variable universal life insurance policy. The return for each subaccount reflects deductions for the policy's mortality and expense risk charge and individual subaccount portfolio expenses such as management fees/expenses and 12b-1 fees (where applicable). The performance does not reflect the cost of insurance, surrender charges, premium expense charges, premium collection charges, monthly policy charges, decrease charges, transfer charges, change in net premium allocation charges, rider charges or the cash withdrawal fee (each where applicable). Had these costs been reflected, each of the performance figures would be lower.

PLEASE NOTE THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return and principal value of a subaccount will fluctuate so that a Policy owners' units, when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by currently effective prospectuses for Transamerica Elite(R) and, its Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact Transamerica Occidental Life Insurance Company.


                   TOLIC Quarterly Subaccount Performance  1